As filed with the Securities and Exchange Commission on April 29, 2009.
Registration Nos. 333-111648
811-07543

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 6	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 125	[X]

Keyport Variable Account A
(Exact name of Registrant)

Sun Life Assurance Company of Canada (U.S.)
(Name of Depositor)

One Sun Life Executive Park, Wellesley Hills Massachusetts 02481
(Address of Depositor's Principal Executive Offices) (Zip Code)

Depositor's Telephone Number, including Area Code:  781-263-6402

Sandra M. DaDalt, Esq.
Assistant Vice President and Senior Counsel
Sun Life Assurance Company of Canada (U.S.)
One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481
(Name and Address of Agent for Service)

Copies of Communications to:
Thomas C. Lauerman, Esq.
Jorden Burt LLP
1025 Thomas Jefferson Street, N.W.
Washington, DC 20007

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b) of Rule 485
☑ on May 1, 2009 pursuant to paragraph (b) of Rule 485
☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐ on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Variable Portion of the Contracts Funded through the Separate Account.

No filing fee is due because an indefinite amount of securities is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

CONTENTS OF REGISTRATION STATEMENT

The Facing Sheet

The Contents Page

PART A

Prospectus

PART B

Statement of Additional Information

PART C

Items 24 - 32

The Signatures

Exhibits

PART A

PROSPECTUS FOR
KEYPORT LATITUDE VARIABLE ANNUITY
GROUP AND INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
DEFERRED VARIABLE ANNUITY CONTRACTS
ISSUED BY
KEYPORT VARIABLE ACCOUNT A
OF
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

This prospectus describes the Keyport Latitude variable annuity group Contracts and Certificates offered by Sun Life Assurance Company of Canada (U.S.). The prospectus also offers the Certificates in the form of Individual Contracts, where required by certain states. All discussion of Certificates applies to the Contracts and Individual Contracts unless specified otherwise.

We will allocate your purchase payments to the investment options and the Fixed Account in the proportions you choose. The Certificate currently offers twenty-seven investment options, each of which is a Sub-account of Keyport Variable Account A. Currently, you may choose among the Sub-accounts investing in the following Eligible Funds:

Large-Cap Equity Funds	International/Global Equity Funds
AIM V.I. Capital Appreciation Fund, Series 1	AIM V.I. International Growth Fund, Series 1
AIM V.I. Core Equity Fund, Series 1	AllianceBernstein International Growth Portfolio,
AllianceBernstein Growth & Income Portfolio,	Class B
Class B	International/Global Small/Mid Cap Equity Funds
Columbia Large Cap Growth Fund, Variable Series,	Wanger International Select[3]
Class B	Wanger International[3]
Columbia Large Cap Value Fund, Variable Series, Class B	Bear Market Equity Fund
Columbia S&P 500 Index Fund, Variable Series, Class B	Rydex NASDAQ-100® Fund[3]
Fidelity Variable Insurance Products Fund Dynamic	Asset Allocation Fund
Capital Appreciation Portfolio,Service Class 2	Columbia Asset Allocation Fund, Variable Series, Class B
Fidelity Variable Insurance Products Fund Equity	Specialty Sector Equity Fund
Income Portfolio, Service Class 2	AllianceBernstein Global Thematic Growth
Fidelity Variable Insurance Products Fund Growth	Portfolio, Class B2
Opportunities Portfolio, Service Class 2	Money Market Fund
MFS Growth Series, S Class	Columbia Money Market Fund, Variable Series, Class A
MFS Investors Growth Stock Series, S Class	Intermediate-Term Bond Fund
MFS Investors Trust Series, S Class	Columbia Federal Securities Fund, Variable Series,
SC WMCSM Large Cap Growth Fund, S Class[1]	Class B
Mid-Cap Equity Fund	Multi-Sector Bond Fund
Columbia Mid Cap Value Fund, Variable Series, Class B	Columbia Strategic Income Fund, Variable Series
Wanger Select[3]	Class B
Small-Cap Equity Funds	High Yield Bond Fund
MFS New Discovery Series, S Class	Columbia High Yield Fund, Variable Series, Class B
Wanger USA[3]

[1]	Formerly SC FI Large Cap Growth Fund, S Class.
[2]	Formerly AllianceBernstein Global Technology Portfolio, Class B.
[3]	These Funds do not have different shares classes.

Alliance Capital Management, LP, advises the AllianceBernstein Variable Products Series Fund Inc. Portfolios.  Columbia Management Advisors, Inc., advises the Columbia Funds (with Nordea Investment Management North America, Inc. serving as the sub-advisor for Columbia Asset Allocation Fund, Variable Series). Columbia Wanger Asset Management, L.P., advises the Wanger Funds. Fidelity® Management & Research Company advises the Fidelity Variable Insurance Products Fund Portfolios. Invesco Aim Advisors, Inc., advises the AIM Variable Insurance Funds (with Invesco Trimark Investment Management Inc.; Invesco Global Asset Management (N.A.), Inc.; Invesco Institutional (N.A.), Inc.; Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Asset Management Deutschland, GmbH; and Invesco Australia Limited serving as sub-advisors). Massachusetts Financial Services Company advises the MFS Variable Insurance Trust Series. PADCO Advisors II, Inc. advises the Rydex Variable Trust NASDAQ-100® Fund. Sun Capital Advisers LLC advises the Sun Capital Fund, (with Wellington Management Company, LLP serving as the sub-advisor for SCWMC Large Cap Growth Fund).

Under the Certificate, you may elect to have value accumulate on a variable or fixed basis, or both. You may also elect to receive periodic annuity payments on either a variable or a fixed basis, or both. This prospectus primarily describes the variable features of the Certificate. The Fixed Account and its features are summarized in Appendix A. The Certificates are designed to help you in your retirement planning. You may purchase them on a tax qualified or non-tax qualified basis. Because they are offered on a flexible payment basis, you are permitted to make multiple payments (except in Oregon where they are offered only on a single purchase payment basis).

Each time you make a purchase payment, we will credit your Certificate Value with a Premium Credit.  In addition to this annuity, we also offer other annuities that do not provide for Premium Credits.  The expenses for this annuity may be higher than the expenses for an annuity that does not provide for Premium Credits.  Over time, the amount of the Premium Credit may be more than offset by the higher expenses.  You and your agent should decide if this annuity is right for you.

You may purchase a Certificate if any Covered Person has not attained age 86 before we receive your application. You may not purchase a tax-qualified Certificate if any Covered Person has attained age 76 before we receive your application (age 86 applies to Roth IRAs).

The purchase of a Certificate involves certain risks. Investment performance of the Sub-accounts may vary based on the performance of the related Eligible Funds. We do not guarantee any minimum Certificate Value for amounts allocated to the Sub-accounts. In addition, benefits based on the Fixed Account may be subject to a market value adjustment.  As a result, withdrawal benefits, death benefits, settlement values, transfers to Eligible Funds, or periodic income payments may be adjusted upward or downward.

We may offer other certificates through the Separate Account with different features, fees and charges, and other Sub-accounts, which may invest in different or additional mutual funds.  Those certificates are described in separate prospectuses and statements of additional information.  You may obtain information concerning the eligibility for and the availability of the other certificates by asking your agent.

This prospectus contains important information about the Certificates you should know before investing. You should read it before investing and keep it for future reference. We have filed a Statement of Additional Information (“SAI”) with the Securities and Exchange Commission. The current SAI has the same date as this prospectus and is incorporated by reference in this prospectus. You may obtain a free copy by writing us at P.O. Box 9133, Wellesley Hills, MA 02481, by calling (800) 367-3653, or by returning the postcard on the back cover of this prospectus. A table of contents for the SAI appears on page 46 of this prospectus. You can inspect and copy all of our filings at the SEC's public reference facilities at: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http:// www.sec.gov).

The date of this prospectus is May 1, 2009.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

DEFINITIONS [INSERT PAGE NUMBER]
SUMMARY OF CERTIFICATE FEATURES [INSERT PAGE NUMBER]
FEE TABLE [INSERT PAGE NUMBER]
EXAMPLES [INSERT PAGE NUMBER]
CONDENSED FINANCIAL INFORMATION [INSERT PAGE NUMBER]
SUN LIFE (U.S.) AND THE VARIABLE ACCOUNT [INSERT PAGE NUMBER]
PURCHASE PAYMENTS, PREMIUM CREDITS AND APPLICATIONS [INSERT PAGE NUMBER]
Premium Credits [INSERT PAGE NUMBER]
INVESTMENTS OF THE VARIABLE ACCOUNT [INSERT PAGE NUMBER]
Allocations of Purchase Payments [INSERT PAGE NUMBER]
Eligible Funds [INSERT PAGE NUMBER]
Transfer of Variable Account Value [INSERT PAGE NUMBER]
Frequent Transfers [INSERT PAGE NUMBER]
Substitution of Eligible Funds and Other Variable Account Changes [INSERT PAGE NUMBER]
DEDUCTIONS [INSERT PAGE NUMBER]
Deductions for Certificate Maintenance Charge [INSERT PAGE NUMBER]
Deductions for Mortality and Expense Risk Charge [INSERT PAGE NUMBER]
Deductions for Distribution Charge [INSERT PAGE NUMBER]
Deductions for Surrender Charge [INSERT PAGE NUMBER]
Deductions for Death Benefit Options [INSERT PAGE NUMBER]
Deductions for Transfers of Variable Account Value [INSERT PAGE NUMBER]
Deductions for Premium Taxes [INSERT PAGE NUMBER]
Deductions for Income Taxes [INSERT PAGE NUMBER]
Total Variable Account Expenses [INSERT PAGE NUMBER]
Certificate Value Deductions [INSERT PAGE NUMBER]
OTHER SERVICES [INSERT PAGE NUMBER]
THE CERTIFICATES [INSERT PAGE NUMBER]
Variable Account Value [INSERT PAGE NUMBER]
Valuation Periods [INSERT PAGE NUMBER]
Net Investment Factor [INSERT PAGE NUMBER]
Modification of the Certificate [INSERT PAGE NUMBER]
Right to Revoke [INSERT PAGE NUMBER]
DEATH PROVISIONS [INSERT PAGE NUMBER]
Death of a Covered Person [INSERT PAGE NUMBER]
Standard Death Benefit [INSERT PAGE NUMBER]
Optional Death Benefits [INSERT PAGE NUMBER]
Death Benefit During the Spousal Continuation Period [INSERT PAGE NUMBER]
Systematic Withdrawal and Systematic Investment Programs [INSERT PAGE NUMBER]
Payment of Death Benefit [INSERT PAGE NUMBER]
CERTIFICATE OWNERSHIP [INSERT PAGE NUMBER]
ASSIGNMENT [INSERT PAGE NUMBER]
PARTIAL WITHDRAWALS AND SURRENDER [INSERT PAGE NUMBER]
ANNUITY PROVISIONS [INSERT PAGE NUMBER]
Annuity Benefits [INSERT PAGE NUMBER]
Annuity Option and Income Date [INSERT PAGE NUMBER]
Annuity Options [INSERT PAGE NUMBER]
Variable Annuity Payment Values [INSERT PAGE NUMBER]
Proof of Age, Sex, and Survival of Annuitant [INSERT PAGE NUMBER]
SUSPENSION OF PAYMENTS [INSERT PAGE NUMBER]
TAX STATUS [INSERT PAGE NUMBER]
Introduction [INSERT PAGE NUMBER]
Taxation of Annuities in General [INSERT PAGE NUMBER]
Qualified Plans [INSERT PAGE NUMBER]
Tax-Sheltered Annuities [INSERT PAGE NUMBER]
Individual Retirement Annuities [INSERT PAGE NUMBER]
Corporate Pension and Profit-Sharing Plans [INSERT PAGE NUMBER]
Deferred Compensation Plans with Respect to Service for State and Local Governments [INSERT PAGE NUMBER]
Required Minimum Distribution Requirements for Tax-Sheltered Annuities and Traditional Individual
      Retirement Annuities [INSERT PAGE NUMBER]
Annuity Purchases by Nonresident Aliens [INSERT PAGE NUMBER]
VARIABLE ACCOUNT VOTING PRIVILEGES [INSERT PAGE NUMBER]
REPORTS TO OWNERS [INSERT PAGE NUMBER]
SALES OF THE CERTIFICATES [INSERT PAGE NUMBER]
LEGAL PROCEEDINGS [INSERT PAGE NUMBER]
INQUIRIES BY CERTIFICATE OWNERS [INSERT PAGE NUMBER]
TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION [INSERT PAGE NUMBER]
APPENDIX A -  The Fixed Account (Also Known as the Modified Guaranteed Annuity Account) [INSERT PAGE NUMBER]
APPENDIX B -  Telephone Instructions [INSERT PAGE NUMBER]
APPENDIX C -  Systematic Withdrawal Program [INSERT PAGE NUMBER]

DEFINITIONS

Accumulation Unit: A unit of measurement that we use to calculate Variable Account Value.

Annuitant: The natural person on whose life annuity benefits are based and who will receive annuity payments starting on the Income Date.

Attained Age: The age of an individual, in years, as of their last birthday.

Benefit Base Amount: The amount used to calculate the charge you pay for an optional death benefit. It is equal to the death benefit under the optional benefit on the relevant Certificate Anniversary.

Certificate Anniversary: Each anniversary of the Certificate Date.

Certificate Date: The date the Certificate becomes effective which is the date when we receive your completed application and initial purchase payment.

Certificate Owner (“you”): The person(s) having the privileges of ownership defined in the Certificate.

Certificate Value: The sum of the Variable Account Value and the Fixed Account Value under your Certificate at a given time.

Certificate Withdrawal Value: The Certificate Value, increased or decreased by a market value adjustment that applies to any Fixed Account Value, less any premium taxes, certificate maintenance charge and surrender charge.

Certificate Year: Each 12-month period beginning on the Certificate Date and each Certificate Anniversary thereafter.

Company (“we”, “us”, “our”, “Sun Life (U.S.)”): Sun Life Assurance Company of Canada (U.S.).

Covered Person: The person(s) identified in the Certificate whose death may result in an adjustment of Certificate Value, payment of a death benefit, a waiver of any surrender charges and a waiver of any market value adjustment or whose medical stay in a hospital or nursing facility may allow the Certificate Owner to be eligible for either a total or partial waiver of the surrender charge.

Designated Beneficiary: The person designated to receive any death benefits under the Certificate.

Eligible Funds: The underlying mutual funds in which the Variable Account invests.

Fixed Account: Part of our general account to which purchase payments or Certificate Values may be allocated or transferred.

Fixed Account Value: The value of all Fixed Account amounts accumulated under your Certificate prior to the Income Date.

Guarantee Period Anniversary: An anniversary of a Guarantee Period’s Start Date.

Guarantee Period Month: The first Guarantee Period Month is the monthly period that begins on the Start Date. Later Guarantee Period Months begin on the same day in the following months.

Guarantee Period Year: The 12-month period which begins on the Start Date. Guarantee Period Years thereafter begin on each Guarantee Period Anniversary.

In Force: The status of the Certificate before the Income Date so long as:

(1)	it is not totally surrendered,

(2)	the Certificate Value under a Certificate does not go to zero on a Certificate Anniversary, and

(3)	there has not been a death of the Annuitant or any Certificate Owner that will cause the Certificate to end within at most five years of the date of death.

Income Date: The date on which annuity payments are to begin.

Net Asset Value: The difference between the value of assets and the amount of liabilities.

Non-Qualified Certificate: Any Certificate that is not issued under a Qualified Plan.

Premium Credit: A Premium Credit is the amount we add to your Certificate Value with each purchase payment.  It is not considered a “purchase payment” under the Certificate.

Qualified Certificate: Certificates issued under Qualified Plans.

Qualified Plan: A retirement plan which receives special tax treatment under Sections 401, 403(b), 408(b) or 408A of the Internal Revenue Code (“Code”) or a deferred compensation plan for a state and local government or another tax exempt organization under Section 457 of the Code.

Start Date: The date money is first allocated to a Guarantee Period of the Fixed Account.

Variable Account: Keyport Variable Account A, which is a separate investment account of the Company into which purchase payments under the Certificates may be allocated. The Variable Account is divided into Sub-accounts, each of which invests in shares of an Eligible Fund.

Variable Account Value: The value of all Variable Account amounts accumulated under your Certificate prior to the Income Date.

Written Request: A request written on a form satisfactory to us, signed by you and received by us.

SUMMARY OF CERTIFICATE FEATURES

This summary does not contain all of the information that may be important to you. You should read the entire prospectus and Statement of Additional Information before deciding to invest. Further, individual state requirements that differ from the information in this prospectus are described in supplements to this prospectus or in endorsements to the Certificate.

Purchase of the Certificate

You may make multiple purchase payments (except in Oregon). The minimum initial payment for both qualified and nonqualified certificates is $10,000.  (See “Purchase Payments and Applications”.)

Fees and Charges

Please see “Fee Table”, “Explanation of Fee Table and Examples” and “Deductions”.

Federal Income Taxes

You will not pay federal income taxes on an increase in the value of your Certificate until you make a withdrawal, such as a lump sum payment, annuity payment, gift or assignment.  Some withdrawals may also be subject to a 10% federal penalty tax. (See “Tax Status”.)

Right to Revoke

Generally, you may revoke the Certificate by returning it to us within 15 days after you receive it. For most states, we will refund your Certificate Value as of the date we receive the returned Certificate. You will bear the investment risk during the revocation period. In other states, we will return purchase payments. You are not entitled to keep the Premium Credit if you revoke the Certificate under this provision. (See “Right to Revoke”.)

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Certificate.

The table below describes the fees and expenses that you will pay at the time that you buy the Certificate, surrender the Certificate, or transfer cash value between investment options. State premium taxes may also be deducted.

Certificate Owner Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of purchase payments):	0%

Maximum Surrender Charge (as a percentage of purchase payments):	8%*

Maximum Charge Per Transfer (Currently $0):	$25**

Premium Taxes (as a percentage of Certificate Value or total purchase payments):	0%-3.5%***

*We will let you choose from one or more of three different Premium Credit rates: 3%; 4%; and 5%. Each rate has a different surrender charge schedule:

Completed years since purchase payment	3% Premium Credit	4% Premium Credit	5% Premium Credit

Up to 1	8%	8%	8%
2	8%	8%	8%
3	8%	8%	8%
4	7%	7%	7%
5	6%	6%	6%
6	5%	5%	5%
7	4%	4%	4%
8	0%	3%	3%
9	0%	0%	2%
10	0%	0%	0%

Surrender charges are deducted only if you make a partial withdrawal or  totally surrender the Certificate. You will not incur a surrender charge: (1) in the first Certificate Year where you withdraw an aggregate amount up to the Certificate’s earnings (earnings equal the Certificate Value at time of withdrawal less purchase payments not previously withdrawn); (2) in the second and later Certificate Years where you withdraw (a) earnings, and (b) an amount up to 10% of the Certificate Value as of the preceding Certificate Anniversary, less earnings.

** Applicable to each transfer after the first twelve transfers in each Certificate Year. We are currently waiving this fee. We reserve the right to impose a transfer fee after we notify you. See “Deductions for Transfers of Variable Account Value.”

*** The premium tax rate and base vary by your state of residence and the type of Certificate you own. Currently, we deduct premium taxes from Certificate Value upon full surrender (including a surrender for the death benefit) or annuitization. See “Deductions for Premium Taxes.”

The table below describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including Eligible Fund fees and expenses.

Annual Certificate Maintenance Charge:	$36*

*This maintenance charge will be waived before the Income Date if: (1) it is the first Certificate Anniversary; (2) the Certificate Value is at least $50,000 on the date the charge is imposed; or (3) in the prior Certificate Year, purchase payments of at least $2,000 have been made and you have not made any partial withdrawals.  This waiver will be determined annually. See “Deductions for Certificate Maintenance Charge.”

Variable Account Annual Expenses (as a percentage of average net assets)

Mortality and Expense Risk Charge:	1.25%
Distribution Charge:	0.15%

Total Variable Account Annual Expenses:	1.40%

Charges for Optional Features1
(deducted from Certificate Value)

Option 1: High Anniversary Value

Charge for Option 1:	0.15%
(as a percentage of this option’s “benefit base amount”, as described in “Optional Death Benefits”)

Option 2: Leveraged Earnings Option

Charge for Option 2:	0.15%
(as a percentage of this option’s “benefit base amount”, as described in “Optional Death Benefits”)

Total Variable Account Annual Expenses with Maximum Charges for Available Optional Features (as a percentage of Certificate Value):	1.55%

1You may choose one but not both optional features.

The table below shows the minimum and maximum total operating expenses charge by the Eligible Funds that you may pay periodically during the time that you own the Certificate. More detail concerning each Eligible Fund’s fees and expenses is contained in the prospectus for each Eligible Fund.

Total Annual Eligible Fund Operating Expenses	Minimum	Maximum
(as a percentage of average daily net assets)

Expenses that are deducted from Eligible Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.64%	1.55%[1]

1The expenses shown do not reflect any fee waiver or expense reimbursement.

The advisers and/or other service providers of certain Eligible Funds have agreed to reduce their fees and/or reimburse the Eligible Funds’ expenses in order to keep the Eligible Funds’ expenses below specified limits. The expenses of four Eligible Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through December 31, 2009. Ten Eligible Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. The minimum and maximum Total Annual Operating Expenses for all Eligible Funds after all fee reductions and expense reimbursements are taken into consideration fall within the range shown in the table above. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Eligible Fund’s prospectus.

THE ABOVE EXPENSES FOR THE ELIGIBLE FUNDS WERE PROVIDED BY THE ELIGIBLE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLES

The Examples are intended to help you compare the cost of investing in the Certificate with the cost of investing in other variable annuity contracts. These costs include Certificate Owner transaction expenses, Certificate fees, Variable Account annual expenses, Eligible Fund fees and expenses and the cost of optional death benefit 2.

The Examples assume that you invest $10,000 in the Certificate for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume the maximum fees and expenses of any of the Eligible Funds and the cost of optional death benefit 2. Optional death benefit 2 was used in these examples because, under the assumptions given, it results in higher expenses. However, under other assumptions, Option 1 might result in higher expenses. In addition, the Examples assume no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. The Examples also do not take into consideration any fee waiver or expense reimbursement arrangements of the Eligible Funds. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Certificate at the end of the applicable time period:

1 year	3 years	5 years	10 years
$1,126	$1,777	$2,437	$4,528

(2) If you annuitize your Certificate at the end of the applicable time period:

1 year	3 years	5 years	10 years
$326	$1,064	$1,904	$4,528

(3) If you do not surrender your Certificate:

1 year	3 years	5 years	10 years
$326	$1,064	$1,904	$4,528

The Examples do not show the effect of premium taxes. Premium taxes (ranging from 0% to 3.5%) are deducted from the Certificate Value upon full surrender, death or annuitization. The Examples also do not include any of the taxes or penalties you may be required to pay if you surrender your Certificate.

The Fee Table and Examples should not be considered a representation of past or future expenses and charges of the Sub-accounts. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the Examples are not an estimate or a guarantee of future investment performance. For more information about the expenses of the Eligible Funds, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Eligible Funds.

CONDENSED FINANCIAL INFORMATION

	Accumulation Unit Values*
	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
	Beginning	End	Units End
Sub-account	of Year**	of Year	of Year	Year

AIM Capital Appreciation Fund	$13.094	$7.426	82,376	2008
	11.854	13.094	79,823	2007
	11.308	11.854	84,555	2006
	10.535	11.308	89,848	2005
	10.019	10.535	92,789	2004
	7.843	10.019	78,300	2003
	10.514	7.843	83,407	2002
	12.303	10.514	85,420	2001

AIM International Growth Fund	18.019	10.594	124,537	2008
	15.928	18.019	136,270	2007
	12.595	15.928	154,989	2006
	10.829	12.595	190,376	2005
	8.855	10.829	210,825	2004
	6.957	8.855	225,878	2003
	8.366	6.957	247,020	2002
	9.791	8.366	230,872	2001

AIM Core Equity Fund	11.530	7.94	106,304	2008
	10.815	11.530	111,524	2007
	7.544	10.815	115,051	2006
	7.240	7.544	145,196	2005
	6.941	7.240	150,469	2004
	5.627	6.941	127,000	2003
	8.818	5.627	153,184	2002
	9.083	8.818	137,069	2001

AllianceBernstein Growth and Income Portfolio	13.794	8.341	131,963	2008
	13.794	14.264	224,739	2007
	11.956	13.794	238,110	2006
	11.590	11.956	258,937	2005
	10.567	11.590	265,159	2004
	8.106	10.567	259,917	2003
	10.574	8.106	219,837	2002
	10.944	10.574	385,305	2001

AllianceBernstein Global Thematic Growth Portfolio	9.229	4.781	22,539	2008
	7.806	9.229	38,967	2007
	7.303	7.806	39,617	2006
	7.145	7.303	44,415	2005
	6.894	7.145	48,790	2004
	4.862	6.894	43,236	2003
	8.472	4.862	31,726	2002
	10.083	8.472	26,440	2001

AllianceBernstein International Growth Portfolio	18.966	9.545	23,508	2008
	16.330	18.966	21,898	2007
	13.069	16.330	22,156	2006
	10.992	13.069	26,842	2005
	8.991	10.992	23,143	2004
	6.372	8.991	20,366	2003
	6.749	6.372	17,561	2002
	7.904	6.749	17,652	2001

Fidelity VIP Dynamic Capital Appreciation Portfolio	14.727	8.518	9,223	2008
	13.993	14.727	10,420	2007
	12.466	13.993	11,883	2006
	10.474	12.466	13,543	2005
	10.487	10.474	13,080	2004
	8.513	10.487	8,296	2003
	9.338	8.513	3,467	2002
	10.000	9.338	8,630	2001

Fidelity VIP Equity Income Portfolio	14.215	8.016	282,061	2008
	14.234	14.215	360,148	2007
	12.034	14.234	368,750	2006
	11.558	12.034	371,029	2005
	10.537	11.558	347,092	2004
	8.217	10.537	306,710	2003
	10.057	8.217	248,818	2002
	10.596	10.057	181,813	2001

Fidelity VIP Growth Opportunities Portfolio	9.774	4.324	149,077	2008
	8.064	9.774	159,385	2007
	7.779	8.064	174,016	2006
	7.258	7.779	182,236	2005
	6.885	7.258	172,666	2004
	5.395	6.885	165,183	2003
	7.015	5.395	135.538	2002
	7.544	7.015	92,884	2001

Columbia High Yield Fund, Variable Series	10.707	7.944	113,860	2008
	10.676	10,707	134,403	2007
	9.777	10.676	142,865	2006
	9.680	9.777	186,913	2005
	9.169	9.680	212,475	2004
	8.045	9.169	300,325	2003
	8.477	8.045	204,205	2002
	9.489	8.477	64,606	2001

Columbia Strategic Income Fund, Variable Series	21.322	19.386	173,384	2008
	20.447	21.322	262,405	2007
	19.404	20.447	263,530	2006
	19.402	19.404	324,657	2005
	17.910	19.402	324,562	2004
	15.352	17.910	354,726	2003
	14.387	15.352	298,014	2002
	14.682	14.387	176,173	2001

Columbia Large Cap Value Fund, Variable Series	33.978	21.038	61,761	2008
	33.620	33.978	82,862	2007
	28.926	33.620	88,334	2006
	27.617	28.926	101,255	2005
	24.683	27.617	109,929	2004
	20.916	24.683	112,169	2003
	27.211	20.916	103,960	2002
	27.553	27.211	85,468	2001

Columbia S&P 500 Index Fund, Variable Series	9.713	5.995	356,600	2008
	9.392	9.713	407,370	2007
	8.279	9.392	439,463	2006
	8.055	8.279	531,134	2005
	7.418	8.055	547,076	2004
	5.891	7.418	543,398	2003
	7.732	5.891	450,583	2002
	8.400	7.732	310,719	2001

Columbia Mid Cap Value Fund, Variable Series	18.179	10.197	116,767	2008
	17.138	18.179	149,222	2007
	14.863	17.138	171,534	2006
	13.447	14.863	195,645	2005
	11.824	13.447	207,611	2004
	9.408	11.824	213,186	2003
	10.744	9.408	210,702	2002
	10.757	10.744	127,905	2001

MFS Growth Series	17.637	10.862	11,197	2008
	14.797	17.637	13,766	2007
	13.942	14.797	14,807	2006
	12.979	13.942	16,432	2005
	11.676	12.979	20,540	2004
	9.112	11.676	23,003	2003
	13.969	9.112	20,028	2002
	16.914	13.969	21,337	2001

MFS Investors Growth Stock Series	7.192	4.470	106,766	2008
	6.569	7.192	118,275	2007
	6.208	6.569	121,357	2006
	6.039	6.208	129,965	2005
	5.619	6.039	127,105	2004
	4.647	5.619	137,766	2003
	6.519	4.647	71,894	2002
	7.719	6.519	41,482	2001

MFS Investors Trust Series	10.434	6.868	81,848	2008
	9.616	10.434	102,305	2007
	8.652	9.616	110,895	2006
	8.197	8.652	135,067	2005
	7.480	8.197	129,244	2004
	6.226	7.480	130,545	2003
	8.007	6.226	162,522	2002
	9.074	8.007	97,105	2001

MFS New Discovery Series	9.176	5.473	17,147	2008
	9.101	9.176	20,324	2007
	8.171	9.101	22,417	2006
	7.888	8.171	32,888	2005
	7.532	7.888	30,537	2004
	5.724	7.532	28,693	2003
	8.510	5.724	41,557	2002
	8.784	8.510	13,732	2001

Rydex VT NASDAQ-100® Fund	4.197	2.404	7,720	2008
	3.612	4.197	7,935	2007
	3.463	3.612	8,252	2006
	3.473	3.463	8,145	2005
	3.220	3.473	13,671	2004
	2.246	3.220	16,865	2003
	3.724	2.246	17,321	2002
	4.704	3.724	12,672	2001

Columbia Federal Securities Fund, Variable Series	25.925	27.563	183,278	2008
	24.808	25.925	262,529	2007
	24.331	24.808	282,523	2006
	24.085	24.331	336,174	2005
	23.502	24.085	343,034	2004
	23.291	23.502	378,444	2003
	21.551	23.291	413,277	2002
	20.780	21.551	253,340	2001

Columbia Asset Allocation Fund, Variable Series	36.428	25.704	79,257	2008
	33.873	36.428	87,562	2007
	30.775	33.873	95,952	2006
	29.327	30.775	109,235	2005
	27.084	29.327	125,225	2004
	22.830	27.084	12,939	2003
	26.290	22.830	168,585	2002
	28.199	26.290	247,819	2001

Columbia Large Cap Growth Fund, Variable Series	40.613	23.815	11,185	2008
	35.636	40.613	17,214	2007
	32.812	35.636	19,368	2006
	31.840	32.812	18,418	2005
	32.996	31.840	22,002	2004
	26.756	32.996	27,117	2003
	38.908	26.756	32,700	2002
	47.162	38.908	33,389	2001

Columbia Money Market Fund, Variable Series	16.873	17.068	646,122	2008
	16.293	16.873	526,930	2007
	15.776	16.293	632,300	2006
	15.559	15.776	569,171	2005
	15.640	15.559	463,846	2004
	15.750	15.640	539,197	2003
	15.774	15.750	678,814	2002
	15.544	15.774	309,137	2001

Wanger International Select	18.518	10.163	40,529	2008
	15.420	18.518	53,858	2007
	11.496	15.420	56,498	2006
	10.012	11.496	51,927	2005
	8.165	10.012	38,220	2004
	5.862	8.165	30,636	2003
	7.017	5.862	37,835	2002
	8.817	7.017	17,032	2001

Wanger International	20.694	11.101	83,522	2008
	18.043	20.694	95,651	2007
	13.338	18.043	108,867	2006
	11.128	13.338	125,157	2005
	8.662	11.128	125,043	2004
	5.900	8.662	132,067	2003
	6.944	5.900	198,069	2002
	8.668	6.944	103,462	2001

Wanger Select	21.439	10.769	96,900	2008
	19.874	21.439	127,979	2007
	16.835	19.874	193,974	2006
	15.450	16.835	231,671	2005
	13.131	15.450	237,676	2004
	10.185	13.131	184,191	2003
	11.180	10.185	56,673	2002
	10.278	11.180	42,638	2001

Wanger USA	18.994	11.297	203,887	2008
	18.276	18.994	230,797	2007
	17.179	18.276	248,134	2006
	15.657	17.179	283,244	2005
	13.417	15.657	340,002	2004
	9.499	13.417	361,795	2003
	11.578	9.499	279,109	2002
	10.552	11.578	178,310	2001

SC WMC Large Cap Growth Fund	10.121	10.559	54,921	2008
	10.000	10.121	61,057	2007

*  Accumulation Unit Values are rounded to the nearest tenth of a cent and numbers of accumulation units are rounded to the nearest whole number.

** Each value for 2001 is as of March 3, 2001 which is the date the Eligible Fund Sub-account first became available.

*** The beginning value for SC WMC Large Cap Growth Fund is as of April 27, 2007, which is the date the Eligible Fund Sub-account first became available.

The full financial statements for the Variable Account and Sun Life Assurance Company of Canada (U.S.) are in the Statement of Additional Information.

SUN LIFE (U.S.) AND THE VARIABLE ACCOUNT

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. The Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. (“Sun Life Financial”). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

We are a member of the Insurance Marketplace Standards Association (“IMSA”), and as such may use the IMSA logo and membership in IMSA in advertisements. Being a member means that we have chosen to participate in IMSA’s Life Insurance Ethical Market Conduct Program.

The Variable Account was established by Keyport Life Insurance Company (“Keyport”), a predecessor of Sun Life (U.S.), on January 30, 1996, pursuant to the provisions of Rhode Island law, as a segregated investment account. On December 31, 2003, Keyport was merged with and into Sun Life (U.S.). The Variable Account survived the merger intact. The Variable Account meets the definition of “separate account” under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. Such registration does not mean the Securities and Exchange Commission supervises us or the management of the Variable Account.

Obligations under the Certificates are our obligations. Although the assets of the Variable Account are our property, these assets are held separately from our other assets and are not chargeable with liabilities arising out of any other business we may conduct. Income, capital gains and/or capital losses, whether or not realized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to the income, capital gains, and/or capital losses arising out of any other business we may conduct.

PURCHASE PAYMENTS, PREMIUM CREDITS AND APPLICATIONS

The initial purchase payment is due on the Certificate Date. The minimum initial purchase payment for both qualified and nonqualified Certificates is $10,000. You may make additional purchase payments. We reserve the right to limit each purchase payment to at least $1,000. For payments made under the systematic investment program, we reserve the right to limit each payment to $50. We may reject any purchase payment or any application.

If your application for a Certificate is complete and amounts are to be allocated to the Variable Account, we will apply your initial purchase payment and the Premium Credit to the Variable Account within two business days of receipt. If your application is incomplete, we will notify you and try to complete it within five business days. At the end of this period, if your application is not complete, we will inform you of the reason for the delay. We will immediately return your purchase payment at that time unless you specifically consent to our keeping the purchase payment until the application is complete. Once the application is complete, we will apply the purchase payment and the Premium Credit within two business days of its completion. Additional purchase payments are allocated to a Certificate based on the applicable Sub-account Accumulation Unit Value(s) next determined after we receive it.

We will send you a written notification showing the allocation of all purchase payments and the re-allocation of values after any transfer you have requested. You must notify us immediately of any error. You may contact our Client Service Department at (800) 367-3653. If you fail to notify us within 60 days, we will not assume responsibility for correcting the error.

We will permit others to act on your behalf in certain instances, including:

●	we will accept an application for a Certificate signed by an attorney-in-fact if we receive a copy of the power of attorney with the application.

●
we will issue a Certificate to replace an existing life insurance or annuity policy that we or an affiliated company issued even though we did not previously receive a signed application from you for that Certificate.

Certain dealers or other authorized persons such as employers and Qualified Plan fiduciaries may inform us of your responses to application questions by telephone or by order ticket and cause the initial purchase payment to be paid to us. If the information is complete, we will issue the Certificate. We will send you the Certificate and a letter so you may review the information and notify us of any errors. We may request you to confirm that the information is correct by signing a copy of the letter or a Certificate delivery receipt. We will send you a written notice confirming all purchases. Our liability under any Certificate relates only to amounts so confirmed.

Premium Credits

You will receive Premium Credits for both initial purchase payments and subsequent purchase payments. We will let you choose from one or more of three different Premium Credit rates: 3%, 4% or 5% of each purchase payment.  The higher Premium Credit rates have a longer Surrender Charge period. You select the Premium Credit rate when you purchase your Certificate, and you cannot thereafter change your selection. The expense charges for this annuity may be higher than the expense charges for annuities that do not offer Premium Credits.  We expect to recoup the cost of paying Premium Credits through collections of the surrender charges on the Certificate (which are contingent), as well as our legitimate profits on this and other contracts Sun Life (U.S.) offers.  In some circumstances - for example, if you surrender your Certificate while the Surrender Charge still applies to a substantial proportion of your purchase payments - your net proceeds may be lower than if you had purchased one of our other annuities that does not offer Premium Credits. Likewise, over time the amount of the Premium Credits may be offset by higher expenses.

If you return the Certificate to us under the Right to Revoke provisions, we will recapture the Premium Credit.  In states that require us to return your purchase payment, you will receive your purchase payment without any Premium Credit.  In other states, we will return your purchase payment adjusted for either positive or negative investment experience, without consideration of the Premium Credit.

INVESTMENTS OF THE VARIABLE ACCOUNT

Allocations of Purchase Payments

We will invest your purchase payments and Premium Credits in the Sub-accounts you have chosen. Your selection must specify the percentage of the purchase payment that is allocated to each Sub-account or must specify the asset allocation model you select. (See “Other Services, The Programs”.) The percentage for each Sub-account, if not zero, must be at least 5% and a whole number. You may change the allocation percentages without fee, penalty or other charge. You must notify us in writing of your allocation changes unless you, your attorney-in-fact, or another authorized person has given us written authorization to accept telephone allocation instructions. By allowing us to accept telephone changes, you agree to accept our current conditions and procedures. The current conditions and procedures are in Appendix B. We will notify you of any changes in advance.

The Variable Account is segmented into Sub-accounts. Each Sub-account contains shares of one of the Eligible Funds.  Such shares are purchased at net asset value. We may add or withdraw Eligible Funds and Sub-accounts as permitted by applicable law.

Eligible Funds

The Certificate offers Sub-accounts that invest in a number of Eligible Fund investment options. More comprehensive information about the Eligible Funds, including a discussion of their management, investment objectives, expenses, and potential risks, is found in the current prospectuses for the Eligible Funds (the “Fund Prospectuses”). The Fund Prospectuses should be read in conjunction with this prospectus before you invest. A copy of each Fund Prospectus, as well as a Statement of Additional Information for each Eligible Fund, may be obtained without charge from the Company by calling (800) 367-3653 or by writing to Sun Life Assurance Company of Canada (U.S.), P.O. Box 9133, Wellesley Hills, Massachusetts 02481.

The Eligible Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Eligible Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in your voting instructions and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect you, including withdrawal of the Variable Account from participation in the underlying Eligible Funds which are involved in the conflict or substitution of shares of other Eligible Funds.

Certain of the investment advisers, transfer agents, or underwriters to the Eligible Funds may reimburse us for administrative costs in connection with administering the Eligible Funds as options under the Certificates. These amounts are not charged to you or the Eligible Funds, but are paid from assets of the advisers, transfer agents, or underwriters.

Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Eligible Funds, and may be managed by a Eligible Fund’s portfolio manager(s). While an Eligible Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between an Eligible Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

Transfer of Variable Account Value

You may transfer Variable Account Value from one Sub-account to another Sub-account and/or to the Fixed Account.

You must notify us in writing of your transfer requests unless you have given us written authorization to accept telephone transfer requests from you or your attorney-in-fact. By authorizing us to accept telephone transfer instructions, you agree to accept our current conditions and procedures. The current conditions and procedures are in Appendix B.  You will be given prior notification of any changes. A person acting on your behalf as an attorney-in-fact may make written transfer requests.

If we receive your transfer requests before 4:00 P.M. Eastern Time, we will initiate them at the close of business that day. We will initiate any written requests received after that time at the close of the next business day. We will execute your request to transfer value by both redeeming and acquiring Accumulation Units on the day we initiate the transfer.

If you transfer 100% of any Sub-account’s value, and the allocation formula for purchase payments on your application includes that Sub-account, the allocation formula for future purchase payments will automatically change unless you tell us otherwise.

Currently, we do not charge a transfer fee. We reserve the right to charge a fee if you make more than 12 transfers in any Certificate Year. We will notify you prior to charging any transfer fee or a change in the limitation on the number of transfers. The fee will not exceed $25 per transfer.

Frequent Transfers

The Certificates are not designed for frequent transfer activity. If you wish to employ such strategies, do not purchase a Certificate. Transfer limitations and other restrictions described below, are subject to our ability to monitor transfer activity. Some Certificate Owners and their third party intermediaries engaging in frequent transfer activity may employ a variety of strategies to avoid detection. Despite our efforts to prevent frequent transfer activity, there is no assurance that we will be able to identify such Certificate Owners or intermediaries or curtail their transfer activity.

A failure to detect and curtail short-term trading could result in adverse consequences to the Contract Owners.  Short-term trading can increase costs for all Contract Owners as a result of excessive portfolio transaction fees.  In addition, short-term trading can adversely affect a Fund’s performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies.

     Limitations on Transfers

We discourage frequent transfers of Certificate Value among the Sub-accounts. Accordingly, we have established the following policies and procedures to limit the number and frequency of transfers:

●	we impose a transfer limit of one transfer every 30 days, or such other period as we may permit with notification of the change to all Certificate Owners prior to its effectiveness, and

●
we limit each transfer to a maximum of $2,000,000, or such greater amount as we may permit with notification of the change to all Certificate Owners prior to its effectiveness. We treat all transfer requests for a Certificate made on the same day as a single transfer.  We may treat as a single transfer all transfers you request on the same day for every Certificate you own. The total combined transfer amount is subject to the maximum limitation.  If the total amount of the requested transfers exceeds the maximum, we will not execute any of the transfers.

If we have executed a transfer with respect to your Certificate as part of a multiple transfer request, we will not execute another transfer request for your Certificate for 30 days. Transactions pursuant to optional investment-related programs, such as dollar cost averaging and portfolio rebalancing, are not considered in the application of these limits.

By applying these limitations, we intend to protect the interests of all Certificate Owners invested in the Sub-accounts. We have determined that the actions of individuals engaging in significant transfer activity may adversely affect the performance of the Eligible Fund for the Sub-account involved. The movement of values from one Sub-account to another may prevent the appropriate Eligible Fund from taking advantage of investment opportunities because the Eligible Fund must maintain a liquid position in order to handle redemptions. Such movement may also cause a substantial increase in fund transaction costs which all Certificate Owners must indirectly bear.

Transfer limitations may prevent you from making a transfer on the date you select. This may result in your Certificate Value being lower than it would have been if you had been able to make the transfer.

     Waiver of Transfer Limitations

In certain limited situations, we may accommodate transfers more frequent than one every 30 days. Therefore, we reserve the right to waive transfer limitations, where permitted by law and not adverse to the interests of the relevant Eligible Fund and other shareholders, in the following instances:

●	when a new broker of record is designated for the Certificate;
●	when the Certificate Owner changes;
●	when control of the Certificate passes to the designated beneficiary upon death of the Owner or Annuitant;
●	when necessary in our view to avoid hardship to a Certificate Owner; or
●	when Eligible Funds are dissolved or merged or substituted.

We reserve the right to change these limitations and exceptions at any time.  Any change will be applied uniformly. We will notify you of any change prior to its effectiveness.

If significant trading activity trading results as a consequence of waiving the transfer limitations, it could expose Contract Owners to certain risks.  The significant trading activity could increase costs for all Contract Owners as a result of excessive portfolio transaction fees.  In addition, the significant trading activity could adversely affect a Fund’s performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies.   Unless the limitations on transfers policy and the permitted waivers of that policy are applied uniformly, some Certificate Owners may experience a different application of the policy and therefore may experience some of these risks.  Too much discretion on our part in allowing the waivers of transfer policy could result in an unequal treatment of Certificate Owners by permitting some Certificate Owners to engage in frequent transfers while prohibiting others from doing the same.

     Eligible Funds’ Shareholder Trading Policies

In addition to the restrictions that we impose (as described above under “Limitations on Transfers”), most of the Eligible Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Eligible Fund’s shares. These policies (the “Eligible Funds’ Shareholder Trading Policies”) are intended to protect the Eligible Fund from short-term trading or other trading practices that are potentially harmful to the Eligible Fund. The Eligible Funds’ Shareholder Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Eligible Funds may modify their Shareholder Trading Policies from time to time.

We are legally obligated to provide (at the Eligible Funds’ request) information about each amount you cause to be deposited into an Eligible Fund (including by way of Purchase Payments and transfers under your Certificate) or removed from the Eligible Fund (including by way of withdrawals and transfers under your Certificate). If an Eligible Fund identifies you as having violated the Eligible Fund’s Shareholder Trading Policies, we are obligated, if the Eligible Fund requests, to restrict or prohibit any further deposits or exchanges by you (or a third party acting on your behalf) in respect of that Eligible Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if you do not comply with any Eligible Fund’s Shareholder Trading Policies, you (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Eligible Fund or directing any transfers or other exchanges involving that Eligible Fund. You should review and comply with each Eligible Fund’s Shareholder Trading Policies, which are disclosed in the Eligible Funds’ current prospectuses.

Eligible Funds may differ significantly as to such matters as: (a) the amount, format, and frequency of information that the Eligible Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Eligible Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described under “Limitations on Transfers.” Also, if an Eligible Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, you could be deprived of potentially valuable flexibility to make transactions with respect to that Eligible Fund.  For these and other reasons, we may disagree with the timing or substance of a Eligible Fund’s requests for information from us or with any transaction limits or restrictions that the Eligible Fund requests us to impose upon our customers.  If any such disagreement with respect to an Eligible Fund cannot be satisfactorily resolved, the Eligible Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as a variable investment option.

Substitution of Eligible Funds and Other Variable Account Changes

If shares of any of the Eligible Funds are no longer available for investment by the Variable Account, or further investment in the shares of an Eligible Fund is no longer appropriate under the Certificate, we may add or substitute shares of another Eligible Fund or of another mutual fund for Eligible Fund shares already purchased or to be purchased in the future. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940.

We also reserve the right to make the following changes in relation to the Variable Account and Eligible Funds:

●	to operate the Variable Account in any form permitted by law;

●	to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable law;

●	to transfer any assets in any Sub-account to another or to one or more separate investment accounts, or to our general account;

●	to add, combine or remove Sub-accounts in the Variable Account; and

●	to change how we assess charges, so long as we do not increase them above the current total amount charged to the Variable Account and the Eligible Funds in connection with your Certificate.

DEDUCTIONS

Deductions for Certificate Maintenance Charge

We charge an annual certificate maintenance charge of $36 per Certificate Year. This charge reimburses us for our expenses incurred in maintaining your Certificate. We will not raise the certificate maintenance charge.

Prior to the Income Date, we will deduct the certificate maintenance charge from the Variable Account Value on each Certificate Anniversary and on the date of any total surrender not falling on the Certificate Anniversary. We will waive this charge before the Income Date if:

●	it is the first Certificate Anniversary;

●	the Certificate Value is at least $50,000 on the date we impose this charge, or

●
in the prior Certificate Year, purchase payments of at least $2,000 have been made and you have not made any partial withdrawals. The waiver will be determined annually as of each Certificate Anniversary.

On the Income Date, we will subtract from the Variable Account Value a pro-rata portion of the charge due on the next Certificate Anniversary. This pro-rata charge covers the period from the prior Certificate Anniversary to the Income Date.

Before and on the Income Date, we will deduct the certificate maintenance charge proportionally from each Sub-account based upon the value each Sub-account bears to the Variable Account Value.

After the Income Date, once annuity payments begin, we deduct the certificate maintenance charge only from variable annuity payments.  We will subtract this charge in equal parts from each annuity payment. For example, if annuity payments are monthly, then we will deduct one-twelfth of the annual charge from each payment.

We will waive the charge on and after the Income Date for the current year if:

●	you have selected variable annuity Option A; and

●	the present value of all of the remaining payments is at least $50,000 at the time of the first payment of the year.

Deductions for Mortality and Expense Risk Charge

Variable annuity payments fluctuate depending on the investment performance of the Sub-accounts.  The payments will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. We guarantee the standard death benefit described in “Death Provisions”. We also assume an expense risk since the certificate maintenance charge after the Income Date remains the same and does not change to reflect variations in expenses.  We deduct this charge both before and after the Income Date.

We deduct a mortality and expense risk charge from each Sub-account as part of the calculation of Accumulation Unit Values and Annuity Unit Values for each Valuation Period.  The mortality and expense risk charge is equal, on an annual basis, to 1.25% of the average daily net asset value of each Sub-account.

Deductions for Distribution Charge

We deduct a daily distribution charge from each Sub-account as part of the calculation of Accumulation Unit Values for each Valuation Period.  This charge is equal, on an annual basis, to 0.15% of the average daily net asset value of each Sub-account. This charge compensates us for certain sales distribution expenses relating to the Certificates. We deduct this charge both before and after the Income Date.

We may decide not to deduct the charge from Sub-account values attributable to a Certificate issued in an internal exchange or transfer of an annuity contract from our general account.

Deductions for Surrender Charge

We do not deduct a sales charge from the Certificate when you purchase it. We may deduct such a charge if you make a withdrawal from your Certificate.

To determine whether we will deduct a surrender charge on a withdrawal, we maintain a separate set of records. These records identify the date and amount of each purchase payment you have made and the Certificate Value over time. This allows us to determine if a charge is due with respect to a withdrawal.

You may make partial withdrawals during the Accumulation Period without incurring a surrender charge. During the first Certificate Year, you may withdraw an amount up to 10% of purchase payments, but only if such withdrawals are through the Systematic Withdrawal Program. (See “Systematic Withdrawal Program” on page 24.)  Beginning with the second Certificate Year, you may withdraw up to an amount equal to 10% of the Certificate Value on the prior Certificate Anniversary.

In each Certificate Year, we will deduct a surrender charge with respect to the portion of your withdrawals in excess of these “free withdrawal amounts” that is attributable to purchase payments.

The amount of the surrender charge will depend on the Premium Credit percentage you have selected and the number of years that have elapsed from the date of the purchase payment to the date of surrender. We measure years from the date of each purchase payment you make. The applicable percentages for each year in which you may incur a surrender charge are as follows:

Certificate years since purchase payment	3% Premium Credit	4% Premium Credit	5% Premium Credit

Up to 1	8%	8%	8%
2	8%	8%	8%
3	8%	8%	8%
4	7%	7%	7%
5	6%	6%	6%
6	5%	5%	5%
7	4%	4%	4%
8	0%	3%	3%
9	0%	0%	2%
10	0%	0%	0%

We calculate the surrender charge by applying the total amount to be withdrawn against the purchase payments not previously withdrawn, beginning with the oldest purchase payment first, and multiplying by the applicable surrender charge percentages, except that the applicable surrender charge percentage that will apply to any “free withdrawal amount” in the current Certificate Year shall be 0%.  We will deduct the surrender charges from the Sub-accounts and the Fixed Account in the same manner as we deduct the amount you withdraw. (See “Partial Withdrawals and Surrender”.)

The surrender charge is used to cover the expenses of selling the Certificate, including the cost of sales literature and compensation paid to selling dealers. Selling dealers may receive up to 7.00% of purchase payments. (See “Sales of the Certificates”.) We pay any expenses not covered by the surrender charge from our general account, which may include monies deducted from the Variable Account for the mortality and expense risk charge.

We will waive the surrender charge in the event a Covered Person is confined in a medical facility in accordance with the provisions and conditions of an endorsement to the Certificate relating to such confinement.

We may reduce or change any surrender charge percentage to 0% under a Certificate issued in an internal exchange or transfer of an annuity contract from our general account.

Deductions for Death Benefit Options

In addition to the standard death benefit, we offer two different death benefit options which increase the standard death benefit.  These options are described in the section entitled “Optional Death Benefits”.  You may elect either Option 1 or Option 2, or elect neither.

We deduct the charge for Optional Death Benefits on each Certificate Anniversary while the Certificate remains in effect until the Income Date. The charge for either option, on an annual basis, is equal to .15% of the applicable “benefit base”.  The benefit base under either option equals the death benefit amount for the youngest Covered Person, determined as described in the section entitled “Death Benefit Options”.  We multiply the benefit base at each Certificate Anniversary by .15% and the resulting dollar amount of the charge is deducted from the Certificate Value. (See the “Charge for the Optional Death Benefits” provisions for an explanation of how the benefit base and charge are calculated.)

As stated above, the death benefit option charge is a percentage of the applicable benefit base amount.  The standard death benefit constitutes a portion of the benefit base amount. Since we charge for the standard death benefit as part of the mortality and expense risk charge, the options potentially charge again for the same benefit whenever the option’s benefit base amount is greater than the standard death benefit. If, however, the charge base for the options did not include the standard death benefit, we would need to set the option charge higher than the applicable .15%.

Deductions for Transfers of Variable Account Value

Currently, we do not charge a transfer fee. However, the Certificate allows us to charge up to $25 for each transfer in excess of 12 per year that occurs outside of the optional investment related programs. We will notify you prior to the imposition of any fee.

Deductions for Premium Taxes

We deduct the amount of any premium taxes required by any state or governmental entity. Currently, we deduct premium taxes from the Certificate Value upon full surrender (including a surrender for the death benefit) or annuitization. The actual amount of any such premium taxes will depend, among other things, on the type of Certificate you purchase (Qualified or Non-Qualified), on your state of residence, the state of residence of the Annuitant, and the insurance tax laws of such states. Currently such premium taxes range from 0% to 3.5% of either total purchase payments or the Certificate Value.

Deductions for Income Taxes

We will deduct income taxes from any amount payable under the Certificate that a governmental authority requires us to withhold. See “Income Tax Withholding” and “Tax-Sheltered Annuities”.

Total Variable Account Expenses

Total Variable Account expenses you will incur will be the mortality and expense risk charge, the daily distribution charge, and, if applicable a tax charge factor. (See “Net Investment Factor”.)

The value of the assets in the Variable Account will reflect the value of Eligible Fund shares and the deductions and expenses paid out of the assets of the Eligible Funds. The prospectus for the Eligible Fund describes these deductions and expenses.

Certificate Value Deductions

The certificate maintenance charge, surrender charge, the charge for the optional death benefits, transfer fee and premium taxes are each calculated independent of the other charges for purposes of determining the applicable charge amount and/or whether a charge waiver applies. Each charge amount is then deducted from the appropriate value under the Certificate.

OTHER SERVICES

The Programs. We offer the following optional investment-related programs under your Certificate, which are only available prior to the Income Date:

●	dollar cost averaging;
●	asset allocation;
●	systematic investment; and
●	systematic withdrawal.

A rebalancing program is available before and after the Income Date.

Under each program that uses transfers, we will never charge for the transfers between and among Sub-accounts and the Fixed Account. Each of the programs has its own requirements, as discussed below. We reserve the right to terminate any program and you may terminate your participation in any program at any time.

We impose no charge for participating in the asset allocation, dollar cost averaging, systematic investment, or systematic withdrawal programs.

If you have submitted a telephone authorization form, you may make certain changes by telephone. For those programs involving transfers, you may change instructions by telephone with regard to which Sub-account value or Fixed Account Value may be transferred. We describe the current conditions and procedures in Appendix B.

Dollar Cost Averaging Program. Under the program, we make automatic transfers of Accumulation Units on a periodic basis out of the Columbia Money Market Sub-account or the One-Year Guarantee Period Fixed Account option into one or more of the other available Sub-accounts you select. The program allows you to invest in the Sub-accounts over time rather than all at once. The program is available for purchase payments and amounts transferred into the Columbia Money Market Sub-account or the One-Year Guarantee Period Fixed Account option. We reserve the right to limit the number of Sub-accounts you may choose.

If you wish to participate in the program you must specify in writing whether you want the transfers to be made from the Columbia Money Market Sub-account or a specific One-Year Guarantee Period Fixed Account option.  You must also tell us the monthly amount you want transferred (minimum $100) and the Sub-account(s) to which you want the transfers made. The first transfer will occur at the close of the valuation period designated by us that is within 30 days after we receive your request. Each subsequent periodic transfer will occur at the close of the same valuation period one month later. For example, if you select monthly transfers and the first transfer occurs on April 8, the second transfer will occur at the close of the valuation period that includes May 8. When the remaining value is less than the monthly transfer amount, we will transfer that remaining value and the program will end. Before this final transfer, you may extend the program by allocating additional purchase payments, or by transferring Certificate Value, to the Columbia Money Market Sub-account or to a designated One-Year Guarantee Period Fixed Account option.

You may change the monthly amount you want transferred, the Sub-account(s) to which you want transfers made, or end the program. The program will automatically end on the Income Date. We reserve the right to end the program at any time by sending you a notice one month in advance.

We must receive your written or telephone instructions by 4:00 PM Eastern Time of the business day before the next scheduled transfer in order for the new instructions to be in effect for that transfer. We establish conditions and procedures for telephone instructions for dollar cost averaging from time to time. The current conditions and procedures appear in Appendix B, and you will be notified prior to any changes.

We may from time to time offer a variation of the program described above that applies only to your initial purchase payment and that makes transfers to the Sub-account(s) you select from a One-Year Guarantee Period Fixed Account option that is only available with dollar cost averaging. This One-Year Guarantee Period Fixed Account option will have a higher interest rate than the regular One-Year Guarantee Period Fixed Account option. We may offer you a choice of the time period within which the transfers must be completed.  We generally will offer a choice of 6 or 12 months.

We calculate the monthly transfer amount by dividing the amounts allocated to the One-Year Guarantee Period Fixed Account option by the number of months in the transfer time period. The last monthly transfer amount also includes all the interest credited to the One-Year Guarantee Period Fixed Account option over the transfer time period. You may not change the transfer time period and/or the monthly transfer amount.

Asset Allocation Program. You may create your own asset allocation portfolio model using the variable Sub-accounts and the Guarantee Periods of the Fixed Account. Your allocation percentages must total 100% and each allocation percentage, if not zero, must be at least 5% and a whole number.

Previously, you also could choose one of the following five asset allocation model portfolios for the Certificate that were separately developed by Ibbotson Associates:

●	Model A -- Capital Preservation,
●	Model B -- Income and Growth,
●	Model C -- Moderate Growth,
●	Model D -- Growth, and
●	Model E -- Aggressive Growth.

Sun Life (U.S.) has determined that Ibbotson Associates will no longer be periodically reviewing or changing the models for the asset allocation program and these models are no longer available for investment. If you previously elected one of the models developed by Ibbotson Associates, we will continue to automatically allocate your Purchase Payments and rebalance your Certificate Value on a quarterly basis among the Sub-accounts that are currently available in the model you chose, without further instruction, unless you advise us otherwise.

If you create your own asset allocation model, we will allocate your initial and subsequent purchase payments and Premium Credits among the specific Sub-accounts used in your model based on your model’s Sub-account percentages.

Before requesting us to apply a model to your Certificate, you should review its Sub-account allocations to determine that they correspond to your risk tolerance and time horizons.

If you elect an asset allocation program we automatically rebalance your Purchase Payments among the Sub-accounts represented in the model you choose.  We allocate your Purchase Payments and rebalance your Certificate Value on a quarterly basis in accordance with the model, without further instruction, unless you advise us otherwise. You should consult your financial adviser periodically to consider whether the model you have selected is still appropriate for you or whether you wish to change your percentage allocations.

The Fixed Account is not available in models A through E. You may, however, allocate subsequent purchase payments, or Certificate Value, between models A through E and the Fixed Account.

Rebalancing Program. Rebalancing allows you to maintain the percentage of your Certificate Value allocated to each Sub-account at a pre-set level. Over time, the variations in each Sub-account’s investment results will shift the balance of your Certificate Value allocations. Under the rebalancing program, each period, if the allocations change from your desired percentages, we will automatically transfer your Certificate Value, including new purchase payments and Premium Credits (unless you tell us otherwise), back to the percentages you specify. Rebalancing maintains your percentage allocations among Sub-accounts, although it is accomplished by reducing your Certificate Value allocated to the better performing Sub-accounts.

You may choose to have rebalancing done on a quarterly basis. We will automatically rebalance the Certificate Value of each Sub-account on the last day of the calendar quarter to match your current percentage allocations. We will not charge a transfer fee for rebalancing.

Generally, you may change your allocation percentages, choice of Sub-accounts, or terminate the program at any time by notifying us in writing. We must receive your changes 10 days before the end of the calendar quarter.

Certificate Value allocated to the Fixed Account is not included in the rebalancing program. After the Income Date, the rebalancing program applies only to variable annuity payments, and we will rebalance the number of Annuity Units in each Sub-account. Annuity Units are used to calculate the amount of each annuity payment.

If your total Certificate Value subject to rebalancing falls below any minimum value that we may establish, we may prohibit or limit your use of rebalancing. We may change, terminate, limit or suspend rebalancing at any time.

Systematic Investment Program. You may make purchase payments for Non-Qualified Certificates through monthly deductions from your bank account or payroll. You may elect this program by completing and returning a systematic investment program application and authorization form to us. You may obtain an application and authorization form from us or your sales representative. There is a current minimum of $50 per payment for the program.

Systematic Withdrawal Program. To the extent permitted by law, if you enroll in the systematic withdrawal program, we will make monthly, quarterly, semi-annual or annual distributions directly to you. We will treat such distributions for federal tax purposes as any other withdrawal or distribution of Certificate Value. We will also treat such distributions as partial withdrawals for all purposes under the Certificate, including the calculation of the amount you would receive if you revoke the Certificate under the “Right to Revoke” provision. You may make systematic withdrawals from any Sub-accounts or any Guarantee Period of the Fixed Account. However, any withdrawal from a Guarantee Period with an original length of three or more years may be subject to a market value adjustment (see Appendix A).

In each Certificate Year, your systematic withdrawals will not incur a surrender charge if the withdrawals do not exceed the “free withdrawal amounts” (see “Deductions for Surrender Charge”). The amount you may systematically withdraw without incurring a surrender charge is:

(a)	in the first Certificate Year, up to 10% of purchase payments, and

(b)	in the second or later Certificate Year, up to 10% of the Certificate Value as of the preceding Certificate Anniversary.

If you revoke the program in the first Certificate Year, any subsequent partial withdrawals during that Certificate Year will immediately become subject to a surrender charge.

Unless you specify the Sub-account(s) or the Fixed Account from which you want withdrawals made, or if the amount in a specified Sub-account is less than the predetermined amount, we will make withdrawals under the program in the manner specified for partial withdrawals in “Partial Withdrawals and Surrender”. We will process all Sub-account withdrawals under the program by canceling Accumulation Units equal in value to the amount to be distributed to you and to the amount of any applicable surrender charge.

You may combine the program with all other programs except the systematic investment program.

It may not be advisable to participate in the systematic withdrawal program when making additional purchase payments under the Certificate, if you would incur a contingent deferred sales charge or receive taxable income as a result of the withdrawal. In either circumstance, it might be financially advantageous for you not to pay the purchase payment and forego the systematic withdrawal, thereby avoiding payment of the surrender charge or potential tax liability. However, if you own a Non-Qualified Certificate and are under age 59½, terminating a systematic withdrawal program or skipping a payment may subject you to penalty tax.

Systematic withdrawals may have adverse federal income tax consequences and you should, therefore, consult with a qualified tax professional before electing this option.

Appendix C describes the systematic withdrawal program in greater detail, including the five payment types currently available.

THE CERTIFICATES

Variable Account Value

The Variable Account Value for your Certificate is based on the sum of your proportionate interest in the value of each Sub-account to which you have allocated values. We determine the value of each Sub-account at any time by multiplying the number of Accumulation Units attributable to that Sub-account by its Accumulation Unit value.

Each purchase payment you make, and the resulting Premium Credit, results in the credit of additional Accumulation Units to your Certificate and the appropriate Sub-account. Purchase payments and Premium Credits are credited to your Certificate using the Accumulation Unit value that is next calculated after we receive your purchase payment. The number of additional units for any Sub-account will equal the amount allocated to that Sub-account divided by the Accumulation Unit value for that Sub-account at the time of investment. We process transactions other than purchase payments using the Accumulation Unit value that is calculated at the end of the Valuation Period during which the transaction occurs.

Valuation Periods

We determine the value of the Variable Account each Valuation Period using the net asset value of the Eligible Fund shares. A Valuation Period is the period generally beginning at 4:00 P.M. (ET), or any other time for the close of trading on the New York Stock Exchange, and ending at the close of trading for the next business day. The New York Stock Exchange is currently closed on weekends, New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Net Investment Factor

Your Variable Account Value will fluctuate with the investment results of the underlying Eligible Funds you have selected. In order to determine how these fluctuations affect value, we use an Accumulation Unit value. Each Sub-account has its own Accumulation Units and value per unit. We determine the unit value applicable during any valuation period at the end of that period.

When Eligible Fund shares were first purchased on behalf of a Sub-account, each Accumulation Unit was valued at a specified dollar amount. The Unit value for each Sub-account in any valuation period thereafter is determined by multiplying the value for the prior period by a net investment factor. This factor may be greater or less than 1.0; therefore, the Accumulation Unit may increase or decrease from valuation period to valuation period. We calculate a net investment factor for each Sub-account according to the following formula (a ÷ b) - c, where:

(a)	is equal to:

	(i)	the net asset value per share of the Eligible Fund at the end of the valuation period; plus

	(ii)	the per share amount of any dividend or other distribution the Eligible Fund made if the record date of such distribution occurs during that same valuation period.

(b)	is the net asset value per share of the Eligible Fund at the end of the prior valuation period.

(c)	is equal to:

	(i)	the valuation period equivalent of the annual rate for the mortality and expense risk charge; plus

	(ii)	the valuation period equivalent of the annual rate for the distribution charge; plus

	(iii)	a charge factor established by us for any taxes resulting from the operations of that Sub-account (currently zero).

We may eliminate the daily distribution charge in (c)(ii) above for certain Certificates we issue in an internal exchange or transfer.

Modification of the Certificate

Only our President or Secretary may agree to alter the Certificate or waive any of its terms. A change may be made to the Certificate if there have been changes in applicable law or interpretation of law. Any changes will be made in writing and with your consent, except as may be required by applicable law.

Right to Revoke

You may return the Certificate within 15 days after you receive it by delivering or mailing it to us.  The postmark on a properly addressed and postage-prepaid envelope determines if a Certificate is returned within the period. We will treat the returned Certificate as if we never issued it and will refund either the Certificate Value or purchase payments, whichever is required by state law. In those states that require a return of Certificate Value, we will return your purchase payment, adjusted for either positive or negative investment experience, without consideration of the Premium Credit. Thus, the Premium Credit does not vest until the right to revoke period ends and we bear any investment loss, or retain any investment gain, produced by the Premium Credit. In states where we will refund your Certificate Value, you bear the investment risk with respect to your purchase payment during the period prior to our receiving your request for cancellation. You may ask us which standard applies to your state.

If we deliver your Certificate to you in California and you are age 60 or older, you may return the Certificate to us or to the agent from whom you purchased it. If you return the Certificate within 30 days after you received it, we will refund the Certificate Value.

DEATH PROVISIONS

Death of a Covered Person

This section describes who under different scenarios owns the Certificate after a death and what rights that Owner has, who will become the new Annuitant, if applicable, and when we calculate the death benefit. Your and the Designated Beneficiaries’ rights in various scenarios are described below.

As explained in more detail below (except in certain states, see below), in general, upon the death of a Covered Person, the Designated Beneficiary may choose to surrender the Certificate for the death benefit or continue the Certificate for a specified period. In addition (except in certain states, see below), in certain circumstances if your spouse continues the Certificate upon your death, we will (a) if applicable, “top up” the value of the Certificate so that it equals the death benefit at your death, and (b) we will pay a death benefit under the Certificate at the death of your spouse.

Covered Persons are you, or any joint Certificate Owner(s), or the Annuitant.  If there is a non-natural Certificate Owner, such as a trust, the Annuitant is the sole Covered Person. Upon the death of any Covered Person while the Certificate is In Force, the Designated Beneficiary will become the new Certificate Owner. The Designated Beneficiary is determined in the following order: you; the joint Certificate Owner(s); the primary beneficiary(ies); the contingent beneficiary(ies); and your estate. If you and one or more joint Certificate Owners are alive, all such persons will be the Designated Beneficiary.

The death benefit does not affect the Certificate Value prior to the death of a Covered Person, but it may increase it after such a death.  We calculate a death benefit on the date we receive both due proof of death in a form satisfactory to us and a written request from the Designated Beneficiary to surrender or continue the Certificate. The calculated death benefit will include any applicable optional death benefit.  If the Certificate is being continued and the calculated death benefit is greater than the Certificate Value on the date of calculation, we add the difference to the Certificate Value. We allocate this additional amount to the Variable Account and/or the Fixed Account based on the current purchase payment allocation selection then in effect. During any period following a relevant death while the Certificate is continued and in effect, the Designated Beneficiary may exercise all ownership rights, including the right to make purchase payments, to make transfers and partial withdrawals, and to surrender the Certificate for its Certificate Withdrawal Value, as it may be adjusted.

The following paragraphs describe more specifically the consequences of the death of different types of Covered Persons.

The next six paragraphs apply to Certificates issued on or after a date that varies by state between September 4, 2001, and November 1, 2001, in all states except Minnesota, Oregon and Texas (“Standard Certificate States”). If you live in one of those three states, you or your salesperson should call (800) 367-3653 to see whether the new death benefit provisions have been approved for sale in your state. Certificates issued in your state following approval will be included as Certificates issued in Standard Certificate States. For Certificates issued in your state prior to approval and for Certificates issued in all other states prior to a date that varies by state between September 4, 2001, and November 1, 2001, (“Exception Certificate States”), the death benefit provisions described in paragraphs seven through twelve apply.

If the decedent was the Certificate Owner and the decedent’s surviving spouse is the sole Designated Beneficiary, or if the decedent was the Annuitant and the decedent’s surviving spouse is the sole Certificate Owner, the surviving spouse may either surrender the Certificate or continue it until his or her death, or the death of the Annuitant, if a different person. We calculate the death benefit after the death when the surviving spouse elects to surrender or continue the Certificate.  If the surviving spouse elects to continue the Certificate and the death benefit is greater than the Certificate Value, we will increase the Certificate Value to equal the death benefit as described above.

If the Certificate is continued and if the decedent was also the Annuitant, the new Annuitant will be any living contingent Annuitant, or if none, the decedent’s surviving spouse.

Upon the death of the new Annuitant or the surviving spouse, the Designated Beneficiary may choose either to surrender the Certificate or continue it for a period not to exceed five years from the date of death. If the second decedent is the first decedent’s surviving spouse, we calculate the death benefit after this second death, when the Designated Beneficiary elects to surrender or continue the Certificate. If the Designated Beneficiary elects to continue the Certificate and the death benefit is greater than the Certificate Value, we will increase the Certificate Value to equal the death benefit.  For this second death, the method of calculating the death benefit is modified as described in the section below headed “Death Benefit During the Spousal Continuation Period”. We will not calculate and pay a second death benefit if the first decedent’s surviving spouse changes his or her sole ownership of the Certificate before his or her death.

We will not pay a death benefit after any subsequent (e.g., third) death.

If the decedent was the Certificate Owner and the decedent’s surviving spouse is not the sole Designated Beneficiary,

the Designated Beneficiary as new Owner may either surrender the Certificate or continue it for a period not to exceed five years from the date of death.  We calculate the death benefit after the death of the Certificate Owner, when the Designated Beneficiary elects to surrender or continue the Certificate.  If the Designated Beneficiary elects to continue the Certificate, we may increase the Certificate Value to equal the death benefit as described above, but we will not pay a second death benefit upon a death during the continuation period.

If the decedent was the Annuitant but not a Certificate Owner, you are not the decedent’s surviving spouse and the sole Certificate Owner, and you and any joint Certificate Owner(s) are all natural persons, all such persons as the Designated Beneficiary may either surrender the Certificate or continue it until the death of a Certificate Owner or the new Annuitant. We calculate the death benefit after the death of the Annuitant when the Designated Beneficiary elects to surrender or continue the Certificate. If the Designated Beneficiary elects to continue the Certificate, we may increase the Certificate Value to equal the death benefit as described above, but we will not pay a second death benefit upon a subsequent death.

If the decedent was the Annuitant but not a Certificate Owner, and you or any joint Certificate Owner(s) is a non-natural person, such as a trust,

all such persons as the Designated Beneficiary become the new Certificate Owner and may either surrender the Certificate or continue it for a period not to exceed five years from the date of death. We calculate the death benefit after the death of the Annuitant, when the Designated Beneficiary elects to surrender or continue the Certificate.  If the Designated Beneficiary elects to continue the Certificate, we may increase the Certificate Value to equal the death benefit as described above, but we will not pay a second death benefit upon a death during the continuation period.

If the Certificate is still in effect at the end of a five-year continuation period, we will pay the Certificate Value less any premium taxes to the Designated Beneficiary. If the Designated Beneficiary is not alive, we will pay any person(s) named in writing by the Designated Beneficiary; otherwise we will pay the estate of the Designated Beneficiary.

If the Certificate is issued under a Qualified Plan, it may continue for the time period permitted by the Internal Revenue Code, which may be longer than the five-year continuation period specified above.

As discussed above, this paragraph and the next five paragraphs apply to Certificates issued in Minnesota, Oregon and Texas prior to a specific approval date and to Certificates issued in all other states prior to a date that varies by state between September 4, 2001, and November 1, 2001. If the decedent was the Certificate Owner and the decedent’s surviving spouse is the sole Designated Beneficiary, or if the decedent was the Annuitant and the decedent’s surviving spouse is the sole Certificate Owner, the surviving spouse may either surrender the Certificate or continue it until his or her death, or the death of the Annuitant, if a different person. If the surviving spouse elects to surrender the Certificate, we will calculate and pay the death benefit as described above.

If the Certificate is continued and if the decedent was also the Annuitant, the new Annuitant will be any living contingent Annuitant, or if none, the decedent’s surviving spouse.

Upon the death of the new Annuitant or the surviving spouse, the Designated Beneficiary may choose either to surrender the Certificate or continue it for a period not to exceed five years from the date of death. We calculate the death benefit when the Designated Beneficiary elects to surrender or continue the Certificate. If the Designated Beneficiary elects to continue the Certificate and the death benefit is greater than the Certificate Value, we will increase the Certificate Value to equal the death benefit. We will not pay a death benefit after any subsequent (e.g., third) death during the five-year continuation period.

If the decedent was the Certificate Owner and the decedent’s surviving spouse is not the sole Designated Beneficiary,

the Designated Beneficiary as new Owner may either surrender the Certificate or continue it for a period not to exceed five years from the date of death.  We calculate the death benefit after the death of the Certificate Owner, when the Designated Beneficiary elects to surrender or continue the Certificate.  If the Designated Beneficiary elects to continue the Certificate, we may increase the Certificate Value to equal the death benefit as described above, but we will not pay a second death benefit upon a death during the continuation period.

If the decedent was the Annuitant but not a Certificate Owner, you are not the decedent’s surviving spouse and the sole Certificate Owner, and you and any joint Certificate Owner(s) are all natural persons, all such persons as the Designated Beneficiary may either surrender the Certificate or continue it until the death of a Certificate Owner or the new Annuitant. If the Designated Beneficiary elects to surrender the Certificate, we will calculate and pay the death benefit as described above. If the Designated Beneficiary elects to continue the Certificate, until another death occurs, the Designated Beneficiary may surrender the Certificate for the death benefit after that death.

If the decedent was the Annuitant but not a Certificate Owner, and you or any joint Certificate Owner(s) is a non-natural person, such as a trust,

all such persons as the Designated Beneficiary become the new Certificate Owner and may either surrender the Certificate or continue it for a period not to exceed five years from the date of death. We calculate the death benefit after the death of the Annuitant, when the Designated Beneficiary elects to surrender or continue the Certificate.  If the Designated Beneficiary elects to continue the Certificate, we may increase the Certificate Value to equal the death benefit as described above, but we will not pay a second death benefit upon a death during the continuation period.

If the Certificate is still in effect at the end of a five-year continuation period, we will pay the Certificate Value less any premium taxes to the Designated Beneficiary. If the Designated Beneficiary is not alive, we will pay any person(s) named in writing by the Designated Beneficiary; otherwise we will pay the estate of the Designated Beneficiary.

If the Certificate is issued under a Qualified Plan, it may continue for the time period permitted by the Internal Revenue Code, which may be longer that the five-year continuation period specified above.

Standard Death Benefit

The standard death benefit for a Covered Person is the greater of

●	the current “net purchase payment death benefit”, less any premium taxes, and

●	the current Certificate Value, less any premium taxes.

Net Purchase Payment Death Benefit. The net purchase payment death benefit is:

●	the initial purchase payment, plus

●	any additional purchase payments made prior to the death benefit calculation date, less

●	any partial withdrawals (including any applicable surrender charges) made prior to the death benefit calculation date.

Optional Death Benefits

Subject to state availability, we offer two different death benefit options, which may increase the standard death benefit amount.  You may elect either Option 1 or Option 2, or elect neither. You may not elect either Option 1 or Option 2 if all Covered Persons have attained age 85. You may only elect Option 1 or Option 2 at the time you purchase your Certificate. Your election of either Option 1 or Option 2 is irrevocable, and we will deduct a charge while the Certificate remains in effect until the Income Date. You should carefully consider whether electing an Optional Death Benefit is right for you.

Death Benefit Option 1
High Anniversary Value.  When you purchase the Certificate, you may elect in writing Death Benefit Option 1: High Anniversary Value.  Under this option, after the first Certificate Year, upon the death of a Covered Person who has not attained age 85 on the Certificate Date, the death benefit will be the greater of:

●	the “High Anniversary Value”, determined as described below; and

●	the standard death benefit.

The standard death benefit applies upon the death of any Covered Person who has attained age 85 as of the Certificate Date or dies within the first Certificate Year.

We calculate the High Anniversary Value as follows.  On the first Certificate Anniversary, the High Anniversary Value for each applicable Covered Person equals the Certificate Value. Thereafter, we recalculate the High Anniversary Value on:

(a)	each day there is a purchase payment or withdrawal; and

(b)	each Certificate Anniversary, until such Covered Person attains age 86.

When we receive a purchase payment or pay a withdrawal, we adjust the High Anniversary Value by:

●	adding any additional purchase payments and Premium Credits made that day; and

●	subtracting the following amount for each withdrawal made that day:

(i)	the amount of the withdrawal (including any applicable surrender charge),

(ii)	divided by the Certificate Value immediately before the withdrawal, and

(iii)	multiplied by the “High Anniversary Value” immediately before the withdrawal.

On the second and each subsequent Certificate Anniversary until the Covered Person has attained age 86, we adjust the High Anniversary Value by comparing the then current Certificate Value with the then current High Anniversary Value, adjusted as described above. If the then current Certificate Value exceeds the adjusted High Anniversary Value, the then current Certificate Value will become the new High Anniversary Value.

After a Covered Person has attained age 86, we will no longer adjust the High Anniversary Value to reflect changes in the Certificate Value, except as set forth below with respect to adding or changing a Covered Person.  Thereafter, however, until the date of death, we will continue to adjust, as described above, the High Anniversary Value to reflect purchase payments, Premium Credits and/or withdrawals.

Between the date of death and the calculation of the death benefit upon receipt of the Designated Beneficiary’s request to surrender for the death benefit or continue the Certificate, we will further adjust the High Anniversary Value for each applicable Covered Person by adding purchase payments and Premium Credits and/or subtracting withdrawals. Withdrawals are subtracted on a dollar-for-dollar basis as described above with respect to the net purchase payment death benefit.  We will not adjust the High Anniversary Value to reflect changes in the Certificate Value between the date of death and the previous Certificate Anniversary.

You may add or replace any Covered Person. If the new Covered Person had attained age 85 as of the Certificate Date, the High Anniversary Value will not apply at the death of the new Covered Person. Also, if at the time you add or replace a Covered Person all of the existing Covered Persons have survived until the Certificate Anniversary immediately preceding the date they attain age 86, the High Anniversary Value for the new Covered Person will equal the High Anniversary Value of the youngest of the other Covered Persons. We will adjust that High Anniversary Value only as described above to reflect the addition of purchase payments and Premium Credits and/or the subtraction of withdrawals.

If you elect this Death Benefit Option, we will charge an annual fee of .15% of the “benefit base”, as described below, until either the death benefit is paid or the Income Date occurs.  We will continue to impose this charge even after we cease to adjust the High Anniversary Value to reflect changes in Certificate Value because of the attained age of the Covered Persons.  Thus you should consider the ages of all of the Covered Persons to decide whether this Death Benefit Option is right for you.

Death Benefit Option 2
Leveraged Earnings. When you purchase the Certificate you may elect in writing Death Benefit Option 2: Leveraged Earnings. Under this option, upon the death of any Covered Person who has not attained age 85 as of the Certificate Date, the death benefit will be the Option 2 Death Benefit. The standard death benefit applies upon the death of any Covered Person who has attained age 85 as of the Certificate Date.

The Option 2 Death Benefit equals the sum of:

●	the standard death benefit; plus

●	a percentage of the lesser of

(i)	purchase payments less withdrawals, and

(ii)	Certificate Value less purchase payments. (minimum $0)

The applicable percentage depends on the attained age of the Covered Person as of the Certificate Date, as shown in the following table.

Attained Age as of the Certificate Date	Applicable Percentage
Less than attained age 76	40%
Attained age 76 to attained age 84	25%
Attained age 85 and older	0%

Thus, for example, if your total purchase payments equal $10,000 and your Certificate Value equals $25,000, the increase in the death benefit would be limited to a percentage of $10,000, even though the Certificate Value exceeds purchase payments by $15,000.  In this example, if on the Certificate Date you were less than age 76, the death benefit would be $25,000 (the Certificate Value) plus 40% of $10,000 (the amount by which Certificate Value exceeds purchase payments, capped at the amount of purchase payments), for a total death benefit of $29,000.

Under this formula, the Option 2 Death Benefit will be greater than the standard death benefit if the Certificate Value is greater than your total purchase payments.  Conversely, if, by withdrawals or adverse investment performance, the Certificate Value is less than the amount of purchase payments, the Option 2 Death Benefit is no greater than the standard death benefit. Additionally, under the formula given above, the additional death benefit provided by Death Benefit Option 2 cannot exceed the applicable percentage of your total purchase payments.  If you take withdrawals, this limit is reduced.  You should consider your expected use of withdrawals and your investment expectations before electing Death Benefit Option 2.

You may add or replace any Covered Person. If the new Covered Person had attained age 85 as of the Certificate Date, Death Benefit Option 2 will not apply at the death of that new Covered Person. If the new Covered Person had not attained age 85 as of the Certificate Date, the Option 2 Death Benefit for that Covered Person will be the sum of the standard death benefit, plus 25% of the lesser of

●	purchase payments less withdrawals, and

●	Certificate Value less purchase payments. (minimum $0)

Note that the 40% applicable percentage never applies to a new Covered Person.

Charge for the Optional Death Benefits. The yearly charge for either Optional Death Benefit is .15% of the applicable “benefit base”.

On each Certificate Anniversary prior to the Income Date, we calculate and deduct the dollar amount of the yearly charge as follows:

●	we identify the youngest Covered Person and determine the amount of the elected Option 1 or Option 2 Death Benefit; this amount is the “benefit base”,

●	we multiply the benefit base by .15% to determine the dollar amount of the charge, and

●
we then deduct the dollar amount of the charge from your Certificate Value. We will deduct the charge from all Sub-accounts of the Variable Account in the ratio that the value in each Sub-account bears to the total Variable Account Value. If there is no or insufficient value in the Variable Account, we will deduct the charge amount, or the excess portion, from the Fixed Account in the ratio that each Guarantee Period’s value bears to the total Fixed Account Value. If there is insufficient value in the Variable Account and the Fixed Account combined, the Certificate will be canceled.

If you surrender your Certificate during a Certificate Year before the Certificate Anniversary, we will deduct a pro-rata amount of the full yearly charge from your Certificate Value.  We first determine the applicable full yearly charge.  We will use the yearly charge we computed as of the prior Certificate Anniversary unless you have made any purchase payments and/or withdrawals since then.  If so, we will use a yearly charge that may be higher or lower since we may adjust the applicable death benefit to reflect each purchase payment and withdrawal you made since the Anniversary.  We will then calculate a pro-rata amount of the applicable yearly charge by multiplying it further by the ratio of the number of days from the Certificate Anniversary until the day of surrender to the total number of days (generally 365) in the Certificate Year of surrender.

No charge amount will be due:

●
upon surrender of the Certificate if the death benefit is being calculated at that time because the Designated Beneficiary has elected to surrender the Certificate (see “Death of a Covered Person”), or

●
for Standard Certificate States, if a Certificate is continued after a death and there is no surviving spouse eligible for a second death calculation under an optional death benefit because of his or her attained age on the date the death benefit was calculated for the first death; or

●	on or after the Income Date.

Also, no charge amount will be due on any Certificate Anniversary during the period

●	starting when we receive due proof of death or similar information we reasonably believe to be true and

●	ending when we receive the Designated Beneficiary’s request to surrender or continue the Certificate.

If the Designated Beneficiary who is the decedent’s surviving spouse continues the Certificate, charges will start again and apply on each subsequent Certificate Anniversary. If any other Designated Beneficiary continues the Certificate, charges will not start again.

The charge for the optional death benefit will continue when you replace a Covered Person with one who is attained age 85 and no Covered Person under your Certificate will be younger than attained age 85 on the Certificate Date.

Death Benefit During the Spousal Continuation Period

This section applies to Certificates issued in Standard Certificate States.

As explained above, if the Certificate Owner dies and the decedent’s spouse is the sole Designated Beneficiary or if the Annuitant dies and the decedent’s spouse is the sole Certificate Owner, the spouse may choose to continue the Certificate. The date upon which we receive due proof of death in a form satisfactory to us and the spouse’s written request to continue the Certificate is called the “Continuation Date”, and the period after the Continuation Date while the Certificate remains in force is called the “Continuation Period”.

Upon the death of the surviving spouse during the Continuation Period while he or she is still the sole Certificate Owner, the method of calculating the death benefit is modified as described below.

The “Net Purchase Payment Death Benefit” will equal

●	the death benefit calculated as of the Continuation Date; plus

●	any additional purchase payment occurring after the Continuation Date; less

●	any partial withdrawals (including any applicable surrender charge) occurring after the Continuation Date.

For purposes of calculating Death Benefit Option 1: High Anniversary Value,

●	the High Anniversary Value shall not apply if the surviving spouse is attained age 85 or older upon the Continuation Date; and

●
as to a younger spouse, only Certificate Anniversaries occurring after the Continuation Date will be taken into consideration.  The High Anniversary Value shall not apply if the surviving spouse dies before the first Certificate Anniversary in the Continuation Period.  On the first Certificate Anniversary after the Continuation Date, the High Anniversary Value for the surviving spouse will equal the Certificate Value.  Thereafter we will adjust and recalculate the High Anniversary Value as described in the section entitled “Death Benefit Option 1: High Anniversary Value” in the prospectus.

For purposes of calculating Death Benefit Option 2: Leveraged Earnings:

●	Death Benefit Option 2 will not apply upon the death of any surviving spouse who is attained age 85 or older on the Continuation Date;

●	the applicable percentage will be based on the attained age of the surviving spouse on the Continuation Date; and

●	“purchase payments” will be the sum of the death benefit amount calculated as of the Continuation Date plus any purchase payments made after the Continuation Date.

As a result of these modifications to the method of calculating Death Benefit Option 2: Leveraged Earnings, we will not take into consideration earnings accrued on or prior to the Continuation Date. In addition, the maximum earnings on which we calculate Death Benefit Option 2 will be based upon the sum of the death benefit amount calculated as of the Continuation Date plus any purchase payments made after the Continuation Date (adjusted for withdrawals).

We will not charge for the Death Benefit Option 2: Leveraged Earnings during the Continuation Period if your spouse is attained age 85 or older on the Continuation Date.

Systematic Withdrawal and Systematic Investment Programs

After we receive due proof of death or receive information about a death that we reasonably believe to be true, we will end any systematic withdrawal program and/or systematic investment program, unless

●	with respect to systematic withdrawals, the Designated Beneficiary is a Certificate Owner who requested us to begin the program and/or has been the sole or joint recipient of the payments, and

●	with respect to systematic investments, the decedent was a non-owner Annuitant.

If we end your systematic withdrawal program based on the above but have paid any systematic withdrawal(s) after death to a person other than the Designated Beneficiary, we will use reasonable efforts to have the recipient return the systematic withdrawal amount(s) so that it may be paid to the Designated Beneficiary or added to the Certificate Value if the Designated Beneficiary elects to continue the Certificate. If the recipient does not return the payment(s), we are not responsible to pay the Designated Beneficiary for those payments.

Payment of Death Benefit

Instead of receiving a lump sum, you or any Designated Beneficiary may direct us in writing to pay any surrender death benefit of $2,000 or more under an annuity payment option that meets the following:

●	the first payment to the Designated Beneficiary must be made no later than one year after the date of death;

●	payments must be made over the life of the Designated Beneficiary or over a period not extending beyond that person’s life expectancy.

For example, Annuity Options A, B, and D can meet these criteria, provided that any guaranteed payments are not scheduled to continue past the Designated Beneficiary’s life expectancy.  If the Designated Beneficiary dies before all guaranteed payments have been made, the successor payee may not extend the period of time during which the remaining payments are to be made.

CERTIFICATE OWNERSHIP

The Certificate Owner shall be the person designated in the application. You may exercise all the rights of the Certificate. Joint Certificate Owners are permitted.  Contingent Certificate Owners are not permitted.

You may direct us in writing to change the Certificate Owner, primary beneficiary, contingent beneficiary or contingent annuitant. If the selection of a beneficiary or annuitant was designated “irrevocable”, that selection may be changed only with that person’s written consent.

Because a change of Certificate Owner by means of a gift may be a taxable event, you should consult a qualified tax professional as to the tax consequences resulting from such a transfer.

Any Qualified Certificate may have limitations on transfer of ownership. You should consult the plan administrator and a qualified tax professional as to the tax consequences resulting from such a transfer.

ASSIGNMENT

You may assign the Certificate at any time. You must file a copy of any assignment with us. Your rights and those of any revocably-named person will be subject to the assignment. A Qualified Certificate may have limitations on your ability to assign the Certificate.

Because an assignment may be a taxable event, you should consult a qualified tax professional as to the tax consequences resulting from any such assignment.

PARTIAL WITHDRAWALS AND SURRENDER

You may make partial withdrawals from the Certificate by notifying us in writing. We reserve the right to limit the minimum withdrawal amount to $300.  We may permit a lesser amount with the systematic withdrawal program. If the Certificate Value after a partial withdrawal would be below $2,500, we will treat the request as a withdrawal of only the amount over $2,500. If the value of your policy drops below $2500, the systematic withdrawal program stops. The amount withdrawn will include any applicable surrender charge and may be greater than the amount of the surrender check requested. Unless you specify otherwise, we will deduct the total amount withdrawn from all Sub-accounts of the Variable Account in the ratio that the value in each Sub-account bears to the total Variable Account Value. If there is no or insufficient value in the Variable Account, the amount surrendered, or the excess portion, will be deducted from the Fixed Account in the ratio that each Guarantee Period’s value bears to the total Fixed Account Value. Amounts withdrawn or surrendered from the Fixed Account may be adjusted upward or downward by a Market Value Adjustment.  See Appendix A.

You may totally surrender the Certificate by notifying us in writing. Surrendering the Certificate will end it. Upon surrender, you will receive the Certificate Withdrawal Value.

We will pay the amount of any surrender within seven days of receipt of your request. Alternatively, you may apply any surrender benefit of at least $2,000 to an annuity payment option for yourself. If the Certificate Owner is not a natural person, we must consent to the selection of an annuity payment option.

You may not make partial withdrawals or surrender annuity options based on life contingencies after annuity payments have begun. You may make partial withdrawals or surrender under Option A, described in “Annuity Options” below, which is not based on life contingencies, if you have selected a variable payout. Any partial withdrawals will reduce your future annuity payments. A partial withdrawal or total surrender of variable payout Option A may be subject to surrender charges, as described in “Deductions for Surrender Charge”. The “free withdrawal amounts” described in that section are not applicable. Thus, the surrender charge equals the applicable surrender charge percentage(s) multiplied by:

●	for a partial withdrawal, the withdrawal amount; and

●	for a total surrender, the Certificate’s remaining purchase payment(s).

Because of the potential tax consequences of a partial withdrawal or surrender, you should consult a qualified tax professional.

Participants under Qualified Plans as well as Certificate Owners, Annuitants, and Designated Beneficiaries are cautioned that you may not be able to take a partial withdrawal or surrender the Certificate under a Qualified Plan. You should seek competent advice concerning the terms and conditions of the particular Qualified Plan and use of the Certificate with that Plan.

ANNUITY PROVISIONS

Annuity Benefits

If the Annuitant is alive on the Income Date and the Certificate is In Force, we will begin payments to the Annuitant under the Annuity Option or Options you have chosen. We determine the amount of the initial payment(s) on the Income Date by applying to the Option you choose for your payments:

●	your Certificate Value,

●	plus any positive or negative market value adjustment applicable to any Fixed Account Value (see Appendix A),

●	minus any premium taxes not previously deducted, and

●	minus a pro rata portion of any applicable certificate maintenance charge that would be due on the next Certificate Anniversary.

From the payment amount determined in this way, we also subtract a portion of any applicable certificate maintenance charge, calculated in “Deductions for Certificate Maintenance Charge.”

Annuity Option and Income Date

You may select an Annuity Option and Income Date at the time of application or later. Any Income Date must be:

●	for variable annuity options, not earlier than the first day after the Certificate Date,

●	for fixed annuity options, not earlier than the first Certificate Anniversary, and

●	not later than the earlier of

(i) the later of the Annuitant’s 90th birthday and the 10th Certificate Anniversary or

(ii) any maximum date permitted under state law.

You may continue to make purchase payments until you reach your Income Date.

If you do not select an Annuity Option, we automatically choose Option B. If you do not select an Income Date for the Annuitant, the Income Date will automatically be the latest date specified above.

You may choose or change an Annuity Option or the Income Date by writing to us at least 30 days before the Income Date.

Annuity Options

The Annuity Options are:

Option A: Income for a Fixed Number of Years;

Option B: Life Income with 10 Years of Payments Guaranteed;

Option C: Joint and Last Survivor Income; and

Option D: Life Income.

You may arrange other options if we agree. Each option is available in two forms - as a variable annuity for use with the Variable Account and as a fixed annuity for use with our general account Fixed Account. Variable annuity payments will fluctuate.  Fixed annuity payments will not fluctuate. We determine the dollar amount of each fixed annuity payment by:

(a)
deducting from the Fixed Account Value, increased or decreased by a market value adjustment described in Appendix A, any premium taxes not previously deducted and any applicable certificate maintenance charge;

(b)	dividing the remainder by $1,000; and

(c)	multiplying the result by the greater of:
	(i)	the applicable factor shown in the appropriate table in the Certificate; and
	(ii)	the factor we currently offer at the time annuity payments begin. We may base this current factor on the sex of the payee unless we are prohibited by law from doing so.

If you do not select an Annuity Option, we will automatically apply Option B. Unless you choose otherwise, we will apply:

●	Variable Account Value, less any premium taxes not previously deducted and less any applicable certificate maintenance charge, in its entirety to a variable annuity option, and

●	Fixed Account Value, increased or decreased by a market value adjustment described in Appendix A and less any premium taxes not previously deducted, in its entirety to a fixed annuity option.

The same amount applied to a variable option and a fixed option will produce a different initial annuity payment and different subsequent payments.

The payee is the person who will receive the sum payable under a payment option. Any payment option that provides for payments to continue after the death of the payee will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

If the amount available under any variable or fixed option is less than $5,000, we reserve the right to pay such amount in one sum to the payee in lieu of the payment otherwise provided for.

We will make annuity payments monthly unless you have requested in writing quarterly, semi-annual or annual payments. However, if any payment would be less than $100, we reserve the right to reduce the frequency of payments to a period that will result in each payment being at least $100.

Option A: Income For a Fixed Number of Years. We will pay periodic payments for a chosen number of years, not less than 10 nor over 50.  You may choose a period of years over 30 only if it does not exceed the difference between age 100 and the payee’s age on the date of the first payment. We refer to Option A as Preferred Income Plan (“PIP”) when we are making variable annuity payments. At any time while we are making variable annuity payments, the payee may elect to receive the following amount:

●	the present value of the remaining variable annuity payments, computed in the manner described below; less

●	any surrender charge due by treating the present value as a total surrender.

Instead of receiving a lump sum, the payee may elect another payment option and we will not reduce the amount applied to the new option by the surrender charge above.

If, at the death of the payee, Option A payments, whether variable or fixed, have been made for fewer than the chosen number of years:

●	we will continue payments during the remainder of the period to the successor payee; or

●	the successor payee may elect to receive in a lump sum the present value of the remaining payments, computed in the manner described below.

The mortality and expense risk charge is deducted during the Option A payment period if a variable payout has been selected, but we have no mortality risk during this period.

You may choose a “level monthly” payment option for variable payments under Option A. Under this option, we convert your annual payment into 12 equal monthly payments. Thus the monthly payment amount changes annually instead of monthly. We will determine each annual payment as described below in “Variable Annuity Payment Values”, place each annual payment in our general account, and distribute it in 12 equal monthly payments. The sum of the 12 monthly payments will exceed the annual payment amount because of an interest rate factor we use, which may vary from year to year but will not be less than 2.0% per year. If the payments are commuted, we will use the commutation method described below for calculating the present value of remaining annual payments and use the interest rate that determined the current 12 monthly payments to commute any unpaid monthly payments.

Currently, we permit the original payee to make a number of changes to variable payments under Option A. Changes can only be made on the anniversary of the date of your first payment.

For regular PIPs, the permissible changes include:

●	shortening or lengthening the period certain provided the payments already made and those to be made meet the 10 - 50 year and age 100 limits described above;

●	changing to a life option - note that this option does not allow the payee to end the payments for a commuted value;

●	changing to the “level monthly” option;

●	changing the annual investment rate (“AIR”) or benchmark rate (except under Florida Certificates where only 3% is available);

●	changing the payment frequency; and

●	changing the day of the month on which payment occurs.

For “level monthly” PIPs, the permissible changes include:

●	shortening or lengthening the period certain provided the payments already made and those to be made meet the 10 - 50 year and age 100 limits described above;

●	changing to a life option - note that this option does not allow the payee to end the payments for a commuted value;

●	changing to the regular PIP option;

●	changing the AIR or benchmark rate (except under Florida Certificates where only 3% is available); and

●	changing the day of the month on which payment occurs.

See “Annuity Payments” for the manner in which Option A may be taxed.

Option B: Life Income with 10 Years of Payments Guaranteed. We will pay periodic payments during the lifetime of the payee. If, at the death of the payee, payments have been made for fewer than 10 years:

●	we will continue payments during the remainder of the period to the successor payee; or

●	the successor payee may elect to receive in a lump sum the present value of the remaining payments, computed in the manner described below.

The amount of the annuity payments will depend on the age of the payee on the Income Date and it may also depend on the payee’s sex.

In the case of Options A and B, the present value of remaining payments referred to above will be based, for variable payments, on interest compounded annually at the current AIR or benchmark rate and on the assumption that each future payment is equal in amount to a payment determined using the applicable Sub-account annuity unit values for the Valuation Period which ends on the date of determination. For fixed annuity payments, the present value of the remaining fixed dollar payments will be based on interest compounded annually at the interest rate we used to create the annuity factor that was used in calculating the fixed payment amount.

Option C: Joint and Last Survivor Income. We will pay periodic payments for as long as either the payee or a designated second natural person is alive. The amount of the annuity payments will depend on the age of both persons on the Income Date and it may also depend on each person’s sex. It is possible under this option to receive only one annuity payment if both payees die after the receipt of the first payment, or to receive only two annuity payments if both payees die after receipt of the second payment, and so on.

Option D: Life Income. We will pay periodic payments for as long as the payee is alive. The amount of the annuity payments will depend on the age of the payee on the Income Date and it may also depend on the payee’s sex. It is possible under this option to receive only one annuity payment if the payee dies after the receipt of the first payment, or to receive only two annuity payments if the payee dies after receipt of the second payment, and so on.

Variable Annuity Payment Values

We determine the amount of the first variable annuity payment by multiplying the Certificate Value you are applying to variable annuity payments by the annuity purchase rate for the Annuity Option you have selected.  The annuity purchase rates are based on an assumed AIR or benchmark rate of 6% per year (3% per year for Florida Certificates and 5% per year for Oregon and Texas Certificates), unless you choose 3% in writing. (See below and “Variable Annuity Payment Values” in the Statement of Additional Information for more information on AIRs and how your initial variable payment is calculated.)

Subsequent variable annuity payments will fluctuate in amount and reflect whether the actual investment return of the selected Sub-account(s) (after deducting the mortality and expense risk charge and the distribution charge) is better or worse than the assumed investment rate. The total dollar amount of each variable annuity payment will be equal to:

●	the sum of all Sub-account payments, less

●
the pro-rata amount of the annual certificate maintenance charge. (See “Deductions for Certificate Maintenance Charge” for the circumstances under which this charge will be waived under variable payments Option A.)

Currently, there is no limit on the number of times or the frequency with which a payee may instruct us to change the Sub-account(s) used to determine the amount of the variable annuity payments. Currently, there is also no charge for such transfers.

If you apply the same amount to a particular payment option, a 5% or 6 % AIR will result in a larger initial payment than will a 3% AIR.  You should note, however, that, assuming the same investment performance, your subsequent payments using a 5% or 6% AIR will increase by a smaller percentage (when they increase) and decrease by a larger percentage (when they decrease) than will subsequent payments using a 3% AIR.  Indeed, it is possible that after a sufficient period of time, payments determined using a 5% or 6% AIR may be lower than payments commencing at the same time using the same Sub-accounts but a 3% AIR.  Note that if you select Option A (Income for a Fixed Number of Years) and payments continue for the entire period, the 5% or 6% AIR payment amount will start out being larger than the 3% AIR payment amount but eventually the 5% or 6% AIR payment amount will become less than the 3% AIR payment amount.  Whether you would be better off choosing a higher or lower AIR depends on the annuity payment option you choose, the investment performance of the Sub-accounts you choose, and the period for which payments are received.

Proof of Age, Sex, and Survival of Annuitant

We may require proof of age, sex or survival of any payee upon whose age, sex or survival payments depend. If the age or sex has been misstated, we will compute the amount payable based on the correct age and sex. If income payments have begun, we will pay in full any underpayments with the next annuity payment and deduct any overpayments, unless repaid in one sum, from future annuity payments until we are repaid in full.

SUSPENSION OF PAYMENTS

We reserve the right to postpone surrender payments from the Fixed Account for up to six months. We also reserve the right to suspend or postpone any type of payment from the Variable Account for any period when:

●	the New York Stock Exchange is closed other than customary weekend or holiday closings;

●	trading on the Exchange is restricted;

●	an emergency exists as a result of which it is not reasonably practicable to dispose of securities held in the Variable Account or determine their value; or

●	the Securities and Exchange Commission permits delay for the protection of security holders.

The applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the two latter conditions described above exist.

TAX STATUS

Introduction

This section provides general information on the federal income tax consequences of ownership of a Certificate based upon our understanding of current federal tax laws and is not intended as tax advice. Actual federal tax consequences will vary depending on, among other things, whether the Certificate is issued under a Qualified Plan and the type of retirement plan under which your Certificate is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Certificates that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state, or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Certificate or any transaction involving any Certificate. You should consult a qualified tax professional for advice before purchasing a Certificate or executing any other transaction (such as a rollover, transfer, distribution, withdrawal or payment) involving a Certificate.

You may purchase a Certificate that is not issued under a Qualified Plan (“Non-Qualified Certificate”) or a Certificate that is used under a Plan that is Qualified under the provisions of the Internal Revenue Code of 1986, as amended (the “Code”) (a “Qualified Certificate”). The ultimate effect of federal income taxes on the Certificate Value, on annuity payments, and on the economic benefit to the Certificate Owner, Annuitant or Designated Beneficiary depends on the type of retirement plan for which you purchase the Certificate and upon the tax and employment status of the individual concerned.

Taxation of Annuities in General

For federal income tax purposes, purchase payments made under Non-Qualified Certificates are not deductible.  Under certain circumstances, purchase payments made under Qualified Certificates may be excludible or deductible from taxable income.  Any such amounts will also be excluded from the cost basis for purposes of determining the taxable portion of any distributions from a Qualified Certificate.

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract.  For that reason, no decision to purchase a Qualified Certificate should be based on the assumption that the purchase of a Qualified Certificate is necessary to obtain tax deferral under a qualified plan.

Section 72 of the Code governs taxation of annuities in general. There are no income taxes on increases in the value of a Certificate until a distribution occurs, in the form of a full surrender, a partial withdrawal, an assignment or gift of the Certificate, or annuity payments. A non-natural person owning a Non-Qualified Certificate, other than as an agent for an individual, is taxed differently; increases in the value of a Certificate are taxed yearly whether or not a distribution occurs.

Surrenders, Partial Withdrawals, Death Benefit Payments, Assignments and Gifts. If you fully surrender your Certificate, the portion of the surrender payment that exceeds your cost basis in the Certificate is subject to tax as ordinary income. For Non-Qualified Certificates, the cost basis is generally the amount of the purchase payments made for the Certificate. Since Premium Credits are not treated as purchase payments, they do not increase your cost basis. For Qualified Certificates, the cost basis is generally zero and the entire surrender payment is generally taxed as ordinary income. A Designated Beneficiary receiving a lump sum death benefit payment after your death or the death of the Annuitant is similarly taxed on the portion of the amount that exceeds your cost basis in the Certificate. If the Designated Beneficiary elects that the lump sum not be paid in order to receive annuity payments that begin within one year of the decedent’s death, different tax rules apply. See “Annuity Payments” below. For Non-Qualified Certificates, the tax treatment applicable to Designated Beneficiaries may be contrasted with the tax treatment applicable to persons inheriting and then selling mutual fund shares who receive a “stepped-up” basis equal to the date-of-death value of their shares and therefore will pay no tax on the sale of their shares unless the sale price exceeds the date-of-death value.

Partial withdrawals received under Non-Qualified Certificates prior to annuitization are first included in gross income to the extent the cash value (determined without regard to surrender charges) exceeds purchase payments. Then, to the extent the cash value does not exceed purchase payments, such withdrawals are treated as a non-taxable return of principal to you. There is no definition of “cash value” in the Code and, for tax reporting purposes, we are currently treating it as the Certificate Value.  However, there can be no assurance that the IRS will agree that this is the correct cash value.  The IRS could, for example, determine that the cash value is the Certificate Value plus an additional amount representing the value of a death benefit and/or living benefit in your Certificate.  If this were to occur, any withdrawal could have a higher proportion of the withdrawal derived from taxable investment earnings.

For partial withdrawals under a Qualified Certificate, a portion of each payment is treated as a non-taxable return of principal and the remaining amount is treated as taxable income. Since the cost basis of Qualified Certificates is generally zero, partial withdrawal amounts will generally be fully taxed as ordinary income.

If you assign or pledge a Non-Qualified Certificate, you will be subject to taxation under the rules applicable to partial withdrawals or surrenders. If you give away your Certificate to anyone other than your spouse, you are treated for income tax purposes as if you had fully surrendered the Certificate. If the transfer is to a charity, you may be allowed a deduction for some or all of the value of the Certificate transferred.

Internal Revenue Code 72(e)(12) applies if we issue to you, during any calendar year, two or more Certificates, or one or more Certificates and one or more of our other annuity contracts. Under this provision, all of the contracts will be treated as one contract. We believe this means that the amount of any distribution under any one contract will be includable in gross income to the extent that at the time of distribution the sum of the values for all the contracts exceeds the sum of their cost basis.

Annuity Payments. We determine the non-taxable portion of each variable annuity payment by dividing the cost basis of your values allocated to Variable Account Value by the total number of expected payments. We determine the non-taxable portion of each fixed annuity payment with an “exclusion ratio” formula, which establishes the ratio that the cost basis of your values allocated to Fixed Account Value bears to the total expected value of annuity payments for the term of the annuity. The remaining portion of each payment is taxable. Such taxable portion is taxed at ordinary income rates. For Qualified Certificates, the cost basis is generally zero.

With annuity payments based on life contingencies, the payments will become fully taxable once the payee lives longer than the life expectancy used to calculate the non-taxable portion of the prior payments, if any. Because variable annuity payments can increase over time and because certain payment options provide for a lump sum right of commutation, it is possible that the IRS could determine that variable annuity payments should not be taxed as described above but instead should be taxed as if they were received under an agreement to pay interest. This determination would result in a higher amount (up to 100%) of certain payments being taxable.

With respect to the “level monthly” payment option available under Annuity Option A, pursuant to which each annual payment is placed in our general account and paid out with interest in 12 equal monthly payments, it is possible the IRS could determine that receipt of the first monthly payout of each annual payment is constructive receipt of the entire annual payment. Thus, the total taxable amount for each annual payment would be accelerated to the time of the first monthly payout and reported in the tax year in which the first monthly payout is received. This acceleration would affect you if your first monthly payment for each year is received in a month other than January since those of your 12 monthly payments that are actually received in the next tax year would be treated as being constructively received (and taxable) in the current tax year.

Following any change by the payee to variable annuity payments under Annuity Option A, other than a change of the payment day of the month or a change from regular PIP to “level monthly” PIP (or vice versa) where the remaining payment length stays the same, the non-taxable portion of each payment will be recalculated in accordance with IRS standards.

The Code does not specifically address partial withdrawals after annuity payments have begun. Based on a private letter ruling issued by the IRS in 2000, it is our intention to report as taxable income the portion of any partial withdrawal from variable Annuity Option A that does not exceed immediately before the partial withdrawal the present value of remaining payments less the Certificate’s remaining cost basis. Under this approach, a partial withdrawal of $10,000 when the present value is $150,000 and the remaining cost basis is $145,000 would result in taxable income of $5,000 being reported. Since private letter rulings do not bind the IRS, the IRS could take the position that the Code requires the full amount of the partial withdrawal ($10,000 in the example) to be treated as taxable income. Under either approach to determining the taxable income associated with a partial withdrawal, some taxpayers, such as those under age 59½, could be subject to additional tax penalties. Because of the potential for adverse tax results as described above, you should carefully consider, prior to making a partial withdrawal, your need for funds from the Certificate and the tax implications. You should also consult a qualified tax professional prior to making a partial withdrawal.

Penalty Tax. Payments received by you, Annuitants, and Designated Beneficiaries under Certificates may be subject to both ordinary income taxes and a penalty tax equal to 10% of the amount received that is includable in income. The penalty tax is not imposed on the following amounts received for Non-Qualified Certificates:

●	after the taxpayer attains age 59½;

●	in a series of substantially equal periodic payments made for life or life expectancy;

●	after the death of the Certificate Owner (or, where the Certificate Owner is not a human being, after the death of the primary Annuitant, as defined in the Code);

●	if the taxpayer becomes totally and permanently disabled; or

●
under a Non-Qualified immediate annuity contract that provides for a series of substantially equal periodic payments; provided that only one purchase payment is made to the Certificate, that the Certificate is not issued as a result of a Section 1035 exchange, and that the first annuity payment begins in the first Certificate Year.

Similar exceptions to the 10% penalty tax apply to distributions from Qualified Certificates.

Federal Income Tax Withholding. We are required to withhold federal income taxes on taxable amounts paid under Certificates unless the recipient elects not to have withholding apply. We will notify recipients of their right to elect not to have withholding apply. See “Tax-Sheltered Annuities” (TSAs) for an alternative type of withholding that may apply to distributions from TSAs that are eligible for rollover to another TSA, an individual retirement annuity or account (IRA), a qualified trust or an eligible deferred compensation plan of a state or local government.

Section 1035 Exchanges. You may purchase a Non-Qualified Certificate with proceeds from the surrender of an existing annuity contract. Such a transaction may qualify as a tax-free exchange pursuant to Section 1035 of the Code. It is our understanding that in such an event:

●	the new Certificate will be subject to the distribution-at-death rules described in “Death Provisions”;

●
purchase payments made between August 14, 1982 and January 18, 1985 and the income allocable to them will, following an exchange, no longer be covered by a “grandfathered” exception to the penalty tax for a distribution of income that is allocable to an investment made over 10 years prior to the distribution; and

●	purchase payments made before August 14, 1982 and the income allocable to them will, following an exchange, continue to receive the following “grandfathered” tax treatment under prior law:
	(i)	the penalty tax does not apply to any distribution;
	(ii)	partial withdrawals are treated first as a non-taxable return of principal and then a taxable return of income; and
	(iii)	assignments are not treated as surrenders subject to taxation.

Diversification Standards. The U.S. Secretary of the Treasury has issued regulations that set standards for diversification of the investments underlying variable annuity contracts (other than pension plan contracts). The Eligible Funds intend to meet the diversification requirements for the Certificate, as those requirements may change from time to time. If the diversification requirements are not satisfied, the Certificate will not be treated as an annuity contract. As a consequence, income earned on a Certificate would be taxable to you as ordinary income in the year in which diversification requirements were not satisfied, including previously non-taxable income earned in prior years.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an “owner control” test.  If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership such as the ability to exercise control over the investment of the assets.  In Revenue Ruling 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts’ underlying assets for federal income tax purposes.

Revenue Ruling 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Certificate and the contracts described in Revenue Ruling 2003-91 should prevent the holding in Revenue Ruling 2003-91 from applying.  Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Certificate.  In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future.  Accordingly, we have reserved certain rights to alter the Certificates and investment alternatives to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. However, you bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

Qualified Plans

The Certificate may be used with several types of Qualified Plans. Under the Code, Qualified Plans generally enjoy tax-deferred accumulation of amounts invested in the plan. Therefore, in considering whether or not to purchase a Certificate in a Qualified Plan, you should only consider the Certificate’s other features, including the availability of lifetime annuity payments and death benefit protection.

The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. Therefore, we do not attempt to provide more than general information about the use of the Certificate with the various types of Qualified Plans. Participants under such Qualified Plans as well as Certificate Owners, Annuitants, and Designated Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Certificate issued in connection therewith. Following are brief descriptions of the various types of Qualified Plans and of the use of the Certificate in connection with them, and, for Tax-Sheltered Annuities and traditional Individual Retirement Annuities, required minimum distribution requirements. Purchasers of the Certificate should seek competent advice concerning the terms and conditions of the particular Qualified Plan and use of the Certificate with that Plan.

Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain contribution limitations, exclude the amount of purchase payments from gross income for tax purposes. However, such purchase payments may be subject to Social Security (FICA) taxes. This type of annuity contract is commonly referred to as a “Tax-Sheltered Annuity” (TSA).

Effective October 1, 2008, we no longer issued any new annuities under Section 403(b) of the Internal Revenue Code (so-called Section 403(b) annuities or tax-sheltered annuities, including Texas Optional Retirement Program annuities). After December 31, 2008, we no longer accepted any additional Purchase Payments to any previously issued TSAs.

The Internal Revenue Service’s (“IRS”) comprehensive TSA regulations became effective January 1, 2009, and these regulations, subsequent IRS guidance, and/or the terms of an employer’s TSA plan impose new restrictions on TSAs, including restrictions on (1) the availability of hardship distributions and loans, (2) TSA exchanges within the same employer’s TSA plan, and (3) TSA transfers to another employer’s TSA plan.  You should consult with a qualified tax professional about how the regulations affect you and your TSA.

If TSAs are to receive tax-deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when you attain age 59½, have a severance from employment with the employer, die or become disabled (within the meaning of Section 72(m)(7) of the Code). These distribution restrictions apply only to withdrawals attributable to contributions made after 1988, to earnings on those contributions, and to earnings on amounts held as of December 31, 1988. These distribution restrictions are not applicable when TSA funds are being transferred tax-free directly to another TSA issuer, provided the transferred funds continue to be subject to the same distribution restrictions.  Also, it is permissible to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship.  Financial hardship withdrawals (as well as certain other premature withdrawals) are fully taxable and will be subject to a 10% federal income tax penalty, in addition to any applicable Certificate withdrawal charge. Under certain circumstances the 10% federal income tax penalty will not apply if the withdrawal is for medical expenses.  A financial hardship withdrawal may not be repaid once it is taken.

The TSA regulations provide that TSA hardship withdrawals will be subject to the IRS rules applicable to hardship distributions from 401(k) plans.  Specifically, if you have not terminated your employment or reached age 59½, you may be able to withdraw a limited amount of monies if you have an immediate and heavy financial need and the withdrawal amount is necessary to satisfy such financial need.  An immediate and heavy financial need may arise only from:

●	deductible medical expenses incurred by you, your spouse, or your dependents;
●	payments of tuition and related educational fees for the next 12 months of post-secondary education for you, your spouse, or your dependents;
●	costs related to the purchase of your principal residence (not including mortgage payments);
●	payment necessary to prevent eviction from your principal residence or foreclosure of the mortgage on your principal residence;
●	payments for burial or funeral expenses for your parent, spouse, children, or dependents; or
●	expenses for the repair of damage to your principal residence that would qualify for the federal income tax casualty deduction.

You will be required to represent in writing to us (1) that your specified immediate and heavy financial need cannot reasonably be relieved through insurance or otherwise, by liquidation of your assets, by ending any contributions you are making under your TSA plan, by other distributions and nontaxable loans under any of your qualified plans, or by borrowing from commercial sources and (2) that your requested withdrawal amount complies with applicable law, including the federal tax law limit.  And, unless your TSA was issued prior to September 25, 2007 and the only payments you made to such TSA were TSA funds you transferred directly to us from another TSA carrier (a “90-24 Transfer TSA”), your TSA employer also may need to agree in writing to your hardship request.  Hardship withdrawals are fully taxable, plus you may be required to pay a 10% federal income tax penalty.  A hardship withdrawal may not be repaid once taken.

If your TSA contains a provision that permits loans, you may request a loan but you will be required to represent in writing to us that your requested loan amount complies with applicable law, including the federal tax law limit.  And, unless your TSA is a 90-24 Transfer TSA, your TSA employer also may need to agree in writing to your loan request.

Under the terms of a particular TSA plan, the participant may be entitled to transfer all or a portion of the Certificate Value to one or more alternative funding options. Participants should contact the person who administers the TSA plan for information as to such investment alternatives. If you wish to transfer or exchange your TSA for another TSA within the same or different TSA plan, you will be able to do so only if the issuer of the new TSA certifies to us that the transfer or exchange is permissible under the TSA regulations and the applicable TSA plan.  Your TSA employer also may need to agree in writing to your transfer/exchange request.

If you have requested a distribution from a Certificate, we will notify you if all or part of such distribution is eligible for rollover to another Eligible Retirement Plan. Any amount eligible for rollover treatment will be subject to mandatory federal income tax withholding at a 20% rate unless you direct us in writing to transfer the amount as a direct rollover to another Eligible Retirement Plan. The term “Eligible Retirement Plan” means an individual retirement account under Section 408(a), an individual retirement annuity under Section 408(b), a pension or profit sharing plan under Section 401(a), an annuity plan under Section 403(a), a tax-sheltered annuity under Section 403(b), or an eligible deferred compensation plan of a state or local government under Section 457(b).

Individual Retirement Annuities

Sections 408(b) and 408A of the Code permit eligible individuals to contribute to an individual retirement program known as a traditional “Individual Retirement Annuity” and “Roth IRA”, respectively. These traditional individual retirement annuities and Roth IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible to contribute, and on the time when distributions may commence. In addition, distributions from certain types of Qualified Plans may be placed on a tax-deferred basis into a Section 408(b) Individual Retirement Annuity. If you convert a traditional individual retirement annuity into a Roth IRA, the fair market value of the Certificate is included in taxable income.  Under IRS Regulations and Revenue Procedure 2006-13, fair market value may exceed Certificate Value.  Thus, you should consult with a qualified tax professional prior to any conversion.

Corporate Pension and Profit-Sharing Plans

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the Certificate to provide benefits under the plans.

Deferred Compensation Plans with Respect to Service for State and Local Governments

Section 457 of the Code, while not actually providing for a Qualified Plan as that term is normally used, provides for certain deferred compensation plans that enjoy special income tax treatment with respect to service for tax-exempt organizations, state governments, local governments, and agencies and instrumentalities of such governments. The Certificate can be used with such plans. Under such plans, a participant may specify the form of investment in which his or her participation will be made. However, with respect to plans established by tax-exempt organizations, all such investments are owned by and subject to the claims of general creditors of the sponsoring employer.

Required Minimum Distribution Requirements for Tax-Sheltered Annuities and Traditional Individual Retirement Annuities

If your Certificate is a traditional Individual Retirement Annuity or a 403(b) TSA annuity, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70½ or, for non-IRAs, the date of retirement instead of age 70½ if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Certificate’s value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations. For Certificates issued in connection with traditional Individual Retirement Accounts, you should contact the Account’s trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Certificate’s value (including any actuarial present value of additional benefits discussed below) so that it can be used in the Account’s RMD calculations.

Effective with the 2006 distribution calendar year, the actuarial present value as of 12/31 of any additional benefits that are provided under your Certificate (such as death and living benefits) will be added to the Certificate Value as of 12/31 in order to calculate the RMD amount. There are two exceptions to the requirement that the actuarial present value of an additional benefit must be added to the Certificate Value for RMD calculation purposes. First, if the only additional benefit provided under a Certificate is a return of premium death benefit (i.e., a benefit under which the final payment does not exceed the amount of purchase payments made less prior distributions), then the additional benefit is disregarded and the RMD calculation uses only the 12/31 Certificate Value. Second, if (1) the Certificate provides only for additional benefits that are each reduced on a proportional basis in the event of distributions, with or without a return of premium death benefit that is not reduced in amount proportionately in the event of distributions and (2) the actuarial present value of all the Certificate’s additional benefits is no more than 20% of the 12/31 Certificate Value, then the additional benefits are disregarded and the RMD calculation uses only the 12/31 account balance. When we notify you of the RMD amount for a distribution calendar year, we will inform you if the calculation included the actuarial present value of additional benefits. Because of the above requirements, a death benefit and/or living benefit in your Certificate could cause your RMD amount to be higher than it would be without such a benefit.

Annuity Purchases by Nonresident Aliens

The discussion above provides general information regarding federal income tax consequences to annuity purchasers who are U.S. citizens or resident aliens. Purchasers who are not U.S. citizens or are resident aliens will generally be subject to U.S. federal income tax and withholding on the income portion of annuity distributions at a 30% rate, unless a lower rate applies in a U.S. treaty with the purchaser’s country. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax professional regarding U.S., state, and foreign taxation with respect to an annuity purchase.

VARIABLE ACCOUNT VOTING PRIVILEGES

In accordance with our view of present applicable law, we will vote the shares of the Eligible Funds held in the Variable Account at regular and special meetings of the shareholders of the Eligible Funds in accordance with instructions received from persons having the voting interest in the Variable Account. We will vote shares for which we have not received instructions in the same proportion as we vote shares for which we have received instructions.

However, if the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Eligible Funds in our own right, we may elect to do so.

You have the voting interest under a Certificate prior to the Income Date. The number of shares held in each Sub-account that are attributable to you is determined by dividing your Variable Account Value in each Sub-account by the net asset value of the applicable share of the Eligible Fund. The payee has the voting interest after the Income Date under an annuity payment option. The number of shares held in the Variable Account that are attributable to each payee is determined by dividing the reserve for the annuity payments by the net asset value of one share. During the annuity payment period, the votes attributable to a payee decrease as the reserves underlying the payments decrease.

We will determine the number of shares in which a person has a voting interest as of the date established by the respective Eligible Fund for determining shareholders eligible to vote at the meeting of the Eligible Fund. We will solicit voting instructions in writing prior to such meeting in accordance with the procedures established by the Eligible Fund.

Each person having a voting interest in the Variable Account will receive periodic reports relating to the Eligible Fund(s) in which he or she has an interest, proxy material and a form with which to give such voting instructions.

REPORTS TO OWNERS

We will send you, by regular U.S. mail, confirmation of all purchase payments (including any interest credited), withdrawals, (including any withdrawal charges and federal taxes on withdrawals), minimum distributions, death benefit payments, and transfers (excluding dollar-cost averaging transfers).  Such confirmations will be sent within two business days after the transaction occurs.

In addition, within 5 business days after each calendar quarter, we will send you a statement showing your current Certificate Value, death benefit value, and investment allocation by asset class.  Each quarterly statement will detail transactions that occurred during the last quarter including purchase payments, annuity payments, transfers (including dollar-cost averaging transfers), partial withdrawals, systematic withdrawals, minimum distributions, portfolio rebalancing, asset reallocations, interest credited on fixed accounts, and annual contract fees assessed.

We will also send you annual and semi-annual reports of the funds in which you are invested, including a list of investments held by each portfolio as of the current date of the report.

It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

SALES OF THE CERTIFICATES

Certificates are sold by licensed insurance agents (“the Selling Agents”) in those states where the Certificates may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms (“the Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with Sun Life (U.S.) and the principal underwriter, Clarendon Insurance Agency, Inc. (“Clarendon”), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon, our wholly-owned subsidiary, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of FINRA.

Sun Life (U.S.) (or its affiliate) pays the Selling Broker-Dealers compensation for the promotion and sale of the Certificate. The Selling Agents who solicit sales of the Certificate typically receive a portion of the compensation paid by us to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Certificate Owner or the separate account. We intend to recoup this compensation through fees and charges imposed under the Certificate, and from profits on payments we receive for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions we may pay to Selling Broker-Dealers may vary depending on the selling agreement but it not expected to be more than 5.50% of purchase payments, and 1.00% annually, based on the Certificate Value of those payments. We may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations, and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers.  This compensation may be significant and may be based on a percentage of purchase payments and/or a percentage of Certificate Value and/or may be a fixed dollar amount. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.

In addition to selling our variable contracts (including the Contract), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual contract is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Company makes numerous forms of payments and engages in a variety of other activities that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Contracts by Selling Broker-Dealers and their registered representatives. Such payments and other activities may be significantly greater or less in connection with the Contracts than in connection with other products offered and sold by the Company or by others. Accordingly, our payments and other activities described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Contract to you instead of (or more favorably than) another product or products that might be preferable to you.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling-Broker-Dealer for which he or she works, may receive in connection with your purchase of a Certificate.

We may sell Certificates with lower or no dealer compensation to a person who is an officer, director, or employee of ours or an affiliate of ours or to any Qualified Plan established for such a person. Such Certificates may be different from the Certificates sold to others in that they have higher Premium Credits which approximate the expenses Sun Life (U.S.) does not incur as a result of lower or no dealer compensation. You should consult a qualified tax professional as to whether the higher Premium Credit would be taxable income.

We may sell Certificates with lower or no dealer compensation as part of an exchange program for other fixed (“Old FA”) and variable (“Old VA”) annuity contracts we previously issued. A Certificate issued in exchange for an Old VA that has a contingent deferred sales charge provision will be issued with an exchange endorsement. One effect of the endorsement is that we will not assess a surrender charge under the Old VA at the time of the exchange. The exchange endorsement provides that we will calculate any surrender charge assessed under the Certificate in relation to the initial purchase payment (i.e., the amount exchanged) based on the actual time of each purchase payment under the Old VA. The endorsement also provides that we will not refund the amount described in “Right to Revoke” if the Certificate is returned. Instead, we will return the Old VA to the owner and treat it as if no exchange had occurred.

Under any exchange program of ours, we treat the exchange as being income tax free. Before making any exchange, you should consult a competent tax advisor and, for Old VA to Certificate exchanges, you also should consider the differences between the two variable annuities, including the Sub-account selections.

You may make an exchange to a Certificate if we are making variable annuity payments for a fixed number of years under an Old VA. Under your Certificate, the Income Date will be the date of the next scheduled payment under the Old VA and the payment period will be the payment period remaining under the Old VA. On the Certificate Date of your new Certificate, the present value of the remaining annuity payments under the Old VA will be allocated to the Sub-account(s) you select under the Certificate and the amount of future variable annuity payments under your Certificate will be based upon the investment return of those Sub-accounts(s). From the Certificate Date to the Income Date, we will treat your Certificate as one under which periodic annuity payments have begun, and not one that has values based on Accumulation Units. Other than the change in Sub-account allocation described above, we do not permit you to make any changes as you exchange from the Old VA to your Certificate.

Commissions may be waived or reduced in connection with certain transactions described in this prospectus. During 2006, 2007, and 2008, approximately $23,022, $22,804, and $21,949, respectively, in commissions were paid to but not retained by Clarendon in connection with the distribution of the Certificates.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account or the Principal Underwriter is a party. We are engaged in various kinds of routine litigation that, in our judgment, is not of material importance in relation to our total capital and surplus.

INQUIRIES BY CERTIFICATE OWNERS

You may write us with questions about your Certificate to Sun Life Assurance Company of Canada (U.S.), Client Service Department, P.O. Box 9133, Wellesley Hills, MA 02481, or call (800) 367-3653.

TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION

Sun Life Assurance Company of Canada (U.S.)
Variable Annuity Benefits
Variable Annuity Payment Values
Re-Allocating Sub-account Payments
Safekeeping of Assets
Principal Underwriter
Independent Registered Public Accounting Firm
Investment Performance
Financial Strength and Credit Ratings
Financial Statements

APPENDIX A -
The Fixed Account (Also Known as the Modified Guaranteed Annuity Account)

Introduction

This appendix describes the Fixed Account option available under the Certificate.

Fixed Account Values are subject to a limited market value adjustment. The adjustment may result in an increase or decrease in amounts transferred and amounts paid to you or other payees (including withdrawals, surrenders, death benefits, and amounts applied to purchase annuity payments). However, a market value adjustment will not reduce the interest rate applied to amounts you allocate to a Guarantee Period to less than 3% per year. Payments made from Fixed Account Values at the end of a Guarantee Period are not subject to the limited market value adjustment.

Any amounts you allocate to the Fixed Account option become part of our general account. Because of provisions in the securities laws, our general account including the Fixed Account, are not subject to regulation under the Securities Act of 1933 or the Investment Company Act of 1940. The Securities and Exchange Commission has not reviewed the disclosure in the prospectus relating to the general account and the Fixed Account option.

Allocations to the Fixed Account

We will allocate purchase payments and Premium Credits to the Fixed Account according to your selection in the application. Your selection must specify the percentage of the purchase payment and its resulting Premium Credit you want to allocate to each Guarantee Period. The percentage, if not zero, must be at least 5%. You may change the allocation percentages without any charges. You must make allocation changes in writing unless you have, in writing, authorized us to accept telephone allocation instructions. By authorizing us to accept telephone changes, you agree to the conditions and procedures we establish from time to time. The current conditions and procedures are in Appendix B. We will notify you in advance of any changes.

Each Guarantee Period currently offered is available for initial and subsequent purchase payments and for transfers of Certificate Value. We currently offer Guarantee Periods of up to 7 years. We also currently offer a Guarantee Period of one year which is for use only with the Dollar Cost Averaging Program. We may change at any time the number and/or length of Guarantee Periods we offer. You or your salesperson should call (800) 367-3653 for information on the Guarantee Periods that are currently offered. If we no longer offer a particular Guarantee Period, the existing Fixed Account Value in that Guarantee Period will remain until the end of the period. At that time, you must select a different Guarantee Period.

Capital Protection Plus

We offer a capital protection plus program. Under this program, we allocate part of your purchase payment and Premium Credit to the Guarantee Period you select. Currently, you may only select the 7-year Guarantee Period.

Based on the length of the period and the period’s interest rate, we determine how much of your purchase payment and Premium Credit must be allocated to the Guarantee Period so that, at the end of the Guarantee Period, the allocated amount plus interest will be equal to your total purchase payment. We will allocate the rest of your purchase payment and Premium Credit to the Sub-account(s) of the Variable Account based on your allocation instructions.

For example, assume you choose the 7-year Guarantee Period with a 4% Premium Credit and we receive your purchase payment of $10,000 when the interest rate for the Guarantee Period is 6.75% per year. We will allocate $6,088 to that Guarantee Period, because $6,088 with the 4% Premium Credit will increase, at the interest rate of 6.75%, to $10,000 after seven years. The remaining $3,912 of the payment and Premium Credit will be allocated to the Sub-account(s) you select.

If you surrender or transfer any part of the Fixed Account Value before the end of the Guarantee Period, the value at the end of that period will not equal your original purchase payment amount.

Fixed Account Value

Fixed Account Value is equal to:

●	all purchase payments and Premium Credits allocated or value transferred to the Fixed Account plus the interest credited on those payments or amounts transferred; less

●	any prior partial withdrawals or transfers from the Fixed Account, including any applicable charges.

Interest Credits

We credit interest daily. The interest we credit is based on an annual compound interest rate. It is credited to purchase payments and Premium Credits allocated to the Fixed Account at rates we declare for Guarantee Periods of one or more years from the month and day of allocation. Any rate we set will be at least 3% per year.

Our interest crediting method may result in each of your Guarantee Periods being subject to different rates. For purposes of this section, we treat Variable Account Value transferred to the Fixed Account and Fixed Account Value that is renewed or transferred to another Guarantee Period as a purchase payment allocation.

Application of Market Value Adjustment

No market value adjustment applies to Guarantee Periods of less than three years.

A market value adjustment applies to any Fixed Account Value surrendered, withdrawn, transferred, or applied to an Annuity Option from a Guarantee Period of three years or more, unless:

●	the transaction occurs at the end of the Guarantee Period, or

●	the Certificate is surrendered for the death benefit after the death of a Covered Person.

We apply the market value adjustment before we deduct any applicable surrender charges or taxes.

If a market value adjustment applies to a surrender or the application to an Annuity Option, we will add or deduct any positive or negative market value adjustment amount, respectively, to your Certificate Value.

If a market value adjustment applies to either a partial withdrawal or a transfer, we will add or deduct any positive or negative market value adjustment, respectively, to, the partial withdrawal or transfer amount after we have deducted the requested withdrawal or transfer amount from the Fixed Account Value. This means that the net amount may be more or less than the amount requested.

Effect of Market Value Adjustment

A market value adjustment reflects the change in prevailing current interest rates since the beginning of a Guarantee Period. The market value adjustment may be positive or negative. Any negative adjustment may be limited in amount (see “Market Value Adjustment Factor” below).

Generally, if the treasury rate (see “Treasury Rates” below) for your Guarantee Period is lower than the treasury rate for a new Guarantee Period with a length equal to the time remaining in your Guarantee Period, the market value adjustment will be negative and it will result in a reduction of the amount surrendered, withdrawn, transferred, or applied to an Annuity Option.

On the other hand, if the treasury rate for your Guarantee Period is higher than the treasury rate for a new Guarantee Period with a length equal to the time remaining in your Guarantee Period, then the market value adjustment will be positive and it will result in an increase in the amount surrendered, withdrawn, transferred, or applied to an Annuity Option.

Market Value Adjustment Factor

We compute the market value adjustment for each of your Guarantee Periods by multiplying the applicable amount surrendered, withdrawn, transferred, or applied to an Annuity Option, by the market value adjustment factor. The market value adjustment factor is calculated as the larger of formulas (a) and (b):

(a) [(1+a)/(1+b)](n/12)-1

where:

“a” is the treasury rate for the initial number of years in your Guarantee Period;

“b” is the treasury rate for a period equal to the time remaining (rounded up to the next whole number of 12-month periods) to the expiration of your Guarantee Period; and

“n” is the number of complete Guarantee Period Months remaining before the expiration of your Guarantee Period.

(b) [(1.03)/(1+i)](y+d/#)-1

where:

“i” is the guaranteed interest rate for your Guarantee Period;

“y” is the number of complete 12-month periods that have elapsed in your Guarantee Period;

“d” is the number of calendar days since the end of the last complete 12-month period in your Guarantee Period or, if “y” is zero, the number of calendar days since the start of your Guarantee Period; and

“#” is the number of calendar days in the current 12-month period of your Guarantee Period, which is generally 365 days.

As stated above, the formula (b) amount will apply only if it is greater than the formula (a) amount. This will occur only when the formula (a) amount is negative and the formula (b) amount is a smaller negative number. Under these conditions, formula (a)’s full (normal) negative market value adjustment will be limited to the extent that adjustment would decrease your Guarantee Period’s Fixed Account Value below the following amount:

(i)	the amount allocated to your Guarantee Period; less
(ii)	any prior systematic or partial withdrawal amounts and amounts transferred; less
(iii)	interest on the above items (i) and (ii) credited annually at a rate of 3% per year.

Treasury Rates

The treasury rate for a Guarantee Period is the interest rate in the Treasury Constant Maturity Series, as published by the Federal Reserve Board, for a maturity equal to the number of years specified in “a” and “b” in formula (a) above. Weekly series are published at the beginning of the following week. The Determination Dates are the last business day before the 1st and 15th of each calendar month.

To determine the “a” treasury rate, we use the weekly series first published on or after the most recent Determination Date that occurs on or before the Start Date for the Guarantee Period. If the Start Date is the same as the Determination Date or the date of publication, or any date in between, we instead use the weekly series first published after the prior Determination Date. To determine the “b” treasury rate, we use the weekly series first published on or after the most recent Determination Date that occurs on or before the date on which the market value adjustment factor is calculated. If the calculation date is the same as the Determination Date or the date of publication, or any date in between, we will instead use the weekly series first published after the prior Determination Date.

If the number of years and or 12-month periods specified in “a” or “b” is not equal to a maturity in the Treasury Constant Maturity Series, we determine the treasury rate by straight line interpolation between the interest rates of the next highest and next lowest maturities.

If the Treasury Constant Maturity Series becomes unavailable, we will adopt a comparable constant maturity index. If such a comparable index is not available, we will replicate calculation of the Treasury Constant Maturity Series Index based on U.S. Treasury Security coupon rates.

End of a Guarantee Period

We will notify you in writing at least 30 days prior to the end of each of your Guarantee Periods. At the end of your Guarantee Period, we will automatically transfer your Guarantee Period’s Fixed Account Value to the Columbia Money Market Sub-account unless we have received:

●	your election of a new Guarantee Period from among those we offer at that time; or

●	your instructions to transfer the ending Fixed Account Value to one or more Sub-accounts of the Variable Account.

You may not elect a new Guarantee Period that is longer than the number of years remaining until the Income Date.

Transfers of Fixed Account Value

You may transfer Fixed Account Value from one of your Guarantee Periods to another or to one or more Sub-accounts of the Variable Account subject to any applicable market value adjustment. If the Fixed Account Value represents multiple Guarantee Periods, your transfer request must specify from which values you want the transfer made.

The Certificate allows us to limit the number of transfers you may make in a specified time period. Currently, we generally limit Variable Account and Fixed Account transfers to one transfer every 30 days with a $2,000,000 per transfer dollar limit. See “Transfer of Variable Account Value” and “Limits on Transfers”. These limitations will not apply to any transfer made at the end of a Guarantee Period. We will notify you prior to changing the current limitations.

You must request transfers in writing unless you have authorized us in writing to accept telephone transfer instructions from you or from a person acting on your behalf as an attorney-in-fact under a power of attorney. By authorizing us to accept telephone transfer instructions, you agree to the conditions and procedures we establish from time to time. The current conditions and procedures are in Appendix B. If you have authorized telephone transfers, you will be notified in advance of any changes. A person acting on your behalf as an attorney-in-fact under a power of attorney may request transfers in writing.

If we receive your transfer requests before 4:00 PM Eastern Time, or any other time for the close of trading on the New York Stock Exchange, we will execute them at the close of business that day. Any written requests we receive later, we will execute at the close of the next business day.

If you transfer 100% of a Guarantee Period’s value and your current allocation for purchase payments includes that Guarantee Period, we will automatically change the allocation formula for future purchase payments unless you instruct otherwise. For example, if the allocation formula is 50% to the One-Year Guarantee Period and 50% to Sub-account A and you transfer all Fixed Account Value to Sub-account A, we will change the allocation formula to 100% to Sub-account A.

APPENDIX B -
Telephone Instructions

Telephone Transfers of Certificate Values

1. If there are joint Certificate Owners, both must authorize us to accept telephone instructions but either Certificate Owner may give us telephone instructions.

2. All callers must identify themselves. We reserve the right to refuse to act upon any telephone instructions in cases where the caller has not sufficiently identified himself/herself to our satisfaction.

3. Neither we nor any person acting on our behalf shall be subject to any claim, loss, liability, cost or expense if we or such person acted in good faith upon a telephone instruction, including one that is unauthorized or fraudulent. However, we will employ reasonable procedures to confirm that a telephone instruction is genuine and, if we do not, we may be liable for losses due to an unauthorized or fraudulent instruction. You thus bear the risk that an unauthorized or fraudulent instruction we execute may cause your Certificate Value to be lower than it would be had we not executed the instruction.

4. We record all conversations with disclosure at the time of the call.

5. The application for the Certificate may allow you to create a power of attorney by authorizing another person to give telephone instructions. Unless prohibited by state law, we will treat such power as durable in nature and it shall not be affected by your subsequent incapacity, disability or incompetency. Either we or the authorized person may cease to honor the power by sending written notice to you at your last known address. Neither we nor any person acting on our behalf shall be subject to liability for any act executed in good faith reliance upon a power of attorney.

6. Telephone authorization shall continue in force until:

●	we receive your written revocation,
●	we discontinue the privilege, or
●	we receive written evidence that you have entered into a market timing or asset allocation agreement with an investment adviser or with a broker/dealer.

7. If we receive telephone transfer instructions at (800)367-3653 before 4:00 P.M. Eastern Time or other close of trading on the New York Stock Exchange, they will be initiated that day based on the unit value prices calculated at the close of that day.

8. You must make all transfers in accordance with the terms of the Certificate and current prospectus. If your transfer instructions do not conform to these terms, we will not execute the transfer and will notify the caller within 48 hours.

9. If you transfer 100% of any Sub-account’s value and the allocation formula for purchase payments includes that Sub-account, then we will change the allocation formula for future purchase payments accordingly unless we receive telephone instructions to the contrary. For example, if the allocation formula is 50% to Sub-account A and 50% to Sub-account B and you transfer all of Sub-account A’s value to Sub-account B, we will change the allocation formula to 100% to Sub-account B unless you instruct us otherwise.

Telephone Changes to Purchase Payment Allocation Percentages

Numbers 1-6 above are applicable.

APPENDIX C -
Systematic Withdrawal Program

Payment Type

There are two payment types available under all Certificates (#1 & 2) and three that are available only if the owner is under age 59½ at time of the first payment (#3-5). We will not set up any payment type you select if we determine that the first payment amount will be less than $100.

1.
Percentage Method.  Each Certificate Year we pay you equal periodic payments based on the annual withdrawal of a specified percentage of your Certificate Value. The percentage you select may not exceed 10%. We annually redetermine the amount of your equal periodic payments.

To determine your equal periodic payment amount, we first multiply the selected percentage times your Certificate Value on the date of your first payment in each Certificate Year. We then divide that amount by the number of periods in a year. We recalculate the amount of your equal periodic payments at the beginning of each Certificate Year based on your Certificate Value at that time.

In the first Certificate Year of your participation in our Systematic Withdrawal Program, we calculate your equal periodic payments as described above, but we will only make as many payments as there are periods left in the Certificate Year. For example, if at the beginning of a Certificate Year your Certificate Value was $120,000 and you wanted to withdraw 10% in equal monthly payments, we would pay you $12,000 in 12 monthly payments of $1,000 each. However, if you started your Systematic Withdrawal Program three months into that Certificate Year, we would pay you $9,000 in 9 monthly payments of $1,000 each, and then we would recalculate your monthly payment amount. Accordingly, you would receive less than 10% of your Certificate Value in the first Certificate Year of your participation in this program.

2.
Net Amount Method.  You specify a set dollar amount for each withdrawal of at least $100. In the event a surrender charge is applicable to all or part of a withdrawal because your specified amount exceeds the “free withdrawal amounts”, we will increase the withdrawal amount in order to create a net withdrawal amount equal to your specified amount.

3.
IRS Fixed Amortization Method.  The systematic withdrawal amount will remain the same during the entire life expectancy period.  We will calculate the payment amount based on the fixed amortization method described in Revenue Ruling 2002-62, using your Certificate Value on the date of the first payment, your life expectancy or the joint life and last survivor expectancy of you and your designated beneficiary based on your attained age(s) on the date of the first payment, and an interest rate equal to the IRS’s 120% Mid-Term Applicable Federal Rate (AFR) for the month prior to the month in which distributions start unless you direct us to use the AFR for another month permitted by Revenue Ruling 2002-62.

4.
IRS Fixed Annuitization Method. The systematic withdrawal amount will remain the same during the entire life expectancy period. We will calculate the payment amount based on the annuity factor method described in Revenue Ruling 2002-62, using your Certificate Value on the date of the first payment and an annuity factor, which is the present value of an annuity of $1 per year beginning at your attained age and continuing for your life. We derive the annuity factor using the mortality table specified in the Revenue Ruling and an  interest rate equal to the IRS’s 120% Mid-Term Applicable Federal Rate for the month prior to the month in which distributions start unless you direct us to use the AFR for another month permitted by Revenue Ruling 2002-62.

5.
IRS Required Minimum Distribution Method. The systematic withdrawal amount will change each year during the life expectancy period.  We will calculate the annual payment amount based on the minimum distribution method described in Revenue Ruling 2002-62, by dividing your current Certificate Value at the time of each year’s calculation by  your then current life expectancy or the then current joint life and last survivor expectancy of you and your designated beneficiary.  The initial calculation of the annual payment amount will occur on the date of the first payment and each succeeding year’s calculation will occur one year later. The annual payment calculated each year will be paid out in equal payments according to the frequency option chosen.

Payment Frequency and First Payment Date

You may request that withdrawals be made monthly, quarterly, semi-annually or annually. If, however, your selected payment frequency will create a withdrawal amount of less than $100, we reserve the right to reduce the frequency of payments to an interval that will result in the withdrawal being at least $100.

Unless you select a later date by written request, the date of the first withdrawal will be (a) one payment period after the Certificate Date if you request systematic withdrawals at the time of your initial purchase payment or (b) one payment period after we receive your written request to begin systematic withdrawals. If, however, your written request is for an IRS Method (#3-5) and you made a partial withdrawal in the same Certificate Year, then the first withdrawal shall instead be on the next Certificate Anniversary.

Federal Income Tax Withholding

The taxable portion of withdrawals you receive from your Certificate is subject to 10% federal income tax withholding unless you elect not to have withholding apply. Any withholding will be deducted from the payment amount calculated under the payment type in effect.

You may elect not to have withholding apply to withdrawal payments by signing and dating an election of no withholding.  You are liable for payment of federal income tax on the taxable portion of your withdrawal. You also may be subject to tax penalties if your withholding and estimated tax payments are not sufficient.

If you want federal income tax withholding to apply, please sign and date an election of withholding.  Your election to withhold or to not withhold will remain in effect until you revoke it.  You may revoke it at any time.

Direct Deposit of Payments

If you request direct deposit of systematic withdrawals to your checking or savings account, we will use our best effort to ensure that the correct amount is credited to your account within three business days of the payment date.  If we transfer less than the correct amount, any shortfall will be corrected in full with the next transfer.  If we transfer more than the correct amount or duplicate a transfer in error, any excess or duplicate amount, unless repaid to us in one sum, will be deducted from future transfers until we are repaid in full.

Important Income Tax Information

Payment Types 1 & 2. Systematic withdrawals will be taxed under the regular rules applicable to surrenders and not under the special exclusion ratio/amount rules applicable to annuity payments. All or part of each withdrawal may thus be taxable. In addition, anyone under the age of 59½ at the time of a withdrawal may also be subject to a 10% federal income tax penalty on the taxable portion of the withdrawal. Our reporting to the Internal Revenue Service will be based on our opinion of the taxable amount and whether the penalty tax applies.

Payment Types 3-5. Based on Internal Revenue Service  requirements, we will report to the IRS that systematic withdrawals under IRA Certificates are 100% taxable. Under other Certificates, our reporting will be based on our opinion of the taxable amount. Under all Certificates, it is our opinion under current federal income tax laws that the withdrawals will not be subject to an additional 10% federal income penalty tax because they will be part of a series of substantially equal periodic payments made for your life expectancy or joint life expectancy of you and your designated beneficiary. We will thus report to the Internal Revenue Service that no penalty tax applies. If, however, before the later of your attaining age 59½ or five years after the first payment, you either direct that a systematic withdrawal payment be made to another issuer as a non-taxable transfer or you end systematic withdrawals, you will then be subject to both retroactive 10% federal penalty taxes on all systematic withdrawals made before 59½ and federal interest penalties on those taxes. Unlike you, we may not end your systematic withdrawals before your retroactive penalty tax period has expired.

Other Systematic Withdrawal Conditions

Under payment types #1 & 2, if any withdrawal would cause your Certificate Balance to be reduced below the minimum value specified in your Certificate, that withdrawal will not be made and we will contact you about modifying the withdrawal amount and/or the payment frequency so that withdrawals may resume. Your systematic withdrawals will continue until we receive your written revocation, we discontinue the program, or the annuitant or an owner dies. Once authorization terminates, systematic withdrawals  may not, under certain circumstances, be available to you again until after the next Certificate Anniversary.  In this case, a new systematic withdrawal request form will be required.  All additional withdrawals after termination will be treated as regular withdrawals and surrender charges may apply.

Under payment types #3-5, if you  make a withdrawal outside the program or surrender the Certificate during the period of systematic withdrawals, this may be considered a modification to your payment stream resulting in penalty. You should consult a qualified tax professional for more information.  Also, you may not make any additional purchase payments to the Certificate.  Your systematic withdrawals will continue in force until we receive your written revocation, you die, or we discontinue the program after the later of your attaining age 59½ or five years after your first payment.  Once your authorization terminates, systematic withdrawals may not be resumed.  All additional withdrawals after termination will be treated as regular withdrawals and surrender charges may apply.

For other information of a general nature, including circumstances under which the surrender charge and/or the Fixed Account market value adjustment may apply to any withdrawals, see “Systematic Withdrawal Program” under “OTHER SERVICES”.

PART B

STATEMENT OF ADDITIONAL INFORMATION

GROUP AND INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
DEFERRED VARIABLE ANNUITY CONTRACT
ISSUED BY
KEYPORT VARIABLE ACCOUNT A
OF
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) ("Sun Life (U.S.)")

This Statement of Additional Information (SAI) is not a prospectus but it relates to, and should be read in conjunction with, the Keyport Latitude variable annuity prospectus dated May 1, 2009. The SAI is incorporated by reference into the prospectus. The prospectus is available, at no charge, by writing Sun Life (U.S.) at P.O. Box 9133, MA 02481 or by calling (800) 367-3653.

TABLE OF CONTENTS

Sun Life Assurance Company of Canada (U.S.)
Variable Annuity Benefits
Variable Annuity Payment Values
Re-Allocating Sub-account Payments
Safekeeping of Assets
Principal Underwriter
Independent Registered Public Accounting Firm
Investment Performance
Financial Strength and Credit Ratings
Financial Statements

The date of this statement of additional information is May 1, 2009.

L.SAI	5/2009

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

Sun Life Financial Inc. ("Sun Life Financial"), a reporting company under the Securities Exchange Act of 1034 with common shares listed on the Toronto, New York and Philippine stock exchanges, is the ultimate corporate parent of Sun Life (U.S.). Sun Life Financial ultimately controls Sun Life (U.S.) through the following intervening companies: Sun Life of Canada (U.S.) Holdings, Inc., Sun Life Financial (U.S.) Investments LLC, Sun Life Financial (U.S.) Holdings, Inc., Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., and Sun Life Global Investments Inc.

VARIABLE ANNUITY BENEFITS

Variable Annuity Payment Values

For each variable payment option, we calculate separately each Sub-account's contribution to your periodic payments. Your total periodic payment equals: (a) the sum of the payment amounts determined for all for the Sub-accounts you have selected; less (b) the pro-rata amount of the annual Certificate Maintenance Charge.

The portion of your first payment based on your interest in a Sub-account will be determined by deducting any applicable Certificate Maintenance Charge and any applicable state premium taxes and then dividing the remaining value of your interest in that Sub-account by $1,000 and multiplying the result by the greater of: (a) the applicable factor from the Certificate's annuity table for the particular payment option and the assumed annual investment rate ("AIR") you have selected; or (b) the factor currently offered by Sun Life (U.S.) at the time annuity payments begin. This current factor may be based on the sex of the payee unless to do so would be prohibited by law. The effect of your choice of AIR on the initial and subsequent annuity payments is explained in "Variable Annuity Payment Values" in the prospectus and in the last paragraph of this section.

The number of Annuity Units for each Sub-account will be determined by dividing such first payment by the Sub-account Annuity Unit value for the Valuation Period that includes the date of the first payment. The number of Annuity Units remains fixed for the annuity payment period. Each Sub-account payment after the first one will be determined by multiplying (a) by (b), where: (a) is the number of Sub-account Annuity Units; and (b) is the Sub-account Annuity Unit value for the Valuation Period that includes the date of the particular payment.

Variable annuity payments will fluctuate in accordance with the investment results of the underlying Eligible Funds. In order to determine how these fluctuations affect annuity payments, Sun Life (U.S.) uses an Annuity Unit value. Each Sub-account has its own Annuity Units and value per Unit. The Annuity Unit value applicable during any Valuation Period is determined at the end of such period.

When Eligible Fund shares were first purchased on behalf of each Sub-account, each Annuity Unit for such Sub-account was valued at a specified dollar amount. The Unit value for each Sub-account in any Valuation Period thereafter is determined by multiplying the value for the prior period by a net investment factor. (See "Net Investment Factor" in the prospectus.) This factor may be greater or less than 1.0; therefore, the Annuity Unit may increase or decrease from Valuation Period to Valuation Period. For each AIR, Sun Life (U.S.) calculates a net investment factor for each Sub-account by dividing (a) by (b), where:

(a)	is equal to the net investment factor as defined in the prospectus; and

(b)
is the assumed investment factor for the current Valuation Period. The assumed investment factor adjusts for the interest assumed in determining the first variable annuity payment. Such factor for any Valuation Period shall be the accumulated value, at the end of such period, of $1.00 deposited at the beginning of such period at the AIR. The AIR for Annuity Units based on the Certificate's annuity tables is 6% per year (3% per year for Florida Certificates and 5% per year for Oregon and Texas Certificates). An AIR of 3% per year is also currently available upon Written Request.

With a particular AIR, payments after the first one will increase or decrease from month to month based on whether the actual annualized investment return of the selected Sub-account(s) (after deducting the Mortality and Expense Risk Charge and the Distribution Charge) is better or worse than the assumed AIR percentage. If a given amount of Sub-account value is applied to a particular payment option, the initial payment will be smaller if a 3% AIR is selected instead of a 6% AIR but, all other things being equal, the subsequent 3% AIR payments have the potential for increasing in amount by a larger percentage and for decreasing in amount by a smaller percentage. For example, consider what would happen if the actual annualized investment return (see the first sentence of this paragraph) is 9%, 6%, 3%, or 0% between the time of the first and second payments. With an actual 9% return, the 3% AIR and 6% AIR payments would both increase in amount but the 3% AIR payment would increase by a larger percentage. With an actual 6% return, the 3% AIR payment would increase in amount while the 6% AIR payment would stay the same.  With an actual return of 3%, the 3% AIR payment would stay the same while the 6% AIR payment would decrease in amount. Finally, with an actual return of 0%, the 3% AIR and 6% AIR payments would both decrease in amount but the 3% AIR payment would decrease by a smaller percentage. Note that the changes in payment amounts described above are on a percentage basis and thus do not illustrate when, if ever, the 3% AIR payment amount might become larger than the 6% AIR payment amount. Note though that if Option A (Income for a Fixed Number of Years) is selected and payments continue for the entire period, the 3% AIR payment amount will start out being smaller than the 6% AIR payment amount but eventually the 3% AIR payment amount will become larger than the 6% AIR payment amount.

Re-Allocating Sub-account Payments

The number of Annuity Units for each Sub-account under any variable annuity option will remain fixed during the entire annuity payment period unless the payee makes a written request for a change. Currently, a payee can instruct Sun Life (U.S.) to change the Sub-account(s) used to determine the amount of the variable annuity payments unlimited times every 12 months. The payee's request must specify the percentage of the annuity payment that is to be based on the investment performance of each Sub-account. The percentage for each Sub-account, if not zero, must be at least 5% and must be a whole number. At the end of the Valuation Period during which Sun Life (U.S.) receives the request, Sun Life (U.S.) will: (a) value the Annuity Units for each Sub-account to create a total annuity value; (b) apply the new percentages the payee has selected to this total value; and (c) recompute the number of Annuity Units for each Sub-account. This new number of units will remain fixed for the remainder of the payment period unless the payee requests another change.

SAFEKEEPING OF ASSETS

Sun Life (U.S.) acts as custodian for, and is responsible for the safekeeping of, the assets of the Variable Account. Sun Life (U.S.) has responsibility for providing all administration of the Certificates and the Variable Account. This administration includes, but is not limited to, preparation of the Contracts and Certificates, maintenance of Certificates Owners' records, and all accounting, valuation, regulatory and reporting requirements.

PRINCIPAL UNDERWRITER

The Contract and Certificates, which are offered continuously, are distributed by Clarendon Insurance Agency, Inc. ("Clarendon"), a subsidiary of Sun Life (U.S.).

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report, dated March 27, 2009, accompanying such financial statements expresses an unqualified opinion and includes an explanatory paragraph, referring to the Company changing its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and changing its method of accounting for income taxes as required by accounting guidance adopted on January 1, 2007), and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.  Their office is located at 200 Berkeley Street, Boston, Massachusetts.

The financial statements of Keyport Variable Account A that are included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report, dated April 24, 2009, accompanying the financial statements expresses an unqualified opinion) and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

INVESTMENT PERFORMANCE

The Variable Account may from time to time quote performance information concerning its various Sub-accounts. A Sub-account's performance may also be compared to the performance of Sub-accounts used with variable annuities offered by other insurance companies. This comparative information may be expressed as a ranking prepared by Financial Planning Resources, Inc. of Miami, FL (The VARDS Report), Lipper Analytical Services, Inc., or by Morningstar, Inc. of Chicago, IL (Morningstar's Variable Annuity Performance Report), which are independent services that compare the performance of variable annuity Sub-accounts. The rankings are done on the basis of changes in accumulation unit values over time and do not take into account any charges (such as distribution charges or administrative charges) that are deducted directly from Certificate values.

Ibbotson Associates of Chicago, IL provides historical returns from 1926 on capital markets in the United States. The Variable Account may quote the performance of its Sub-accounts in conjunction with the long-term performance of capital markets in order to illustrate general long-term risk versus reward investment scenarios. Capital markets tracked by Ibbotson Associates include common stocks, small company stocks, long-term corporate bonds, long-term government bonds, U.S. Treasury Bills, and the U.S. inflation rate. Historical total returns are determined by Ibbotson Associates for: Common Stocks, represented by the Standard and Poor's Composite Stock Price Index (an unmanaged weighted index of 90 stocks prior to March 1957 and 500 stocks thereafter of industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market); Small Company Stocks, represented by the fifth capitalization quintile (i.e., the ninth and tenth deciles) of stocks on the New York Stock Exchange for 1926-1981 and by the performance of the Dimensional Fund Advisors Small Company 9/10 (for ninth and tenth deciles) Fund thereafter; Long Term Corporate Bonds, represented beginning in 1969 by the Salomon Brothers Long-Term High-Grade Corporate Bond Index, which is an unmanaged index of nearly all Aaa and Aa rated bonds, represented for 1946-1968 by backdating the Salomon Brothers Index using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon Brothers in computing its Index, and represented for 1925-1945 through the use of the Standard and Poor's monthly High-Grade Corporate Composite yield data, assuming a 4% coupon and a 20-year maturity; Long-Term Government Bonds, measured each year using a portfolio containing one U.S. government bond with a term of approximately twenty years and a reasonably current coupon; U.S. Treasury Bills, measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the shortest-term bill having not less than one month to maturity; Inflation, measured by the Consumer Price Index for all Urban Consumers, not seasonably adjusted, since January, 1978 and by the Consumer Price Index before then. The stock capital markets may be contrasted with the corporate bond and U.S. government securities capital markets. Unlike an investment in stock, an investment in a bond that is held to maturity provides a fixed rate of return. Bonds have a senior priority to common stocks in the event the issuer is liquidated and interest on bonds is generally paid by the issuer before it makes any distributions to common stock owners. Bonds rated in the two highest rating categories are considered high quality and present minimal risk of default. An additional advantage of investing in U.S. government bonds and Treasury bills is that they are backed by the full faith and credit of the U.S. government and thus have virtually no risk of default. Although government securities fluctuate in price, they are highly liquid.

FINANCIAL STRENGTH AND CREDIT RATINGS

Financial strength and credit ratings risk is the risk of a downgrade by rating agencies of the Company’s financial strength and/or credit ratings.

Financial strength ratings represent the opinions of rating agencies regarding the financial ability of an insurance company to meet its obligations under insurance policies. In recent months, the rating agencies have placed a negative outlook on the North American life insurance industry, as a result of the deterioration of global equity and credit markets. Three independent rating agencies have lowered the Company’s financial strength ratings. On March 6, 2009, Standard & Poor’s lowered the Company’s financial strength rating from AA+ (very strong) to AA (very strong). On February 27, 2009, A.M. Best lowered the Company’s financial strength rating from A++ (superior) to A+ (superior). On February 12, 2009, Moody’s lowered the Company’s financial strength rating from Aa2 (excellent) to Aa3 (excellent).

A material downgrade in the Company’s financial strength ratings may have an adverse effect on its financial condition and results of operations through loss of sales, higher levels of surrenders and withdrawals, higher reinsurance and may potentially require the Company to reduce prices for products and services to remain competitive .

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Sun Life Assurance Company of Canada (U.S.) are included herein. The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) are provided as relevant to its ability to meet its financial obligations under the Certificates and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
Sun Life Assurance Company of Canada (U.S.)
Wellesley Hills, Massachusetts

We have audited the accompanying consolidated balance sheets of Sun Life Assurance Company of Canada (U.S.) and subsidiaries (the “Company”) as of December 31, 2008 and 2007, and the related consolidated statements of operations, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2008.  Our audits also included the financial statement schedules listed in the Index at Item 15.  These financial statements and financial statement schedules are the responsibility of the Company's management.  Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Sun Life Assurance Company of Canada (U.S.) and subsidiaries as of December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.  Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and changed its method of accounting for income taxes as required by accounting guidance adopted on January 1, 2007.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 27, 2009

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands)
For the years ended December 31,

	2008	2007	2006

Revenues:
Premiums and annuity considerations	$122,733	$110,616	$59,192
Net investment (loss) income (1)	(1,789,835)	1,098,592	1,206,081
Net derivative (loss) income (2)	(871,544)	(193,124)	9,089
Net realized investment losses	(38,241)	(61,048)	(44,511)
Fee and other income	564,753	479,904	398,622
Subordinated notes early redemption premium	-	25,578	-

Total revenues	(2,012,134)	1,460,518	1,628,473

Benefits and expenses:
Interest credited	561,626	629,823	633,405
Interest expense	106,777	101,532	130,802
Policyowner benefits	443,517	229,485	156,970
Amortization of deferred policy acquisition costs and value of business and customer renewals acquired (3)	(1,021,026)	189,121	399,182
Goodwill impairment	701,450	-	-
Other operating expenses	289,346	283,815	231,434
Partnership capital securities early redemption payment	-	25,578	-

Total benefits and expenses	1,081,690	1,459,354	1,551,793

(Loss) income before income tax benefit	(3,093,824)	1,164	76,680

Income tax benefit:
Federal	(858,989)	(24,289)	(1,717)
State	6	431	105
Income tax benefit	(858,983)	(23,858)	(1,612)

Net (loss) income	$(2,234,841)	$25,022	$78,292

(1)
Net investment (loss) income includes a (decrease) increase in market value of trading fixed maturity securities of $(2,762.9) million, $(88.4) million and $15.2 million for the years ended December 31, 2008, 2007 and 2006, respectively.

(2)
Net derivative loss for the year ended December 31, 2008 includes $166.1 million of income related to the Company’s adoption of Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurement,” which is further discussed in Note 5.

(3)
Amortization of deferred policy acquisition costs and value of business and customer renewals acquired for the year ended December 31, 2008 includes $3.2 million of expenses related to the Company’s adoption of SFAS No. 157, which is further discussed in Note 5.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED BALANCE SHEETS
(in thousands except per share data)

ASSETS	December 31, 2008	December 31, 2007
Investments
Available-for-sale fixed maturities at fair value (amortized cost of $782,861 and $11,848,397 in 2008 and 2007, respectively)	$674,020	$11,503,230
Trading fixed maturities at fair value (amortized cost of $14,909,429 and $3,938,088 in 2008 and 2007, respectively)	11,762,146	3,867,011
Mortgage loans	2,083,003	2,318,341
Derivative instruments – receivable	727,103	609,261
Limited partnerships	78,289	164,464
Real estate	201,470	201,777
Policy loans	729,407	712,633
Other invested assets	211,431	568,676
Cash and cash equivalents	1,624,149	1,169,701
Total investments and cash	18,091,018	21,115,094

Accrued investment income	282,564	290,363
Deferred policy acquisition costs	2,862,401	1,603,397
Value of business and customer renewals acquired	179,825	51,806
Net deferred tax asset	856,845	15,945
Goodwill	7,299	708,829
Receivable for investments sold	7,548	3,482
Reinsurance receivable	3,076,615	2,709,249
Other assets	222,840	311,999
Separate account assets	20,531,724	24,996,603

Total assets	$46,118,679	$51,806,767

LIABILITIES

Contractholder deposit funds and other policy liabilities	$17,545,721	$18,262,569
Future contract and policy benefits	1,014,688	823,588
Payable for investments purchased	363,513	199,210
Accrued expenses and taxes	118,671	123,065
Debt payable to affiliates	1,998,000	1,945,000
Reinsurance payable to affiliate	1,650,821	1,691,884
Derivative instruments – payable	1,494,341	446,640
Other liabilities	605,945	888,061
Separate account liabilities	20,531,724	24,996,603

Total liabilities	45,323,424	49,376,620

Commitments and contingencies – Note 21

STOCKHOLDER’S EQUITY

Common stock, $1,000 par value – 10,000 shares authorized; 6,437 shares issued and outstanding in 2008 and 2007	6,437	6,437
Additional paid-in capital	2,872,242	2,146,436
Accumulated other comprehensive loss	(129,884)	(92,403)
(Accumulated deficit) Retained earnings	(1,953,540)	369,677

Total stockholder’s equity	795,255	2,430,147

Total liabilities and stockholder’s equity	$46,118,679	$51,806,767

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(in thousands)
For the years ended December 31,

	2008	2007	2006

Net (loss) income	$(2,234,841)	$25,022	$78,292

Other comprehensive loss:
Change in unrealized losses on available-for-sale securities, net of tax and policyholder amounts (1)	(84,234)	(119,775)	(46,229)
Change in pension and other postretirement plan adjustments, net of tax (2)	(66,998)	11,197	1,842
Reclassification adjustments of net realized investment losses into net (loss) income (3)	25,718	2,145	40,673
Other comprehensive loss	(125,514)	(106,433)	(3,714)

Comprehensive (loss) income	$(2,360,355)	$(81,411)	$74,578

(1)	Net of tax benefit of $ 45.4 million, $64.7 million and $25.5 million for the years ended December 31, 2008, 2007 and 2006, respectively.
(2)	Net of tax benefit (expense) of $36.1 million, $(6.0) million and $(0.2) million for the years ended December 31, 2008, 2007 and 2006, respectively.
(3)	Net of tax expense of $13.8 million, $1.2 million and $21.9 million for the years ended December 31, 2008, 2007 and 2006, respectively.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY
(in thousands)
For the years ended December 31,

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	(Accumulated Deficit) Retained Earnings	Total Stockholder’s Equity

Balance at December 31, 2005	$6,437	$2,138,880	$19,260	$561,187	$2,725,764

Adjustment to initially apply SFAS No. 158, net of tax	-	-	(1,516)	-	(1,516)
Net income	-	-		78,292	78,292
Dividends	-	-	-	(300,000)	(300,000)
Tax benefit from stock options	-	4,528	-	-	4,528
Other comprehensive loss	-	-	(3,714)	-	(3,714)

Balance at December 31, 2006	6,437	2,143,408	14,030	339,479	2,503,354

Cumulative effect of accounting changes related to the adoption of FASB Interpretation No. 48, net of tax	-	-	-	5,176	5,176
Net income	-	-	-	25,022	25,022
Tax benefit from stock options	-	3,028	-	-	3,028
Other comprehensive loss	-	-	(106,433)	-	(106,433)

Balance at December 31, 2007	6,437	2,146,436	(92,403)	369,677	2,430,147

Cumulative effect of accounting changes related to the adoption of SFAS Nos.158 and 159, net of tax	-	-	88,033	(88,376	(343)
Net loss	-	-	-	(2,234,841)	(2,234,841)
Tax benefit from stock options	-	806	-	-	806
Capital contribution from Parent	-	725,000	-	-	725,000
Other comprehensive loss	-	-	(125,514)	-	(125,514)

Balance at December 31, 2008	$6,437	$2,872,242	$(129,884)	$(1,953,540)	$795,255
The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the years ended December 31,

	2008	2007	2006

Cash Flows From Operating Activities:
Net (loss) income	$(2,234,841)	$25,022	$78,292
Adjustments to reconcile net income to net cash provided by operating activities:
Net amortization of premiums on investments	28,371	40,668	58,752
Amortization of deferred policy acquisition costs and value of business and customer renewals acquired	(1,021,026)	189,121	399,182
Depreciation and amortization	6,711	7,460	4,608
Net losses (gains) on derivatives	812,717	131,503	(11,853)
Net realized losses on available-for-sale investments	38,241	61,048	44,511
Changes in fair value of trading investments	2,762,893	88,398	(15,235)
Net realized losses (gains) on trading investments	380,969	(4,655)	(373)
Undistributed income on private equity limited partnerships	(9,796)	(23,027)	(29,120)
Interest credited to contractholder deposits	561,626	629,823	633,405
Goodwill impairment	701,450	-	-
Deferred federal income taxes	(773,143)	43,366	4,180
Changes in assets and liabilities:
Additions to deferred policy acquisition costs and value of business and customer renewals acquired	(365,686)	(379,941)	(262,895)
Accrued investment income	7,799	855	(29,711)
Net change in reinsurance receivable/payable	(260,860)	33,161	77,063
Future contract and policy benefits	191,024	66,550	(6,619)
Other, net	253,160	(134,356)	14,268
Net cash provided by operating activities	1,079,609	774,996	958,455

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	101,757	4,252,780	5,872,190
Trading fixed maturities	1,808,498	728,633	2,172,797
Mortgage loans	294,610	355,146	248,264
Real estate	1,141	-	-
Other invested assets	692,157	667,683	184,646
Redemption of subordinated note from affiliates	-	600,000	-
Purchases of:
Available-for-sale fixed maturities	(129,474)	(2,557,841)	(4,002,244)
Trading fixed maturities	(2,175,143)	(829,469)	(4,038,950)
Mortgage loans	(58,935)	(399,566)	(780,592)
Real estate	(5,414)	(19,439)	(20,619)
Other invested assets	(122,447)	(57,864)	(489,493)
Early redemption premium	-	25,578	-
Net change in other investments	(349,964)	(361,781)	399,514
Net change in policy loans	(16,774)	(3,007)	(7,857)

Net cash provided by (used in) investing activities	$40,012	$2,400,853	$(462,344)

Continued on next page

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the years ended December 31,

	2008	2007	2006

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$2,190,099	$1,924,784	$3,520,138
Withdrawals from contractholder deposit funds	(3,616,458)	(4,533,405)	(3,690,351)
Repayments of debt	(122,000)	(980,000)	-
Debt proceeds	175,000	1,000,000	200,000
Dividends paid to stockholder	-	-	(300,000)
Capital contribution from Parent	725,000	-	-
Early redemption payment	-	(25,578)	-
Other, net	(16,814)	29,971	4,528
Net cash used in financing activities	(665,173)	(2,584,228)	(265,685)

Net change in cash and cash equivalents	454,448	591,621	230,426

Cash and cash equivalents, beginning of year	1,169,701	578,080	347,654

Cash and cash equivalents, end of year	$1,624,149	$1,169,701	$578,080

Supplemental Cash Flow Information
Interest paid	$109,532	$73,116	$130,686
Income taxes (refunded) paid	$(113,194)	$(16,281)	$22,724

Supplemental Schedule of non-cash investing and financing activities
❖
❖ Effective November 8, 2007, the Company’s subsidiary, Sun Life Financial (U.S.) Reinsurance Company (“Sun Life Vermont”), entered into a reinsurance agreement with Sun Life Assurance Company of Canada (“SLOC”), the Company’s affiliate, under which Sun Life Vermont assumed the risks of certain individual universal life insurance contracts issued and to be issued by SLOC.  This agreement is described more fully in Note 1 and Note 9.  As part of the transaction, the Sun Life Vermont assumed $553.7 million of contractholder deposits, future contract and policy benefits of $20.4 million, funds withheld asset of $551.8 million, and a deferred loss of $22.3 million, all of which are considered non-cash items for purposes of the Company’s consolidated statement of cash flows.
❖
❖ The Company did not pay any dividends to its direct parent in 2008 and 2007, respectively.  The Company declared and paid to its direct parent, Sun Life of Canada (U.S.) Holdings, Inc., cash dividends of $300.0 million in 2006.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Sun Life Assurance Company of Canada (U.S.) (the “Company”) and its subsidiaries are engaged in the sale of individual and group variable life insurance, individual universal life insurance, individual and group fixed and variable annuities, funding agreements, group life, group disability, group dental and group stop loss insurance.  These products are distributed through individual insurance agents, financial planners, insurance brokers and broker-dealers to both the tax qualified and non-tax-qualified markets.  The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands.  In addition, the Company’s wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York (“SLNY”), is authorized to transact business in the State of New York.

The Company is a stock life insurance company incorporated under the laws of Delaware.  The Company is a direct wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc. (the “Parent”).  The Company is also an indirect wholly-owned subsidiary of Sun Life Financial Inc. (“SLF”), a reporting company under the Securities Exchange Act of 1934.  SLF and its subsidiaries are collectively referred to herein as “Sun Life Financial.”

BASIS OF PRESENTATION

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for stock life insurance companies.

The consolidated financial statements include the accounts of the Company and its subsidiaries.  As of December 31, 2008, the Company directly or indirectly owned all of the outstanding shares or members interest of SLNY, which issues individual fixed and variable annuity contracts, group life, group disability, group dental and stop loss insurance, and individual life insurance in New York; Independence Life and Annuity Company (“INDY”), a Rhode Island life insurance company that sold variable and whole life insurance products; Sun Life Financial (U.S.) Reinsurance Company (“Sun Life Vermont”), a Vermont special purpose financial captive insurance company; Clarendon Insurance Agency, Inc., a registered broker-dealer; SLF Private Placement Investment Company I, LLC; Sun Parkaire Landing LLC; 7101 France Avenue Manager, LLC; Sun MetroNorth, LLC; and SLNY Private Placement Investment Company I, LLC.

On September 6, 2006 the Company entered into an agreement with Credit and Repackaged Securities Limited Series 2006-10 Trust (the “CARS Trust”).  Through this agreement, the Company purchased a funded note, which is referenced through a credit default swap to the credit performance of a portfolio of corporate reference entities.  The Company entered into this credit structure for yield enhancement.  As the sole beneficiary of the CARS Trust, the Company is required to consolidate this trust under the requirements of FASB Interpretation No. 46, “Consolidation of Variable Interest Entities, an interpretation of ARB No. 51 (Revised December 2003)” (“FIN 46(R)”).  As a result of the consolidation, the Company has recorded in its balance sheet a credit default swap held by the CARS Trust.   At issue, the swap had a seven year term, maturing in 2013.  Under the terms of the swap, the CARS Trust will be required to make payments to the swap counterparty upon the occurrence of a credit event, with respect to any reference entity, that is in excess of the threshold amount specified in the swap agreement.  At December 31, 2008, the CARS Trust has not had to make any payments under the terms of the swap as the sum of all credit events has not exceeded the threshold amount.  At December 31, 2008 the fair value of the credit default swap is $(42.1) million.  Under the terms of the credit derivative, the maximum future payments the CARS Trust could be required to make is $55.0 million.  In the event the trust was required to make any payments under the swap, the underlying assets held by the trust would be liquidated to fund the payment.  If the disposition of these assets is insufficient to fund the payment calculated, then under the terms of the agreement, the cash settlement amount would be capped at the amount of the proceeds from the sale of the underlying assets.  As of December 31, 2008, the fair value of the assets held as collateral by the CARS Trust was $42.3 million.

The Company had a greater than or equal to 20%, but less than 50%, interest in seven variable interest entities (“VIEs”) at December 31, 2008.  The Company is a creditor in four trusts and three limited liability companies that were used to finance commercial mortgages and franchise receivables and equipment used in utility generation.  The Company’s maximum exposure to loss related to all of these VIEs is the investments’ carrying value, which was $36.5 million and $88.4 million at December 31, 2008 and 2007, respectively.  The investments in these VIEs mature between January 2008 and October 2024.  As the Company will not absorb a majority of the VIEs’ expected losses or receive a majority of the expected returns, the Company is not required to consolidate these VIEs, in accordance with FIN 46(R).  See Note 4 for information with respect to leveraged leases.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

BASIS OF PRESENTATION (CONTINUED)

In order to determine whether the Company is, or is not, the primary beneficiary of a VIE, the Company performs an assessment of the level of each party’s participation in controlling the entity by means other than a voting interest, which includes assumptions about the sufficiency of an equity investment at risk, the essential characteristics of a controlling financial interest, and the significance of voting rights in relation to economic interests.  If the Company is exposed to the majority of the expected losses, the majority of the expected residual returns, or both, associated with a VIE then the Company is the VIE’s primary beneficiary and must consolidate the entity.

The VIEs are generally financed with equity through the establishment of a trust by a trustee.  The carrying amount of the VIEs for which the Company has significant influence have been included in trading fixed maturities on the consolidated balance sheets.

All material intercompany transactions and balances between the Company and its subsidiaries have been eliminated in consolidation.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  The most significant estimates are those used in determining the fair value of financial instruments, goodwill, deferred policy acquisition costs (“DAC”), value of business acquired (“VOBA”), value of customer renewals acquired (“VOCRA”), liabilities for future contract and policyholder benefits, other-than-temporary impairments of investments and valuation allowance on deferred tax assets.  Actual results could differ from those estimates.

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, fixed maturity securities, mortgage loans, equity securities, derivative financial instruments, debt, loan commitments and financial guarantees.  These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation.  The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents primarily include cash, commercial paper and money market investments.  All such investments have maturities of three months or less when purchased.

INVESTMENTS

The Company accounts for its investments in accordance with SFAS No. 115, “Accounting for Certain Investments in Debt and Equity Securities.”  At the time of purchase, fixed maturity securities are classified as either held-to-maturity, trading or available-for-sale.  In order for a security to be classified as held-to-maturity, the Company must have positive intent and ability to hold the security to maturity.  Securities held-to-maturity are stated at cost, adjusted for amortization of premiums and accretion of discounts.  Securities which the Company has elected to measure at fair value under SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities,” are classified as trading securities.  Although classified as trading securities, the Company’s intent is to not sell these securities in the near term.  Trading securities are carried at aggregate fair value with changes in market value reported as a component of net investment income.  Securities that do not meet the held-to-maturity or trading criterion are classified as available-for-sale.  Included with available-for-sale fixed maturity securities are forward purchase commitments on mortgage backed securities better known as To Be Announced (“TBA”) securities.  The Company records TBA purchases on the trade date and the corresponding payable is recorded as an outstanding liability in payable for investments purchased until the settlement date of the transaction.  Available-for-sale securities, that are not considered other-than-temporarily impaired, are carried at fair value with the unrealized gains or losses reported in other comprehensive income.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (continued)

The Company determines the fair value of its publicly traded fixed maturities using four primary pricing methods: third-party pricing services, independent non-binding broker quotes, pricing matrices, and pricing models.  Prices are first sought from third party pricing services; the remaining unpriced securities are priced using one of the remaining three methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing matrices and models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.  The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as collateralized mortgage obligations (“CMO”), commercial mortgage-backed securities (“CMBS”), and asset-backed securities (“ABS”), are priced using a matrix, fair value model or independent broker quotations.  CMBS securities, which are a subset of the Company's CMO holdings, are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  Other CMOs and ABS are priced using matrices, models or independent broker quotations.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, mortgage-backed securities (“MBS”), CMBS, and CMOs.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately placed fixed maturities, fair values are estimated using matrices, which take into account credit spreads for publicly traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately placed fixed maturities are also priced using market prices or broker quotes.  The fair values of mortgages are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

The Company’s ability to liquidate positions in privately placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively traded market.  Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any) and other factors may not reflect those of an active market.

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between knowledgeable, unrelated willing parties using inputs, including estimates and assumptions, a market participant would utilize.  The Company performs a monthly analysis on the prices received from third parties to assess if the prices represent a reasonable estimate of the fair value.  The process is both quantitative and qualitative and includes back testing of recent trades, review of key assumptions such as spreads, duration, credit rating, and on-going review of third-party pricing services methodologies.  The Company performs further testing on those securities whose prices do not fall within a pre-established tolerance range.  This testing includes looking at specific market events that may affect pricing or obtaining additional information or new prices from the third-party pricing service.  Additionally, the Company makes a selection of securities from its portfolio and compares the price received from its third-party pricing services to an independent source, creates option adjusted spreads or obtains additional broker quotes to corroborate the current market price.  Historically, the Company has found no material variances between the prices received from third-party pricing sources and the results of its testing.

The Company's accounting policy for impairment requires recognition of an other-than-temporary impairment write-down on a security if it is determined that the Company anticipates that it will be unable to recover all amounts due under the contractual obligations of the security.  Additionally, in the event that securities that are expected to be sold before the fair value of the security recovers to amortized cost, an other-than-temporary impairment charge is also taken.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (continued)

Some structured securities, typically those rated single A or below, are subject to Emerging Issues Task Force Issue No.  99-20, “Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continued to Be Held by a Transferor in Securitized Financial Assets” (“EITF 99-20”).  EITF 99-20 requires the Company to periodically update its best estimate of cash flows over the life of the security.  In the event that the present value of the estimated cash flows is less than amortized cost, an other-than-temporary impairment charge is recorded.  Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral.

Other-than-temporary impairments are classified as either credit-related or interest-related.  The Company categorizes other-than-temporary impairments as credit-related if there are current fundamental credit concerns regarding the issuers’ ability to pay all principal and interest amounts due, according to the contractual terms of the security or if the decline in fair value of the security is driven by issuer-specific credit events.  The Company characterizes impairments as interest-related if the depression in fair value of the security was due primarily to changes in interest or general credit spread widening and for which the Company has determined it no longer has the intent or ability to hold a security until recovery to amortized cost.  Once an other-than-temporary impairment charge has been recorded, the Company continues to review the other-than-temporarily impaired securities for additional impairment.  The net realized loss from other-than-temporary impairments is recorded in the income statement as the difference between the fair value and the amortized cost of the security.

The Company incurred realized losses totaling $41.9 million and $68.1 million for the years ended December 31, 2008 and 2007, respectively, for other-than-temporary impairments on its available-for-sale fixed maturity securities.  The entire balance of $41.9 million realized losses for other-than-temporary impairments for the year ended December 31, 2008 were credit-related.  Of the $68.1 million realized losses for other-than-temporary impairments for the year ended December 31, 2007, $52.0 million was credit-related and $16.1 million was interest-related.

The Company discontinues the accrual of income on its holdings for issuers that are in default.  Investment income would have increased by $4.6 million for the year ended December 31, 2008, if these holdings were performing.  Accrued income was not materially impacted by the termination of accrual accounting on these holdings for the year ended December 31, 2007. As of December 31, 2008, the fair market value of holdings for issuers in default was $17.9 million.  As of December 31, 2007, the Company did not have any holding for issuers that were in default.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (CONTINUED)

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses.  Mortgage loans acquired at a premium or discount are carried at amortized values net of provisions for estimated losses.  Mortgage loans, which include primarily commercial first mortgages, are diversified by property type and geographic area throughout the United States.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.  The Company assesses the value of the collateral annually.

A loan is recognized as impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan.  Measurement of impairment is based on the lower of the present value of expected future cash flows discounted at the loan's effective interest rate or on the loan's observable market price. For the year ended December 31, 2008, the Company incurred realized losses of $3.0 million for impairments on mortgage loans.  A specific valuation allowance is established if the fair value of the impaired loan is less than the recorded amount.  The Company did not incur losses for impairments on mortgage loans for the year ended December 31, 2007.  Loans are also charged against the allowance when determined to be uncollectible.  The allowance is based on a continuing review of the loan portfolio, past loss experience, and current economic conditions, which may affect the borrower's ability to pay.  While management believes that it uses the best information available to establish the allowance, future adjustments to the allowance may become necessary if economic conditions differ from the assumptions used in calculating the valuation allowance.

Real estate investments are held for the production of income or are held for sale.  Real estate investments held for the production of income are carried at the lower of cost or market.  Depreciation of buildings and improvements is calculated using the straight line method over the estimated useful life of the property, generally 40 to 50 years.  Real estate investments held for sale are primarily acquired through foreclosure of mortgage loans.  The cost of real estate that has been acquired through foreclosure is the estimated fair value less estimated costs to dispose at the time of foreclosure.  Real estate investments are diversified by property type and geographic area throughout the United States.

Policy loans are carried at the amount of outstanding principal balance.  Policy loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Investments in private equity limited partnerships are accounted for by the equity method of accounting.

The Company uses derivative financial instruments including swaps, options, and futures as a means of hedging exposure to interest rate, currency and equity price risk.  Derivatives are carried at fair value and changes in fair value are recorded as a component of derivative income.

Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the average cost method.  When an impairment of a specific available-for-sale investment is determined to be other-than-temporary, a realized investment loss is recorded.  Changes in the provision for estimated losses on mortgage loans and real estate are included in net realized investment gains and losses.

Interest income is recorded on the accrual basis. Investments are placed in a non-accrual status when management believes that the borrower's financial position, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful.  When an investment is placed in non-accrual status, all interest accrued is reversed against current period interest income.  Interest accruals are resumed on such investments only when the investments have performed on a sustained basis for a reasonable period of time and when, in the judgment of management, the investments are estimated to be fully collectible as to both principal and interest.

The Company manages funds withheld assets related to certain reinsurance agreements.  These assets are primarily comprised of fixed maturity securities and mortgages and are accounted for consistent with the policies described above.  Investment income on funds withheld reinsurance portfolios is included as a component of net investment income.  See Note 7.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting and other costs that vary with and are primarily related to the production of new business.  Acquisition costs related to investment-type contracts, primarily deferred annuity, universal life and guaranteed investment contracts (“GICs”) are deferred and amortized with interest in proportion to the present value of estimated gross profits to be realized over the estimated lives of the contracts.  Estimated gross profits are composed of net investment income, net realized and unrealized investment gains and losses, life and variable annuity fees, surrender charges, interest credited, policyholder benefits and direct variable administrative expenses.

Estimating future gross profit is a complex process requiring considerable judgment and the forecasting of events into the future based on historical information and actuarial assumptions.  These assumptions are subject to an annual review process.  Changes in any of the assumptions that serve to increase or decrease the estimated future gross profits will cause the amortization of DAC to decrease or increase, respectively, in the current period.  During 2008 and 2007, changes in estimated future gross profits were driven by recent experience and expectations of future performance and are related mainly to changes in lapse assumptions, future growth rates of capital markets assumptions, and expense assumptions.

DAC amortization is reviewed regularly and adjusted retrospectively when the Company calculates the actual profits or losses and revises its estimate of future gross profits to be realized from investment-type contracts, including realized and unrealized gains and losses from investments.

Although recovery of DAC is not assured, the Company believes it is more likely than not that all of these costs will be recovered from future profits.  The amount of DAC considered recoverable, however, could be reduced in the near term if the future estimates of gross profits are reduced.

Prior to the Company’s adoption of SFAS No. 159 on January 1, 2008, DAC was adjusted for amounts relating to the change in unrealized investment gains and losses on available-for-sale fixed maturity securities that supported policyholder liabilities.  This adjustment, net of tax, was included with the change in net unrealized investment gains or losses that were recorded in accumulated other comprehensive loss.  Due to the adoption of SFAS No. 159, the net change in the market value of the securities supporting policyholder liabilities is recorded in the statement of operations in 2008, versus accumulated other comprehensive income in prior years. Accordingly, the effect of such market value changes on DAC is recorded in the statement of operations in 2008.

VALUE OF BUSINESS AND CUSTOMER RENEWALS ACQUIRED

VOBA represents the actuarially-determined present value of projected future gross profits from policies in force at the date of their acquisition.  This amount is amortized in proportion to the projected emergence of profits or premium income over the estimated life of the purchased block of business.

VOCRA represents the actuarially determined present value of projected future profits arising from the existing in-force business at the date of acquisition to the next policy renewal date.  This amount is amortized in proportion to the projected premium income over the period from the first renewal date to the end of the projected life of the policies.

Although recovery of VOBA and VOCRA is not assured, the Company believes it is more likely than not that all of these costs will be recovered from future profits.  The amount of VOBA and VOCRA considered recoverable, however, could be reduced in the near term if the future estimates of gross profits are reduced.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

GOODWILL

Goodwill represents the difference between the purchase price paid and the fair value of the net assets acquired in connection with the Company’s acquisition of Keyport Life Insurance Company (“Keyport”) on November 1, 2001 and the transfer of goodwill to SLNY based on a series of agreements between SLNY and Sun Life and Health Insurance Company (U.S.) (“SLHIC”), an affiliate, effective May 31, 2007.  Goodwill obtained in connection with the purchase of Keyport is allocated to the Wealth Management Segment.  Goodwill obtained through the agreement between SLHIC and SLNY is allocated to the Group Protection Segment in the Company’s subsidiary, SLNY.

In accordance with SFAS No. 142, “Goodwill and Other Intangible Assets,” goodwill is tested for impairment on an annual basis.  The Company completed the required impairment tests of goodwill and indefinite-lived intangible assets during the second quarter of 2008 and concluded that these assets were not impaired.   Due to market declines in the fourth quarter of 2008, the Company performed additional analyses of goodwill and indefinite-lived intangible assets and concluded that the goodwill obtained in connection with the purchase of Keyport was impaired.  An estimate of the fair value of the reporting unit was calculated, based on an actuarial appraisal of the embedded value of the reporting unit.  This fair value was then allocated among the reporting unit’s tangible and intangible assets and its liabilities to determine the implied fair value of goodwill.  As a result, the Company recorded an impairment charge of $701.5 million in the fourth quarter, which represents the entire balance of goodwill obtained in connection with the purchase of Keyport.  The impairment charge is allocated to the Wealth Management Segment.

The Company also tested the goodwill maintained in the Group Protection Segment and concluded that it is not impaired at December 31, 2008.

OTHER ASSETS

Property, equipment, leasehold improvements and capitalized software costs that are included in other assets are stated at cost, less accumulated depreciation and amortization.  Depreciation and amortization are calculated using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 10 years.  Depreciation and amortization expenses were $1.3 million and $2.5 million for years ended December 31, 2008 and 2007, respectively.

Amortization of leasehold improvements is calculated using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.  Intangible assets are also included in other assets.

Intangible assets, which are recorded in other assets, consist of state insurance licenses that are not subject to amortization, product rights that have a weighted-average useful life of 7 years, and the value of distribution, which was transferred to SLNY from SLHIC.  The value of distribution represents the present value of projected future profits arising from sales of new business by brokers with whom SLHIC had an existing distribution relationship contract.  This amount is amortized on a straight-line basis over 25 years, representing the period over which the Company expects to earn premiums from new sales stemming from the added distribution capacity.

POLICY LIABILITIES AND ACCRUALS

Future contract and policy benefit liabilities include amounts reserved for future policy benefits payable upon contingent events as well as liabilities for unpaid claims due as of the statement date.  Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in-force.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICY LIABILITIES AND ACCRUALS (continued)

Policy reserves for annuity contracts include liabilities held for group pension and payout annuity payments and liabilities held for product guarantees on variable annuity products, such as guaranteed minimum death benefits.  Reserves for pension and payout annuity contracts are calculated using the best-estimate interest and decrement assumptions that were set at the time that loss recognition testing resulted in additional reserves.  The Company periodically reviews its policies for loss recognition based upon management’s best estimates.  From time to time the Company may recognize a loss on certain lines of business.  For the year ended December 31, 2007, additional reserves of $31.4 million were recorded as a reduction to income and additional reserves of $7.5 million were recorded as a component of other comprehensive loss. The Company did not record any adjustment to reserves related to loss recognition for the year ended December 31, 2008.

Reserves for guaranteed minimum death benefits and guaranteed minimum income benefits are calculated according to the methodology of American Institute of Certified Public Accountants (“AICPA”) Statement of Position  (“SOP”) 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts,” whereby the expected benefits provided by the guarantees are spread over the duration of the contract in proportion to the benefit assessments.

Policy reserves for universal life contracts are held for benefit coverages that are not fully provided for in the policy account value.  These include rider coverages, conversions from group policies, and benefits provided under market conduct settlements.

Policy reserves for group life and health contracts are calculated using standard actuarial methods recognized by the American Academy of Actuaries. For the tabular reserves, discount rates are based on the Company’s earned investment yield and the morbidity and mortality tables used are standard industry tables modified to reflect the Company’s actual experience when appropriate.  In particular, for the Company’s group known claim reserves and the mortality and morbidity tables for the early durations of claims are based exclusively on the Company’s experience, incorporating factors such as age at disability, sex and elimination period.  These reserves are computed at amounts that, with interest compounded annually at assumed rates, are expected to meet the Company’s future obligations.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported.  The amount reported is based upon historical experience, adjusted for trends and current circumstances.  Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses.  Revisions of these estimates are included in operations in the year such refinements are made.

Contractholder deposit funds consist of policy values that accrue to the holders of universal life-type contracts and investment-related products such as deferred annuities, single premium whole life policies (“SPWL”), GICs and funding agreements.  The liabilities consist of deposits received plus interest credited, less accumulated policyholder charges, assessments, partial withdrawals and surrenders.  The liabilities are not reduced by surrender charges.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REVENUE AND EXPENSES

Premiums for traditional individual life products are considered earned revenue when due.  Premiums related to group life, group stop loss, group dental and group disability insurance are recognized as earned revenue pro-rata over the contract period. The unexpired portion of these premiums is recorded as unearned premiums.  Revenue from universal life-type products and investment-related products includes charges for the cost of insurance (mortality), initiation and administration of the policy and surrender charges. Revenue is recognized when the charges are assessed except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

Benefits and expenses related to traditional life, annuity and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and to spread income recognition over the expected life of the policy.  For universal life-type and investment-type contracts, expenses include interest credited to policyholders’ accounts and death benefits in excess of account values, which are recognized as incurred.

Fees from investment advisory services are recognized as revenues when the services are provided.

INCOME TAXES

The Company accounts for current and deferred income taxes in accordance with SFAS No. 109, “Accounting for Income Taxes,” and recognizes reserves for income taxes in accordance with FASB Interpretation Number (“FIN”) 48, “Accounting for Uncertainty in Income Taxes.”

Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date. The Company’s differences between the bases of assets and liabilities used for financial statement versus tax reporting primarily result from policy reserves, policy acquisition expenses and unrealized gains and losses on investments.

Also as prescribed by SFAS No. 109, the Company performs the required recoverability test in terms of its ability to realize its recorded net deferred tax assets.  In making this determination, the Company considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax planning strategies and recent financial operations.  Using this available evidence, the Company performs an assessment of the future recoverability of its net deferred tax assets and records a valuation allowance in instances when it is not more likely than not that the deferred tax assets will be realized.

For the years ended December 31, 2008, 2007 and 2006, the Company participated in a consolidated federal income tax return with the Parent and other affiliates. For the year ended December 31, 2008, the Company and its subsidiaries were part of the consolidated federal income tax return.  For the year ended December 31, 2007, INDY and Sun Life Vermont were included as part of the consolidated federal income tax return, but SLNY filed stand-alone federal income tax returns.  For the year ended December 31, 2006, the Company’s subsidiaries INDY and SLNY filed stand-alone federal income tax returns.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SEPARATE ACCOUNTS

The Company has established separate accounts applicable to various classes of contracts providing variable benefits.  Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts.  Investment income and changes in mutual fund asset values are allocated to policyholders and therefore do not affect the operating results of the Company.  Assets held in the separate accounts are carried at fair value and the investment risk of such securities is retained by the contractholder.  The Company earns separate account fees for providing administrative services and bearing the mortality risks related to these contracts.  The activity of the separate accounts is not reflected in the consolidated financial statements except for:  (1) the fees the Company receives, which are assessed periodically and recognized as revenue when assessed; and (2) the activity related to the guaranteed minimum death benefit (“GMDB”), guaranteed minimum income benefit (“GMIB”), guaranteed minimum accumulation benefit (“GMAB”) and guaranteed minimum withdrawal benefit (“GMWB”) which is reflected in the Company’s consolidated financial statements and accompanying notes.

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

In January 2009, the FASB issued FASB Staff Position (“FSP”) No. EITF 99-20-1, “Amendments to the Impairment Guidance of EITF Issue No. 99-20.”  FSP No. EITF 99-20-1 amends EITF 99-20 to achieve more consistent determination of whether an other-than-temporary impairment has occurred.  This guidance also retains and emphasizes the objective of an other-than-temporary impairment assessment and the related disclosure requirements.  FSP No. EITF 99-20-1 is effective for all interim and annual reporting periods after December 15, 2008.  The Company adopted FSP No. EITF 99-20-1 on December 31, 2008 and the adoption did not have a material impact on the Company's financial position or results of operations.

In December 2008, the FASB issued FSP No. FAS 140-4 and FIN 46(R)-8, “Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities.”  This FSP amends FASB Statement No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities,” to require public entities to provide additional disclosures about transfers of financial assets.  It also amends FIN 46(R) to require public enterprises to provide additional disclosures about their involvement with VIEs.  The disclosures required by FSP No. FAS 140-4 and FIN 46(R)-8 are intended to provide greater transparency to financial statement users about a transferor's continuing involvement with transferred financial assets and an enterprise's involvement with VIEs.  FSP No. FAS 140-1 and FIN 46(R)-8 is effective for all interim and annual reporting periods after December 15, 2008.  The Company adopted the FSP on December 31, 2008.  The FSP only requires additional disclosure and had no effect on the Company's consolidated financial position or results of operations. The new disclosure is included previously in Note 1.

In September 2008, the FASB issued FSP No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An amendment of FASB Statement No. 133 and FASB Interpretation No. 45.”  FSP No. FAS 133-1 and FIN 45-4 amends SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities” to require additional disclosures by sellers of credit derivatives, including derivatives embedded in a hybrid instrument.  This FSP also amends FIN No. 45, “Guarantor’s Accounting and Disclosure Requirement for Guarantees, Including Indirect Guarantees of Indebtedness of Others” to require an additional disclosure about the current status of the payment/performance risk of a guarantee.  FSP No. FAS 133-1 and FIN 45-4 is effective for all interim and annual reporting periods after November 15, 2008.  The Company adopted the FSP on December 31, 2008.  The FSP only requires additional disclosures about credit derivatives and guarantees and had no effect on the Company's consolidated financial position or results of operations.  The new disclosure is included previously in Note 1.

In February 2007, the FASB issued SFAS No. 159 which permits entities to choose to measure many financial instruments and certain other items at fair value (the “FV option”).  The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reporting earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

New and Adopted Accounting Pronouncements (continued)

SFAS No. 159 was adopted by the Company on January 1, 2008, and the FV option was elected for all available-for-sale fixed maturity securities attributable to certain life, health and annuity products.  At December 31, 2007, such available-for-sale securities had a market value of $10.7 billion and an amortized cost of $11.1 billion, and are now classified as trading securities.  The adoption of the FV option does not relieve the Company from its obligation to monitor those available-for-sale securities that were in an unrealized loss position at December 31, 2007, which the Company does through its current portfolio monitoring process.

The FV option adoption resulted in a cumulative-effect adjustment to the Company’s December 31, 2007, balance of retained earnings and accumulated other comprehensive income of $88.4 million related to the unrealized loss on investments, net of DAC, VOBA, policyholder liabilities, and tax effects.  See Note 5 for further disclosure related to the adoption of SFAS No. 159.

In September 2006, the FASB issued SFAS No. 157 which defines fair value, establishes a framework for measuring fair value under GAAP, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and expands disclosures about fair value measurements.  SFAS No. 157 does not change existing guidance as to whether or not an instrument is carried at fair value.

SFAS No. 157 clarifies that fair value is an exit price, representing the amount that would be exchanged to sell an asset or transfer a liability in an orderly transaction between market participants.  The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels (i.e., Level 1, 2 and 3).  Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.  Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities.  Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability.  SFAS No. 157 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.  Quantitative and qualitative disclosures will focus on the inputs used to measure fair value for both recurring and non-recurring fair value measurements and the effects of the measurements in the financial statements.

The provisions of SFAS No. 157 are effective for fiscal years beginning after November 15, 2007, and are to be applied prospectively.  Effective January 1, 2008, the Company adopted SFAS No. 157 and applied the provisions of the statement prospectively to assets and liabilities measured and disclosed at fair value.

In October 2008, the FASB issued FSP No. SFAS 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active”.  FSP No. SFAS 157-3 clarifies the application of SFAS No. 157 in a market that is not active and provides an example to illustrate key considerations in the determination of the fair value of a financial asset when the market for that asset is not active.  FSP No. SFAS 157-3 was effective upon issuance and did not have an impact on the Company’s consolidated financial statements.

See Note 5 for further disclosure related to the adoption of SFAS No. 157.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

New and Adopted Accounting Pronouncements (continued)

In September 2006, the FASB issued SFAS No. 158, “Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans,” which amends SFAS No. 87, “Employers’ Accounting for Pensions,” and SFAS No. 106, “Employers' Accounting for Postretirement Benefits Other Than Pensions,” to require recognition of the overfunded or underfunded status of pension and other postretirement benefit plans on the balance sheet.  Under SFAS No. 158, gains and losses, prior service costs and credits, and any remaining transition amounts under SFAS No. 87 and SFAS No. 106 that have not yet been recognized through net periodic benefit cost will be recognized in accumulated other comprehensive income, net of tax effects, until they are amortized as a component of net periodic cost.  The measurement date is required to be the company's fiscal year end.  SFAS No. 158 is effective for publicly-held companies for fiscal years ending after December 15, 2006, except for the measurement date provisions, which are effective for fiscal years ending after December 15, 2008.  The Company adopted the balance sheet recognition provisions of SFAS No. 158 at December 31, 2006 and adopted the year-end measurement date provisions effective January 1, 2008.  The adoption of the year-end measurement date provisions resulted in a net of tax cumulative-effect decrease of $0.3 million to the Company’s December 31, 2007 accumulated other comprehensive income.

In June 2006, the FASB issued FIN 48, which became effective for fiscal years beginning after December 15, 2006.  FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return, and provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition.  The Company adopted FIN 48 on January 1, 2007, and recognized a decrease of $5.2 million in the liability for unrecognized tax benefits (“UTBs”) and related net interest, and an offsetting increase in its January 1, 2007 balance of retained earnings.  The Company elected on a prospective basis, with the adoption of FIN 48, to recognize interest and penalties accrued related to UTBs in interest expense.

In March 2006, the FASB issued SFAS No. 156, “Accounting for Servicing of Financial Assets-an amendment of FASB Statement No. 140.”  SFAS No. 156 requires all separately recognized servicing assets and liabilities to be initially measured at fair value and permits entities to choose to either subsequently measure servicing rights at fair value and report changes in fair value in earnings, or amortize servicing rights in proportion to, and over, the estimated net servicing income or loss, and assess the rights for impairment or the need for an increased obligation.  The option to subsequently measure servicing rights at fair value allows entities which utilize derivative instruments to hedge their servicing rights to account for such hedging relationships at fair value and avoid the complications of hedge accounting under SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities.”  SFAS No. 156 was effective for fiscal years beginning after September 15, 2006.  The adoption of this statement did not have a material impact on the Company’s financial position or results of operations.

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments-an amendment of FASB Statements No. 133 and 140.”  This statement amended SFAS No. 133 and SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities-a replacement of FASB Statement No. 125,” and resolved issues addressed in SFAS No. 133 Implementation Issue No. D1, “Application of Statement 133 to Beneficial Interests in Securitized Financial Assets.”  The Company began applying SFAS No. 155 to all financial instruments acquired, issued or subject to a remeasurement event beginning January 1, 2007.  The adoption of this statement did not have a material impact on the Company’s financial position or results of operations.

In September 2005, the AICPA issued SOP 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts”.  SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts.  The adoption of SOP 05-1 on January 1, 2007 did not have a material impact on the Company’s consolidated financial position and results of operations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Accounting Standards Not Yet Adopted

In December of 2008, the FASB issued FSP FAS 132(R)-1 “Employers’ Disclosures about Postretirement Benefit Plan Assets”, which amends Statement 132(R) to require more detailed disclosure about employers’ plan assets, including employers’ investment strategies, major categories of plan assets, concentrations of risk within plan assets and valuation techniques used to measure the fair value of plan assets.  This FSP is effective for fiscal years ending after December 15, 2009.

In May 2008, the FASB issued SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts – an interpretation of FASB Statement No. 60.”  The scope of SFAS No. 163 is limited to financial guarantee insurance (and reinsurance) contracts issued by enterprises that are included within the scope of SFAS No. 60, “Accounting and Reporting by Insurance Enterprises,” and that are not accounted for as derivative instruments.  SFAS No. 163 excludes from its scope insurance contracts that are similar to financial guarantee insurance, such as mortgage guaranty insurance and credit insurance on trade receivables.  SFAS No. 163 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and all interim periods within those fiscal years, except for certain disclosures about the insurance enterprise’s risk management activities.  Except for certain disclosures, earlier application is not permitted.  The Company does not have any contracts with guarantees within the scope of this standard.  The Company’s adoption of SFAS No. 163 on January 1, 2009 will have no impact on its consolidated financial statements.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities, an amendment of SFAS No. 133.”  This statement amends and expands disclosures about an entity’s derivative and hedging activities with the intent to provide users of financial statements with an enhanced understanding of (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS No. 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows.  SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged.  SFAS No. 161 encourages, but does not require, comparative disclosures.  The Company will adopt SFAS No. 161 on January 1, 2009.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements.”  This statement amends Accounting Research Bulletin No. 51, “Consolidated Financial Statements” (“ARB 51”). Noncontrolling interest refers to the minority interest portion of the equity of a subsidiary that is not attributable directly or indirectly to a parent. SFAS No. 160 establishes accounting and reporting standards that require for-profit entities that prepare consolidated financial statements to (a) present noncontrolling interests as a component of equity, separate from the parent’s equity, (b) separately present the amount of consolidated net income attributable to noncontrolling interests in the statement of operations, (c) consistently account for changes in a parent’s ownership interests in a subsidiary in which the parent entity has a controlling financial interest as equity transactions, (d) require an entity to measure at fair value its remaining interest in a subsidiary that is deconsolidated, and (e) require an entity to provide sufficient disclosures that identify and clearly distinguish between interests of the parent and interests of noncontrolling owners.  SFAS No. 160 applies to all for-profit entities that prepare consolidated financial statements, and affects those for-profit entities that have outstanding noncontrolling interests in one or more subsidiaries or that deconsolidate a subsidiary.  SFAS No. 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008, with earlier adoption prohibited.  The Company does not have any noncontrolling interests within the scope of this guidance; therefore, the adoption of SFAS No. 160 on January 1, 2009 will have no impact on its consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Accounting Standards Not Yet Adopted (continued)

In December 2007, the FASB issued SFAS No. 141 (revised 2007), “Business Combinations” (“SFAS No. 141(R)”). This statement replaces SFAS No. 141 and establishes the principles and requirements for how the acquirer in a business combination (a) measures and recognizes the identifiable assets acquired, liabilities assumed, and any noncontrolling interests in the acquired entity, (b) measures and recognizes positive goodwill acquired or a gain from bargain purchase (negative goodwill), and (c) determines the disclosure information that is useful to users of financial statements in evaluating the nature and financial effects of the business combination.  Some of the significant changes to the existing accounting guidance on business combinations made by SFAS No. 141(R) include the following:

•
Most of the identifiable assets acquired, liabilities assumed and any noncontrolling interest in the acquired entity shall be measured at their acquisition-date fair values rather than SFAS No. 141’s requirement to allocate the cost of an acquisition to individual assets acquired and liabilities assumed based on their estimated fair values;

•	Acquisition-related costs incurred by the acquirer shall be expensed in the periods in which the costs are incurred rather than included in the cost of the acquired entity;

•
Goodwill shall be measured as the excess of the consideration transferred, including the fair value of any contingent consideration, plus the fair value of any noncontrolling interest in the acquired entity, over the fair values of the acquired identifiable net assets, rather than measured as the excess of the cost of the acquired entity over the estimated fair values of the acquired identifiable net assets;

•
Contractual pre-acquisition contingencies are to be recognized at their acquisition date fair values and noncontractual pre-acquisition contingencies are to be recognized at their acquisition date fair values only if it is more likely than not that the contingency gives rise to an asset or liability, whereas SFAS No. 141 generally permits the deferred recognition of pre-acquisition contingencies until the recognition criteria of SFAS No. 5, “Accounting for Contingencies,” are met; and

•	Contingent consideration shall be recognized at the acquisition date rather than when the contingency is resolved and consideration is issued or becomes issuable.

SFAS No. 141(R) is effective for, and shall be applied prospectively to, business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008, with earlier adoption prohibited. Assets and liabilities that arose from business combinations with acquisition dates prior to the SFAS No. 141(R) effective date shall not be adjusted upon adoption of SFAS No. 141(R) with certain exceptions for acquired deferred tax assets and acquired income tax positions. The Company will adopt SFAS No. 141(R) on January 1, 2009 and will apply this guidance to future business combinations as appropriate.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Accounting Standards Not Yet Adopted (continued)

In June 2007, the AICPA issued SOP 07-1, “Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies.”  SOP 07-1 provides guidance for determining whether an entity is within the scope of the AICPA Audit and Accounting Guide Investment Companies (“the Guide”).  This statement also addresses whether the specialized industry accounting principles of the Guide should be retained by a parent company in consolidation or by an investor that has the ability to exercise significant influence over the investment company and applies the equity method of accounting to its investment in the entity.  In addition, SOP 07-1 includes certain disclosure requirements for parent companies and equity method investors in investment companies that retain investment company accounting in the parent company’s consolidated financial statements or the financial statements of an equity method investor.  SOP 07-1 is effective for fiscal years beginning on or after December 15, 2007, with earlier application encouraged; however, in November 2007, the FASB decided to (1) delay indefinitely the effective date and (2) prohibit adoption by an entity that has not early adopted SOP 07-1.  The Company did not early adopt SOP 07-1.  SOP 07-1 as currently issued is not expected to have an impact on the Company’s consolidated financial position or results of operations.

2. MERGERS, ACQUISITIONS AND DISPOSITIONS

Effective September 27, 2007, the Company dissolved Sun life of Canada (U.S.) Holdings General Partner, LLC (the “General Partner”).  The General Partner was the sole general partner in Sun Life of Canada (U.S.) Limited Partnership (the “Partnership”) and, as a result, the Partnership had been consolidated with the results of the Company.  The Partnership was organized to purchase subordinated debentures issued by the Parent and to issue partnership capital securities to an affiliated business trust, Sun Life of Canada (U.S.) Capital Trust I (the “Capital Trust”).  Effective May 6, 2007, the Parent redeemed $600 million of 8.526% subordinated debentures issued to the Partnership and paid the Partnership an early redemption premium of $25.6 million.  Also effective May 6, 2007, the Partnership redeemed $600 million of the 8.526% partnership capital securities issued to the Capital Trust and paid a premium of $25.6 million to the Capital Trust.  The redemption had no impact on the Company’s net income.  The Partnership was dissolved effective September 27, 2007.

Effective May 31, 2007, Sun Life Financial completed its acquisition of Genworth Financial, Inc.'s (“Genworth’s”) Employee Benefits Group business (“EBG”).  Also effective May 31, 2007, SLNY entered into a series of agreements with SLHIC, one of the acquired companies (formerly named Genworth Life and Health Insurance Company), through which the New York issued business of SLHIC was transferred to SLNY.  These agreements include a 100% coinsurance agreement for all existing and future new business issued in New York, a renewal rights agreement under which SLNY has exclusive rights to renew in-force business assumed under the reinsurance agreement and an administrative service agreement under which SLNY has agreed to assume direct responsibility for all sales and administration of existing and new business issued in New York (collectively, “the SLHIC to SLNY asset transfer”).  These agreements, in accordance with SFAS No. 141, “Business Combinations,” were treated as a transfer of net assets between entities under common control.  SLNY paid $40 million of total consideration to SLHIC.  SLHIC transferred assets at carrying value of approximately $72 million, including $38.9 million of goodwill and other intangibles, as well as policyholder and other liabilities of approximately $32 million to SLNY.  The Group Protection Segment of the Company reflects a significant increase in business as a result of these agreements. These agreements have allowed the Company to expand its product offerings to include group dental insurance.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

2. MERGERS, ACQUISITIONS AND DISPOSITIONS (CONTINUED)

As part of the SLHIC to SLNY asset transfer, SLNY received certain intangible assets totaling $31.3 million.  These include the value of distribution, the value of business, and the value of customer renewals acquired.  The value of distribution acquired of $7.5 million is subject to amortization on a straight line basis over its projected economic life of 25 years.  The value of business acquired of $7.6 million is subject to amortization based up on expected premium income over the period from acquisition to the first customer renewal, generally not more than two years.  The value of customer renewals acquired of $16.2 million is subject to amortization based upon expected premium income over the projected life of the in-force business acquired, which is 20 years.  The Company recorded amortization for these intangible assets for the periods identified as follows:

	Value of Distribution	VOBA	VOCRA
Year ended December 31, 2008	$299	$782	$4,627
Year ended December 31, 2007	$149	$5,928	$1,854

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES

Below is a summary of transactions with affiliates not included in these financial statements.

Reinsurance Related Transactions

As more fully described in Note 9, the Company is party to several reinsurance transactions with SLOC and other affiliates.

On October 31, 2007, the Company subscribed to $0.25 million worth of shares of, and contributed $150 million of paid-in capital to, a newly formed wholly-owned subsidiary, Sun Life Vermont.  Sun Life Vermont is a Vermont-domiciled special purpose financial captive insurance company which, effective November 8, 2007, entered into a reinsurance agreement with SLOC, the Company’s affiliate, under which the Sun Life Vermont assumed, and will assume, the risks of certain UL policies issued by SLOC prior to December 31, 2008.  This agreement is described more fully in Note 9.  A long-term financing arrangement has been established with a financial institution (the “Lender”) that will enable Sun Life Vermont to fund a portion of its obligations under the reinsurance agreement with SLOC.  Under this arrangement, Sun Life Vermont issued, in 2008 and 2007, floating rate surplus notes of $115 million and $1 billion, respectively, (the “Surplus Notes”) to a special-purpose entity, Structured Asset Repackage Company, 2007-SUNAXXX LLC (“SUNAXXX”), affiliated with the Lender.  Pursuant to an agreement between the Lender and Sun Life Assurance Company of Canada – U.S Operations Holdings, Inc. (“SLC – U.S. Ops Holdings”), SLC – U.S. Ops Holdings bears the ultimate obligation to repay the Lender and, as such, will consolidate SUNAXXX in accordance with FIN 46(R).  Sun Life Vermont has agreed to reimburse SLC – U.S. Ops Holdings for certain costs incurred in connection with the issuance of the Surplus Notes.  For the years ended December 31, 2008 and 2007, the amount of interest expense incurred by Sun Life Vermont was $46.5 million and $8.6 million, respectively.

Effective December 31, 2007, SLNY entered into a reinsurance agreement with SLOC under which SLOC will fund a portion of the statutory reserves required by New York Regulation 147, which is substantially similar to Actuarial Guideline 38 (“AXXX reserves”), as adopted by the National Association of Insurance Commissioners (“the NAIC”), attributable to certain individual universal life (“UL”) policies sold by SLNY.  Under this agreement, SLNY ceded, and SLOC assumed, on a funds withheld 90% coinsurance basis, certain in-force policies at December 31, 2007.  Future new business also will be reinsured under this agreement.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Capital Transactions
❖
❖ On September 30, 2008 and November 13, 2008, the Company received capital contributions of $300.0 and $425.0 million, respectively, from the Parent.  The $725.0 million cash contributions were recorded as additional paid-in capital and were made to ensure the Company continues to exceed certain capital requirements, as prescribed by the NAIC.  The NAIC has established regulations that provide minimum capitalization requirements based on risk-based capital formulas for life companies.  The risk-based capital formula for life companies establishes capital requirements relating to insurance, business, asset and interest rate risks, including equity, interest rate and expense recovery risks associated with variable annuities that contain death benefits or certain living benefits.

❖ In 2006, the Company declared and paid $300.0 million in a cash dividend to the Parent. The Company did not declare or pay a dividend to the Parent in 2008 or 2007.

Debt Transactions

In 2002, the Company issued two promissory notes with a combined total of $460 million to Sun Life (Hungary) Group Financing Limited Company (“Sun Life (Hungary) LLC”).  The proceeds of the notes were used to purchase fixed rate government and corporate bonds.  On May 24, 2007, the Company redeemed one of the notes with a principal balance of $380 million and paid $388.7 million to Sun Life (Hungary) LLC, including $8.7 million in accrued interest.  On December 29, 2008, the Company redeemed in part, $62.0 million of the $80 million remaining note and paid $64.3 million, including $2.3 million in accrued interest, to Sun Life (Hungary) LLC.  At December 31, 2008 and 2007, the Company had $18 million and $80.0 million, respectively, in promissory notes issued to Sun Life (Hungary) LLC.  The Company pays interest semi-annually to Sun Life (Hungary) LLC.  Related to these promissory notes, the Company incurred interest expense of $4.5 million, $13.3 million and $26.5 million for the years ended December 31, 2008, 2007 and 2006, respectively.

On July 17, 2008, the Company issued a $60 million promissory note to Sun Life (Hungary) LLC which will mature on September 27, 2011.  The Company pays interest quarterly to Sun Life (Hungary) LLC. Total interest incurred was $1.3 million for the year ended December 31, 2008. The Company used the proceeds of the note for general corporate purposes. On December 29, 2008, the Company redeemed the note and paid $60.8 million to Sun Life (Hungary) LLC, including $0.8 million in accrued interest.

At December 31, 2008 and 2007, the Company had $565 million of surplus notes issued to Sun Life Financial (U.S.) Finance, Inc.  The Company expensed $42.6 million for interest on these surplus notes for each of the years ended December 31, 2008, 2007 and 2006.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED

Debt Transactions (continued)

Effective September 27, 2007, the Company dissolved the General Partner.  The General Partner was the sole general partner in the Partnership and, as a result, the Partnership had been consolidated with the results of the Company.  The Partnership was organized to purchase subordinated debentures issued by the Parent and to issue partnership capital securities to an affiliated business trust, the Capital Trust.  The Partnership was dissolved effective September 27, 2007.

Effective May 6, 2007, the Parent redeemed $600 million of 8.526% subordinated debentures issued to the Partnership and paid the Partnership an early redemption premium of $25.6 million.  Also effective May 6, 2007, the Partnership redeemed $600 million of the 8.526% partnership capital securities issued to the Capital Trust and paid a premium of $25.6 million to the Capital Trust.  The redemption had no impact on the Company’s net income.  Related to these partnership capital securities, the Company incurred interest expense of $17.8 million and $51.2 million for the years ended December 31, 2007 and 2006, respectively.  The Company also earned interest income, through the Partnership, $17.8 million and $51.2 million for the years ended December 31, 2007 and 2006, respectively.

Institutional Investments Contracts

On September 12, 2006, the Company entered into a Terms Agreement (the “2006-B Terms Agreement”) with its affiliates Sun Life Financial Global Funding III, L.P. (the “Issuer III”), Sun Life Financial Global Funding III, U.L.C. (the “ULC III”) and Sun Life Financial Global Funding III, L.L.C. (the “LLC III”), and with Citigroup Global Markets, Inc., Deutsche Bank Securities Inc., Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets Corporation and Wachovia Capital Markets (each, an “Initial Purchaser” and collectively, the “2006-B Initial Purchasers”), in connection with the offer and sale by the Issuer III of $750 million of Series 2006-1 Floating Rate Notes due 2013 (“2006-B Notes”).  On September 21, 2006, the Company entered into another Terms Agreement (together with the original 2006-B Terms Agreement, the “2006-B Terms Agreements”) with the same parties as the original 2006-B Terms Agreement in connection with the offer and sale by the Issuer III of a second tranche of $150 million of 2006-B Notes.  The payment obligations of the Issuer III for the full $900 million of 2006-B Notes are unconditionally guaranteed by the LLC III pursuant to a guarantee (the “2006-B Secured Guarantee”) dated as of September 19, 2006, and the obligations of the LLC III under the 2006-B Secured Guarantee are secured by two floating rate funding agreements issued by the Company to the LLC III, one for $750 million issued on September 19, 2006 and another for $150 million issued on September 29, 2006.  On April 7, 2008, the Company issued additional floating rate funding agreement totaling $5.8 million to LLC III. Total interest credited for the funding agreements was $36.5 million, $51.6 million and $14.9 million for the years ended December 31, 2008, 2007 and 2006, respectively.

The 2006-B Terms Agreements incorporate by reference the provisions of a Purchase Agreement dated as of September 5, 2006 by and among the Issuer III, the ULC III, the LLC III, the Company and all of the 2006-B Initial Purchasers.  Pursuant to these incorporated provisions, the Company has agreed, among other things, to indemnify each 2006 Initial Purchaser against certain securities law liabilities related to the offering of the 2006-B Notes.  In addition, the Company issued a $100 million floating rate demand note payable to the LLC III on September 19, 2006.  The Company expensed $4.0 million, $5.8 million and $1.7 million for interest on this demand note for the years ended December 31, 2008, 2007 and 2006, respectively.

The Company has entered into an interest rate swap agreement with the LLC III with an aggregate notional amount of $900 million that effectively converts the floating rate payment obligations under the funding agreements to fixed rate obligations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Institutional Investments Contracts (continued)

On May 17, 2006, the Company entered into a Terms Agreement (the “2006-A Terms Agreement”) with its affiliates Sun Life Financial Global Funding II, L.P. (the “Issuer II”), Sun Life Financial Global Funding II, U.L.C. (the “ULC II”) and Sun Life Financial Global Funding II, L.L.C. (the “LLC II”), and with Citigroup Global Markets, Inc. (“Citigroup”), Morgan Stanley & Co. Incorporated (“Morgan Stanley”), Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets Corporation (collectively, with Citigroup and Morgan Stanley, the “2006-A Initial Purchasers”), in connection with the offer and sale by the Issuer II of $900 million of Series 2006-1 Floating Rate Notes due 2011 (the “2006-A Notes”).  The payment obligations of the Issuer II are unconditionally guaranteed by the LLC II pursuant to a guarantee (the “2006-A Secured Guarantee”), and the obligations of the LLC II under the 2006-A Secured Guarantee are secured by a $900 million floating rate funding agreement issued by the Company to the LLC II.  The 2006-A Terms Agreement incorporates by reference the provisions of a Purchase Agreement dated as of May 15, 2006 by and among the Issuer II, the ULC II, the LLC II, the Company and the 2006-A Initial Purchasers.  Pursuant to these incorporated provisions, the Company has agreed, among other things, to indemnify each 2006 Initial Purchaser against certain securities law liabilities related to the offering of the 2006-A Notes.  On April 7, 2008, the Company issued additional floating rate funding agreement totaling $7.5 million to LLC II. Total interest credited for the funding agreement was $35.7 million, $50.8 million and $30.7 million for the years ended December 31, 2008, 2007 and 2006, respectively.

On May 24, 2006, the Company also issued a $100 million floating rate demand note payable to the LLC II.  The Company expensed $4.0 million, $5.7 million and $3.4 million for interest on this demand note for the years ended December 31, 2008, 2007 and 2006, respectively.

The Company has entered into an interest rate swap agreement with the LLC II with an aggregate notional amount of $900 million that effectively converts the floating rate payment obligations under the funding agreement to fixed rate obligations.

On June 3, 2005 and June 29, 2005, the Company issued two floating rate funding agreements with a combined total of $900 million to Sun Life Financial Global Funding, L.L.C. (“LLC”) due 2010.  On April 7, 2008, the Company issued an additional floating rate funding agreement totaling $10 million to LLC.  Total interest credited for these funding agreements was $36.6 million, $51.6 million and $49.5 million for the years ended December 31, 2008, 2007 and 2006, respectively.  On June 10, 2005, the Company also issued a $100.0 million floating rate demand note payable to LLC.  For interest on this demand note, the Company expensed $4.0 million, $5.8 million and $5.5 million for the years ended December 31, 2008, 2007 and 2006, respectively.

The Company has entered into an interest rate swap agreement with LLC with an aggregate notional amount of $900 million that effectively converts the floating rate payment obligations under the funding agreements to fixed rate obligations.

 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Institutional Investments Contracts (continued)

The following table lists the details of notes due to affiliates at December 31, 2008:

Payees	Type	Rate	Maturity	Principal	Interest Expense

Sun Life Financial (U.S.) Finance, Inc.	Surplus	8.625%	11/06/2027	$ 250,000	$ 21,563
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	150,000	9,225
Sun Life Financial (U.S.) Finance, Inc.	Surplus	7.250%	12/15/2015	150,000	10,875
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.125%	12/15/2015	7,500	459
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	7,500	461
Structured Asset Repackage Company, 2007- SUNAXXX LLC	Surplus	LIBOR + 0.89%	11/8/2037	1,115,000	46,492
Sun Life (Hungary) Group Financing Limited Company	Promissory	5.710%	06/30/2012	18,000	6
Sun Life Financial Global Funding, L.L.C.	Demand	LIBOR + 0.35%	07/6/2010	100,000	4,055
Sun Life Financial Global Funding II, L.L.C.	Demand	LIBOR + 0.26%	07/6/2011	100,000	3,963
Sun Life Financial Global Funding III, L.L.C.	Demand	LIBOR + 0.35%	10/6/2013	100,000	4,055
				$ 1,998,000	$ 101,154

The following table lists the details of notes due to affiliates at December 31, 2007:

Payees	Type	Rate	Maturity	Principal	Interest Expense

Sun Life Financial (U.S.) Finance, Inc.	Surplus	8.625%	11/06/2027	$ 250,000	$ 21,563
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	150,000	9,225
Sun Life Financial (U.S.) Finance, Inc.	Surplus	7.250%	12/15/2015	150,000	10,875
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.125%	12/15/2015	7,500	459
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	7,500	461
Structured Asset Repackage Company, 2007- SUNAXXX LLC	Surplus	LIBOR + 0.89%	11/8/2037	1,000,000	8,642
Sun Life (Hungary) Group Financing Limited Company	Promissory	5.710%	06/30/2012	80,000	4,568
Sun Life Financial Global Funding I, L.L.C.	Demand	LIBOR + 0.35%	07/6/2010	100,000	5,754
Sun Life Financial Global Funding II, L.L.C.	Demand	LIBOR + 0.26%	07/6/2011	100,000	5,663
Sun Life Financial Global Funding III, L.L.C.	Demand	LIBOR + 0.35%	10/6/2013	100,000	5,754
				$ 1,945,000	$ 72,964

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Administrative service agreements, rent and other

The Company and certain of its subsidiaries have administrative services agreements with SLOC which provide that SLOC will furnish, as requested, certain services and facilities on a cost-reimbursement basis. Expenses under these agreements amounted to approximately $9.9 million, $14.2 million and $9.4 million for the years ended December 31, 2008, 2007 and 2006, respectively.

In accordance with an administrative service agreement between the Company and SLOC, the Company provides personnel and certain services to SLOC, as requested.  Reimbursements under this agreement, which are recorded as a reduction of other operating expenses, were approximately $316.7 million, $301.0 million and $212.4 million for the years ended December 31, 2008, 2007 and 2006, respectively.

The Company has an administrative service agreement with Sun Life Information Services Canada, Inc. (“SLISC”), under which SLISC provides administrative and support services to the Company in connection with the Company’s insurance and annuity business.  Expenses under this agreement amounted to approximately $17.6 million, $16.9 million and $10.7 million for the years ended December 31, 2008, 2007 and 2006, respectively.

The Company has a service agreement with Sun Life Information Services Ireland Limited (“SLISIL”), under which SLISIL provides various insurance related and information systems services to the Company.  Expenses under this agreement amounted to approximately $24.3 million, $26.0 million and $19.6 million for the years ended December 31, 2008, 2007 and 2006, respectively

The Company has an administrative services agreement with SLC - U.S. Ops Holdings, under which the Company provides administrative and investor services with respect to certain open-end management investment companies for which an affiliate, Massachusetts Financial Services Company (“MFS”), serves as the investment adviser, and which are offered to certain of the Company’s separate accounts established in connection with the variable annuity contracts issued by the Company.  Amounts received under this agreement amounted to approximately $17.2 million, $22.3 million and $22.6 million for the years ended December 31, 2008, 2007 and 2006, respectively.

The Company has an administrative services agreement with Sun Capital Advisers LLC (“SCA”), a registered investment adviser, under which the Company provides administrative services with respect to certain open-end management investment companies for which SCA serves as the investment adviser, and which are offered to certain of the Company’s separate accounts established in connection with the variable contracts issued by the Company.  Amounts received under this agreement amounted to approximately $2.1 million, $1.9 million and $1.5 million for the years ended December 31, 2008, 2007 and 2006, respectively. The Company paid $18.6 million, $15.9 million and $14.9 million for the years ended December 31, 2008, 2007 and 2006, respectively, in investment management services fees to SCA.

Effective November 7, 2007, Independent Financial Marketing Group, Inc. (“IFMG”) was sold by the Parent and is no longer an affiliate of the Company.  For that period of time in 2007 during which it was still affiliated, the Company paid $22.6 million in commission fees to IFMG. The Company did not pay commission fees to IFMG in 2008. During the year ended December 31, 2006, the Company paid $20.1 million in commission fees to IFMG.

During the years ended December 31, 2008, 2007 and 2006, the Company paid $23.7 million, $31.3 million and $24.3 million, respectively, in distribution fees to Sun Life Financial Distributors, Inc. (“SLFD”), an affiliate.  The Company also had an agreement with SLFD and the Parent whereby the Parent provided expense reimbursements to the Company for administrative services provided by the Company to SLFD.  Related to this agreement, the Company received reimbursement of $0.6 million and $3.2 million for the years ended December 31, 2007 and 2006, respectively.  This agreement was terminated on March 2, 2007.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (continued)

Administrative service agreements, rent and other (continued)

The Company leases office space to SLOC under lease agreements with terms expiring on December 31, 2009 and options to extend the terms for each of twelve successive five-year terms at fair market rental value, not to exceed 125% of the fixed rent for the term which is then ending.  Rent received by the Company under the leases amounted to approximately $10.6 million for each of the years ended December 31, 2008, 2007 and 2006, respectively.  Rental income is reported as a component of net investment income.

During the year ended December 31, 2008, the Company sold mortgages to SLOC with a book value of $150.2 million and a market value of $150.2 million.

During the year ended December 31, 2008, the Company sold certain limited partnership investments to SLOC with a book value and market value of $87.2 million.

The Company records a tax benefit through paid-in-capital for SLF stock options issued to employees of the Company. Related to these stock options, the Company recorded tax benefits of approximately $0.8 million, $3.0 and $4.5 million for the years ended December 31, 2008, 2007 and 2006, respectively.

In 2004, the employees of the Company became participants in a restricted share unit (“RSU”) plan with its indirect parent, SLF.  Under the RSU plan, participants are granted units that are equivalent to one common share of SLF stock and have a fair market value of a common share of SLF stock on the date of grant.  RSUs earn dividend equivalents in the form of additional RSUs at the same rate as the dividends on common shares of SLF stock.  The redemption value, upon vesting, is the fair market value of an equal number of common shares of SLF stock.  The Company incurred expenses of $5.9 million, $4.4 million and $7.3 million relating to RSUs for the years ended December 31, 2008, 2007 and 2006, respectively.
❖
The Company has significant transactions with affiliates.  Management believes inter-company revenues and expenses are calculated on a reasonable basis; however, these amounts may not necessarily be indicative of the costs that would be incurred if the Company operated on a stand-alone basis and these transactions were with unrelated parties.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS

Fixed Maturities

The amortized cost and fair value of fixed maturities at December 31, 2008, was as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
Available-for-sale fixed maturities:	Cost	Gains	Losses	Value
Collateralized Mortgage Obligations	$ 22,504	$ 94	$ (4,489)	$ 18,109
Mortgage Backed Securities	40,107	1,060	(17)	41,150
Foreign Government & Agency Securities	509	-	(37)	472
U.S. Treasury & Agency Securities	61,824	13,262	(105)	74,981
Total non-corporate	124,944	14,416	(4,648)	134,712

Corporate securities:
Basic Industry	11,619	-	(3,062)	8,557
Capital Goods	29,853	317	(7,137)	23,033
Communications	111,380	1,724	(7,820)	105,284
Consumer Cyclical	62,112	1,160	(11,769)	51,503
Consumer Noncyclical	44,947	571	(1,845)	43,673
Energy	47,968	257	(8,200)	40,025
Finance	254,505	302	(67,240)	187,567
Technology	4,485	-	(624)	3,861
Transportation	6,861	4	(1,585)	5,280
Utilities	84,187	140	(13,802)	70,525
Total Corporate	657,917	4,475	(123,084)	539,308

Total available-for-sale fixed maturities	$ 782,861	$ 18,891	$ (127,732)	$ 674,020

	Amortized	Gross	Gross	Fair
Trading fixed maturities:	Cost	Gains	Losses	Value
Asset Backed Securities	$ 796,032	$ 4,357	$ (294,557)	$ 505,832
Collateralized Mortgage Obligations	2,627,715	8,543	(1,141,245)	1,495,013
Mortgage Backed Securities	213,175	4,579	(325)	217,429
Foreign Government & Agency Securities	110,991	1,972	(3,788)	109,175
U.S. Treasury & Agency Securities	484,910	36,528	(18,332)	503,106
Total non-corporate	4,232,823	55,979	(1,458,247)	2,830,555

Corporate securities:
Basic Industry	201,573	67	(31,623)	170,017
Capital Goods	461,583	2,477	(71,733)	392,327
Communications	1,642,250	4,730	(165,902)	1,481,078
Consumer Cyclical	1,189,335	7,776	(250,384)	946,727
Consumer Noncyclical	496,392	2,036	(25,794)	472,634
Energy	430,413	810	(40,710)	390,513
Finance	4,188,983	2,773	(976,868)	3,214,888
Industrial Other	250,656	1,390	(9,647)	242,399
Municipals	610	-	(82)	528
Technology	88,573	-	(16,016)	72,557
Transportation	246,398	5,552	(24,662)	227,288
Utilities	1,479,840	11,365	(170,570)	1,320,635
Total Corporate	10,676,606	38,976	(1,783,991)	8,931,591

Total trading fixed maturities	$ 14,909,429	$ 94,955	$ (3,242,238)	$ 11,762,146

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

Fixed Maturities (continued)

The amortized cost and fair value of fixed maturities at December 31, 2007, was as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
Available-for-sale fixed maturities:	Cost	Gains	Losses	Value
Asset Backed Securities	$ 827,129	$ 11,436	$ (71,706)	$ 766,859
Collateralized Mortgage Obligations	2,594,637	22,204	(185,362)	2,431,479
Mortgage Backed Securities	447,720	2,723	(2,244)	448,199
Foreign Government & Agency Securities	74,287	2,766	-	77,053
States & Political Subdivisions	493	6	-	499
U.S. Treasury & Agency Securities	284,811	11,462	(40)	296,233
Total non-corporate	4,229,077	50,597	(259,352)	4,020,322

Corporate securities:
Basic Industry	195,959	3,146	(3,424)	195,681
Capital Goods	424,393	8,143	(7,698)	424,838
Communications	811,426	18,403	(13,190)	816,639
Consumer Cyclical	845,981	6,415	(45,142)	807,254
Consumer Noncyclical	312,647	6,708	(2,438)	316,917
Energy	314,822	5,705	(3,292)	317,235
Finance	2,944,203	19,895	(152,604)	2,811,494
Industrial Other	272,493	6,225	(7,219)	271,499
Technology	77,817	786	(821)	77,782
Transportation	241,983	8,598	(5,061)	245,520
Utilities	1,177,596	32,001	(11,548)	1,198,049
Total Corporate	7,619,320	116,025	(252,437)	7,482,908

Total available-for-sale fixed maturities	$ 11,848,397	$ 166,622	$ (511,789)	$ 11,503,230

	Amortized	Gross	Gross	Fair
Trading fixed maturities:	Cost	Gains	Losses	Value
Asset Backed Securities	$ 105,719	$ 287	$ (8,255)	$ 97,751
Collateralized Mortgage Obligations	276,753	2,584	(3,519)	275,818
Mortgage Backed Securities	3,304	2	(38)	3,268
Foreign Government & Agency Securities	39,589	1,182	-	40,771
U.S. Treasury & Agency Securities	94,813	713	-	95,526
Total non-corporate	520,178	4,768	(11,812)	513,134

Corporate securities:
Basic Industry	7,417	270	(40)	7,647
Capital Goods	71,894	590	(338)	72,146
Communications	683,714	10,849	(4,105)	690,458
Consumer Cyclical	248,206	1,932	(13,458)	236,680
Consumer Noncyclical	131,746	2,199	(464)	133,481
Energy	23,609	1,745	(17)	25,337
Finance	1,886,983	15,992	(83,662)	1,819,313
Industrial Other	67,322	880	(705)	67,497
Technology	1,989	-	(21)	1,968
Transportation	40,965	1,887	(501)	42,351
Utilities	254,065	4,434	(1,500)	256,999
Total Corporate	3,417,910	40,778	(104,811)	3,353,877

Total trading fixed maturities	$ 3,938,088	$ 45,546	$ (116,623)	$ 3,867,011

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

Fixed Maturities (continued)

The amortized cost and estimated fair value by maturity periods for fixed maturity investments are shown below.  Actual maturities may differ from contractual maturities on ABS and MBS because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2008
	Amortized Cost	Fair Value
Maturities of available-for-sale fixed securities:
Due in one year or less	$ 476	$ 439
Due after one year through five years	59,496	52,545
Due after five years through ten years	87,028	70,484
Due after ten years	573,250	491,293
Subtotal – Maturities available-for-sale	720,250	614,761
ABS, CMO and MBS securities	62,611	59,259
Total Available-for-sale	$ 782,861	$ 674,020

Maturities of trading fixed securities:
Due in one year or less	$ 409,847	$ 383,929
Due after one year through five years	5,571,645	4,812,789
Due after five years through ten years	3,098,890	2,531,157
Due after ten years	2,192,125	1,815,997
Subtotal – Maturities of trading	11,272,507	9,543,872
ABS, CMO and MBS securities	3,636,922	2,218,274
Total Trading	$ 14,909,429	$ 11,762,146

Gross gains of $17.8 million, $52.8 million and $39.5 million and gross losses of $321.9 million, $52.3 million and $92.3 million were realized on the sale of fixed maturities for the years ended December 31, 2008, 2007 and 2006, respectively.

Fixed maturities with an amortized cost of approximately $12.4 million and $12.0 million at December 31, 2008 and 2007, respectively, were on deposit with federal and state governmental authorities as required by law.

As of December 31, 2008 and 2007, 94.6% and 96.0%, respectively, of the Company's fixed maturity securities were investment grade.  Investment grade securities are those that are rated “BBB” or better by nationally recognized statistical rating organizations.  During 2008, 2007 and 2006, the Company incurred realized losses totaling $41.9 million, $68.1 million and $6.3 million, respectively, for other-than-temporary impairment of value of its available-for-sale fixed maturity securities.

The Company had outstanding commitments with respect to funding of limited partnerships of approximately $18.2 million and $34.9 million at December 31, 2008 and 2007, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES

At December 31, 2008, the Company held $18.1 billion in invested assets and cash.  Of this balance, $12.4 billion was invested in fixed-maturity securities designated as either available-for-sale ($674.0 million) or trading ($11.8 billion).  Of the $674.0 million of available-for-sale fixed maturities, securities with a fair value of $462.2 million were in an unrealized loss position totaling $127.7 million.  At December 31, 2008, 30 % of securities in an unrealized loss position, based on fair value, were securities with fair-value-to-amortized-cost percentages of greater than or equal to 90%.  The total unrealized loss position for such securities was $6.1 million.

In the available-for-sale fixed maturity portfolio, securities with a fair value of $34.1 million, representing 0.19 % of the total invested asset balance, were comprised of below-investment-grade or not-rated securities.  Of the securities that were below-investment-grade or not-rated at December 31, 2008, securities with a fair value of $23.1 million, representing 0.13% of the total invested asset balance, were in an unrealized loss position that totaled $3.1 million.  At December 31, 2008, 73 % of these securities in an unrealized loss position, based on fair value, were securities with fair value to amortized cost percentages of greater than or equal to 90%.

The Company’s portfolio monitoring process is designed to identify securities that may be other-than-temporarily impaired.  The Company has a Credit Committee comprised of professionals from the investment and accounting functions that meets at least quarterly to review individual issues or issuers that may be of concern.  The process involves a quarterly screening of all impaired securities, with particular attention paid to identify those securities whose fair value to amortized cost percentages have been less than 80% for an extended period of time.  Additionally, the Company screens all sales transactions which generated realized losses in excess of $1.5 million and 10% of amortized cost in order to identify identical securities or issuers which the Company continues to hold.  Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be other-than-temporarily impaired.  The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position  and its near term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector.  Based on this evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”- Management has concluded that the fair value will increase enough to recover the Company’s amortized cost but that changes in issuer-specific facts and circumstances require monitoring on a quarterly basis.

“Watch List”- Management has concluded that the fair value will increase enough to recover the Company’s amortized cost but that changes in issuer-specific facts and circumstances require continued monitoring during the quarter.  A security is moved from the Monitor List to the Watch List when changes in issuer-specific facts and circumstances increase the possibility that a security may become impaired within the next 24 months.

“Impaired List”- Management has concluded that the fair value will not increase enough to recover the Company’s amortized cost and an other-than-temporary-impairment charge is recorded to income or the security is sold and a realized loss is recorded as a charge to income.  Other-than-temporary impairments are classified as either credit-related or interest-related.  The Company categorizes other-than-temporary impairments as credit-related if there are current fundamental credit concerns regarding the issuers’ ability to pay all principal and interest amounts due, according to the contractual terms of the security.  The Company characterizes other-than-temporary impairments as interest-related if the depression in fair value of the security was due to changes in interest or general credit spread widening and the Company has determined it no longer has the intent or ability to hold a security until recovery to amortized cost.  For the year ended December 31, 2008, other-than-temporary impairments on available-for-sale fixed maturities of $41.9 million were recorded as a charge to income.  The $41.9 million realized losses for other-than-temporary impairments for the year ended December 31, 2008 were credit-related.  Of the $68.1 million realized losses for other-than-temporary impairments for the year ended December 31, 2007, $52.0 million was credit-related and $16.1 million was interest-related.  The $6.3 million realized loss for other-than-temporary impairments for the year ended December 31, 2006, was credit-related.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

At each balance sheet date, management also evaluates securities in an unrealized loss position and determines if the Company has the intent and ability to hold the securities until recovery.  If events or circumstances change, such as unexpected changes in the creditworthiness of the issuer, unanticipated changes in interest rates and/or credit spreads, changes in tax laws or accounting rules, changes in statutory capital requirements, or greater than expected liquidity needs, management will reconsider whether the Company has the intent and ability to hold a security until recovery.  If subsequent to the balance sheet date and due to an unexpected change in circumstances, the Company determines that it no longer intends to hold a security until recovery, a loss is recognized in net income in the period in which the intent to hold to recovery no longer exists.

There are inherent risks and uncertainties in management’s evaluation of securities for other-than-temporary impairment.  These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater than expected liquidity needs.  All of these factors could impact management’s evaluation of securities for other-than-temporary impairment.

The Company discontinues accruing income on all of its holdings for issuers that are in default.  Investment income would have increased by $4.6 million for the year ended December 31, 2008, if these holdings were performed.  Accrued income was not materially impacted by the termination of accrual accounting on these holdings for the years ended December 31, 2007 and 2006.  As of December 31, 2008, the fair market value of holdings for issuers in default was $17.9 million.  As of December 31, 2007 and 2006, the Company did not have any holding for issuers that were in default.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses

The following table shows the fair value and gross unrealized losses of the Company’s available-for-sale fixed maturity investments, which were deemed to be temporarily impaired, aggregated by investment category, industry sector and length of time that the individual securities had been in an unrealized loss position at December 31, 2008.

	Less Than Twelve Months		Twelve Months Or More		Total

Corporate Securities	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Basic Industry	$ 5,008	$ (1,231)	$ 3,549	$ (1,831)	$ 8,557	$ (3,062)
Capital Goods	2,337	(55)	11,447	(7,082)	13,783	(7,137)
Communications	65,855	(7,747)	17,237	(73)	83,092	(7,820)
Consumer Cyclical	8,473	(2,139)	28,071	(9,630)	36,544	(11,769)
Consumer Noncyclical	11,799	(341)	11,329	(1,504)	23,128	(1,845)
Energy	21,290	(4,496)	16,469	(3,704)	37,759	(8,200)
Finance	39,132	(11,130)	122,697	(56,110)	161,829	(67,240)
Industrial Other	-	-	-	-	-	-
Technology	3,861	(624)	-	-	3,861	(624)
Transportation	435	(29)	4,709	(1,556)	5,143	(1,585)
Utilities	55,467	(9,638)	10,787	(4,164)	66,254	(13,802)

Total Corporate	213,657	(37,430)	226,295	(85,654)	439,952	(123,084)

Non-Corporate
Asset Backed Securities	-	-	-	-	-	-
Collateralized Mortgage Obligations	2,967	(1,162)	12,739	(3,327)	15,706	(4,489)
Mortgage Backed Securities	1,054	(7)	3,137	(10)	4,191	(17)
U.S. Treasury & Agency Securities	1,855	(105)	-	-	1,855	(105)
Foreign Government & Agency Securities	473	(37)	-	-	472	(37)

Total Non-Corporate	6,349	(1,311)	15,876	(3,337)	22,224	(4,648)

Grand Total	$ 220,006	$ (38,741)	$ 242,171	$ (88,991)	$ 462,176	$ (127,732)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses (continued)

The following table provides the fair value and gross unrealized losses of the Company’s available-for-sale fixed maturities investments, which were deemed to be temporarily impaired, aggregated by investment category, industry sector and length of time that individual securities have been in an unrealized loss position, at December 31, 2007:

	Less Than Twelve Months		Twelve Months Or More		Total

Corporate Securities	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Basic Industry	$ 86,180	$ (1,459)	$ 23,229	$ (1,965)	$ 109,409	$ (3,424)
Capital Goods	179,854	(5,651)	36,728	(2,047)	216,582	(7,698)
Communications	213,084	(5,172)	165,027	(8,018)	378,111	(13,190)
Consumer Cyclical	349,363	(26,136)	185,094	(19,006)	534,457	(45,142)
Consumer Noncyclical	90,795	(1,114)	22,910	(1,324)	113,705	(2,438)
Energy	100,815	(1,682)	44,034	(1,610)	144,849	(3,292)
Finance	1,539,054	(106,524)	515,945	(46,080)	2,054,999	(152,604)
Industrial Other	50,543	(7,059)	12,981	(160)	63,524	(7,219)
Technology	41,379	(100)	13,278	(721)	54,657	(821)
Transportation	102,549	(2,883)	41,601	(2,178)	144,150	(5,061)
Utilities	225,892	(4,894)	235,342	(6,654)	461,234	(11,548)

Total Corporate	2,979,508	(162,674)	1,296,169	(89,763)	4,275,677	(252,437)

Non-Corporate
Asset Backed Securities	232,353	(29,887)	267,080	(41,819)	499,433	(71,706)
Collateralized Mortgage Obligations	1,027,142	(95,499)	934,327	(89,863)	1,961,469	(185,362)
Mortgage Backed Securities	25,960	(64)	190,905	(2,180)	216,865	(2,244)
U.S. Treasury & Agency Securities	6,517	(40)	-	-	6,517	(40)

Total Non-Corporate	1,291,972	(125,490)	1,392,312	(133,862)	2,684,284	(259,352)

Grand Total	$ 4,271,480	$ (288,164)	$ 2,688,481	$ (223,625)	$ 6,959,961	$ (511,789)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses (continued)

The following table provides the number of securities of the Company’s available-for-sale fixed maturities investments with gross unrealized losses, which were deemed to be temporarily impaired, at December 31, 2008 (not in thousands):

	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities
Corporate Securities
Basic Industry	6	2	8
Capital Goods	1	6	7
Communications	36	8	44
Consumer Cyclical	7	20	27
Consumer Noncyclical	7	4	11
Energy	12	6	18
Finance	41	73	114
Industrial Other	-	-	-
Technology	4	-	4
Transportation	1	4	5
Utilities	28	10	38

Total Corporate	143	133	276

Non-Corporate
Asset Backed Securities	-	-	-
Collateralized Mortgage Obligations	8	10	18
Foreign Government & Agency Securities	1	-	1
Mortgage Backed Securities	2	6	8
U.S. Treasury & Agency Securities	2	-	2

Total Non-Corporate	13	16	29

Grand Total	156	149	305

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses (continued)

The following table provides the number of securities of the Company’s available-for-sale fixed maturities investments with gross unrealized losses, which were deemed to be temporarily impaired, at December 31, 2007 (not in thousands):

	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities
Corporate Securities
Basic Industry	23	7	30
Capital Goods	41	15	56
Communications	63	55	118
Consumer Cyclical	93	54	147
Consumer Noncyclical	28	9	37
Energy	24	21	45
Finance	426	178	604
Industrial Other	14	3	17
Technology	7	2	9
Transportation	44	21	65
Utilities	69	66	135

Total Corporate	832	431	1,263

Non-Corporate
Asset Backed Securities	79	115	194
Collateralized Mortgage Obligations	383	351	734
Mortgage Backed Securities	14	202	216
U.S. Treasury & Agency Securities	2	-	2

Total Non-Corporate	478	668	1,146

Grand Total	1,310	1,099	2,409

The Company’s available-for-sale fixed maturity gross unrealized loss position decreased $384.1 million as of December 31, 2008, as compared to December 31, 2007.  The change in unrealized losses was primarily due to the adoption of SFAS No. 159, under which the Company elected the FV option for all fixed maturity securities attributable to certain life, health and annuity products, which had previously been designated as available-for-sale.  At December 31, 2007, such available-for-sale securities had a market value of $10.7 billion and an amortized cost of $11.1 billion.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses (continued)

The sectors in the Company’s portfolio that recognized the largest unrealized losses at December 31, 2008 were financial services, consumer cyclical, and utilities.  As of December 31, 2008, there were 114 securities accounting for unrealized losses of $67.2 million in the Finance sector.   Of these unrealized losses, 99.3% were related to investment grade issues (rated AAA through BBB).

As of December 31, 2008, there were 38 securities accounting for unrealized losses of $13.8 million in the Utility sector.   Of these unrealized losses, 99.03% were related to investment-grade issues (rated AAA through BBB). As of December 31, 2008, there were 27 securities accounting for unrealized losses of $11.8 million in the Consumer Cyclical sector.   Of these unrealized losses, 95.54% were related to investment-grade issues (rated AAA through BBB). All securities held at December 31, 2008 were subject to the Company’s portfolio monitoring process.

The Company has exposure to sub-prime and Alt-A residential mortgage-backed securities.  Sub-prime mortgage lending is the origination of residential mortgage loans to customers with weak credit profiles.  Alt-A mortgage lending is the origination of residential mortgage loans to customers who have credit ratings above sub-prime, but do not conform to government sponsored standards.  The combination of these two categories of securities is considered below prime.  The Company is not an originator of residential mortgages.  The slowing U.S. housing market and relaxed underwriting standards of some originators of below-prime loans have recently led to higher delinquency and loss rates especially within the 2006 and 2007 vintage years.  Ninety-two percent of these below-prime investments, based upon fair value, held by the Company were either issued before 2006 or have an AAA rating.  At December 31, 2008, the Company had exposure to residential sub-prime and Alt-a mortgages of $165.5 million and $116.9 million, respectively, representing approximately 1.6% of the Company's total invested assets.

Because securities issued by the same issuer with different CUSIP numbers typically have different investment characteristics, such as secured or unsecured, shorter or longer maturities, or different interest rates, management’s analyses of unrealized and realized losses are performed at the CUSIP number level.  The Company also considers the credit condition of issuers at the entity level and considers various issues affecting an issuer collectively as facts and circumstances warrant.

Realized Losses

During the year ended December 31, 2008, the Company did not record any realized losses related to the sale of available-for-sale securities that were in an unrealized loss position.  During the year ended December 31, 2007, the Company recorded $47.3 million realized losses related to the sale of available-for-sale fixed maturity securities that were in an unrealized loss position.

MORTGAGE LOANS AND REAL ESTATE

The Company invests in commercial first mortgage loans and real estate throughout the United States.  Investments are diversified by property type and geographic area.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.

 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (continued)

The carrying value of mortgage loans and real estate investments, net of applicable reserves and accumulated depreciation, was as follows:

	December 31,
	2008	2007

Total mortgage loans	$ 2,083,003	$ 2,318,341

Real estate:
Held for production of income	201,470	201,777
Total real estate	$ 201,470	$ 201,777

Total mortgage loans and real estate	$ 2,284,473	$ 2,520,118

Accumulated depreciation on real estate was $36.7 million and $31.8 million at December 31, 2008 and 2007, respectively.

The Company monitors the condition of the mortgage loans in its portfolio.  In those cases where mortgages have been restructured, appropriate allowances for losses have been made.  The Company has recognized impairment on mortgage loans totaling $3.0 million and $3.3 million at December 31, 2008 and 2007, respectively.

Activity for the investment valuation allowances was as follows:

	Balance at			Balance at
	January 1,	Additions	Subtractions	December 31,
2008
Mortgage loans	$ 3,288	$ 3,000	$ (3,288)	$ 3,000

2007
Mortgage loans	$ 3,928	$ -	$ (640)	$ 3,288

Mortgage loans and real estate investments comprise the following property types and geographic regions at December 31:

	2008	2007
Property Type:
Office building	$ 763,405	$ 820,803
Residential	198	369
Retail	923,592	1,067,483
Industrial/warehouse	262,436	306,769
Apartment	106,362	109,919
Other	231,480	218,063
Valuation allowances	(3,000)	(3,288)
Total	$ 2,284,473	$ 2,520,118

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (continued)

	2008	2007
Geographic region:

Alabama	$ 9,049	$ 9,387
Alaska	5,873	6,000
Arizona	4,349	449
Arkansas	55,987	59,024
California	124,004	132,829
Colorado	36,521	39,276
Connecticut	12,599	13,133
Delaware	7,029	7,188
Florida	229,681	269,254
Georgia	62,418	68,371
Idaho	3,832	3,885
Illinois	49,635	47,521
Indiana	32,082	32,584
Iowa	1,469	325
Kansas	7,620	7,853
Kentucky	28,038	29,396
Louisiana	36,426	38,470
Maine	1,090	13,425
Maryland	52,202	72,659
Massachusetts	120,059	139,203
Michigan	19,789	20,649
Minnesota	41,013	41,909
Mississippi	3,836	3,959
Missouri	61,293	64,624
Montana	3,112	30,843
Nebraska	12,937	13,457
Nevada	6,665	5,987
New Hampshire	649	762
New Jersey	35,964	37,952
New Mexico	13,310	13,787
New York	328,439	345,887
North Carolina	37,620	39,453
North Dakota	1,678	1,920
Ohio	145,192	148,743
Oklahoma	8,180	8,811
Oregon	31,261	33,852
Pennsylvania	118,744	132,665
South Carolina	32,318	33,334
South Dakota	921	949
Tennessee	37,845	39,405
Texas	340,082	348,817
Utah	24,363	27,088
Virginia	12,926	14,070
Washington	56,547	76,767
West Virginia	4,576	4,730
Wisconsin	3,942	17,785
All other	24,308	24,969
Valuation allowances	(3,000)	(3,288)
Total	$ 2,284,473	$ 2,520,118

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (continued)

At December 31, 2008, scheduled mortgage loan maturities were as follows:

2009	$ 33,474
2010	34,454
2011	124,344
2012	75,628
2013	129,595
Thereafter	1,685,508
Total	$ 2,083,003

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced.

The Company has made funding commitments of mortgage loans on real estate and other loans into the future. The outstanding funding commitments for these mortgages amount to $2.0 million and $17.8 million at December 31, 2008 and 2007, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

SECURITIES LENDING

The Company participates in a securities lending program to generate additional income, whereby certain fixed maturity securities are loaned for a specified period of time from the Company’s portfolio to qualifying third parties, via a lending agent.  Borrowers of these securities provide collateral of 102% of the market value of the loaned securities.  The Company generally accepts cash as the only form of collateral.  Under the terms of the securities lending program, the lending agent indemnifies the Company against borrower defaults.

As of December 31, 2008 and 2007, the fair value of the loaned securities was approximately $175.0 million and $536.4 million, respectively, and was included in fixed maturities, available-for-sale, and cash and cash equivalents in the Company’s consolidated balance sheets.  The Company had accepted cash collateral relating to the securities lending program in the amount of $183.5 million and $533.5 million as of December 31, 2008 and 2007, respectively, all of which was re-invested in certain cash instruments and other available-for-sale securities.  The Company records the collateral investments at fair value in the consolidated balance sheets in other invested assets and changes in the fair value of the available-for-sale securities are recorded in other comprehensive income.  The fair value of the collateral investments at December 31, 2008 and 2007 was $179.9 million and $517.7 million, respectively.

The Company earns income from the reinvestment of the cash collateral.  The Company recorded before-tax income from securities lending transactions, net of lending fees, of $2.6 million, $2.2 million and $2.3 million for the years ended December 31, 2008, 2007 and 2006, respectively, which was included in net investment income.

LEVERAGED LEASES

The Company is an owner participant in a trust that is a lessor in a leveraged lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was originally leased through a VIE for a term of 9.78 years.  During 2001, the lease term was extended until 2010.  The Company's equity investment in this VIE represented 8.33% of the partnership that provided 22.9% of the purchase price of the equipment.  The balance of the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment, and is non-recourse to the Company.  At the end of the lease term, the master lessee may exercise a fixed price purchase option to purchase the equipment.  The leveraged lease is included as a part of other invested assets.

The Company's net investment in the leveraged lease is composed of the following elements:

	Year ended December 31,
	2008	2007
Lease contract receivable	$ 7,042	$ 12,836
Less: non-recourse debt	-	-
Net Receivable	7,042	12,836
Estimated value of leased assets	20,795	20,795

Less: unearned and deferred income	(2,373)	(4,304)
Investment in leveraged leases	25,464	29,327
Less: fees	(37)	(87)
Net investment in leveraged leases	$ 25,427	$ 29,240

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

DERIVATIVES

The Company uses derivative financial instruments for risk management purposes to hedge against specific interest rate risk, to alter investment rate exposures arising from mismatches between assets and liabilities, and to minimize the Company's exposure to fluctuations in interest rates, foreign currency exchange rates and general market conditions. The Company does not hold or issue any derivative instruments for trading purposes.

As a component of its investment strategy and to reduce its exposure to interest rate risk, the Company utilizes interest rate swap agreements.  Interest rate swap agreements are agreements to exchange with a counter-party interest rate payments of differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal) as an economic hedge against interest rate changes. No cash is exchanged at the outset of the contract and no principal payments are made by either party.  A single net payment is usually made by one counter-party at each interest payment date. The net payment is recorded as a component of derivative income. Because the underlying principal is not exchanged, the Company's maximum exposure to counter-party credit risk is the difference in payments exchanged.  The fair value of swap agreements is included with derivative instruments - receivable or derivative instruments - payable in the accompanying balance sheet.

The Company utilizes payer swaptions to hedge exposure to interest rate risk.  Swaptions give the buyer the option to enter into an interest rate swap per the terms of the original swaption agreement.  A premium is paid on settlement date and no further cash transactions occur until the positions expire.  At expiration, the swaption either cash settles for value, settles into an interest rate swap, or expires worthless per the terms of the original swaption agreement. Swaptions are carried at fair value which is included in derivative instruments - receivable in the accompanying balance sheet and the change in value is offset to derivative income.

The Company utilizes over-the-counter (“OTC”) put options and exchange traded futures on the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) (“S&P”, “S&P 500”, and “Standard & Poor's” are trademarks of The McGraw Hill Companies, Inc. and have been licensed for use by the Company) and other indexes to hedge against stock market exposure inherent in the GMDB and living benefit features of the Company's variable annuities.  The Company also purchases OTC call options on the S&P 500 Index to economically hedge its obligation under certain fixed annuity contracts.  Options are carried at fair value and are included with derivative instruments - receivable in the Company’s balance sheet.

Standard & Poor’s indexed futures contracts are entered into for purposes of hedging fixed index products.  The interest credited on these 1-, 5-, 7- and 10-year term products is based on the changes in the S&P 500 Index.  On the trade date, an initial cash margin is exchanged.  Daily cash is exchanged to settle the daily variation margin and the offset is recorded in derivative income.

The Company issues annuity contracts that contain a derivative instrument that is embedded in the contract.  Upon issuing the contract, the embedded derivative is separated from the host contract (annuity contract) and is carried at fair value.

On September 6, 2006 the Company entered into an agreement with the CARS Trust.  Through this agreement, the Company purchased a funded note, which is referenced through a credit default swap to the credit performance of a portfolio of corporate reference entities.  The Company entered into this credit structure for yield enhancement.  As the sole beneficiary of the CARS Trust, the Company is required to consolidate this trust under the requirements of FIN 46(R).  As a result of the consolidation, the Company has recorded in its balance sheet a credit default swap held by the CARS Trust.   At issue, the swap had a seven year term, maturing in 2013.  Under the terms of the swap, the CARS Trust will be required to make payments to the swap counterparty upon the occurrence of a credit event, with respect to any reference entity, that is in excess of the threshold amount specified in the swap agreement.  At December 31, 2008, the CARS Trust has not had to make any payments under the terms of the swap as the sum of all credit events has not exceeded the threshold amount.  At December 31, 2008 the fair value of the credit default swap is $(42.1) million.  Under the terms of the credit derivative, the maximum future payments the CARS Trust could be required to make is $55.0 million.  In the event the trust was required to make any payments under the swap, the underlying assets held by the trust would be liquidated to fund the payment.  If the disposition of these assets is insufficient to fund the payment calculated, then under the terms of the agreement, the cash settlement amount would be capped at the amount of the proceeds from the sale of the underlying assets.  As of December 31, 2008, the fair value of the assets held as collateral by the CARS Trust was $42.3 million.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

DERIVATIVES (continued)

From 2000 through 2002, the Company marketed GICs to unrelated third parties.  Each transaction is highly-individualized but typically involves the issuance of foreign currency denominated contracts backed by cross currency swaps or equity-linked cross currency swaps.  The combination of the currency swaps with interest rate swaps allows the Company to lock in U.S. dollar fixed rate payments for the life of the contract.

Included in derivative income are gains (losses) on the translation of foreign currency denominated GIC liabilities of $167.7 million, $45.5 million and $(90.2) million for the years ended December 31, 2008, 2007 and 2006, respectively.

The Company does not employ hedge accounting.  The Company believes that its derivatives provide economic hedges and the cost of formally documenting hedge effectiveness in accordance with the provisions of SFAS No.133 is not justified.  As a result, all changes in the fair value of derivatives are recorded in the current period operations as a component of derivative income.

Net derivative (loss) income for the years ended December 31 consisted of the following:

	2008	2007	2006

Net (expense) income on swap agreements	$(54,513)	$6,943	$(7,749)
Change in fair value of swap agreements (interest rate, currency, and equity)	(613,961)	(255,727)	8,392
Change in fair value of options, futures and embedded derivatives	(203,070)	55,660	8,446
Total derivative (losses) income	$(871,544)	$(193,124)	$9,089

The Company is required to pledge and receive collateral for open derivative contracts.  The amount of collateral required is determined by agreed upon thresholds with the counterparties.  The Company currently pledges cash and U.S. Treasury bonds to satisfy this collateral requirement.  At December 31, 2008 and 2007, $400.7 million and $132.9 million, respectively, of fixed maturities were pledged as collateral and are included with fixed maturities.

The Company’s underlying notional or principal amounts associated with open derivatives positions and the fair value of the (liability) asset were as follows for the years ended December 31:

	2008
	Notional	Fair Value
	Principal	(Liability)
	Amounts	Asset

Interest rate swaps	$14,036,100	$(881,867)
Currency swaps	408,773	50,554
Credit default swaps	55,000	(42,067)
Equity swaps	5,400	2,668
Currency forwards	-	-
Futures	1,991,840	(22,819)
Swaptions	1,150,000	1,863
S&P 500 index call options	1,166,148	17,125
S&P 500 index put options	591,385	107,305

Total	$19,404,646	$(767,238)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

DERIVATIVES (continued)

	2007
	Notional	Fair Value
	Principal	Asset
	Amounts	(Liability)

Interest rate swaps	$11,423,788	$(310,616)
Currency swaps	452,533	174,311
Credit default swaps	55,000	(6,915)
Equity swaps	71,656	19,361
Currency forwards	45	-
Futures	2,099,368	608
Swaptions	500,000	14
S&P 500 index call options	2,619,948	250,311
S&P 500 index put options	646,640	35,547

Total	$17,868,978	$162,621

5. FAIR VALUE MEASUREMENT

On January 1, 2008, the Company adopted SFAS No. 157.  SFAS No. 157 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.  SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  In determining fair value, the Company uses various methods including market, income and cost approaches.  The Company utilizes valuation techniques that maximize the use of observable inputs and minimizes the use of unobservable inputs.

The impact on January 1, 2008, of adopting SFAS No. 157 was a reduction to the value of the Company’s embedded derivative liabilities of $166.1 million.  This change is primarily a result of changes to the valuation assumptions regarding policyholder behavior, primarily lapses, as well as the incorporation of risk margins and the Company’s own credit standing in the valuation of embedded derivatives.

In compliance with SFAS No. 157, the Company has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three-level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Please refer to Note 8 regarding the valuation techniques utilized by the Company to measure the fair values included herein.  There were no changes to these techniques during the year ended December 31, 2008.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

5. FAIR VALUE MEASUREMENT (CONTINUED)

Financial assets and liabilities recorded at fair value on the Balance Sheets are categorized as follows:

Level 1

•	Unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuations include U.S. Treasury and agency securities, investments in publicly-traded mutual funds with quoted market prices and listed derivatives.

Level 2

•	Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. Government securities not backed by the full faith and credit of the Government, municipal bonds, structured notes and certain MBS and ABS, certain corporate debt, certain private equity investments and certain derivates.

Level 3

•
Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's own assumptions about the assumptions a market participant would use in pricing the asset or liability.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

5. FAIR VALUE MEASUREMENT (CONTINUED)

Generally, the types of assets and liabilities utilizing Level 3 valuations are certain MBS and ABS, certain corporate debt, certain private equity investments, certain mutual fund holdings and certain derivatives, including derivatives embedded in annuity contracts and funding agreements.

Fair Value Hierarchy

The following table presents the Company's categories for its assets measured at fair value on a recurring basis as of December 31, 2008:

	Level 1	Level 2	Level 3	Total
Assets
Available-for-sale fixed maturities
Asset-backed and mortgage-backed securities	$-	$54,793	$4,466	$59,259
Foreign government	-	472	-	472
States and political subdivisions	-	-	-
U.S. Treasury and agency securities	56,478	18,503	-	74,981
Corporate securities	-	531,420	7,888	539,308
Total available-for-sale fixed maturities	56,478	605,188	12,354	674,020

Trading fixed maturities
Asset-backed and mortgage-backed securities	-	1,771,382	462,253	2,233,635
Foreign governments	-	84,615	9,200	93,815
States and political subdivisions	-	528	-	528
U.S. Treasury and agency securities	445,732	57,373	-	503,105
Corporate securities	-	8,796,558	134,505	8,931,063
Total trading fixed maturities	445,732	10,710,456	605,958	11,762,146

Derivative instruments - receivable	-	724,435	2,668	727,103
Other invested assets	36,300	143,645	-	179,945
Cash and cash equivalents	1,624,149	-	-	1,624,149
Total investments and cash	2,162,659	12,183,724	620,980	14,967,363

Other assets
Separate account assets (1) (2)	376,709	18,957,344	801,873	20,135,926

Total assets measured at fair value on a recurring basis	$2,539,368	$31,141,068	$1,422,853	$35,103,289

(1) Pursuant to the conditions set forth in AICPA SOP 03-1, the value of separate account liabilities is set to equal the fair value for separate account assets.

(2) Excludes $395.8 million, primarily related to investment sales receivable, net of investment purchases payable, that are not subject to SFAS No. 157.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy (continued)

The following table presents the Company's categories for its liabilities measured at fair value on a recurring basis as of December 31, 2008:

	Level 1	Level 2	Level 3	Total
Liabilities
Other policy liabilities
Guaranteed minimum withdrawal benefit liability	$-	$-	$335,612	$335,612
Guaranteed minimum accumulation benefit liability	-	-	358,604	358,604
Derivatives embedded in reinsurance contracts	-	(50,792)	-	(50,792)
Fixed index annuities	-	-	106,619	106,619
Total other policy liabilities	-	(50,792)	800,835	750,043

Derivative instruments – payable	22,818	1,429,457	42,066	1,494,341

Other liabilities
Bank overdrafts	87,534	-	-	87,534

Total liabilities measured at fair value on a recurring basis	$110,352	$1,378,665	$842,901	$2,331,918

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

5. FAIR VALUE MEASUREMENT (CONTINUED)

The following table shows a reconciliation of the beginning and ending balances for assets and liabilities which are categorized as Level 3 for the year ended December 31, 2008:

Assets	Beginning balance	Total realized and unrealized gains (losses)		Purchases, issuances, and settlements (net)	Transfers in and/or (out) of level 3 (2)	Ending balance	Change in unrealized gains (losses) included in earnings relating to instruments still held at the reporting date
		Included in earnings	Included in other comprehensive income
Available-for-sale fixed maturities
Asset-backed and mortgage-backed securities	$ 4,330	(591)	(1,990)	-	2,717	4,466	-
Foreign government	-	-	-	-	-	-	-
States and political subdivisions	-	-	-	-	-	-	-
U.S. Treasury and agency securities	-	-	-	-	-	-	-
Corporate securities	9,039	583	(4,808)	(1,403)	4,477	7,888	-
Total available-for-sale fixed maturities	13,369	(8)	(6,798)	(1,403)	7,194	12,354	-

Trading fixed maturities
Asset-backed and mortgage-backed securities	1,085,287	(728,122)	-	38,480	66,608	462,253	(627,739)
Foreign governments	63,331	(1,250)	-	-	(52,881)	9,200	-
States and political subdivisions	-	-	-	-	-	-	-
U.S. Treasury and agency securities	-	-	-	-	-	-	-
Corporate securities	134,446	(37,157)	-	(2,305)	39,521	134,505	(18,872)
Total trading fixed maturities	1,283,064	(766,529)	-	36,175	53,248	605,958	(646,611)

Derivative instruments – receivable	24,073	2,487	-	(24,255)	363	2,668	2,668
Other invested assets	-	-	-		-	-	-
Cash and cash equivalents	-	-	-		-	-	-
Total investments and cash	1,320,506	(764,050)	(6,798)	10,517	60,805	620,980	(643,943)

Other assets
Separate account assets (1)	1,752,495	(322,652)	-	192,166	(820,136)	801,873	(238,261)

Total assets measured at fair value on a recurring basis	3,073,001	(1,086,702)	(6,798)	202,683	(759,331)	1,422,853	(882,204)

(1)
The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities which results in a net zero impact on net income for the Company.

(2)	Transfer in and/or (out) of level 3 during the year ended December 31, 2008 are primarily attributable to changes in the observability of inputs used to price the securities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

5. FAIR VALUE MEASUREMENT (CONTINUED)

The following table shows a reconciliation of the beginning and ending balances for assets and liabilities which are categorized as Level 3 for the year ended December 31, 2008:
Liabilities	Beginning balance	Total realized and unrealized (gains) losses		Purchases, issuances, and settlements (net)	Transfers in and/or (out) of level 3	Ending balance	Change in unrealized (gains) losses included in earnings relating to instruments still held at the reporting date
		Included in earnings	Included in other comprehensive income

Other policy liabilities
Guaranteed minimum withdrawal benefit liability	10,151	296,048	-	29,413	-	335,612	297,426
Guaranteed minimum accumulation benefit liability	22,649	313,928	-	22,027	-	358,604	315,548
Derivatives embedded in reinsurance contracts	-	-	-	-	-	-	-
Fixed index annuities	392,017	(263,765)	-	(21,633)	-	106,619	(206,413)
Total other policy liabilities	424,817	346,211	-	29,807	-	800,835	406,561

Derivative instruments – payable	11,627	30,439	-	-	-	42,066	30,440

Total liabilities measured at fair value on a recurring basis	436,444	376,650	-	29,807	-	842,901	437,001

The FV Option

SFAS No. 159 provides entities the option to measure certain financial assets and financial liabilities at fair value with changes in fair value recognized in earnings each period.  SFAS No. 159 permits the FV option election on an instrument-by-instrument basis at initial recognition of an asset or liability or upon an event that gives rise to a new basis of accounting for that instrument.  The Company adopted SFAS No. 159 as of January 1, 2008.  The Company elected to apply the provisions of SFAS No. 159 for all fixed maturity securities attributable to certain life, health and annuity products, which had previously been designated as available-for-sale.  At December 31, 2007 such available-for-sale securities had a market value of $10.7 billion and an amortized cost of $11.1 billion, and are now classified as trading securities.

The Company adopted the FV option to more closely align the changes in the fair values of its derivative instruments, which are reported as a component of net derivative loss in the statement of operations, with the changes in the fair value of its fixed maturity investments, a significant portion of which are now reported as a component of net investment income in the statement of operations, due to the election of the FV option.  The Company does not employ hedge accounting for any of its derivative instruments.  The Company primarily uses interest rate swaps as part of its asset-liability management strategy, which generally experiences changes in fair value due to interest rate changes.  As such, the Company is attempting to mitigate earnings volatility by electing the FV option for a significant portion of its fixed maturity investment portfolio, which is expected to experience inverse movements in fair value related to interest rate changes.  Additionally, this election provides greater accounting consistency with the Parent and SLF, and will make it possible for the Company to employ different investment strategies in the future, whereby portfolio trading will not influence the Company’s accounting.

In accordance with SFAS No. 159 and SFAS No. 95, “Statement of Cash Flows (as amended),” the Company has changed the presentation of purchases and sales of its fixed maturity securities previously designated as trading in the statement of cash flows, which supports the nature and purpose for which those securities were acquired, which was to not sell them in the near term.  The prior period cash flow has been reclassified to conform to this change.  Purchases and sales of these securities are reported gross in the investing section of the statement of cash flows.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

5. FAIR VALUE MEASUREMENT (CONTINUED)

The FV Option (continued)

Investment income for both trading and available-for-sale fixed maturities is recognized when earned, including amortization of any premium or accrual of any discount, and the effect of estimated principal repayments, if applicable.  Investment income is reported as a component of net investment income in the statement of operations.

As a result of adoption of SFAS No. 159, the Company recorded an increase to opening accumulated other comprehensive income and a related decrease to opening retained earnings of $88.4 million, related to the unrealized loss on investments, net of DAC, VOBA, policyholder liabilities, and tax effects at January 1, 2008, the date of adoption.
6. NET REALIZED INVESTMENT LOSSES

Net realized investment losses on available-for-sale fixed maturities and other investments consisted of the following for the years ended December 31:

	2008	2007	2006

Fixed maturities	$ 2,162	$ (4,107)	$ (53,120)
Equity securities	-	395	519
Mortgage and other loans	360	780	1,543
Real estate	431	-	-
Other invested assets	175	(32)	(19)
Other-than-temporary impairments	(41,864)	(68,092)	(6,329)
Sales of previously impaired assets	495	10,008	12,895

Net realized investment losses	$ (38,241)	$ (61,048)	$ (44,511)

7. NET INVESTMENT (LOSS) INCOME

Net investment (loss) income by asset class consisted of the following for the years ended December 31:

	2008	2007	2006

Fixed maturities - Interest and other income	$ 930,217	$ 998,246	$ 1,073,114
Fixed maturities - Change in fair value and net realized (losses) gains on trading securities	(3,143,862)	(83,743)	15,608
Mortgages and other loans	134,963	153,228	135,515
Real estate	8,575	9,347	10,460
Policy loans	44,601	43,708	44,516
Assumed under funds withheld reinsurance agreements	295,409	27,477	-
Ceded under funds withheld reinsurance agreements	(63,513)	(78,246)	(96,984)
Other	23,604	44,426	38,858
Gross investment (loss) income	(1,770,006)	1,114,488	1,221,087
Less: Investment expenses	19,829	15,896	15,006
Net investment (loss) income	$ (1,789,835)	$ 1,098,592	$ 1,206,081

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

7. NET INVESTMENT (LOSS) INCOME (CONTINUED)

Investment income on funds withheld reinsurance portfolios is included as a component of net investment income and is accounted for consistent with the policies outlined in Note 1.

The assumed and ceded investment income relates to certain funds withheld reinsurance agreements. The $267.9 million increase in assumed investment income during 2008 as compared to 2007 relates to the funds withheld reinsurance agreement between Sun Life Vermont, a subsidiary of the Company, and SLOC.  This reinsurance agreement was effective during the fourth quarter of 2007.  The $14.7 million decrease in ceded investment income during 2008 as compared to 2007, primarily relates to the funds withheld reinsurance agreement between the Company and SLOC.

8.  FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107, “Disclosure about Fair Value of Financial Instruments,” excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements.  The fair value amounts presented herein do not include the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products or other intangible items.  Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value to the Company.  Likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

	2008		2007
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
Financial assets:
Cash and cash equivalents	$ 1,624,149	$ 1,624,149	$ 1,169,701	$ 1,169,701
Fixed maturities	12,436,166	12,436,166	15,370,241	15,370,241
Mortgages	2,083,003	2,083,089	2,318,341	2,324,351
Derivative instruments -receivables	727,103	727,103	609,261	605,058
Policy loans	729,407	768,658	712,633	712,633
Other invested assets	179,945	179,945	533,476	533,476
Separate accounts	20,531,724	20,531,724	24,996,603	24,996,603

Financial liabilities:
Contractholder deposit funds and other policy liabilities	14,292,665	13,256,964	15,716,209	14,060,467
Derivative instruments - payables	1,494,341	1,494,341	446,640	442,437
Long-term debt to affiliates	1,998,000	1,998,000	1,945,000	1,945,000
Other liabilities	87,534	87,534	105,154	105,154
Separate accounts	20,531,724	20,531,724	24,996,603	24,996,603

The following methods and assumptions were used by the Company in determining the estimated fair value of its financial instruments:

Interest receivable on the above financial instruments is stated at carrying value which approximates fair value.

Cash and cash equivalents: The carrying value for cash and cash equivalents approximates fair values due to the short-term nature and liquidity of the balance.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

8. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Fixed maturities: The Company determines the fair value of its publicly traded fixed maturities using four primary pricing methods: third-party pricing services, non-binding broker quotes, pricing matrices, and pricing models.  Prices are first sought from third-party pricing services; the remaining unpriced securities are priced using one of the remaining three methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing matrices and models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.  The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as CMOs, CMBS, and ABS, are priced using a matrix, fair value model or independent broker quotations.  CMBS securities, which are a subset of the Company's CMO holdings, are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  Other CMOs and ABS are priced using matrices, models and independent broker quotations.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, MBS, CMBS, and CMOs.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately placed fixed maturities, fair values are estimated using matrices, which take into account credit spreads for publicly traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately placed fixed maturities are also priced using market prices or broker quotes.

Mortgages: The fair values of mortgage and other loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivative instruments, receivables and payables: The fair values of swaps are based on current settlement values, dealer quotes and market prices.  Fair values for options and futures are also based on dealer quotes and market prices.

Policy loans:  The fair value of policy loans is determined by estimating future cash flows, discounted at the current average policy loan rate.

Other invested assets:  This financial instrument primarily consists of certain cash instruments and fixed maturity securitites, which were purchased using cash collateral related to a securities lending program in which the Company participates.  The fair value of the cash instrument is consistent with the method used in calculating the fair value of the cash and cash equivalents, as described above.  The pricing methods used for the fixed maturity securities component of the securities lending is as explained in the fair value of fixed maturities above.

Separate accounts, assets and liabilities: The estimated fair value of assets held in separate accounts is based on quoted market prices.  The fair value of liabilities related to separate accounts is the amount payable on demand, which excludes surrender charges.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

8. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Contractholder deposit funds and other policy liabilities: The fair values of the Company's general account insurance reserves and contractholder deposits under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value.  The fair values of other deposits with future maturity dates are estimated using discounted cash flows.  The fair values of S&P 500 Index and other equity-linked embedded derivatives are produced using standard derivative valuation techniques.  GMABs or GMWBs are considered to be derivatives under SFAS No. 133 and are included in contractholder deposit funds.  Prior to the adoption of SFAS No. 157, the fair value of the embedded derivatives was calculated stochastically using risk neutral scenarios over a fifty-year projection.  Policyholder assumptions were based on experience studies and industry standards.  Consistent with the provisions of SFAS No. 157, effective January 1, 2008, the Company began incorporating risk margins and the Company’s own credit standing, as well as changes in assumptions regarding policyholder behavior, in the calculation of the fair value of embedded derivatives.

Long term debt: The fair value of notes payable and other borrowings is based on future cash flow discounted at the stated interest rate, considering all appropriate terms of the related agreements. Due to provisions included in such agreements, whereby the issuer of the notes has the ability to call each note at par with appropriate approvals, the fair value is equal to par value.

Other liabilities:  This financial instrument consists of issued checks and transmitted wires that have not been cashed and processed in the Company’s bank accounts at the end of the reporting period.  The fair value of other liabilities is consistent with the method used in calculating the fair value of the cash and cash equivalents, as described above.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

9. REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders.  The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement.  To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk.  Management believes that any liability from this contingency is unlikely.

The effects of the Company’s reinsurance agreement were as follows:

	For the Years Ended December 31,
	2008	2007	2006
Premiums and annuity considerations:
Direct	$ 67,938	$ 62,645	$ 61,713
Assumed	58,961	50,986	-
Ceded	(4,166)	(3,015)	(2,521)
Net premiums and annuity considerations	$ 122,733	$ 110,616	$ 59,192

Policyowner benefits:
Direct	$ 482,737	$ 260,008	$ 197,872
Assumed	95,086	30,430	-
Ceded	(134,306)	(60,953)	(40,902)
Net policyowner benefits:	$ 443,517	$ 229,485	$ 156,970

Commission and expense:
Direct	$ 13,203	$ 5,617	$ 25,175
Assumed	28,490	7,521	-
Ceded	(9,560)	(502)	(200)
Net commission and expense	$ 32,133	$ 12,636	$ 24,975

Interest Credited:
Direct	$ 601,435	$ 693,665	$ 705,943
Assumed	38,834	14,075	8,749
Ceded	(78,643)	(77,917)	(81,287)
Net interest credited	$ 561,626	$ 629,823	$ 633,405

Fee and other income:
Direct	$ 608,066	$ 599,132	$ 477,600
Assumed	114,762	4,495	-
Ceded	(158,075)	(123,723)	(78,978)
Net fee and other income	$ 564,753	$ 479,904	$ 398,622

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

9. REINSURANCE (CONTINUED)

A brief discussion of the Company’s significant reinsurance agreements by business segment follows.  (See Note 17 for additional information on the Company's business segments).

Wealth Management Segment

The Wealth Management Segment manages a closed block of single premium whole life (“SPWL”) insurance policies, a retirement-oriented tax-advantaged life insurance product.  The Company discontinued sales of SPWL policies in response to certain tax law changes in the 1980s.  The Company had SPWL policyholder balances of approximately $1.6 billion as of December 31, 2008 and 2007.  On December 31, 2003, this entire block of business was reinsured on a funds withheld coinsurance basis with SLOC, an affiliate.

Related to this agreement, the Company held the following assets and liabilities at December 31:

	2008	2007
Assets
Reinsurance receivables	$1,560,946	$1,591,315
Other assets	38,998	6,380

Liabilities
Contractholder deposit funds and other policy liabilities	1,428,331	1,591,315
Reinsurance payable to an affiliate	1,509,989	1,574,516

The funds withheld assets are comprised of trading bonds and mortgages being managed by the Company.  The significant decline in the value of the funds withheld assets during the year ended December 31, 2008 increased the value of an embedded derivative which has been separated from the host reinsurance contract and recorded at fair value in the Company’s consolidated balance sheet.  The fair value of the embedded derivative reduced contractholder deposit funds and other policy liabilities by $130.6 million at December 31, 2008 and resulted in derivative income of $130.6 million for the year ended December 31, 2008.  Reinsurance payable to affiliates includes a funds withheld liability of $1,510.0 million and $1,534.0 million at December 31, 2008 and 2007.

By reinsuring the SPWL policies, the Company reduced net investment income by $60.3 million, $78.2 million and $97.0 million for the years ended December 31, 2008, 2007 and 2006, respectively.  The Company also reduced interest credited by $74.8 million, $74.8 million and $76.0 million for the years ended December 31, 2008, 2007 and 2006, respectively.  In addition, the Company increased net investment income, relating to an experience rating refund under the reinsurance agreement with SLOC, by $5.3 million, $8.9 million and $13.0 million for the years ended December 31, 2008, 2007 and 2006, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

9. REINSURANCE (CONTINUED)

Individual Protection Segment

The Company has agreements with SLOC and several unrelated companies, which provide for reinsurance of portions of the net-amount-at-risk under certain individual variable universal life, UL, individual private placement variable universal life, bank owned life insurance (“BOLI”), and corporate owned life insurance (“COLI”) policies. These amounts are reinsured on either a monthly renewable or a yearly renewable term basis.  In accordance with these agreements, fee income was reduced by $80.0 million, $21.6 million and $37.8 million for the years ended December 31, 2008, 2007 and 2006, respectively.

Pursuant to a reinsurance agreement with SLOC that was effective November 8, 2007, Sun Life Vermont will fund AXXX reserves, attributable to certain UL policies sold by SLOC through its United States branch (the “Branch”).  Sun Life Vermont is reinsuring, on a coinsurance basis, a 100% quota share of SLOC's risk on the UL policies covered under the reinsurance agreement.  New UL business issued through December 31, 2008 has been reinsured under this agreement.  Sun Life Vermont's obligations will be secured in part through a reinsurance trust and in part on a funds-withheld basis.  On November 8, 2007, pursuant to the reinsurance agreement, Sun Life Vermont recorded total assets of $576.9 million, including a funds withheld reinsurance receivable of $551.8 million, deferred costs of $22.4 million, and other assets of $2.8 million.  Total liabilities assumed on November 8, 2007 of $576.9 million consisted of $553.7 million in contractholder deposit account value, $20.4 million in future contract and policy benefits, and other liabilities of $2.8 million.  Under the reinsurance agreement, Sun Life Vermont held the following assets and liabilities at December 31:

	2008	2007
Assets
Reinsurance receivable for funds withheld	$1,105,722	$626,608
Reinsurance receivable for deferred costs	19,686	22,322

Liabilities
Contractholder deposit funds and other policy liabilities	813,387	580,613
Future contract and policy benefits	73,058	23,692
Other liabilities	12,004	33,150

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

9. REINSURANCE (CONTINUED)

Individual Protection Segment (continued)

Funds withheld assets comprised of trading bonds, mortgages and derivatives, amounting to $1,105.7 million and $626.6 million at December 31, 2008 and 2007, respectively, are being held in a separate trust account for the protection of policyholders and claimants of the Branch.  The Company recorded assumed investment income of $295.4 million and $27.5 million for the years ended December 31, 2008 and 2007, respectively.  The assets of the trust are managed by SLOC with all of the investment returns, net of expenses, inuring to the Company.  The funds withheld asset is reported as reinsurance receivable.  The coinsurance treaty with funds withheld gives rise to an embedded derivative requiring that it be separated from the host reinsurance contract.  The fair value of the embedded derivative increased contractholder deposit funds and other policy liabilities by $91.8 million and $3.1 million at December 31, 2008 and 2007, respectively.  Included in derivative income are losses of $88.7 million and $3.1 million for the years ended December 31, 2008 and 2007, respectively, related to the embedded derivative.

In addition, the reinsurance agreement between SLOC and Sun Life Vermont has increased revenues by approximately $321.2 million and $29.7 million for the years ended December 31, 2008 and 2007, respectively, and increased expenses by $134.0 million and $14.1 million for the years ended December 31, 2008 and 2007, respectively.

Effective December 31, 2007, SLNY entered into a reinsurance agreement with SLOC under which SLOC will fund AXXX reserves, attributable to certain UL policies sold by SLNY.  Under this agreement SLNY ceded, and SLOC assumed, on a funds withheld 90% coinsurance basis certain in-force policies at December 31, 2007.  Future new business will also be reinsured under this agreement.  Related to this agreement, SLNY held the following assets and liabilities at December 31:

	2008	2007
Assets
Reinsurance receivables	$77,628	$117,293
Other assets	2,676	-

Liabilities
Contractholder deposit funds and other policy liabilities	63,210	66,170
Future contract and policy benefits	3,162	3,974
Reinsurance payable to an affiliate	140,832	117,367
Other liabilities	1,057	-

Reinsurance payable to an affiliate includes a funds withheld liability of $89.4 million and $71.6 million at December 31, 2008 and 2007, respectively; and, a deferred gain of $51.4 million and $45.7 million at December 31, 2008 and 2007, respectively.  The funds withheld assets comprised of trading bonds and mortgages being managed by the Company.  The coinsurance treaty with funds withheld gives rise to an embedded derivative requiring that it be separated from the host reinsurance contract.  The fair value of the embedded derivative reduced contractholder deposit funds and other policy liabilities by $12.0 million at December 31, 2008 and resulted in derivative income of 12.0 million for the year ended December 31, 2008.

In addition, the reinsurance agreement between SLOC and SLNY has decreased revenues by $9.7 million and decreased expenses by $11.5 million for the year ended December 31, 2008.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

9. REINSURANCE (CONTINUED)

Group Protection Segment

The Company, through its subsidiary, SLNY, has several agreements with unrelated companies whereby the unrelated companies reinsure the mortality and morbidity risks of certain of the Company’s group contracts.

The Company, through its subsidiary, SLNY, has also an agreement, effective May 31, 2007, to assume the net risks of SLHIC’s New York issued contracts.  At December 31, 2008, SLNY held policyholder liabilities of $32.8 million related to this agreement. In addition, the activities related to the reinsurance agreement have increased revenues by $59.0 million and $51.0 million for the years ended December 31, 2008 and 2007, respectively, and increased expenses by $48.6 million and $34.6 million for the years ended December 31, 2008 and 2007, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

10.  RETIREMENT PLANS

Prior to the December 31, 2008 merger of plans described below, the Company sponsored three non-contributory defined benefit pension plans for its employees and certain affiliated employees.  These plans were the staff qualified pension plan (“staff pension plan”), the agents’ qualified pension plan (“agents’ pension plan”) and the staff nonqualified pension plan (“UBF plan”) (collectively, the “Pension Plans”).  Expenses are allocated to participating companies based in a manner consistent with the allocation of employee compensation expenses.  The Company's funding policies for the staff pension plan is to contribute amounts which at least satisfy the minimum amount required by the Employee Retirement Income Security Act of 1974 (“ERISA”).  Most pension plan assets consist of separate accounts of SLOC or other insurance company contracts.

Effective December 31, 2008, the agents’ pension plan was merged into the staff pension plan. The plan merger resulted in a transfer from the agents’ pension plan to the staff pension plan of a projected benefit obligation of $8.8 million and plan assets of $28.3 million. The plan merger did not change the provisions of the agents’ pension plan.

Until the funding requirements for the 2009 plan year under the Pension Protection Act of 2006 are determined in April of 2009, the Company is not expected to make contributions to the staff pension plan in 2009.  The Company will be required to make a contribution for the 2009 plan year by September 2010.

Effective November 7, 2007, IFMG ceased to be an affiliated employer under the staff pension plan, when IFMG was sold by the Parent. As of that date, the staff pension plan was amended to allow IFMG to continue as a participating employer. Effective December 9, 2008 the staff pension plan was amended to eliminate IFMG as a participating employer.

Effective January 1, 2007, the agents’ pension plan was amended for a cost of living adjustment for eligible participants.

The Company sponsors a postretirement benefit plan for its employees and certain affiliated employees providing certain health, dental and life insurance benefits for retired employees and dependents (the “Other Post Retirement Benefit Plan”).  Expenses are allocated to participating companies based on the number of participants.  Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition.  Life insurance benefits are generally set at a fixed amount.

On May 31, 2007, as part of Sun Life Financial’s acquisition of EBG, the Company provided prior service credit under its retiree medical plan to the transferred EBG employees not currently eligible for those benefits under the corresponding Genworth plan.  Additionally, as part of the acquisition, the fair value of the liabilities assumed by the Company included the unfunded accumulated postretirement benefit obligation (“APBO”) attributable to the prior service cost associated with the transferred EBG employees.  The final purchase price was adjusted at May 31, 2007, to settle the unfunded APBO undertaken by the Company.

On September 29, 2006, the FASB issued SFAS No. 158, which requires recognition of the overfunded or underfunded status of pension and other postretirement benefit plans on the balance sheet.  The measurement date – the date at which the benefit obligation and plan assets are measured – is required to be the Company's fiscal year end.  The Company adopted the balance sheet recognition provisions of SFAS No. 158 at December 31, 2006 and adopted the year end measurement date provisions effective January 1, 2008.  The adoption of the year-end measurement date provisions resulted in a net of tax cumulative-effect decrease of $0.3 million to the Company’s January 1, 2008, other comprehensive income (“OCI”).

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

10.  RETIREMENT PLANS (CONTINUED)

The following tables set forth the change in the Pension Plans’ and Other Post Retirement Benefit Plan’s projected benefit obligations and assets, as well as information on the plans’ funded status at December 31:

	Pension Plans		Other Post Retirement Benefit Plan
	2008	2007	2008	2007
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$ 262,757	$ 261,380	$ 52,229	$ 45,852
Effect of eliminating early measurement date	1,982	-	705	-
Service cost	3,520	4,108	1,616	1,234
Interest cost	16,617	15,754	3,332	2,915
Actuarial (gain) loss	(3,424)	(11,210)	(6,729)	213
Benefits paid	(10,550)	(8,577)	(2,266)	(2,979)
Plan amendments	-	1,302	-	-
Federal subsidy	-	-	225	194
Unfunded APBO as a result of EBG acquisition	-	-	-	4,800
Projected benefit obligation at end of year	$ 270,902	$ 262,757	$ 49,112	$ 52,229

	Pension Plans		Other Post Retirement Benefit Plan
	2008	2007	2008	2007
Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$ 291,824	$ 269,712	$ -	$ -
Effect of eliminating early measurement date	1,981	-	-	-
Employer contributions	-	-	2,266	2,979
Other	350	(262)	-	-
Actual return on plan assets	(88,094)	30,951	-	-
Benefits paid	(10,550)	(8,577)	(2,266)	(2,979)
Fair value of plan assets at end of year	$ 195,511	$ 291,824	$ -	$ -

	Pension Plans		Other Post Retirement Benefit Plan
	2008	2007	2008	2007
Information on the funded status of the plan:
Funded status	$ (75,391)	$ 29,067	$ (49,112)	$ (52,229)
4th quarter contribution	-	(710)	-	532
(Accrued) prepaid benefit cost	$ (75,391)	$ 28,357	$ (49,112)	$ (51,697)

The accumulated benefit obligation for the Pension Plans at December 31, 2008 and 2007 was $263.1 million and $253.6 million, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

10.  RETIREMENT PLANS (CONTINUED)

The Pension Plans were underfunded at December 31, 2008.  For the year ended December 31, 2007, the UBF plan was underfunded. The following table provides information on the projected benefit obligation, accumulated benefit obligation and fair value of plan assets for pension plans with an accumulated benefit obligation in excess of plan assets as of December 31:

	Pension Plans	Pension Plans
	2008	2007
Projected benefit obligations	$ 270,902	$ 27,277
Accumulated benefit obligation	263,142	25,138
Plan assets	195,511	-

The staff pension plan and agent’s pension plan were overfunded at December 31, 2007.

Amounts recognized in the Company’s consolidated balance sheets for the Pension Plans and Other Post Retirement Benefit Plan consist of the following, as of December 31:

	Pension Plans		Other Post Retirement Benefit Plan
	2008	2007	2008	2007
Other assets	$ -	$ 59,423	$ -	$ -
Other liabilities	(75,391)	(31,066)	(49,112)	(51,697)
	$ (75,391)	$ 28,357	$ (49,112)	$ (51,697)

Amounts recognized in the Company’s AOCI consist of the following:

	Pension Plans		Other Post Retirement Benefit Plan
	2008	2007	2008	2007
Net actuarial loss (gain)	$ 86,528	$ (22,103)	$ 5,563	$ 13,437
Prior service cost	4,109	4,529	(3,890)	(4,551)
Transition asset	(3,589)	(6,206)	-	-
	$ 87,048	$ (23,780)	$ 1,673	$ 8,886

The following table sets forth the effect on retained earnings and AOCI of eliminating the early measurement date:

	Pension Plans 2008	Other Post Retirement Benefit Plan 2008
Retained earnings	$ (1,346)	$ 1,334

Amounts amortized from AOCI:
Amortization of actuarial loss (gain)	$ 198	$ (229)
Amortization of prior service (cost) credit	(83)	132
Amortization of transition asset	524	-
Total amortization from AOCI	$ 639	$ (97)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

10.  RETIREMENT PLANS (CONTINUED)

The following table sets forth the components of the net periodic benefit cost and the Company’s share of net periodic benefit costs related to the Pension Plans and Other Post Retirement Benefit Plan for the years ended December 31:

	Pension Plans			Other Post Retirement Benefit Plan
	2008	2007	2006	2008	2007	2006
Components of net periodic (benefit) cost:
Service cost	$ 3,520	$ 4,108	$ 6,024	$ 1,616	$ 1,234	$ 1,311
Interest cost	16,617	15,754	15,065	3,332	2,915	2,967
Expected return on plan assets	(22,972)	(21,874)	(21,672)	-	-	-
Amortization of transition obligation asset	(2,093)	(2,093)	(2,093)	-	-	-
Amortization of prior service cost	337	337	266	(529)	(529)	(529)
Recognized net actuarial (gain) loss	(792)	(107)	437	916	912	1,450
Net periodic (benefit) cost	$ (5,383)	$ (3,875)	$ (1,973)	$ 5,335	$ 4,532	$ 5,199

The Company’s share of net periodic (benefit) cost	$ (5,383)	$ (3,875)	$ (1,973)	$ 4,638	$ 3,910	$ 4,501

The following table shows changes in the Company’s AOCI related to the Pension Plans and Other Post Retirement Benefit Plan for the following years:

	Pension Plans			Other Post Retirement Benefit Plan
	2008	2007	2006	2008	2007	2006
Net actuarial loss (gain) arising during the year	$ 107,641	$ (20,287)	$ (1,923)	$ (6,729)	$ 279	$ 14,070
Net actuarial gain (loss) recognized during the year	792	107	-	(916)	(912)	-
Prior service cost arising during the year	-	1,302	3,564	-	-	(5,080)
Prior service cost recognized during the year	(337)	(337)	-	529	529	-
Transition asset recognized during the year	2,093	2,093	-	-	-	-
Transition asset arising during the year	-	-	(8,299)	-	-	-
Change in effect of additional minimum liability	-	-	(2,834)	-	-	-
Total recognized in AOCI	110,189	(17,122)	(9,492)	(7,116)	(104)	8,990
Tax effect	(38,566)	5,993	3,322	2,491	36	(3,147)
Total recognized in AOCI, net of tax	71,623	(11,129)	(6,170)	(4,625)	(68)	5,843

Total recognized in net periodic benefit cost and other comprehensive income, net of tax	$ 66,240	$ (15,004)	$ (8,143)	$ 13	$ 3,842	$ 10,344

The estimated amounts that will be amortized from AOCI into net periodic benefit costs in 2009 are as follows:

	Pension Plans	Other Post Retirement Benefit Plan
Actuarial gain	$ 2,470	$ 379
Prior service cost	337	(529)
Transition asset	(2,093)	-
Total	$ 714	$ (150)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

10.  RETIREMENT PLANS (CONTINUED)

Assumptions

Weighted average assumptions used to determine benefit obligations for the Pension Plans and Other Post Retirement Benefit Plan were as follows:

	Pension Plans			Other Post Retirement Benefit Plan
	2008	2007	2006	2008	2007	2006
Discount rate	6.5%	6.35%	6.0%	6.5%	6.35%	6.0%
Rate of compensation increase	3.75%	4.0%	4.0%	n/a	n/a	n/a

Weighted average assumptions used to determine net benefit cost for the Pension Plans and Other Post Retirement Benefit Plan were as follows:

	Pension Plans			Other Post Retirement Benefit Plan
	2008	2007	2006	2008	2007	2006
Discount rate	6.35%	6.0%	5.8%	6.35%	6.0%	5.8%
Expected long term return on plan assets	8.0%	8.25%	8.75%	n/a	n/a	n/a
Rate of compensation increase	4.0%	4.0%	4.0%	n/a	n/a	n/a

The Company determines the expected long-term rate of return on plan assets by taking the weighted average return expectations based on the long-term return expectations and investment strategy then adjusted for the impact of rebalancing. The difference between actual and expected returns is recognized as a component of unrecognized gains/losses, which is recognized over the average remaining lifetime of inactive participants or the average remaining service lifetime of active participants in the plan, as provided by accounting standards.

In order to measure the Other Post Retirement Benefit Plan’s obligation for 2008, the Company assumed a 9% annual rate of increase in the per capita cost of covered healthcare benefits.  In addition, medical cost inflation is assumed to be 8.5% in 2009 and assumed to decrease gradually to 5.00% for 2014 and remain at that level thereafter.  Assumed healthcare cost trend rates have a significant effect on the amounts reported for the healthcare plans.  A one-percentage point change in assumed health care cost trend rates would have the following effect:

	1- Percentage-Point	1- Percentage-Point
	Increase	Decrease
Effect on post retirement benefit obligation	$ 3,608	$ (3,446)
Effect on total of service and interest cost	$ 434	$ (433)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

10.  RETIREMENT PLANS (CONTINUED)

Plan Assets

The asset allocation for the Company’s staff pension plan assets for 2008 measurement and staff pension plan and agents’ plan assets for 2007 measurement, and the target allocation for 2009, by asset category, are as follows:

	Target Allocation	Percentage of Plan Assets
Asset Category	2009	2008	2007
Equity Securities	60%	54%	65%
Debt Securities	25%	30%	26%
Commercial Mortgages	15%	16%	9%
Total	100%	100%	100%

The target allocations were established to reflect the Company’s investment risk posture and to achieve the desired level of return commensurate with the needs of the fund.  The target ranges are based upon a three to five-year time horizon and may be changed as circumstances warrant.

The portfolio of investments should, over a period of time, earn a gross annualized rate of return that:

1)	exceeds the assumed actuarial rate;
2)	exceeds the return of customized index created by combining benchmark returns in appropriate weightings based on an average asset mix of funds; and
3)	generates a real rate of return of at least 3% after inflation, and sufficient income or liquidity to pay retirement benefits on a timely basis.

The objective of the fund is to maximize the rate of return on assets over the long term. Safety of principal, credit quality and diversification are important considerations. Pursuant with this objective the fund will invest in a diversified portfolio of common stocks and fixed income investments. The fund is permitted to invest in derivative securities as long as the total derivatives exposure does not exceed 20% of the fund’s value.

Cash Flow

The Company does not expect to make contributions to the staff pension plan in 2009. However, the Company will contribute $1.3 million to the UBF plan in 2009.

The Company has estimated the following future benefit payments for the Pension Plans and the future benefit payments and expected federal subsidy for the Other Post Retirement Benefit Plan for the years 2009 through 2018:

		Other Post Retirement Benefit Plan’s
	Pension Plans’ Benefits	Benefits	Expected Federal Subsidy
2009	$ 10,109	$ 3,128	$ 224
2010	10,769	3,275	226
2011	11,594	3,448	227
2012	12,485	3,620	227
2013	13,261	3,831	223
2014 to 2018	80,720	23,054	982

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

10.  RETIREMENT PLANS (CONTINUED)

Savings and Investment Plan

The Company sponsors and participates in a savings plan that qualifies under Section 401(k) of the Internal Revenue Code (“the 401(k) Plan”) for which substantially all employees of at least age 21 are eligible to participate at date of hire. Under the 401(k) Plan, the Company matches, up to specified amounts, the employees’ contributions to the plan.

On September 21, 2005, the Board of Directors of the Company approved amendments pertaining to the 401(k) Plan including the following:

Effective January 1, 2006, the 401 (k) Plan also includes a retirement investment account that qualifies under Section 401(a) of the Internal Revenue Code (“the RIA”).  The Company contributes a percentage of the participant’s eligible compensation determined under the following chart based on the sum of the participant’s age and service on January 1 of the applicable plan year.

Age Plus Service	Company Contribution
Less than 40	3%
At least 40 but less than 55	5%
At least 55	7%

For RIA participants who are at least age 40 on January 1, 2006 and whose age plus service on January 1, 2006 equals or exceeds 45, the Company also contributes to the RIA from January 1, 2006 through December 31, 2015, a percentage of the participant’s eligible compensation determined under the following chart based on the participant’s age and service on January 1, 2006.

	Service
Age	Less than 5 years	5 or more years
At least 40 but less than 43	3.0%	5.0%
At least 43 but less than 45	3.5%	5.5%
At least 45	4.5%	6.5%

For RIA participants who did not become participants in the Other Post Retirement Benefit Plan before January 1, 2006, the Company made a one-time RIA contribution in January 2006 based on their applicable percentage from the first chart above as of January 1, 2006 and their eligible compensation paid during the period beginning on their hire date and ending on December 31, 2005.

The amount of the 2008 employer contributions under the 401(k) Plan for the Company and its affiliates was $22.7 million.  Amounts are allocated to affiliates based on their respective employees’ contributions.  The Company’s portion of the expense was $18.1 million, $16.1 million and $10.8 million for the years ended December 31, 2008, 2007 and 2006, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

11. FEDERAL INCOME TAXES

The Company accounts for current and deferred income taxes in the manner prescribed by SFAS No. 109.  A summary of the components of income tax (benefit) expense in the consolidated statements of operations for the years ended December 31 is as follows:

	2008	2007	2006
Income tax (benefit) expense:
Current	$(85,841)	$(108,526)	$(5,792)
Deferred	(773,142)	84,668	4,180

Total income tax benefit	$(858,983)	$(23,858)	$(1,612)

Federal income taxes attributable to the Company’s consolidated operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate at 35%. The Company's effective rate differed from the federal income tax rate as follows:

	2008	2007	2006

Expected federal income tax (benefit) expense	$(1,082,838)	$407	$26,838
Low income housing credit	(4,016)	(5,490)	(6,225)
Separate account dividend received deduction	(18,144)	(11,988)	(13,090)
Prior year adjustments/settlements	(7,279)	932	(8,396)
Valuation allowance	79,963	-	-
Goodwill impairment not deductible	176,885	-	-
FIN 48 adjustments/settlements	(932)	(6,375)	-
Other items	(2,628)	(1,775)	(844)

Federal income tax benefit	(858,989)	(24,289)	(1,717)
State income tax expense	6	431	105

Total income tax benefit	$(858,983)	$(23,858)	$(1,612)

The net deferred tax asset represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes. The components of the Company's net deferred tax asset as of December 31 were as follows:

	2008	2007
Deferred tax assets:
Actuarial liabilities	$194,253	$110,617
Net operating loss	98,958	-
Investments, net	1,331,665	230,416
Other	80,233	-
	1,705,109	341,033
Valuation allowance	(79,963)	-
Total deferred tax assets	1,625,146	341,033

Deferred tax liabilities:
Deferred policy acquisition costs	(768,301)	(322,461)
Other	-	(2,627)
Total deferred tax liabilities	(768,301)	(325,088)

Net deferred tax asset	$856,845	$15,945

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

11. FEDERAL INCOME TAXES (CONTINUED)

The Company’s net deferred tax asset of $856.8 million at December 31, 2008 is comprised of gross deferred tax assets, gross deferred tax liabilities and a valuation allowance.  The gross deferred tax assets are primarily related to realized and unrealized investment security losses, actuarial liabilities, as well as a current period net operating loss (“NOL”) which, if unutilized, will expire in 2023.

The Company recorded a valuation allowance of $79.9 million in the statement of operations relating to the tax benefits associated with realized investment impairment losses recorded during the third and fourth quarter of 2008.  Management has determined that it is not more likely than not that the losses will be utilized either against prior year capital gains or through the generation of future capital gains within the applicable carry-forward period.

The Company believes that it is more likely than not that the deferred tax assets related to the remaining unrealized investment losses will be realized due to the Company’s intent and ability to hold the related investment securities to recovery of value, whereby a capital loss will not be realized for tax purposes.  Based on the sufficient positive evidence available, specifically existing taxable temporary differences that will reverse in future periods and projected future taxable income, the Company also believes that it is more likely than not that the deferred tax assets for the NOL, tax reserves and other items will be realized.

The Company adopted FIN 48 on January 1, 2007.  FIN 48 establishes a comprehensive reporting model which addresses how a business entity should recognize, measure, present and disclose uncertain tax positions that the entity has taken or plans to take on a tax return.

As a result of the implementation of FIN 48, the Company recognized a decrease of $5.2 million in the liability for UTBs and related net interest, which was accounted for as an increase to its January 1, 2007 balance of retained earnings.  The liability for UTBs related to permanent and temporary tax adjustments, exclusive of interest, was $50.7 million and $63.0 million at December 31, 2008 and December 31, 2007, respectively.  Of the $50.7 million, $6.7 million represents the amount of UTBs that, if recognized, would favorably affect the Company’s effective income tax rate in future periods, exclusive of any related interest.  In addition, consistent with the provisions of FIN 48, the Company reclassified $78.3 million of income taxes from deferred tax liabilities to accrued expenses and taxes at December 31, 2008.

The net (decrease) increase in the tax liability for UTBs of $(12.4) million and $8.9 million in the years ended December 31, 2008 and 2007, respectively, resulted from the following:

	2008	2007
Balance at January 1	$63,043	$54,086
Gross increases related to tax positions in prior years	111,473	20,717
Gross decreases related to tax positions in prior years	(90,772)	(11,760)
Gross increases related to tax positions in current year	-	-
Settlements	(33,065)	-
Close of tax examinations/statutes of limitations	-	-

Balance at December 31	$50,679	$63,043

The Company has elected on a prospective basis, with the adoption of FIN 48, to recognize interest and penalties accrued related to UTBs in interest expense.  During the year ended December 31, 2008 and 2007, the Company recognized $3.4 million and $2.0 million, respectively, in gross interest related to UTBs.  The Company did not accrue any penalties.

While the Company expects the amount of unrecognized tax liabilities to change in the next twelve months, it does not expect the change to have a significant impact on its results of operations or financial position.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

11. FEDERAL INCOME TAXES (CONTINUED)

The Company files federal income tax returns and income tax returns in various state and local jurisdictions.  With few exceptions, the Company is no longer subject to examinations by the tax authorities in these jurisdictions for tax years before 2001.  In August 2006, the IRS issued a Revenue Agent’s Report for the Company’s 2001 and 2002 tax years.  The Company is currently at the Appeals Division of the IRS (“Appeals”) with respect to that two-year audit cycle.  In the first quarter of 2007, the IRS commenced an examination of the Company’s U.S. federal income tax returns for the tax years 2003 and 2004. In October 2008, the IRS issued a Revenue Agent’s Report for the Company’s tax years 2003 and 2004. The Company filed a protest and expects that it will be assigned to Appeals in 2009.  While the final outcome of the appeal and ongoing tax examinations is not determinable, the Company has adequate liabilities accrued as prescribed by FIN 48 and does not believe that any adjustments would be material to its financial position.

The Company will file a consolidated return with SLC -U.S. Ops Holdings for the year ended December 31, 2008 as the Company did for the years ended December 31, 2007 and 2006. The Company’s subsidiaries, INDY and Sun Life Vermont were included as part of the consolidation for the year ended December 31, 2007.  For the year ended December 31, 2007 and 2006, SLNY filed stand-alone federal income tax returns.  INDY filed a stand-alone federal income tax return for the year ended December 31, 2006.

The Company makes or receives payments under certain tax sharing agreements with SLC – U.S. Ops Holdings.  Under these agreements, such payments are determined based on the Company’s stand-alone taxable income (as if it were filing as a separate company) and based upon the SLC - U.S. Ops Holdings’ consolidated group’s overall taxable position.  Sun Life Vermont is subject to an adjustment in the amount payable or receivable under its Tax Allocation Agreement to the extent of a subsequent change in its stand-alone taxable income.  Sun Life Vermont is not required to pay SLC – U.S. Ops Holdings for changes in the consolidated federal tax liability that may result from changes in the timing of the utilization of Sun Life Vermont’s losses in the consolidated federal tax return.  The Company received income tax refunds of $113.2 million and $16.2 million in 2008 and 2007, respectively, and made income tax payments of $22.7 million in 2006.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

12.  LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses, which is related to the Company’s group life, group disability insurance, group dental and stop loss products is summarized below:

	2008	2007

Balance at January 1	$ 74,878	$ 36,689
Less reinsurance recoverable	(5,921)	(5,906)
Net balance at January 1	68,957	30,783
Incurred related to:
Current year	79,725	96,377
Prior years	(6,557)	(1,805)
Total incurred	73,168	94,572
Paid losses related to:
Current year	(53,615)	(47,531)
Prior years	(22,541)	(8,867)
Total paid	(76,156)	(56,398)

Balance at December 31	71,316	74,878
Less reinsurance recoverable	(5,347)	(5,921)

Net balance at December 31	$ 65,969	$ 68,957

The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and events occur which may impact the resolution of unsettled claims.  Changes in prior estimates are recorded in results of operations in the year such changes are made.

As a result of changes in estimates of insured events in prior years, the liability for unpaid claims and claims adjustment expense decreased by $6.6 million and $1.8 million in 2008 and 2007, respectively.  The favorable development experienced in both years was driven mainly by better than expected loss experience in group life.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

13.  LIABILITIES FOR CONTRACT GUARANTEES

The major provisions of AICPA SOP 03-1 that affect the Company require:

o	Establishment of reserves primarily related to death benefit and income benefit guarantees provided under variable annuity contracts;
o	Deferral of sales inducements that meet certain criteria, and amortization using the same method used for DAC; and,
o	Reporting and measuring the Company’s interest in its separate accounts as investments.

The Company offers various guarantees to certain policyholders including a return of no less than (a) total deposits made on the contract adjusted for any customer withdrawals, (b) total deposits made on the contract adjusted for any customer withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any customer withdrawals following the contract anniversary.  These guarantees include benefits that are payable in the event of death, upon annuitization, or at specified dates during the accumulation period of an annuity.

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2008:

Benefit Type	Account Balance	Net Amount at Risk [1]	Average Attained Age
Minimum Death	$ 12,627,787	$ 4,398,559	66.7
Minimum Income	$ 189,863	$ 130,177	60.8
Minimum Accumulation or Withdrawal	$ 4,961,237	$ 857,764	63.0

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2007:

Benefit Type	Account Balance	Net Amount at Risk [1]	Average Attained Age
Minimum Death	$ 17,771,546	$ 1,318,150	66.4
Minimum Income	$ 343,853	$ 43,233	60.3
Minimum Accumulation or Withdrawal	$ 5,321,780	$ 4,204	62.4

1 Net amount at risk represents the difference between guaranteed benefits and account balance.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

13.  LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

The following roll-forward summarizes the change in reserve for the GMDBs and GMIBs for the year ended December 31, 2008:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2008	$ 39,673	$ 4,817	$ 44,490

Benefit Ratio Change / Assumption Changes	193,678	15,867	209,545
Incurred guaranteed benefits	19,072	906	19,978
Paid guaranteed benefits	(58,226)	(3,244)	(61,470)
Interest	7,451	427	7,878

Balance at December 31, 2008	$ 201,648	$ 18,773	$ 220,421

The following roll-forward summarizes the change in reserve for the GMDBs and GMIBs for the year ended December 31, 2007:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2007	$ 39,923	$ 1,448	$ 41,371

Benefit Ratio Change / Assumption Changes	3,016	9,206	12,222
Incurred guaranteed benefits	24,841	704	25,545
Paid guaranteed benefits	(30,158)	(6,613)	(36,771)
Interest	2,051	72	2,123

Balance at December 31, 2007	$ 39,673	$ 4,817	$ 44,490

The liability for death and income benefit guarantees is established equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest less contract benefit payments.  The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges.  The benefit ratio may be in excess of 100%.  For guarantees in the event of death, benefits represent the current guaranteed minimum death payments in excess of the current account balance.  For guarantees at annuitization, benefits represent the present value of the minimum guaranteed annuity benefits in excess of the current account balance.

Projected benefits and assessments used in determining the liability for contract guarantees are developed using models and stochastic scenarios that are also used in the development of estimated expected future gross profits.  Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based upon factors such as eligibility conditions and the annuitant’s attained age.

The liability for guarantees is re-evaluated regularly, and adjustments are made to the liability balance through a charge or credit to policyholder benefits.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

13.  LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

Guaranteed minimum accumulation benefits (“GMABs”) and withdrawal benefits (“GMWBs”) are considered to be derivatives under SFAS No. 133 and are recorded at fair value through earnings. Prior to the adoption of SFAS No. 157, the fair value of the embedded derivatives was calculated stochastically using risk neutral scenarios over a fifty-year projection.  Policyholder assumptions were based on experience studies and industry standards.  Consistent with the provisions of SFAS No. 157, effective January 1, 2008, the Company began incorporating the following unobservable inputs in its calculation of the embedded derivatives:

Actively-Managed Volatility Adjustments - This component incorporates the basis differential between the observable implied volatilities for each index and the actively-managed funds underlying the variable annuity product.  The adjustment is based on historical actively-managed fund volatilities and historical weighted-average index volatilities.

Credit Standing Adjustment - This component makes an adjustment that market participants would make to reflect the non-performance risk associated with the embedded derivatives.  The adjustment is based on the published credit spread for insurance companies with a rating equal to the rating of the Company.

Behavior Risk Margin - This component adds a margin that market participants would require for the risk that the Company's best estimate policyholder behavior assumptions could differ from actual experience.  This risk margin is determined by taking the difference between the fair value based on adverse policyholder behavior assumptions and the fair value based on best estimate policyholder behavior assumptions, using assumptions the Company believes market participants would use in developing risk margins.

The net balance of GMABs and GMWBs constituted a liability in the amount of $694.2 million and $37.4 million at December 31, 2008 and 2007, respectively.

14. DEFERRED POLICY ACQUISITION COSTS

The changes in DAC for the years ended December 31 were as follows:

	2008	2007
Balance at January 1	$1,603,397	$1,234,206
Acquisition costs deferred	365,918	356,087
Amortized to expense during the year	893,086	(169,799)
Adjustment for unrealized investment losses during the year	-	182,903
Balance at December 31	$2,862,401	$1,603,397

See Note 1 for information regarding the deferral and amortization methodologies related to DAC.  The Company tests its DAC asset for future recoverability, and has determined that the asset is not impaired at December 31, 2008.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

15. VALUE OF BUSINESS AND CUSTOMER RENEWALS ACQUIRED

The changes in VOBA and VOCRA for the years ended December 31 were as follows:

	2008	2007
Balance at January 1	$51,806	$47,744
Amount capitalized due to acquisition of new business	-	23,854
Amortized to expense during the year	128,019	(19,322)
Adjustment for unrealized investment gains during the year	-	(470)
Balance at December 31	$179,825	$51,806

Additions to VOBA and VOCRA for the year ended December 31, 2007, were a result of the SLHIC to SLNY asset transfer, as described in Note 2.  VOBA transferred was $7.6 million and the value of customer renewals transferred was $16.2 million. Decreased actual gross profits in 2008 contributed to negative amortization and an increase to the VOBA asset.  The Company tests its VOBA asset for future recoverability, and has determined that the asset is not impaired at December 31, 2008.

16. CONSOLIDATING FINANCIAL INFORMATION

The following consolidating financial statements are provided in compliance with Regulation S-X of the U.S. Securities and Exchange Commission (the “SEC”) and in accordance with SEC Rule 12h-5.

The Company’s wholly-owned subsidiary, SLNY, sells, among other products, combination fixed and variable annuity contracts (the “Contracts”) in the State of New York.  These Contracts contain a fixed investment option, where interest is paid at a guaranteed rate for a specified period of time, and withdrawals made before the end of the specified period may be subject to a market value adjustment that can increase or decrease the amount of the withdrawal proceeds (the “fixed investment option period”).  Effective September 27, 2007, the Company provided a full and unconditional guarantee (the “guarantee”) of SLNY’s obligation related to the Contracts’ fixed investment option period related to policies currently in-force or sold on or after September 30, 2007.  The guarantee relieves SLNY of its obligation to file annual, quarterly, and current reports with the SEC on Form 10-K, Form 10-Q and Form 8-K.

In the following presentation of consolidating financial statements, the term “SLUS as Parent” is used to denote the Company as a stand-alone entity, isolated from its subsidiaries and the term “Other Subs” is used to denote the Company's other subsidiaries, with the exception of SLNY.  All consolidating financial statements are presented in thousands.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Operations
For the year ended December 31, 2008

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Revenues

Premiums and annuity considerations	$16,066	$106,667	$-	$-	$122,733
Net investment (loss) income (1)	(1,862,501)	(112,508)	185,174	-	(1,789,835)
Net derivative loss (2)	(573,399)	(32,059)	(266,086)	-	(871,544)
Net realized investment losses	(21,852)	(10,986)	(5,403)	-	(38,241)
Fee and other income	436,075	9,681	118,997	-	564,753
	(2,005,611)	(39,205)	32,682	-	(2,012,134)
Total revenues

Benefits and Expenses

Interest credited	483,769	45,129	32,728	-	561,626
Interest expense	60,887	(602)	46,492	-	106,777
Policyowner benefits	306,404	80,789	56,324	-	443,517
Amortization of DAC, VOBA and VOCRA (3)	(963,422)	(82,218)	24,614	-	(1,021,026)
Goodwill impairment	658,051	37,788	5,611	-	701,450
Other operating expenses	214,654	44,725	29,967	-	289,346

Total benefits and expenses	760,343	125,611	195,736	-	1,081,690

Loss before income tax benefit	(2,765,954)	(164,816)	(163,054)	-	(3,093,824)

Income tax benefit expense	(772,699)	(41,418)	(44,866)	-	(858,983)
Equity in the net loss of subsidiaries	(241,586)	-	-	241,586	-

Net loss	$(2,234,841)	$(123,398)	$(118,188)	$241,568	$(2,234,841)

(1)
SLUS’, SLNY’s and Other Subs’ net investment (loss) income includes a decrease in market value of $2,448.8 million, $154.9 million and $159.2 million, respectively, for the year ended December 31, 2008, related to the Company’s trading securities.

(2)
SLUS’ and SLNY’s net derivative loss for the year ended December 31, 2008 includes $165.8 million and $0.3 million, respectively, of income related to the Company’s adoption of SFAS No. 157, which is further discussed in Note 5.

(3)
SLUS’ and SLNY’s amortization of DAC, VOBA, and VOCRA for year ended December 31, 2008 includes $3.0 million and $0.2 million, respectively, of expenses related to the Company’s adoption of SFAS No. 157, which is further discussed in Note 5.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Operations
For the year ended December 31, 2007

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Revenues

Premiums and annuity considerations	$15,330	$95,286	$-	$-	$110,616
Net investment income (1)	941,185	94,309	63,098	-	1,098,592
Net derivative loss	(185,682)	(3,967)	(3,475)	-	(193,124)
Net realized investment losses	(57,547)	(3,487)	(14)	-	(61,048)
Fee and other income	445,248	26,648	8,008	-	479,904
Subordinated notes early redemption premium	-	-	25,578	-	25,578

Total revenues	1,158,534	208,789	93,195	-	1,460,518

Benefits and Expenses

Interest credited	571,309	51,390	7,124	-	629,823
Interest expense	75,052	74	26,406	-	101,532
Policyowner benefits	155,903	69,309	4,273	-	229,485
Amortization of DAC, VOBA and VOCRA	165,666	19,921	3,534	-	189,121
Other operating expenses	238,810	37,061	7,944	-	283,815
Partnership capital securities early redemption payment	-	-	25,578	-	25,578

Total benefits and expenses	1,206,740	177,755	74,859	-	1,459,354

(Loss) income before income tax (benefit) expense	(48,206)	31,034	18,336	-	1,164

Income tax (benefit) expense	(40,222)	10,231	6,133	-	(23,858)
Equity in the net income of subsidiaries	33,006	-	1,811	(34,817)	-

Net income	$25,022	$20,803	$14,014	$(34,817)	$25,022

(1)
SLUS’ and Other Subs’ net investment income includes a (decrease) increase in market value of $(89.2) million and $0.8 million, respectively, for the year ended December 31, 2007 related to the Company’s trading securities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Operations
For the year ended December 31, 2006

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Revenues

Premiums and annuity considerations	$20,870	$38,322	$-	$-	$59,192
Net investment income (1)	1,049,425	97,365	59,784	(493)	1,206,081
Net derivative income	8,596	-	-	493	9,089
Net realized investment losses	(38,327)	(6,081)	(103)	-	(44,511)
Fee and other income	375,144	21,083	2,395	-	398,622

Total revenues	1,415,708	150,689	62,076	-	1,628,473

Benefits and Expenses

Interest credited	573,178	56,379	3,848	-	633,405
Interest expense	79,637	-	51,157	8	130,802
Policyowner benefits	126,393	29,257	1,320	-	156,970
Amortization DAC, VOBA and VOCRA	380,760	18,422	-	-	399,182
Other operating expenses	207,903	22,988	551	(8)	231,434

Total benefits and expenses	1,367,871	127,046	56,876	-	1,551,793

Income before income tax (benefit) expense	47,837	23,643	5,200	-	76,680

Income tax (benefit) expense	(10,495)	7,410	1,473	-	(1,612)
Equity in the net income of subsidiaries	19,960	-	3,096	(23,056)	-

Net income	$78,292	$16,233	$6,823	$(23,056)	$78,292

(1)	SLUS’ net investment income includes a decrease in market value of $15.2 million for the year ended December 31, 2006 related to the Company’s trading securities

 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands except per share data)

For the years ended December 31, 2008, 2007 and 2006

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Balance Sheets at December 31, 2008

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company
ASSETS

Investments
Available-for-sale fixed maturities at fair value	$476,180	$148,124	$49,716	$-	$674,020
Trading fixed maturities at fair value	9,639,477	988,809	1,133,860	-	11,762,146
Investment in subsidiaries	450,444	-	-	(450,444)	-
Mortgage loans	1,911,114	171,889	-	-	2,083,003
Derivative instruments – receivable	727,103	-	-	-	727,103
Limited partnerships	78,289	-	-	-	78,289
Real estate	157,403	-	44,067	-	201,470
Policy loans	704,548	156	24,703	-	729,407
Other invested assets	206,902	4,529	-	-	211,431
Cash and cash equivalents	1,202,336	377,958	43,855	-	1,624,149
Total investments and cash	15,553,796	1,691,465	1,296,201	(450,444)	18,091,018

Accrued investment income	250,170	15,226	17,168	-	282,564
Deferred policy acquisition costs	2,555,042	233,401	73,958	-	2,862,401
Value of business and customer renewals acquired	169,083	10,742	-	-	179,825
Net deferred tax asset	910,344	22,627	-	(76,126)	856,845
Goodwill	-	7,299	-	-	7,299
Receivable for investments sold	6,743	430	375	-	7,548
Reinsurance receivable	1,872,687	82,976	1,120,952	-	3,076,615
Other assets	200,218	20,835	1,787	-	222,840
Separate account assets	19,797,280	690,524	43,920	-	20,531,724

Total assets	$41,315,363	$2,775,525	$2,554,361	$(526,570)	$46,118,679

LIABILITIES

Contractholder deposit funds and other policy liabilities	$15,351,097	$1,348,109	$846,515	$-	$17,545,721
Future contract and policy benefits	847,228	93,975	73,485	-	1,014,688
Payable for investments purchased	212,788	150,160	565	-	363,513
Accrued expenses and taxes	81,362	(21,325)	58,634	-	118,671
Deferred tax liability	-	-	76,126	(76,126)	-
Debt payable to affiliates	883,000	-	1,115,000	-	1,998,000
Reinsurance payable to affiliate	1,509,989	140,832	-	-	1,650,821
Derivative instruments – payable	1,327,126	-	167,215	-	1,494,341
Other liabilities	510,238	44,597	51,110	-	605,945
Separate account liabilities	19,797,280	690,524	43,920	-	20,531,724

Total liabilities	40,520,108	2,446,872	2,432,570	(76,126)	45,323,424

STOCKHOLDER’S EQUITY

Common stock	$6,437	$2,100	$2,542	$(4,642)	$6,437
Additional paid-in capital	2,872,242	389,963	209,749	(599,712)	2,872,242
Accumulated other comprehensive loss	(129,884)	(20,008)	(3,626)	23,634	(129,884)
Accumulated deficit	(1,953,540)	(43,402)	(86,874)	130,276	(1,953,540)

Total stockholder’s equity	795,255	328,653	121,791	(450,444)	795,255

Total liabilities and stockholder’s equity	$41,315,363	$2,775,525	$2,554,361	$(526,570)	$46,118,679

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands except in share data)

For the years ended December 31, 2008, 2007 and 2006

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Balance Sheets at December 31, 2007

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company
ASSETS

Investments
Available-for-sale fixed maturities at fair value	$10,157,376	$1,288,568	$57,286	$-	$11,503,230
Trading fixed maturities at fair value	3,288,671	-	578,340	-	3,867,011
Investment in subsidiaries	559,851	-	-	(559,851)	-
Mortgage loans	2,146,286	170,205	1,850	-	2,318,341
Derivative instruments – receivable	609,261	-	-	-	609,261
Limited partnerships	164,464	-	-	-	164,464
Real estate	157,147	-	44,630	-	201,777
Policy loans	686,099	118	26,416	-	712,633
Other invested assets	499,538	69,138	-	-	568,676
Cash and cash equivalents	415,494	65,901	688,306	-	1,169,701
Total investments and cash	18,684,187	1,593,930	1,396,828	(559,851)	21,115,094

Accrued investment income	268,732	15,245	6,386	-	290,363
Deferred policy acquisition costs	1,469,976	118,126	15,295	-	1,603,397
Value of business and customer renewals acquired	35,735	16,071	-	-	51,806
Net deferred tax asset	171,899	-	-	(155,954)	15,945
Goodwill	658,051	45,167	5,611	-	708,829
Receivable for investments sold	2,796	615	71	-	3,482
Reinsurance receivable	1,937,814	123,214	648,221	-	2,709,249
Other assets	278,573	32,877	155,221	(154,672)	311,999
Separate account assets	23,996,463	929,008	71,132	-	24,996,603

Total assets	$47,504,226	$2,874,253	$2,298,765	$(870,477)	$51,806,767

LIABILITIES

Contractholder deposit funds and other policy liabilities	$16,361,329	$1,285,259	$615,981	$-	$18,262,569
Future contract and policy benefits	706,657	93,001	23,930	-	823,588
Payable for investments purchased	169,606	635	28,969	-	199,210
Accrued expenses and taxes	169,532	22,915	85,290	(154,672)	123,065
Deferred tax liability	-	1,045	154,909	(155,954)	-
Debt payable to affiliates	945,000	-	1,000,000	-	1,945,000
Reinsurance payable to affiliate	1,574,517	117,367	-	-	1,691,884
Derivative instruments – payable	446,508	-	132	-	446,640
Other liabilities	704,467	107,458	76,136	-	888,061
Separate account liabilities	23,996,463	929,008	71,132	-	24,996,603

Total liabilities	45,074,079	2,556,688	2,056,479	(310,626)	49,376,620

STOCKHOLDER’S EQUITY

Common stock, $1,000 par value	$6,437	$2,100	$2,542	$(4,642)	$6,437
Additional paid-in capital	2,146,436	239,963	274,555	(514,518)	2,146,436
Accumulated other comprehensive loss	(92,403)	(11,924)	(1,333)	13,257	(92,403)
Retained earnings (Accumulated deficit)	369,677	87,426	(33,478)	(53,948)	369,677

Total stockholder’s equity	2,430,147	317,565	242,286	(559,851)	2,430,147

Total liabilities and stockholder’s equity	$47,504,226	$2,874,253	$2,298,765	$(870,477)	$51,806,767

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow
For the year ended December 31, 2008

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Operating Activities:
Net loss from operations	$(2,234,841)	$(123,398)	$(118,188)	$241,586	$(2,234,841)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Net amortization of premiums on investments	27,009	2,663	(1,301)	-	28,371
Amortization of DAC, VOBA and VOCRA	(963,422)	(82,218)	24,614	-	(1,021,026)
Depreciation and amortization	5,478	311	922	-	6,711
Net loss on derivatives	522,838	32,059	257,820	-	812,717
Net realized losses on available-for-sale investments	21,852	10,986	5,403	-	38,241
Changes in fair value of trading investments	2,448,822	154,926	159,145	-	2,762,893
Net realized losses on trading investments	324,369	30,622	25,978	-	380,969
Net change in unrealized and undistributed losses in private equity limited partnerships	(9,796)	-	-	-	(9,796)
Interest credited to contractholder deposits	483,769	45,129	32,728	-	561,626
Goodwill impairment	658,051	37,788	5,611	-	701,450
Investment in subsidiaries	241,586	-	-	(241,586)	-
Deferred federal income taxes	(680,276)	(15,318)	(77,549)	-	(773,143)
Changes in assets and liabilities:
Additions to DAC, VOBA and VOCRA	(254,761)	(27,648)	(83,277)	-	(365,686)
Accrued investment income	18,562	19	(10,782)	-	7,799
Net reinsurance receivable/payable	145,172	66,699	(472,731)	-	(260,860)
Future contract and policy benefits	140,571	898	49,555	-	191,024
Dividends received from subsidiaries	-	-	-	-	-
Other, net	29,356	122,486	101,318	-	253,160

Net cash provided by (used in) operating activities	924,339	256,004	(100,734)	-	1,079,609

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	89,468	6,440	5,849	-	101,757
Trading fixed maturities	1,469,669	194,980	143,849	-	1,808,498
Mortgage loans	258,736	15,202	20,672	-	294,610
Real estate	1,141	-	-	-	1,141
Other invested assets	629,692	64,482	(2,017)	-	692,157
Purchases of:
Available-for-sale fixed maturities	(107,709)	(14,027)	(7,738)	-	(129,474)
Trading fixed maturities	(1,005,670)	(258,714)	(910,759)	-	(2,175,143)
Mortgage loans	(23,285)	(16,650)	(19,000)	-	(58,935)
Real estate	(5,055)	-	(359)	-	(5,414)
Other invested assets	(122,447)	-	-	-	(122,447)
Net change in other investments	(285,810)	(64,154)	-	-	(349,964)
Net change in policy loans	(18,449)	(38)	1,713	-	(16,774)

Net cash provided by (used in) investing activities	$880,281	$(72,479)	$(767,790)	$-	$40,012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow (continued)
For the year ended December 31, 2008

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$1,744,752	$330,909	$114,438	$-	$2,190,099
Withdrawals from contractholder deposit funds	(3,262,864)	(348,243)	(5,351)	-	(3,616,458)
Additional capital contribution to subsidiaries	(150,000)	-	-	150,000	-
Debt proceeds	60,000	-	115,000	-	175,000
Repayments of debt	(122,000)	-	-	-	(122,000)
Capital contribution from parent	725,000	150,000	-	(150,000)	725,000
Other, net	(12,666)	(4,134)	(14)	-	(16,814)

Net cash used in financing activities	(1,017,778)	128,532	224,073	-	(665,173)

Net change in cash and cash equivalents	786,842	312,057	(644,451)	-	454,448

Cash and cash equivalents, beginning of period	415,494	65,901	688,306	-	1,169,701

Cash and cash equivalents, end of period	$1,202,336	$377,958	$43,855	$-	$1,624,149

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow
For the year ended December 31, 2007

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Operating Activities:
Net income from operations	$25,022	$20,803	$14,014	$(34,817)	$25,022
Adjustments to reconcile net income to net cash provided by operating activities:
Net amortization of premiums on investments	38,661	1,782	225	-	40,668
Amortization of DAC, VOBA and VOCRA	165,666	19,921	3,534	-	189,121
Depreciation and amortization	6,467	164	829	-	7,460
Net loss on derivatives	124,290	3,970	3,243	-	131,503
Net realized losses on available-for-sale investments	57,547	3,487	14	-	61,048
Changes in fair value of trading investments	89,159	-	(761)	-	88,398
Net realized gains on trading investments	(3,438)	-	(1,217)	-	(4,655)
Net change in unrealized and undistributed gains in private equity limited partnerships	(23,027)	-	-	-	(23,027)
Interest credited to contractholder deposits	571,309	51,390	7,124	-	629,823
Deferred federal income taxes	(114,110)	290	157,186	-	43,366
Equity in net income of subsidiaries	(33,006)	-	(1,811)	34,817	-
Changes in assets and liabilities:
DAC, VOBA and VOCRA additions	(304,466)	(56,650)	(18,825)	-	(379,941)
Accrued investment income	(2,591)	(120)	3,566	-	855
Net reinsurance receivable/payable	127,619	59	(94,517)	-	33,161
Future contract and policy benefits	3,184	39,436	23,930	-	66,550
Dividends received from subsidiaries	63,995	-	-	(63,995)	-
Other, net	(122,356)	4,931	(16,931)	-	(134,356)

Net cash provided by operating activities	669,925	89,463	79,603	(63,995)	774,996

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	3,847,569	337,825	67,386	-	4,252,780
Trading fixed maturities	608,231	-	120,402	-	728,633
Mortgage loans	314,620	40,526	-	-	355,146
Other invested assets	669,930	24	960	(3,231)	667,683
Redemption of subordinated note from affiliate	-	-	600,000	-	600,000
Purchases of:
Available-for-sale fixed maturities	(2,366,255)	(205,932)	14,346	-	(2,557,841)
Trading fixed maturities	(132,891)	-	(696,578)	-	(829,469)
Mortgage loans	(348,256)	(49,460)	(1,850)	-	(399,566)
Real estate	(3,590)	-	(15,849)	-	(19,439)
Other invested assets	(57,864)	(3,231)	-	3,231	(57,864)
Early redemption premium	-	-	25,578	-	25,578
Net change in other investing activities	(365,012)	3,231	-	-	(361,781)
Net change in policy loans	(13,546)	21	10,518	-	(3,007)

Net cash provided by investing activities	$2,152,936	$123,004	$124,913	$-	$2,400,853

Continued on next page

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow (continued)
For the year ended December 31, 2007

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$1,725,614	$180,702	$18,468	$-	$1,924,784
Withdrawals from contractholder deposit funds	(4,132,822)	(388,199)	(12,384)	-	(4,533,405)
Repayments of debt	(380,000)	-	(600,000)	-	(980,000)
Debt proceeds	-	-	1,000,000	-	1,000,000
Dividends paid to parent	-	-	(63,995)	63,995	-
Early redemption payment	-	-	(25,578)	-	(25,578)
Additional capital contributed to subsidiaries	(156,620)	-	156,620	-	-
Other, net	23,271	6,700	-	-	29,971

Net cash used in financing activities	(2,920,557)	(200,797)	473,131	63,995	(2,584,228)

Net change in cash and cash equivalents	(97,696)	11,670	677,647	-	591,621

Cash and cash equivalents, beginning of period	513,190	54,231	10,659	-	578,080

Cash and cash equivalents, end of period	$415,494	$65,901	$688,306	$-	$1,169,701

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow
For the year ended December 31, 2006

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Operating Activities:
Net income from operations	$78,292	$16,233	$6,823	$(23,056)	$78,292
Adjustments to reconcile net income to net cash provided by operating activities:
Net amortization of premiums on investments	53,995	3,956	801	-	58,752
Amortization of DAC and VOBA	380,760	18,422	-	-	399,182
Depreciation and amortization	4,008	-	600	-	4,608
Net gains on derivatives	(11,360)	-	-	(493)	(11,853)
Net realized losses on available-for-sale investments	38,328	6,081	102	-	44,511
Changes in fair value of trading investments	(15,235)	-	-	-	(15,235)
Net realized gains on trading investments	(373)	-	-	-	(373)
Net change in unrealized and undistributed gains in private equity limited partnerships	(29,120)	-	-	-	(29,120)
Interest credited to contractholder deposits	573,178	56,379	3,848	-	633,405
Deferred federal income taxes	(6,146)	10,193	133	-	4,180
Equity in net income of subsidiaries	(19,960)	-	(3,096)	23,056	-
Changes in assets and liabilities:
DAC additions	(238,986)	(23,909)	-	-	(262,895)
Accrued investment income	(32,925)	3,275	(61)	-	(29,711)
Net reinsurance receivable/payable	77,083	(20)	-	-	77,063
Future contract and policy benefits	(9,725)	3,106	-	-	(6,619)
Dividends received from subsidiaries	8,000	-	-	(8,000)	-
Other, net	39,943	(24,855)	(1,313)	493	14,268

Net cash provided by operating activities	889,757	68,861	7,837	(8,000)	958,455

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	5,041,508	757,662	73,020	-	5,872,190
Trading fixed maturities	2,172,797	-	-	-	2,172,797
Mortgage loans	218,849	29,415	-	-	248,264
Other invested assets	184,646	-	-	-	184,646
Purchases of:
Available-for-sale fixed maturities	(3,380,467)	(549,218)	(72,559)	-	(4,002,244)
Trading fixed maturities	(4,038,950)	-	-	-	(4,038,950)
Mortgage loans	(734,307)	(46,285)	-	-	(780,592)
Real estate	(20,464)	-	(155)	-	(20,619)
Other invested assets	(423,635)	(65,858)	-	-	(489,493)
Net change in other investing activities	333,669	65,845	-	-	399,514
Net change in policy loans	(9,979)	49	2,073	-	(7,857)

Net cash (used in) provided by investing activities	$(656,333)	$191,610	$2,379	$-	$(462,344)

Continued on next page

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow (continued)
For the year ended December 31, 2006

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$3,395,794	$121,837	$-	$2,507	$3,520,138
Withdrawals from contractholder deposit funds	(3,301,631)	(382,617)	(3,596)	(2,507)	(3,690,351)
Debt proceeds	200,000	-	-	-	200,000
Dividends paid to parent	(300,000)	-	(8,000)	8,000	(300,000)
Additional capital contributed to subsidiaries	(265)	-	265	-	-
Other, net	4,528	-	-	-	4,528

Net cash used in financing activities	(1,574)	(260,780)	(11,331)	8,000	(265,685)

Net change in cash and cash equivalents	231,850	(309)	(1,115)	-	230,426

Cash and cash equivalents, beginning of period	281,340	54,540	11,774	-	347,654

Cash and cash equivalents, end of period	$513,190	$54,231	$10,659	$-	$578,080

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

17. SEGMENT INFORMATION

As described below, the Company conducts business primarily in three operating segments and maintains a Corporate Segment to provide for the capital needs of the three operating segments and to engage in other financing related activities.  Each segment is defined consistently with the way results are evaluated by the chief operating decision-maker.

Net investment income is allocated based on segmented assets, including allocated capital, by line of business.  Allocations of operating expenses among segments are made using both standard rates and actual expenses incurred.  Management evaluates the results of the operating segments on an after-tax basis.  The Company does not depend on one or a few customers, brokers or agents for a significant portion of its operations.

Wealth Management

The Wealth Management Segment markets, sells and administers funding agreements, individual and group variable annuity products, individual and group fixed annuity products and other retirement benefit products.  These contracts may contain any of a number of features including variable or fixed interest rates and equity index options and may be denominated in foreign currencies.  The Company uses derivative instruments to manage the risks inherent in the contract options.  Additionally, the Company consolidates the CARS Trust as a component of the Wealth Management Segment.

Individual Protection

The Individual Protection Segment markets, sells and administers a variety of life insurance products sold to individuals and corporate owners of life insurance. The products include whole life, universal life and variable life products.

Group Protection

The Group Protection Segment markets, sells and administers group life, group long-term disability, group short-term disability, group dental and group stop loss insurance products to small and mid-size employers in the State of New York through the Company’s subsidiary, SLNY.

Corporate

The Corporate Segment includes the unallocated capital of the Company, its debt financing, its consolidated investments in VIEs, and items not otherwise attributable to the other segments.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

17. SEGMENT INFORMATION (CONTINUED)

The following amounts pertain to the various business segments:

	Year ended December 31, 2008

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$ (2,207,978)	$ 113,357	$ 102,827	$ (20,340)	$ (2,012,134)
Total expenditures	645,665	301,604	111,097	23,324	1,081,690
Loss before income tax benefit	(2,853,643)	(188,247)	(8,270)	(43,664)	(3,093,824)

Net loss	(2,017,095)	(122,220)	(5,335)	(90,191)	(2,234,841)

Total assets	$ 33,357,432	$ 12,154,968	$ 164,123	$ 442,156	$ 46,118,679

	Year ended December 31, 2007

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$ 1,087,817	$ 184,315	$ 97,657	$ 90,729	$ 1,460,518
Total expenditures	1,139,538	148,122	93,950	77,744	1,459,354
(Loss) income before income tax (benefit) expense	(51,721)	36,193	3,707	12,985	1,164

Net (loss) income	(19,734)	23,665	2,409	18,682	25,022

Total assets	$ 39,855,777	$ 10,767,117	$ 121,096	$1,062,777	$ 51,806,767

	Year ended December 31, 2006

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$ 1,386,626	$ 101,447	$ 39,833	$ 100,567	$ 1,628,473
Total expenditures	1,354,554	95,815	35,356	66,068	1,551,793
Income before income tax expense	32,072	5,632	4,477	34,499	76,680

Net income	39,857	3,801	2,910	31,724	78,292

Total assets	$ 41,485,295	$ 5,784,705	$ 78,838	$1,633,710	$ 48,982,548

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

18.  REGULATORY FINANCIAL INFORMATION

The Company and its insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on a statutory accounting basis prescribed or permitted by such authorities.  For the year ended December 31, 2008, the Company followed one permitted practice relating to the treatment of its deferred tax assets.  For the years ended December 31, 2007 and 2006, there were no permitted practices followed.  Statutory surplus differs from stockholder's equity reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, policy liabilities are based on different assumptions, investments are valued differently, post-retirement benefit costs are based on different assumptions, and deferred income taxes are calculated differently.  The Company’s statutory financials are not prepared on a consolidated basis.

At December 31, the Company and its insurance subsidiaries’ combined statutory capital and surplus and net (loss) income were as follows:

	Unaudited for the Years ended December 31,
	2008	2007	2006

Statutory capital and surplus	$ 1,949,215	$ 1,790,457	$ 1,610,425
Statutory net (loss) income	$ (1,431,516)	(913,114)	123,305

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

19. DIVIDEND RESTRICTIONS

The Company’s and its insurance company subsidiaries’ ability to pay dividends is subject to certain statutory restrictions.  Delaware, New York, Rhode Island, and Vermont, states in which the Company and its insurance company subsidiaries are domiciled, have enacted laws governing the payment of dividends to stockholders by domestic insurers.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without prior approval of the Delaware Commissioner of Insurance is limited to the greater of (i) ten percent of its statutory surplus as of the preceding December 31, or (ii) the individual company's statutory net gain from operations for the preceding calendar year.  Any dividends to be paid by an insurer from a source other than statutory surplus, whether or not in excess of the aforementioned threshold, would also require the prior approval of the Delaware Commissioner of Insurance.  The Company is permitted to pay dividends up to a maximum of $126.7 million in 2009 without prior approval from the Delaware Commissioner of Insurance.

In 2008 and 2007, the Company did not pay any dividends to the Parent.  In 2006, the Company’s board of directors approved and the Company paid a $300.0 million dividend to the Parent.

New York law permits a domestic stock life insurance company to distribute a dividend to its shareholders without prior notice to the New York Superintendent of Insurance, where the aggregate amount of such dividends in any calendar year does not exceed the lesser of: (i) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year, not including realized capital gains.  SLNY is permitted to pay dividends up to a maximum of $20.7 million in 2009 without prior approval from the New York Commissioner of Insurance.  No dividends were paid by SLNY during 2008, 2007 or 2006.

Rhode Island law requires prior regulatory approval for any dividend where the amount of such dividend paid during the preceding twelve-month period would exceed the lesser of (i) ten percent of the insurance company’s surplus as of the December 31 next preceding, or (ii) its net gain from operations, not including realized capital gains, for the immediately preceding calendar year, excluding pro rata distributions of any class of the insurance company’s own securities.  INDY is permitted to pay dividends up to a maximum of $2.8 million in 2009 without prior approval from the Rhode Island Commissioner of Insurance.  No dividends were paid by INDY during 2008, 2007 or 2006.

The Company’s Vermont domestic insurance company subsidiary, Sun Life Vermont, is permitted to pay dividends only to the extent that such dividends or distributions would not jeopardize its ability to fulfill its respective obligations pursuant to the reinsurance agreement with SLOC or any related transaction.  Sun Life Vermont may declare and pay dividends or distributions with respect to its common stock from its capital and surplus, subject to the following: (i) its total adjusted capital will equal or exceed 200% of its company action level risk-based capital after giving effect to the dividend or distribution and (ii) notice of each dividend or distribution is provided to the Vermont regulator within five days following the payment of the dividend or distribution.  No dividends were paid by Sun Life Vermont during 2008 and 2007.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

20. COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME

The components of accumulated other comprehensive (loss) income as of December 31, were as follows:

	2008	2007	2006
Unrealized (losses) gains on available-for-sale securities	$ (111,099)	$ (317,402)	$ 38,400
Changes in reserves due to unrealized losses on available-for-sale securities	-	(26,702)	(9,346)
Unrealized (losses) gains on pension and other postretirement plan adjustments	(88,721)	14,894	(2,332)
Changes in DAC due to unrealized losses (gains) on available-for-sale securities	-	189,687	(2,719)
Changes in VOBA due to unrealized gains on available-for-sale securities	-	-	470
Tax effect and other	69,936	47,120	(10,443)

Accumulated other comprehensive (loss) income	$ (129,884)	$ (92,403)	$ 14,030

21. COMMITMENTS AND CONTINGENCIES

Regulation and Regulatory Developments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants.  Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments.  Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Litigation, Income Taxes and Other Matters

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the dividends-received-deduction (the “DRD”) on separate account assets held in connection with variable annuity contracts.  Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD.  New DRD regulations that the IRS proposes for issuance on this matter will be subject to public comment, at which time the insurance industry and other interested parties will have the opportunity to raise comments and questions about the content, scope, and application of new regulations.  The timing, substance, and effective date of the new regulations are unknown, but they could result in the elimination of some or all of the separate account DRD tax benefit that the Company ultimately receives.  For the years ended December 31, 2008 and 2007, the financial statements reflect benefits of $24.5 million and $12.0 million, respectively, related to the separate account DRD.

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial position, results of operations or cash flows of the Company.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

21. COMMITMENTS AND CONTINGENCIES (CONTINUED)

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements.  The Company has also agreed to indemnify its directors and certain of its officers and employees in accordance with the Company’s by-laws.  The Company believes any potential liability under these agreements is neither probable nor estimatable. Therefore, the Company has not recorded any associated liability.

Lease Commitments

The Company leases various facilities and equipment under operating leases with terms of up to five years. As of December 31, 2008, minimum future lease payments under such leases were as follows:

2009	$ 301
2010	49
2011	-
Total	350

Total rental expense for the years ended December 31, 2008, 2007 and 2006 was $8.2 million, $9.4 million and $7.6 million, respectively.

The Company has two noncancelable sublease agreements that expire on June 30, 2009 and December 31, 2009.  As of December 31, 2008, the minimum future lease payment under the sublease agreements was $0.1 million.

22. SUBSEQUENT EVENTS

Effective January 1, 2009, the Company is required to prospectively adopt Statement of Statutory Accounting Principles (“SSAP”) No. 98, “Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43 - Loan-backed and Structured Securities.”  The Company anticipates that the effect of adopting SSAP No. 98 will decrease its statutory surplus between $150.0 million and $200.0 million.  After adoption, the Company expects its statutory surplus will continue to exceed minimum company action level requirements.

In January 2009, the Company undertook an action to reduce the Company’s cost structure and staffing levels due to the current economic environment.  The Company severed 143 employees and incurred $2.1 million in expenses in connection with this initiative.

In 2009, the Company received capital contributions totaling $623.7 million from the Parent.

After receiving regulatory approval, on February 11, 2009, the Company entered into a reinsurance agreement effective January 1, 2009 with Sun Life Reinsurance (Barbados) No. 3 Corp (“BarbCo 3”), an affiliate, to cede all of the risks associated with certain in-force corporate owned variable universal life and private placement variable universal life policies on a combination coinsurance, coinsurance with funds withheld basis and a modified coinsurance basis.  Future new business will also be ceded under this agreement.

BarbCo 3 paid an initial ceding commission to the Company of $41.5 million on February 11, 2009 and will pay a percentage of first year and single premiums as an ongoing ceding commission on a quarterly basis.  The funds withheld payable to BarbCo 3 and related reinsurance receivable at the inception of the transaction are $247.9 million and $329.2 million, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participants of Keyport Variable Account A and the Board of Directors of Sun Life Assurance Company of Canada (U.S.) (the “Sponsor”):

We have audited the accompanying statements of assets and liabilities of AIM VI Capital Appreciation Series I Sub-Account, AIM VI Core Equity Fund Sub-Account, AIM VI International Growth Fund Series I Sub-Account, Alger American Small Capitalization Portfolio Sub-Account, AllianceBernstein Global Technology Portfolio (B) Sub-Account, AllianceBernstein Growth & Income Portfolio (A) Sub-Account, AllianceBernstein Growth & Income Portfolio (B) Sub-Account, AllianceBernstein Growth Portfolio (B) Sub-Account, AllianceBernstein International Growth Portfolio (B) Sub-Account, AllianceBernstein Real Estate Investment Portfolio (A) Sub-Account, AllianceBernstein VPS Balanced Wealth Strategy (B) Sub-Account, AllianceBernstein VPS Intermediate Bond (A) Sub-Account, AllianceBernstein VPS Intermediate Bond (B) Sub-Account, U.S. Allocation Portfolio Sub-Account, Columbia Asset Allocation Fund, VS (A) Sub-Account, Columbia Asset Allocation Fund, VS (B) Sub-Account, Columbia Federal Securities Fund, VS (A) Sub-Account, Columbia Federal Securities Fund, VS (B) Sub-Account, Columbia High Yield Fund, VS (A) Sub-Account, Columbia High Yield Fund, VS (B) Sub-Account, Columbia International Fund, VS (A) Sub-Account, Columbia International Fund, VS (B) Sub-Account, Columbia Large Cap Growth Stock Fund, VS (A) Sub-Account, Columbia Large Cap Growth Stock Fund, VS (B) Sub-Account, Columbia Large Cap Value Fund, VS (A) Sub-Account, Columbia Large Cap Value Fund, VS (B) Sub-Account, Columbia Mid Cap Value Fund, VS (A) Sub-Account, Columbia Mid Cap Value Fund, VS (B) Sub-Account, Columbia Money Market Fund, VS (A) Sub-Account, Columbia S&P 500 Index Fund, VS (A) Sub-Account, Columbia S&P 500 Index Fund, VS (B) Sub-Account, Columbia Small Cap Value Fund, VS (A) Sub-Account, Columbia Small Cap Value Fund, VS (B) Sub-Account, Columbia Small Company Growth Fund, VS (A) Sub-Account, Columbia Strategic Income Fund, VS (A) Sub-Account, Columbia Strategic Income Fund, VS (B) Sub-Account, Fidelity VIP Equity Income Fund – SC2 Sub-Account, Fidelity VIP III Dynamic Capital Appreciation Fund – SC2 Sub-Account, Fidelity VIP III Growth Opportunities Fund – SC2 Sub-Account, Templeton Developing Markets Securities Fund 2 Sub-Account, MFS Bond Series IC Sub-Account, MFS Growth Series IC Sub-Account, MFS Growth Series SC Sub-Account, MFS Investors Growth Stock Series SC Sub-Account, MFS Investors Trust Series SC Sub-Account, MFS New Discovery Series SC Sub-Account, MFS Research Series IC Sub-Account, Rydex Consumer Products Fund Sub-Account, Rydex Energy Fund Sub-Account, Rydex Energy Services Fund Sub-Account, Rydex Financial Services Fund, VS (A) Sub-Account, Rydex Health Care Fund, VS (A) Sub-Account, Rydex OTC Fund Sub-Account, Rydex US Government Money Market Fund Sub-Account, Rydex VT S&P 500 2x Strategy Fund Sub-Account, Rydex Government Long Bond 1.2x Strategy Fund Sub-Account, Rydex VT Russell 2000 1.5x Strategy Fund Sub-Account, SC WMC Large Cap Growth Fund I Class Sub-Account, SC WMC Large Cap Growth Fund S Class Sub-Account, Wanger International Select Fund Sub-Account, Wanger International Small Cap Fund Sub-Account, Wanger Select Fund Sub-Account, and Wanger USA Fund Sub-Account of Keyport Variable Account A (collectively the "Sub-Accounts"), as of December 31, 2008, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended.  These financial statements are the responsibility of the Sponsor’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the asset managers.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2008, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
Boston, Massachusetts
April 24, 2009

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2008

Assets
Investments at fair value:	Shares	Cost	Value

AIM Variable Insurance Funds, Inc. :
AIM V.I. Capital Appreciation Fund Sub-Account ("AIM VI Capital Appreciation Series I")	337,691	$11,399,768	$5,703,607
AIM VI Core Equity Fund Sub-Account ("AIM VI Core Equity Fund")	399,826	9,960,750	7,896,557
AIM V.I. International Growth Fund Sub-Account ("AIM VI International Growth Series I")	833,715	17,682,606	16,249,104

Alger American Fund :
Alger American Small Capitalization Growth Portfolio Sub-Account ("Alger American
Small Capitalization Growth Portfolio")	167,692	6,958,410	2,948,018

AllianceBernstein Variable Products Series Fund, Inc. :
AllianceBernstein Global Technology Portfolio (B) Sub-Account ("AllianceBernstein
Global Technology Portfolio (B)")	408,656	11,970,245	4,360,362
AllianceBernstein Growth & Income Portfolio (A) Sub-Account ("AllianceBernstein
Growth & Income Portfolio (A)")	92,155	1,965,273	1,207,237
AllianceBernstein Growth & Income Portfolio (B) Sub-Account ("AllianceBernstein
Growth & Income Portfolio (B)")	1,280,808	29,263,947	16,612,074
AllianceBernstein Growth Portfolio (B) Sub-Account ("AllianceBernstein Growth Portfolio (B)")	31,354	441,471	403,527
AllianceBernstein International Growth Portfolio (B) Sub-Account ("AllianceBernstein
International Growth Portfolio (B)")	230,189	3,919,742	2,856,645
AllianceBernstein Real Estate Investment Portfolio (A) Sub-Account ("AllianceBernstein
Real Estate Investment Portfolio (A)")	28,966	294,179	227,675
AllianceBernstein Balanced Wealth Strategy Portfolio (B) Sub-Account ("Alliance Bernstein
VPS Balanced Wealth Strategy (B)")	49,095	510,432	423,690
AllianceBernstein Intermediate Bond Portfolio (A) Sub-Account ("Alliance Bernstein VPS
Intermediate Bond (A)")	509,394	5,684,838	5,348,638
AllianceBernstein Intermediate Bond Portfolio (B) Sub-Account ("Alliance Bernstein VPS
Intermediate Bond (B)")	193,284	2,141,584	2,010,151

Columbia Funds Variable Insurance Trust:
Columbia Asset Allocation Fund, VS (A) Sub-Account ("Columbia Asset Allocation Fund, VS (A)")	2,106,238	32,518,828	19,630,136
Columbia Asset Allocation Fund, VS (B) Sub-Account ("Columbia Asset Allocation Fund, VS (B)")	2,390,878	36,822,120	22,163,437
Columbia Federal Securities Fund, VS (A) Sub-Account ("Columbia Federal Securities Fund, VS (A)")	1,337,804	14,057,370	14,194,100
Columbia Federal Securities Fund, VS (B) Sub-Account ("Columbia Federal Securities Fund, VS (B)")	4,051,195	43,032,284	42,618,567
Columbia High Yield Fund, VS (A) Sub-Account ("Columbia High Yield Fund, VS (A)")	197,839	2,189,212	1,491,703
Columbia High Yield Fund, VS (B) Sub-Account ("Columbia High Yield Fund, VS (B)")	817,833	9,043,076	6,166,464

Continued on next page

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2008

Investments at fair value (continued):	Shares	Cost	Value
Columbia International Fund , VS (A) Sub-Account ("Columbia International Fund , VS (A)")	12,885,485	$24,588,752	$11,725,792
Columbia International Fund , VS (B) Sub-Account ("Columbia International Fund , VS (B)")	1,907,663	2,419,440	1,716,897
Columbia Large Cap Growth Stock Fund, VS (A) Sub-Account ("Columbia Large Cap
Growth Stock Fund, VS (A)")	432,760	14,381,319	8,062,323
Columbia Large Cap Growth Stock Fund, VS (B) Sub-Account ("Columbia Large Cap
Growth Stock Fund, VS (B)")	322,245	16,946,867	5,977,654
Columbia Large Cap Value Fund, VS (A) Sub-Account ("Columbia Large Cap Value Fund, VS (A)")	2,996,442	51,211,202	28,735,875
Columbia Large Cap Value Fund, VS (B) Sub-Account ("Columbia Large Cap Value Fund, VS (B)")	1,399,546	24,146,750	13,365,662
Columbia Mid Cap Value Fund, VS (A) Sub-Account ("Columbia Mid Cap Value Fund, VS (A)")	14,556	198,491	121,687
Columbia Mid Cap Value Fund, VS (B) Sub-Account ("Columbia Mid Cap Value Fund, VS (B)")	1,690,113	22,590,499	14,078,638
Columbia Money Market Fund, VS (A) Sub-Account ("Columbia Money Market Fund, VS (A)")	93,197,553	93,197,553	93,197,553
Columbia S&P 500 Index Fund, VS (A) Sub-Account ("Columbia S&P 500 Index Fund, VS (A)")	9,144	108,738	72,239
Columbia S&P 500 Index Fund, VS (B) Sub-Account ("Columbia S&P 500 Index Fund, VS (B)")	2,306,461	24,485,668	18,128,786
Columbia Small Cap Value Fund, VS (A) Sub-Account ("Columbia Small Cap Value Fund, VS (A)")	223,567	1,949,021	2,537,482
Columbia Small Cap Value Fund, VS (B) Sub-Account ("Columbia Small Cap Value Fund, VS (B)")	601,098	6,324,467	6,798,418
Columbia Small Company Growth Fund, VS (A) Sub-Account ("Columbia Small
Company Growth Fund, VS (A)")	209,504	3,525,143	1,592,231
Columbia Strategic Income Fund, VS (A) Sub-Account ("Columbia Strategic Income
Fund, VS (A)")	2,377,801	27,113,533	19,069,963
Columbia Strategic Income Fund, VS (B) Sub-Account ("Columbia Strategic Income
Fund, VS (B)")	3,219,159	30,299,378	25,721,082

Fidelity Variable Insurance Products Fund:
Equity Income Fund – SC2 Sub-Account ("Fidelity VIP Equity Income Fund - SC2")	1,422,206	29,966,005	18,488,676

Fidelity Variable Insurance Products Fund III:
Dynamic Capital Appreciation Portfolio Sub-Account ("Fidelity VIP III
Dynamic Capital Appreciation Fund - SC2")	223,306	1,561,173	1,161,191
Growth Opportunities Portfolio Sub-Account ("Fidelity VIP III Growth
Opportunities Fund - SC2")	711,082	11,559,105	7,053,932

Franklin Templeton Variable Insurance Products Trust:
Templeton Developing Markets Securities Fund 2 Sub-Account ("Templeton Developing
Markets Securities Fund 2")	214,932	1,573,604	1,298,190

MFS Variable Insurance Trust :
MFS Bond Series IC Sub-Account ("MFS Bond Series IC")	119,822	1,344,846	1,318,045
MFS Growth Series IC Sub-Account ("MFS Growth Series IC")	194,632	3,031,638	3,040,156
MFS Growth Series SC Sub-Account ("MFS Growth Series SC")	163,236	5,243,782	2,508,940

Continued on next page

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2008

Investments at fair value (continued):	Shares	Cost	Value
MFS Variable Insurance Trust (continued) :
MFS Investors Growth Stock Series SC Sub-Account ("MFS Investors Growth Stock Series SC")	806,509	$10,289,076	$5,605,237
MFS Investors Trust Series SC Sub-Account ("MFS Investors Trust Series SC")	525,628	10,024,954	7,653,139
MFS New Discovery Series SC Sub-Account ("MFS New Discovery Series SC")	255,149	4,176,307	2,043,745
MFS Research Series IC Sub-Account ("MFS Research Series IC")	452,466	6,896,506	5,836,815

Rydex Variable Trust :
Consumer Products Fund Sub-Account ("Rydex Consumer Products Fund")	57	1,679	1,570
Energy Fund Sub-Account ("Rydex Energy Fund ")	81	1,832	1,652
Energy Services Fund Sub-Account ("Rydex Energy Services Fund")	104	1,654	1,474
Financial Services Fund Sub-Account ("Rydex Financial Services Fund, VS (A)")	1	31	15
Health Care Fund Sub-Account ("Rydex Health Care Fund, VS(A)")	66	1,584	1,406
NASDAQ-100(R) Fund Sub-Account ("Rydex OTC Fund")	90,468	2,624,783	949,915
US Government Money Market Fund Sub-Account ("Rydex US Government
Money Market Fund")	6,910	6,910	6,910
S&P 500 2x Strategy Fund Sub-Account ("Rydex VT S&P 500 2x Strategy Fund")	500	8,689	3,079
Government Long Bond 1.2x Strategy Fund Sub-Account ("Rydex VT
Government Long Bond 1.2X Strategy Fund")	2	22	33
Russell 2000(R) 1.5x Strategy Fund Sub-Account ("Rydex VT Russell 2000 1.5x
Strategy Fund")	208	8,482	3,441

Sun Capital Advisers Trust:
SC WMC Large Cap Growth Fund I Class Sub-Account ("SC FI Large Cap Growth Fund I Class")	2,646,957	27,591,932	15,749,394
SC WMC Large Cap Growth Fund S Class Sub-Account ("SC FI Large Cap Growth Fund S Class")	1,215,381	12,640,146	7,195,057

UBS Series Trust :
U.S. Allocation Portfolio Sub-Account (" U.S. Allocation Portfolio")	201,168	3,325,047	1,941,268

Wagner Advisors Trust:
Wanger International Select Fund Sub-Account ("Wanger International Select Fund")	322,950	4,087,910	3,878,635
Wanger International Sub-Account ("Wanger International Small Cap Fund")	522,814	9,157,834	10,817,014
Wanger Select Fund Sub-Account ("Wanger Select Fund")	687,655	9,902,595	9,537,768
Wanger USA Fund Sub-Account ("Wanger USA Fund")	1,129,234	24,429,839	21,794,212

Total investments		762,800,921	551,304,883

Total assets		$762,800,921	$551,304,883

Liabilities
Payable to sponsor			$-

Total liabilities			$-

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2008

	Deferred Variable Annuity		Variable Annuity Reserve
	Units	Value	Units	Value	Total units	Total Value
Net Assets
Investments at fair value:

AIM Variable Insurance Funds, Inc. :
AIM VI Capital Appreciation Series I	675,261	$5,014,171	90,880	$689,436	766,141	$5,703,607
AIM VI Core Equity Fund	904,641	7,185,585	89,184	710,972	993,825	7,896,557
AIM VI International Growth Series I	1,410,808	14,946,205	151,188	1,302,899	1,561,996	16,249,104

Alger American Fund :
Alger American Small Capitalization Growth Portfolio	314,422	2,746,089	22,867	201,929	337,289	2,948,018

AllianceBernstein Variable Products Series Fund, Inc. :
AllianceBernstein Global Technology Portfolio (B)	853,189	4,079,406	58,115	280,956	911,304	4,360,362
AllianceBernstein Growth & Income Portfolio (A)	103,634	1,105,335	9,554	101,902	113,188	1,207,237
AllianceBernstein Growth & Income Portfolio (B)	1,707,902	14,246,861	282,989	2,365,213	1,990,891	16,612,074
AllianceBernstein Growth Portfolio (B)	36,870	276,293	16,797	127,234	53,667	403,527
AllianceBernstein International Growth Portfolio (B)	276,700	2,641,163	22,330	215,482	299,030	2,856,645
AllianceBernstein Real Estate Investment Portfolio (A)	12,655	212,814	884	14,861	13,539	227,675
AllianceBernstein VPS Balanced Wealth Strategy (B)	42,926	355,321	8,314	68,369	51,240	423,690
AllianceBernstein VPS Intermediate Bond (A)	445,349	4,150,392	128,450	1,198,246	573,799	5,348,638
AllianceBernstein VPS Intermediate Bond (B)	173,269	1,610,930	42,896	399,221	216,165	2,010,151

Columbia Funds Variable Insurance Trust:
Columbia Asset Allocation Fund, VS (A)	572,775	14,896,394	188,972	4,733,742	761,747	19,630,136
Columbia Asset Allocation Fund, VS (B)	719,028	18,481,611	195,304	3,681,826	914,332	22,163,437
Columbia Federal Securities Fund, VS (A)	421,864	11,878,493	78,672	2,315,607	500,536	14,194,100
Columbia Federal Securities Fund, VS (B)	1,356,954	37,402,033	184,463	5,216,534	1,541,417	42,618,567
Columbia High Yield Fund, VS (A)	166,941	1,327,389	20,603	164,314	187,544	1,491,703
Columbia High Yield Fund, VS (B)	696,411	5,532,548	79,505	633,916	775,916	6,166,464
Columbia International Fund, VS (A)	1,110,610	10,143,200	162,567	1,582,592	1,273,177	11,725,792
Columbia International Fund, VS (B)	108,200	1,292,449	35,229	424,448	143,429	1,716,897
Columbia Large Cap Growth Stock Fund, VS (A)	279,217	6,751,293	62,071	1,311,030	341,288	8,062,323
Columbia Large Cap Growth Stock Fund, VS (B)	225,832	5,378,202	31,443	599,452	257,275	5,977,654
Columbia Large Cap Value Fund, VS (A)	1,165,325	24,889,971	194,933	3,845,904	1,360,258	28,735,875
Columbia Large Cap Value Fund, VS (B)	577,910	12,157,834	90,034	1,207,828	667,944	13,365,662
Columbia Mid Cap Value Fund, VS (B)	1,312,163	13,379,898	67,753	698,740	1,379,916	14,078,638
Columbia Money Market Fund, VS (A)	5,099,821	87,026,876	376,015	6,170,677	5,475,836	93,197,553
Columbia S&P 500 Index Fund, VS (B)	2,793,079	16,745,668	228,583	1,383,118	3,021,662	18,128,786
Columbia Small Cap Value Fund, VS (A)	125,797	1,847,484	46,453	689,998	172,250	2,537,482
Columbia Small Cap Value Fund, VS (B)	427,775	6,220,333	39,206	578,085	466,981	6,798,418
Columbia Small Company Growth Fund, VS (A)	56,018	1,465,916	6,430	126,315	62,448	1,592,231
Columbia Strategic Income Fund, VS (A)	831,462	16,414,266	137,245	2,655,697	968,707	19,069,963
Columbia Strategic Income Fund, VS (B)	1,183,962	22,952,702	157,290	2,768,380	1,341,252	25,721,082

Fidelity Variable Insurance Products Fund :
Fidelity VIP Equity Income Fund - SC2	2,082,202	16,691,305	222,135	1,797,371	2,304,337	18,488,676

Fidelity Variable Insurance Products Fund III:
Fidelity VIP III Dynamic Capital Appreciation Fund-SC2	136,181	1,159,975	156	1,216	136,337	1,161,191
Fidelity VIP III Growth Opportunities Fund - SC2	1,541,803	6,666,908	88,519	387,024	1,630,322	7,053,932
Continued on next page

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2008

	Deferred Variable Annuity		Variable Annuity Reserve
	Units	Value	Units	Value	Total units	Total Value
Net Assets (continued)
Investments at fair value (continued):

Franklin Templeton Variable Insurance Products Trust:
Templeton Developing Markets Securities Fund 2	112,619	$1,235,988	5,588	$62,202	118,207	$1,298,190

MFS Variable Insurance Trust :
MFS Bond Series IC	74,205	1,048,813	19,049	269,232	93,254	1,318,045
MFS Growth Series IC	243,977	2,700,694	31,914	339,462	275,891	3,040,156
MFS Growth Series SC	224,155	2,434,808	7,218	74,132	231,373	2,508,940
MFS Investors Growth Stock Series SC	1,197,762	5,353,738	55,761	251,499	1,253,523	5,605,237
MFS Investors Trust Series SC	1,052,957	7,231,518	60,777	421,621	1,113,734	7,653,139
MFS New Discovery Series SC	364,571	1,995,243	8,761	48,502	373,332	2,043,745
MFS Research Series IC	486,422	5,321,564	47,928	515,251	534,350	5,836,815

Rydex Variable Trust :
Rydex Consumer Products Fund	50	1,570	-	-	50	1,570
Rydex Energy Fund	44	1,652	-	-	44	1,652
Rydex Energy Services Fund	49	1,474	-	-	49	1,474
Rydex Financial Services Fund, VS (A)	1	15	-	-	1	15
Rydex Health Care Fund, VS (A)	58	1,406	-	-	58	1,406
Rydex OTC Fund	359,165	863,499	35,487	86,416	394,652	949,915
Rydex US Government Money Market Fund	250	6,910	-	-	250	6,910
Rydex VT S&P 500 2x Strategy Fund	279	3,079	-	-	279	3,079
Rydex VT Government Long Bond 1.2x Strategy Fund	1	33	-	-	1	33
Rydex VT Russell 2000 1.5x Strategy Fund	201	3,441	-	-	201	3,441

Sun Capital Advisers Trust:
SC WMC Large Cap Growth Fund I Class	2,504,220	13,992,830	313,649	1,756,564	2,817,869	15,749,394
SC WMC Large Cap Growth Fund S Class	1,195,000	6,643,379	99,023	551,678	1,294,023	7,195,057

UBS Series Trust :
U.S. Allocation Portfolio	179,780	1,200,213	102,673	741,055	282,453	1,941,268

Wagner Advisors Trust:
Wanger International Select Fund	356,411	3,622,129	25,035	256,506	381,446	3,878,635
Wanger International Small Cap Fund	936,688	10,398,419	37,329	418,595	974,017	10,817,014
Wanger Select Fund	813,741	8,763,068	71,439	774,700	885,180	9,537,768
Wanger USA Fund	1,828,322	20,654,387	99,980	1,139,825	1,928,302	21,794,212

Net asset of contracts owners		$492,753,183		$58,357,774		$551,110,957

Retained by Sun Life Assurance Company of Canada (U.S.)						193,926

Total net assets						$551,304,883

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

	AIM VI Capital	AIM VI	AIM VI International
	Appreciation Series I	Core Equity Fund	Growth Series I
Income:
Dividend income	$-	$225,963	$124,024

Expenses:
Mortality and expense risk charges	(126,164)	(156,938)	(342,049)
Administrative charges	(25,647)	(37,861)	(69,236)
Net investment (loss) income	(151,811)	31,164	(287,261)

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of fund shares	(1,340,227)	124,458	2,137,263
Realized gain distributions	-		299,904
Net realized (losses) gains	(1,340,227)	124,458	2,437,167

Net change in unrealized appreciation/ depreciation	(3,520,709)	(4,048,851)	(14,697,173)

Net realized and change in unrealized losses	(4,860,936)	(3,924,393)	(12,260,006)

Decrease in net assets from operations	$(5,012,747)	$(3,893,229)	$(12,547,267)

	Alger American	AllianceBernstein	AllianceBernstein
	Small Capitalization	Balanced Shared	Global Bond
	Growth Portfolio[1]	Portfolio (B)[2]	Portfolio (A)[3]
Income:
Dividend income	$-	$27,918	$749,635

Expenses:
Mortality and expense risk charges	(67,044)	(6,065)	(32,199)
Administrative charges	(10,728)	(659)	(917)
Net investment (loss) income	(77,772)	21,194	716,519

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of fund shares	(663,867)	(99,289)	205,241
Realized gain distributions	69,503	58,466	-
Net realized (losses) gains	(594,364)	(40,823)	205,241

Net change in unrealized appreciation/ depreciation	(2,285,755)	(96,093)	(558,903)

Net realized and change in unrealized losses	(2,880,119)	(136,916)	(353,662)

(Decrease) increase in net assets from operations	$(2,957,891)	$(115,722)	$362,857

1 Changed name from Alger Small Cap Portfolio effective 07/01/2008
2 Merged with Alliance Bernstein VPS Balanced Wealth Strategy (B) effective 09/26/2008
3 Merged with Alliance Bernstein VPS Intermediate Bond (A)  effective 04/25/2008

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	AllianceBernstein	AllianceBernstein	AllianceBernstein
	Global Bond	Global Technology	Growth & Income
	Portfolio (B)[4]	Portfolio (B)	Portfolio (A)
Income:
Dividend income	$277,142	$-	$37,416

Expenses:
Mortality and expense risk charges	(12,141)	(103,858)	(24,633)
Administrative charges	(2,104)	(32,691)	-
Net investment income (loss)	262,897	(136,549)	12,783

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of fund shares	114,056	(3,693,847)	(33,771)
Realized gain distributions	-	-	318,542
Net realized gains (losses)	114,056	(3,693,847)	284,771

Net change in unrealized appreciation/ depreciation	(242,742)	(923,931)	(1,223,251)

Net realized and change in unrealized losses	(128,686)	(4,617,778)	(938,480)

Increase (decrease) in net assets from operations	$134,211	$(4,754,327)	$(925,697)

	AllianceBernstein		AllianceBernstein
	Growth & Income	AllianceBernstein	International
	Portfolio (B)	Growth Portfolio (B)	Growth Portfolio (B)
Income:
Dividend income	$498,795	$-	$-

Expenses:
Mortality and expense risk charges	(369,622)	(8,492)	(75,081)
Administrative charges	(78,003)	(2,167)	(13,968)
Net investment income (loss)	51,170	(10,659)	(89,049)

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	(1,215,721)	(103,776)	(711,772)
Realized gain distributions	5,146,531	-	111,230
Net realized gains (losses)	3,930,810	(103,776)	(600,542)

Net change in unrealized appreciation/ depreciation	(18,015,202)	(241,474)	(2,750,320)

Net realized and change in unrealized losses	(14,084,392)	(345,250)	(3,350,862)

Decrease in net assets from operations	$(14,033,222)	$(355,909)	$(3,439,911)

4 Merged with Alliance Bernstein VPS Intermediate Bond (B)  effective 04/25/2008

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	AllianceBernstein	AllianceBernstein	AllianceBernstein
	Real Estate	VPS Balanced Wealth	VPS Intermediate
	Investment Portfolio (A)	Strategy (B)[5]	Bond (A)[6]
Income:
Dividend income	$6,450	$-	$-

Expenses:
Mortality and expense risk charges	(5,099)	(1,548)	(57,439)
Administrative charges	-	(365)	(1,606)
Net investment income (loss)	1,351	(1,913)	(59,045)

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of fund shares	15,113	(3,905)	(57,602)
Realized gain distributions	98,222	-	-
Net realized gains (losses)	113,335	(3,905)	(57,602)

Net change in unrealized appreciation/ depreciation	(252,435)	(86,741)	(336,200)

Net realized and change in unrealized losses	(139,100)	(90,646)	(393,802)

Decrease in net assets from operations	$(137,749)	$(92,559)	$(452,847)

	AllianceBernstein
	VPS Intermediate	Columbia Asset	Columbia Asset
	Bond (B)[7]	Allocation Fund, VS (A)	Allocation Fund, VS (B)
Income:
Dividend income	$-	$918,419	$993,987

Expenses:
Mortality and expense risk charges	(21,027)	(379,879)	(430,701)
Administrative charges	(3,424)	(23,844)	(81,330)
Net investment (loss) income	(24,451)	514,696	481,956

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	(9,293)	(1,003,322)	(777,616)
Realized gain distributions	-	3,313,061	3,788,138
Net realized (losses) gains	(9,293)	2,309,739	3,010,522

Net change in unrealized appreciation/ depreciation	(131,433)	(12,065,718)	(14,148,590)

Net realized and change in unrealized losses	(140,726)	(9,755,979)	(11,138,068)

Decrease in net assets from operations	$(165,177)	$(9,241,283)	$(10,656,112)

5 New Fund effective 09/26/2008
6 New Fund effective 04/25/2008
7 New Fund effective 04/25/2008

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	Columbia	Columbia
	Federal Securities	Federal Securities	Columbia High Yield
	Fund, VS (A)	Fund, VS (B)	Fund, VS (A)
Income:
Dividend income	$972,342	$3,117,477	$229,128

Expenses:
Mortality and expense risk charges	(218,988)	(722,943)	(30,304)
Administrative charges	(15,859)	(138,607)	(4,056)
Net investment income	737,495	2,255,927	194,768

Net realized and change in unrealized gains (losses):
Net realized losses on sale of fund shares	(49,724)	(259,631)	(49,019)
Realized gain distributions	-	-	-
Net realized losses	(49,724)	(259,631)	(49,019)

Net change in unrealized appreciation/ depreciation	270,571	845,602	(715,281)

Net realized and change in unrealized gains (losses)	220,847	585,971	(764,300)

Increase (decrease) in net assets from operations	$958,342	$2,841,898	$(569,532)

		Columbia	Columbia
	Columbia High Yield	International Fund,	International Fund,
	Fund, VS (B)	VS (A)	VS (B)
Income:
Dividend income	$924,444	$583,109	$77,471

Expenses:
Mortality and expense risk charges	(122,754)	(269,298)	(38,891)
Administrative charges	(26,068)	(18,257)	(8,229)
Net investment income	775,622	295,554	30,351

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	(250,191)	(768,586)	(30,989)
Realized gain distributions	-	4,232,778	635,659
Net realized (losses) gains	(250,191)	3,464,192	604,670

Net change in unrealized appreciation/ depreciation	(2,934,279)	(14,512,281)	(2,247,221)

Net realized and change in unrealized losses	(3,184,470)	(11,048,089)	(1,642,551)

Decrease in net assets from operations	$(2,408,848)	$(10,752,535)	$(1,612,200)

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	Columbia Large Cap	Columbia Large Cap
	Growth Stock	Growth Stock	Columbia Large Cap
	Fund, VS (A)	Fund, VS (B)	Value Fund, VS (A)
Income:
Dividend income	$31,500	$8,005	$1,064,961

Expenses:
Mortality and expense risk charges	(171,321)	(135,457)	(611,980)
Administrative charges	(24,264)	(29,021)	(44,692)
Net investment (loss) income	(164,085)	(156,473)	408,289

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	(1,382,342)	(2,101,226)	(1,384,798)
Realized gain distributions	-	-	6,714,602
Net realized (losses) gains	(1,382,342)	(2,101,226)	5,329,804

Net change in unrealized appreciation/ depreciation	(4,634,542)	(2,580,496)	(25,777,592)

Net realized and change in unrealized losses	(6,016,884)	(4,681,722)	(20,447,788)

Decrease in net assets from operations	$(6,180,969)	$(4,838,195)	$(20,039,499)

	Columbia Large Cap	Columbia Mid Cap	Columbia Mid Cap
	Value Fund, VS (B)	Value Fund, VS (A)	Value Fund, VS (B)

Income:
Dividend income	$454,684	$2,028	$251,143

Expenses:
Mortality and expense risk charges	(295,748)	-	(313,946)
Administrative charges	(67,878)	-	(76,993)
Net investment income (loss)	91,058	2,028	(139,796)

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	(107,283)	-	(558,174)
Realized gain distributions	3,261,400	29,926	3,838,042
Net realized gains	3,154,117	29,926	3,279,868

Net change in unrealized appreciation/ depreciation	(12,938,711)	(124,072)	(15,132,479)

Net realized and change in unrealized losses	(9,784,594)	(94,146)	(11,852,611)

Decrease in net assets from operations	$(9,693,536)	$(92,118)	$(11,992,407)

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	Columbia
	Money Market	Columbia S&P 500	Columbia S&P 500
	Fund, VS (A)	Index Fund, VS (A)	Index Fund, VS (B)
Income:
Dividend income	$2,442,895	$2,071	$494,126

Expenses:
Mortality and expense risk charges	(1,321,714)	-	(372,479)
Administrative charges	(139,944)	-	(72,762)
Net investment income	981,237	2,071	48,885

Net realized and change in unrealized losses:
Net realized gains on sale of fund shares	-	-	823,998
Realized gain distributions	-	-	-
Net realized gains	-	-	823,998

Net change in unrealized appreciation/ depreciation	-	(45,046)	(12,983,605)

Net realized and change in unrealized losses	-	(45,046)	(12,159,607)

Increase (decrease) in net assets from operations	$981,237	$(42,975)	$(12,110,722)

	Columbia	Columbia	Columbia
	Small Cap	Small Cap	Small Company
	Value Fund, VS (A)	Value Fund, VS (B)	Growth Fund, VS (A)
Income:
Dividend income	$25,981	$47,336	$-

Expenses:
Mortality and expense risk charges	(50,404)	(144,521)	(33,706)
Administrative charges	(9,452)	(35,079)	(1,175)
Net investment loss	(33,875)	(132,264)	(34,881)

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of fund shares	391,517	370,806	(105,796)
Realized gain distributions	444,288	1,271,549	301,942
Net realized gains	835,805	1,642,355	196,146

Net change in unrealized appreciation/ depreciation	(1,964,494)	(4,839,515)	(1,380,966)

Net realized and change in unrealized losses	(1,128,689)	(3,197,160)	(1,184,820)

Decrease in net assets from operations	$(1,162,564)	$(3,329,424)	$(1,219,701)

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	Columbia	Columbia	Fidelity VIP
	Strategic Income	Strategic Income	Equity Income
	Fund, VS (A)	Fund, VS (B)	Fund - SC2
Income:
Dividend income	$2,011,628	$2,902,761	$597,948

Expenses:
Mortality and expense risk charges	(328,315)	(483,260)	(410,883)
Administrative charges	(17,630)	(88,148)	(89,708)
Net investment income	1,665,683	2,331,353	97,357

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	(1,497,618)	(1,270,241)	(1,184,788)
Realized gain distributions	-	-	33,654
Net realized losses	(1,497,618)	(1,270,241)	(1,151,134)

Net change in unrealized appreciation/ depreciation	(2,272,450)	(4,254,527)	(14,688,793)

Net realized and change in unrealized losses	(3,770,068)	(5,524,768)	(15,839,927)

Decrease in net assets from operations	$(2,104,385)	$(3,193,415)	$(15,742,570)

	Fidelity VIP III	Fidelity VIP III
	Dynamic Capital	Growth Opportunities	MFS
	Appreciation Fund-SC2	Fund - SC2	Bond Series IC
Income:
Dividend income	$7,761	$14,505	$47,756

Expenses:
Mortality and expense risk charges	(24,385)	(159,547)	(22,498)
Administrative charges	(5,574)	(37,930)	-
Net investment (loss) income	(22,198)	(182,972)	25,258

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of fund shares	(158,435)	352,193	(3,441)
Realized gain distributions	11,202	-	-
Net realized (losses) gains	(147,233)	352,193	(3,441)

Net change in unrealized appreciation/ depreciation	(836,875)	(8,743,697)	(82,251)

Net realized and change in unrealized losses	(984,108)	(8,391,504)	(85,692)

Decrease in net assets from operations	$(1,006,306)	$(8,574,476)	$(60,434)

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

			MFS Investors
	MFS	MFS	Growth Stock
	Growth Series IC8	Growth Series SC9	Series SC
Income:
Dividend income	$11,448	$-	$29,702

Expenses:
Mortality and expense risk charges	(66,684)	(52,640)	(131,754)
Administrative charges	(3,782)	(15,845)	(32,457)
Net investment loss	(59,018)	(68,485)	(134,509)

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of fund shares	182,859	(227,623)	(456,771)
Realized gain distributions	-	-	495,695
Net realized gains (losses)	182,859	(227,623)	38,924

Net change in unrealized appreciation/ depreciation	(2,234,324)	(1,378,168)	(4,041,337)

Net realized and change in unrealized losses	(2,051,465)	(1,605,791)	(4,002,413)

Decrease in net assets from operations	$(2,110,483)	$(1,674,276)	$(4,136,922)

	MFS Investors	MFS New Discovery	MFS Research
	Trust Series SC	Series SC	Series IC
Income:
Dividend income	$62,410	$-	$49,878

Expenses:
Mortality and expense risk charges	(158,504)	(47,841)	(123,683)
Administrative charges	(37,083)	(13,503)	(4,029)
Net investment loss	(133,177)	(61,344)	(77,834)

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of fund shares	63,451	(170,024)	(110,915)
Realized gain distributions	837,893	753,962	-
Net realized gains (losses)	901,344	583,938	(110,915)

Net change in unrealized appreciation/ depreciation	(5,185,810)	(2,113,133)	(3,615,660)

Net realized and change in unrealized losses	(4,284,466)	(1,529,195)	(3,726,575)

Decrease in net assets from operations	$(4,417,643)	$(1,590,539)	$(3,804,409)

8 Changed name from MFS Emerging Growth Series - IC effective 10/06/2008
9 Changed name from MFS Emerging Growth Series - SC effective 10/06/2008

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	Rydex Banking	Rydex Biotechnology	Rydex Consumer
	Fund	Fund	Products Fund

Income:
Dividend income	$50	$-	$3

Expenses:
Mortality and expense risk charges	(492)	(294)	(16)
Administrative charges	-	-	-
Net investment loss	(442)	(294)	(13)

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	(29,551)	(11,121)	(2)
Realized gain distributions	-	-	42
Net realized (losses) gains	(29,551)	(11,121)	40

Net change in unrealized appreciation/ depreciation	3,159	-	(525)

Net realized and change in unrealized losses	(26,392)	(11,121)	(485)

Decrease in net assets from operations	$(26,834)	$(11,415)	$(498)

	Rydex Energy	Rydex Energy	Rydex Financial
	Fund	Services Fund	Services Fund, VS (A)
Income:
Dividend income	$-	$-	$-

Expenses:
Mortality and expense risk charges	(128)	(123)	(213)
Administrative charges	-	-	-
Net investment loss	(128)	(123)	(213)

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of fund shares	(2,656)	4,338	(21,560)
Realized gain distributions	406	948	-
Net realized (losses) gains	(2,250)	5,286	(21,560)

Net change in unrealized appreciation/ depreciation	(5,504)	(15,506)	6,300

Net realized and change in unrealized losses	(7,754)	(10,220)	(15,260)

Decrease in net assets from operations	$(7,882)	$(10,343)	$(15,473)
The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	Rydex Health Care	Rydex	Rydex
	Fund, VS (A)	Nova Fund[10]	OTC Fund[11]
Income:
Dividend income	$-	$-	$2,209

Expenses:
Mortality and expense risk charges	(15)	(101)	(19,783)
Administrative charges	-	-	(5,698)
Net investment loss	(15)	(101)	(23,272)

Net realized and change in unrealized (losses) gains:
Net realized losses on sale of fund shares	(2)	(3,509)	(85,583)
Realized gain distributions	63	-	-
Net realized gains (losses)	61	(3,509)	(85,583)

Net change in unrealized appreciation/ depreciation	(528)	8,050	(651,933)

Net realized and change in unrealized (losses) gains	(467)	4,541	(737,516)

(Decrease) increase in net assets from operations	$(482)	$4,440	$(760,788)

	Rydex Precious	Rydex Real	Rydex
	Metals Fund	Estate Fund	Retailing Fund
Income:
Dividend income	$-	$75	$-

Expenses:
Mortality and expense risk charges	(895)	(98)	(325)
Administrative charges	-	-	-
Net investment loss	(895)	(23)	(325)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of fund shares	200,555	(7,082)	(24,875)
Realized gain distributions	-	753	94
Net realized gains (losses)	200,555	(6,329)	(24,781)

Net change in unrealized appreciation/ depreciation	(178,259)	(182)	12,387

Net realized and change in unrealized gains (losses)	22,296	(6,511)	(12,394)

Increase (decrease) in net assets from operations	$21,401	$(6,534)	$(12,719)

10 Fund was closed on 11/07/2008
11 Fund was closed to new investments on 11/07/2008

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	Rydex	Rydex Transportation	Rydex
	Technology Fund	Fund	Ursa Fund
Income:
Dividend income	$-	$-	$-

Expenses:
Mortality and expense risk charges	(437)	(156)	(235)
Administrative charges	-	-	-
Net investment loss	(437)	(156)	(235)

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	(29,859)	(33,709)	(9,818)
Realized gain distributions	7,134	1,102	-
Net realized losses	(22,725)	(32,607)	(9,818)

Net change in unrealized appreciation/ depreciation	-	-	-

Net realized and change in unrealized losses	(22,725)	(32,607)	(9,818)

Decrease in net assets from operations	$(23,162)	$(32,763)	$(10,053)

		Rydex VT	Rydex VT
	Rydex US Government	Europe Advantage	Government Long Bond
	Money Market Fund	Fund	1.2x Strategy Fund
Income:
Dividend income	$9,570	$-	$55

Expenses:
Mortality and expense risk charges	(7,151)	-	(13)
Administrative charges	-	-	-
Net investment income	2,419	-	42

Net realized and change in unrealized (losses) gains:
Net realized gains on sale of fund shares	-	-	2,694
Realized gain distributions	-	-	-
Net realized gains	-	-	2,694

Net change in unrealized appreciation/ depreciation	-	(2)	10

Net realized and change in unrealized (losses) gains	-	(2)	2,704

Increase (decrease) in net assets from operations	$2,419	$(2)	$2,746

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	Rydex VT	Rydex VT	Rydex VT
	Inverse OTC	Mid Cap 1.5x Strategy	OTC 2x Strategy
	Strategy Fund	Fund[12]	Fund[13]
Income:
Dividend income	$-	$-	$-

Expenses:
Mortality and expense risk charges	(133)	(231)	(512)
Administrative charges	-	-	-
Net investment loss	(133)	(231)	(512)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of fund shares	1,179	(11,898)	(30,055)
Realized gain distributions	-	-	-
Net realized gains (losses)	1,179	(11,898)	(30,055)

Net change in unrealized appreciation/ depreciation	-	7,970	(5,437)

Net realized and change in unrealized gains (losses)	1,179	(3,928)	(35,492)

Increase (decrease) in net assets from operations	$1,046	$(4,159)	$(36,004)

	Rydex VT	Rydex VT
	S&P 500 2x Strategy	Russell 2000 1.5x Strategy	SC WMC Large Cap
	Fund	Fund	Growth Fund I Class[14]
Income:
Dividend income	$-	$46	$3,616

Expenses:
Mortality and expense risk charges	(555)	(154)	(347,785)
Administrative charges	-	-	(32,185)
Net investment loss	(555)	(108)	(376,354)

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	(124,182)	(14,889)	(1,515,535)
Realized gain distributions	-	-	-
Net realized losses	(124,182)	(14,889)	(1,515,535)

Net change in unrealized appreciation/ depreciation	3,573	(1,393)	(12,598,160)

Net realized and change in unrealized losses	(120,609)	(16,282)	(14,113,695)

Decrease in net assets from operations	$(121,164)	$(16,390)	$(14,490,049)

12 Fund was closed on 11/07/2008
13 Fund was closed on 11/07/2008
14 Changed name from SCFI Large Cap Growth Fund - I class effective 08/01/2008

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

		Templeton
	SC WMC Large Cap	Developing Markets	U.S. Allocation
	Growth Fund S Class[15]	Securities Fund 2	Portfolio
Income:
Dividend income	$1,656	$65,201	$94,479

Expenses:
Mortality and expense risk charges	(159,475)	(32,494)	(43,205)
Administrative charges	(39,379)	(11,773)	(8,321)
Net investment (loss) income	(197,198)	20,934	42,953

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	(742,431)	(49,033)	(289,052)
Realized gain distributions	-	488,725	-
Net realized (losses) gains	(742,431)	439,692	(289,052)

Net change in unrealized appreciation/ depreciation	(5,759,455)	(2,129,468)	(1,028,163)

Net realized and change in unrealized losses	(6,501,886)	(1,689,776)	(1,317,215)

Decrease in net assets from operations	$(6,699,084)	$(1,668,842)	$(1,274,262)

	Wanger	Wanger
	International	International	Wanger
	Select Fund	Small Cap Fund	Select Fund
Income:
Dividend income	$30,359	$171,477	$-

Expenses:
Mortality and expense risk charges	(102,616)	(235,140)	(234,318)
Administrative charges	(22,991)	(52,623)	(53,779)
Net investment loss	(95,248)	(116,286)	(288,097)

Net realized and change in unrealized losses:
Net realized gains on sale of fund shares	47,216	515,407	1,238,721
Realized gain distributions	2,036,775	2,593,712	584,872
Net realized gains	2,083,991	3,109,119	1,823,593

Net change in unrealized appreciation/ depreciation	(5,983,919)	(12,774,826)	(11,601,856)

Net realized and change in unrealized losses	(3,899,928)	(9,665,707)	(9,778,263)

Decrease in net assets from operations	$(3,995,176)	$(9,781,993)	$(10,066,360)

15 Changed name from SCFI Large Cap Growth Fund - S class effective 08/01/2008

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

Wanger USA
Fund[16]
Income:
Dividend income	$-

Expenses:
Mortality and expense risk charges	(463,186)
Administrative charges	(103,775)
Net investment loss	(566,961)

Net realized and change in unrealized losses:
Net realized gains on sale of fund shares	927,256
Realized gain distributions	4,271,916
Net realized gains	5,199,172

Net change in unrealized appreciation/ depreciation	(20,288,014)

Net realized and change in unrealized losses	(15,088,842)

Decrease in net assets from operations	$(15,655,803)

[16]	Changed name from Wanger US Smaller Companies Fund effective 10/06/2008

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	AIM VI Capital		AIM VI
	Appreciation Series I		Core Equity Fund
	2008	2007	2008	2007
Operations:
Net investment (loss) income	$(151,811)	$(232,480)	$31,164	$(107,688)
Net realized (losses) gains	(1,340,227)	(1,155,632)	124,458	556,899
Net change in unrealized appreciation/ depreciation	(3,520,709)	2,817,642	(4,048,851)	627,672
(Decrease) increase in net assets from operations	(5,012,747)	1,429,530	(3,893,229)	1,076,883

Contract Owner Transactions:
Payments received from contract owners	170,249	273,397	129,154	339,919
Net transfers between Sub-Accounts and/ or Fixed Account	(173,744)	(993,401)	(3,294)	(595,699)
Transfer for contract terminations and annuity payouts	(2,413,395)	(2,976,379)	(2,665,935)	(3,671,570)
Decrease in net assets operations from contract transactions	(2,416,890)	(3,696,383)	(2,540,075)	(3,927,350)

Decrease in net assets	(7,429,637)	(2,266,853)	(6,433,304)	(2,850,467)

Net Assets:
Beginning of year	13,133,244	15,400,097	14,329,861	17,180,328
End of year	$5,703,607	$13,133,244	$7,896,557	$14,329,861

	AIM VI International		Alger American
	Growth Series I		Growth Portfolio[1]
	2008	2007	2008	2007
Operations:
Net investment loss	$(287,261)	$(459,594)	$-	$(123,867)
Net realized gains (losses)	2,437,167	4,186,339	-	(2,421,971)
Net change in unrealized appreciation/ depreciation	(14,697,173)	790,559	-	4,149,040
(Decrease) increase in net assets from operations	(12,547,267)	4,517,304	-	1,603,202

Contract Owner Transactions:
Payments received from contract owners	208,465	175,012	-	61,210
Net transfers between Sub-Accounts and/ or Fixed Account	(406,964)	(1,855,753)	-	(23,642,285)
Transfer for contract terminations and annuity payouts	(5,054,047)	(5,902,771)	-	(2,778,452)
Decrease in net assets operations from contract transactions	(5,252,546)	(7,583,512)	-	(26,359,527)

Decrease in net assets	(17,799,813)	(3,066,208)	-	(24,756,325)

Net Assets:
Beginning of year	34,048,917	37,115,125	-	24,756,325
End of year	$16,249,104	$34,048,917	$-	$-

[1]	Merged with SC FI Large Cap Growth Fund I Class effective 04/30/2007

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	Alger American Small		AllianceBernstein Balanced
	Capitalization Growth Portfolio[2]		Shared Portfolio (B)[3]
	2008	2007	2008	2007
Operations:
Net investment (loss) income	$(77,772)	$(129,984)	$21,194	$8,231
Net realized (losses) gains	(594,364)	(1,177,341)	(40,823)	124,868
Net change in unrealized appreciation/ depreciation	(2,285,755)	2,542,840	(96,093)	(112,007)
(Decrease) increase in net assets from operations	(2,957,891)	1,235,515	(115,722)	21,092

Contract Owner Transactions:
Payments received from contract owners	57,810	73,764	2,570	101,947
Net transfers between Sub-Accounts and/ or Fixed Account	(48,730)	(639,343)	(606,543)	(98,398)
Transfer for contract terminations and annuity payouts	(1,154,023)	(2,861,612)	(50,081)	(677,175)
Decrease in net assets operations from contract transactions	(1,144,943)	(3,427,191)	(654,054)	(673,626)

Decrease in net assets	(4,102,834)	(2,191,676)	(769,776)	(652,534)

Net Assets:
Beginning of year	7,050,852	9,242,528	769,776	1,422,310
End of year	$2,948,018	$7,050,852	$-	$769,776

	AllianceBernstein Global		AllianceBernstein Global
	Bond Portfolio (A)[4]		Bond Portfolio (B)[5]
	2008	2007	2008	2007
Operations:
Net investment income	$716,519	$143,955	$262,897	$41,975
Net realized gains (losses)	205,241	(79,358)	114,056	52,388
Net change in unrealized appreciation/ depreciation	(558,903)	586,005	(242,742)	137,839
Increase in net assets from operations	362,857	650,602	134,211	232,202

Contract Owner Transactions:
Payments received from contract owners	26,891	104,074	2,947	3,851
Net transfers between Sub-Accounts and/ or Fixed Account	(7,199,215)	28,852	(2,707,976)	(162,260)
Transfer for contract terminations and annuity payouts	(474,595)	(2,487,512)	(210,912)	(820,373)
Decrease in net assets operations from contract transactions	(7,646,919)	(2,354,586)	(2,915,941)	(978,782)

Decrease in net assets	(7,284,062)	(1,703,984)	(2,781,730)	(746,580)

Net Assets:
Beginning of year	7,284,062	8,988,046	2,781,730	3,528,310
End of year	$-	$7,284,062	$-	$2,781,730

[2]	Changed name from Alger Small Cap Portfolio effective 07/01/2008

[3]	Merged with Alliance Bernstein VPS Balanced Wealth Strategy (B) effective 09/26/2008

[4]	Merged with Alliance Bernstein VPS Intermediate Bond (A) effective 04/25/2008

[5]	Merged with Alliance Bernstein VPS Intermediate Bond (B) effective 04/25/2008

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	AllianceBernstein		AllianceBernstein Growth &
	Global Technology Portfolio (B)		Income Portfolio (A)
	2008	2007	2008	2007
Operations:
Net investment (loss) income	$(136,549)	$(201,584)	$12,783	$806
Net realized (losses) gains	(3,693,847)	(2,902,116)	284,771	276,197
Net change in unrealized appreciation/ depreciation	(923,931)	4,947,832	(1,223,251)	(172,997)
(Decrease) increase in net assets from operations	(4,754,327)	1,844,132	(925,697)	104,006

Contract Owner Transactions:
Payments received from contract owners	112,146	107,921	93,311	91,952
Net transfers between Sub-Accounts and/ or Fixed Account	(547,400)	42,033	245,939	653,106
Transfer for contract terminations and annuity payouts	(1,626,746)	(2,726,769)	(675,944)	(1,601,563)
Decrease in net assets operations from contract transactions	(2,062,000)	(2,576,815)	(336,694)	(856,505)

Decrease in net assets	(6,816,327)	(732,683)	(1,262,391)	(752,499)

Net Assets:
Beginning of year	11,176,689	11,909,372	2,469,628	3,222,127
End of year	$4,360,362	$11,176,689	$1,207,237	$2,469,628

	AllianceBernstein Growth &		AllianceBernstein Growth
	Income Portfolio (B)		Portfolio (B)
	2008	2007	2008	2007
Operations:
Net investment income (loss)	$51,170	$(171,009)	$(10,659)	$(11,516)
Net realized gains (losses)	3,930,810	3,160,762	(103,776)	78,726
Net change in unrealized appreciation/ depreciation	(18,015,202)	(1,584,845)	(241,474)	8,657
(Decrease) increase in net assets from operations	(14,033,222)	1,404,908	(355,909)	75,867

Contract Owner Transactions:
Payments received from contract owners	146,704	241,095	1,714	39,315
Net transfers between Sub-Accounts and/ or Fixed Account	(1,584,306)	(834,271)	102,024	127,843
Transfer for contract terminations and annuity payouts	(5,863,975)	(6,785,002)	(119,022)	(294,174)
Decrease in net assets operations from contract transactions	(7,301,577)	(7,378,178)	(15,284)	(127,016)

Decrease in net assets	(21,334,799)	(5,973,270)	(371,193)	(51,149)

Net Assets:
Beginning of year	37,946,873	43,920,143	774,720	825,869
End of year	$16,612,074	$37,946,873	$403,527	$774,720

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	AllianceBernstein International		AllianceBernstein International
	Growth Portfolio (B)		Research Growth Portfolio (B)[6]
	2008	2007	2008	2007
Operations:
Net investment loss	$(89,049)	$(26,233)	$-	$(3,841)
Net realized (losses) gains	(600,542)	2,364,103	-	571,688
Net change in unrealized appreciation/ depreciation	(2,750,320)	(1,330,013)	-	(428,416)
(Decrease) increase in net assets from operations	(3,439,911)	1,007,857	-	139,431

Contract Owner Transactions:
Payments received from contract owners	33,853	17,606	-	58,419
Net transfers between Sub-Accounts and/ or Fixed Account	(159,127)	1,460,090	-	(931,240)
Transfer for contract terminations and annuity payouts	(1,173,208)	(1,241,772)	-	(278,325)
(Decrease) increase in net assets from contract transactions	(1,298,482)	235,924	-	(1,151,146)

(Decrease) increase in net assets	(4,738,393)	1,243,781	-	(1,011,715)

Net Assets:
Beginning of year	7,595,038	6,351,257	-	1,011,715
End of year	$2,856,645	$7,595,038	$-	$-

	AllianceBernstein Large Cap		AllianceBernstein Large Cap
	Growth Portfolio (A)[7]		Growth Portfolio (B)[8]
	2008	2007	2008	2007
Operations:
Net investment loss	$-	$(113,104)	$-	$(118,632)
Net realized gains (losses)	-	3,337,882	-	(8,564,500)
Net change in unrealized appreciation/ depreciation	-	(2,226,279)	-	9,523,046
Increase in net assets from operations	-	998,499	-	839,914

Contract Owner Transactions:
Payments received from contract owners	-	61,102	-	79,377
Net transfers between Sub-Accounts and/ or Fixed Account	-	(23,786,700)	-	(20,550,233)
Transfer for contract terminations and annuity payouts	-	(2,462,390)	-	(1,804,942)
Decrease in net assets operations from contract transactions	-	(26,187,988)	-	(22,275,798)

Decrease in net assets	-	(25,189,489)	-	(21,435,884)

Net Assets:
Beginning of year	-	25,189,489	-	21,435,884
End of year	$-	$-	$-	$-

[6]	Merged with AllianceBernstein International Growth Portfolio (B) effective 12/08/2007

[7]	Merged with SC FI Large Cap Growth Fund I Class effective 04/30/2007

[8]	Merged with SC FI Large Cap Growth Fund S Class effective 04/30/2007

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

			AllianceBernstein
	AllianceBernstein Real Estate		VPS Balanced Wealth
	Investment Portfolio (A)		Strategy (B)[9]
	2008	2007	2008	2007
Operations:
Net investment income (loss)	$1,351	$446	$(1,913)	$-
Net realized gains (losses)	113,335	152,159	(3,905)	-
Net change in unrealized appreciation/ depreciation	(252,435)	(255,371)	(86,741)	-
Decrease in net assets operations from operations	(137,749)	(102,766)	(92,559)	-

Contract Owner Transactions:
Payments received from contract owners	-	31,398	-	-
Net transfers between Sub-Accounts and/ or Fixed Account	(45,404)	(33,362)	519,089	-
Transfer for contract terminations and annuity payouts	(54,976)	(253,506)	(2,840)	-
(Decrease) increase in net assets from contract transactions	(100,380)	(255,470)	516,249	-

(Decrease) increase in net assets	(238,129)	(358,236)	423,690	-

Net Assets:
Beginning of year	465,804	824,040	-	-
End of year	$227,675	$465,804	$423,690	$-

	AllianceBernstein		AllianceBernstein
	VPS Intermediate		VPS Intermediate
	Bond (A)[10]		Bond (B)[11]
	2008	2007	2008	2007
Operations:
Net investment loss	$(59,045)	$-	$(24,451)	$-
Net realized losses	(57,602)	-	(9,293)	-
Net change in unrealized appreciation/ depreciation	(336,200)	-	(131,433)	-
Decrease in net assets operations from operations	(452,847)	-	(165,177)	-

Contract Owner Transactions:
Payments received from contract owners	4,176	-	3,011	-
Net transfers between Sub-Accounts and/ or Fixed Account	6,829,399	-	2,659,702	-
Transfer for contract terminations and annuity payouts	(1,032,090)	-	(487,385)	-
Increase in net assets from contract transactions	5,801,485	-	2,175,328	-

Increase in net assets	5,348,638	-	2,010,151	-

Net Assets:
Beginning of year	-	-	-	-
End of year	$5,348,638	$-	$2,010,151	$-
[9]	New Fund effective 09/26/2008

[10]	New Fund effective 04/25/2008

[11]	New Fund effective 04/25/2008

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	Columbia Asset		Columbia Asset
	Allocation Fund, VS (A)		Allocation Fund, VS (B)
	2008	2007	2008	2007
Operations:
Net investment income	$514,696	$530,851	$481,956	$443,002
Net realized gains	2,309,739	3,732,793	3,010,522	4,363,944
Net change in unrealized appreciation/ depreciation	(12,065,718)	(1,039,056)	(14,148,590)	(1,852,352)
(Decrease) increase in net assets from operations	(9,241,283)	3,224,588	(10,656,112)	2,954,594

Contract Owner Transactions:
Payments received from contract owners	188,019	371,349	267,753	108,230
Net transfers between Sub-Accounts and/ or Fixed Account	(1,077,017)	(1,443,431)	628,819	(1,032,975)
Transfer for contract terminations and annuity payouts	(6,473,311)	(12,768,788)	(6,917,662)	(6,690,851)
Decrease in net assets operations from contract transactions	(7,362,309)	(13,840,870)	(6,021,090)	(7,615,596)

Decrease in net assets	(16,603,592)	(10,616,282)	(16,677,202)	(4,661,002)

Net Assets:
Beginning of year	36,233,728	46,850,010	38,840,639	43,501,641
End of year	$19,630,136	$36,233,728	$22,163,437	$38,840,639

	Columbia Federal		Columbia Federal
	Securities Fund, VS (A)		Securities Fund, VS (B)
	2008	2007	2008	2007
Operations:
Net investment income	$737,495	$853,678	$2,255,927	$2,503,370
Net realized losses	(49,724)	(126,266)	(259,631)	(143,106)
Net change in unrealized appreciation/ depreciation	270,571	130,057	845,602	201,047
Increase in net assets from operations	958,342	857,469	2,841,898	2,561,311

Contract Owner Transactions:
Payments received from contract owners	128,617	147,840	693,517	357,965
Net transfers between Sub-Accounts and/ or Fixed Account	(894,609)	(169,793)	(9,785,912)	399,844
Transfer for contract terminations and annuity payouts	(3,668,095)	(6,289,655)	(10,067,131)	(9,093,497)
Decrease in net assets operations from contract transactions	(4,434,087)	(6,311,608)	(19,159,526)	(8,335,688)

Decrease in net assets	(3,475,745)	(5,454,139)	(16,317,628)	(5,774,377)

Net Assets:
Beginning of year	17,669,845	23,123,984	58,936,195	64,710,572
End of year	$14,194,100	$17,669,845	$42,618,567	$58,936,195

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	Columbia High Yield		Columbia High Yield
	Fund, VS (A)		Fund, VS (B)
	2008	2007	2008	2007
Operations:
Net investment income	$194,768	$104,502	$775,622	$414,479
Net realized (losses) gains	(49,019)	60,462	(250,191)	81,220
Net change in unrealized appreciation/ depreciation	(715,281)	(140,136)	(2,934,279)	(465,825)
(Decrease) increase in net assets from operations	(569,532)	24,828	(2,408,848)	29,874

Contract Owner Transactions:
Payments received from contract owners	6,746	67,639	38,353	46,590
Net transfers between Sub-Accounts and/ or Fixed Account	(62,331)	(189,570)	(486,888)	(1,113,778)
Transfer for contract terminations and annuity payouts	(701,359)	(1,128,692)	(1,723,997)	(1,465,520)
Decrease in net assets operations from contract transactions	(756,944)	(1,250,623)	(2,172,532)	(2,532,708)

Decrease in net assets	(1,326,476)	(1,225,795)	(4,581,380)	(2,502,834)

Net Assets:
Beginning of year	2,818,179	4,043,974	10,747,844	13,250,678
End of year	$1,491,703	$2,818,179	$6,166,464	$10,747,844

	Columbia International		Columbia International
	Fund, VS (A)		Fund, VS (B)
	2008	2007	2008	2007
Operations:
Net investment income	$295,554	$439,921	$30,351	$44,859
Net realized gains	3,464,192	6,953,031	604,670	1,500,480
Net change in unrealized appreciation/ depreciation	(14,512,281)	(4,985,046)	(2,247,221)	(1,226,999)
(Decrease) increase in net assets from operations	(10,752,535)	2,407,906	(1,612,200)	318,340

Contract Owner Transactions:
Payments received from contract owners	121,285	263,234	8,823	81,132
Net transfers between Sub-Accounts and/ or Fixed Account	146,236	(659,830)	(98,156)	(446,084)
Transfer for contract terminations and annuity payouts	(5,016,647)	(10,656,250)	(627,848)	(1,553,620)
Decrease in net assets operations from contract transactions	(4,749,126)	(11,052,846)	(717,181)	(1,918,572)

Decrease in net assets	(15,501,661)	(8,644,940)	(2,329,381)	(1,600,232)

Net Assets:
Beginning of year	27,227,453	35,872,393	4,046,278	5,646,510
End of year	$11,725,792	$27,227,453	$1,716,897	$4,046,278

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	Columbia Large Cap		Columbia Large Cap
	Growth Stock Fund, VS (A)		Growth Stock Fund, VS (B)
	2008	2007	2008	2007
Operations:
Net investment loss	$(164,085)	$(231,582)	$(156,473)	$(188,474)
Net realized losses	(1,382,342)	(3,838,479)	(2,101,226)	(1,025,075)
Net change in unrealized appreciation/ depreciation	(4,634,542)	6,634,591	(2,580,496)	2,991,322
(Decrease) increase in net assets from operations	(6,180,969)	2,564,530	(4,838,195)	1,777,773

Contract Owner Transactions:
Payments received from contract owners	147,801	179,736	64,004	113,057
Net transfers between Sub-Accounts and/ or Fixed Account	(13,871)	(805,841)	(1,068,059)	550,572
Transfer for contract terminations and annuity payouts	(2,934,979)	(7,100,335)	(2,160,733)	(2,800,614)
Decrease in net assets operations from contract transactions	(2,801,049)	(7,726,440)	(3,164,788)	(2,136,985)

Decrease in net assets	(8,982,018)	(5,161,910)	(8,002,983)	(359,212)

Net Assets:
Beginning of year	17,044,341	22,206,251	13,980,637	14,339,849
End of year	$8,062,323	$17,044,341	$5,977,654	$13,980,637

	Columbia Large Cap		Columbia Large Cap
	Value Fund, VS (A)		Value Fund, VS (B)
	2008	2007	2008	2007
Operations:
Net investment income (loss)	$408,289	$(49,940)	$91,058	$(127,758)
Net realized gains	5,329,804	5,641,169	3,154,117	3,647,547
Net change in unrealized appreciation/ depreciation	(25,777,592)	(3,863,014)	(12,938,711)	(3,062,588)
(Decrease) increase in net assets from operations	(20,039,499)	1,728,215	(9,693,536)	457,201

Contract Owner Transactions:
Payments received from contract owners	569,083	417,632	510,756	142,642
Net transfers between Sub-Accounts and/ or Fixed Account	(1,735,714)	(1,642,595)	(1,379,089)	(932,707)
Transfer for contract terminations and annuity payouts	(11,410,371)	(24,893,148)	(5,067,589)	(6,010,296)
Decrease in net assets operations from contract transactions	(12,577,002)	(26,118,111)	(5,935,922)	(6,800,361)

Decrease in net assets	(32,616,501)	(24,389,896)	(15,629,458)	(6,343,160)

Net Assets:
Beginning of year	61,352,376	85,742,272	28,995,120	35,338,280
End of year	$28,735,875	$61,352,376	$13,365,662	$28,995,120

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	Columbia Mid Cap		Columbia Mid Cap
	Value Fund, VS (A)[12]		Value Fund, VS (B)
	2008	2007	2008	2007
Operations:
Net investment income (loss)	$2,028	$1,590	$(139,796)	$(345,715)
Net realized gains	29,926	30,412	3,279,868	5,355,315
Net change in unrealized appreciation/ depreciation	(124,072)	(16,891)	(15,132,479)	(2,821,396)
(Decrease) increase in net assets from operations	(92,118)	15,111	(11,992,407)	2,188,204

Contract Owner Transactions:
Payments received from contract owners	-	-	115,449	155,984
Net transfers between Sub-Accounts and/ or Fixed Account	-	-	(1,270,591)	(509,102)
Transfer for contract terminations and annuity payouts	-	-	(4,439,028)	(5,364,825)
Decrease in net assets operations from contract transactions	-	-	(5,594,170)	(5,717,943)

(Decrease) increase in net assets	(92,118)	15,111	(17,586,577)	(3,529,739)

Net Assets:
Beginning of year	213,805	198,694	31,665,215	35,194,954
End of year	$121,687	$213,805	$14,078,638	$31,665,215

	Columbia Money Market		Columbia S&P 500 Index
	Fund, VS (A)		Fund, VS (A)[12]
	2008	2007	2008	2007
Operations:
Net investment income	$981,237	$3,799,150	$2,071	$1,650
Net realized gains	-	-	-	-
Net change in unrealized appreciation/ depreciation	-	-	(45,046)	4,080
Increase (decrease) in net assets from operations	981,237	3,799,150	(42,975)	5,730

Contract Owner Transactions:
Payments received from contract owners	401,928	609,315	-	-
Net transfers between Sub-Accounts and/ or Fixed Account	35,743,896	37,262,622	-	-
Transfer for contract terminations and annuity payouts	(41,272,409)	(60,355,549)	-	-
Decrease in net assets operations from contract transactions	(5,126,585)	(22,483,612)	-	-

(Decrease) increase in net assets	(4,145,348)	(18,684,462)	(42,975)	5,730

Net Assets:
Beginning of year	97,342,901	116,027,363	115,214	109,484
End of year	$93,197,553	$97,342,901	$72,239	$115,214

[12]	Represents seed money invested and retained by Sun life Assurance Company of Canada (U.S.) in order for the fund to commence operations.

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	Columbia S&P 500 Index		Columbia Small Cap
	Fund, VS(B)		Value Fund, VS (A)
	2008	2007	2008	2007
Operations:
Net investment income (loss)	$48,885	$(151,672)	$(33,875)	$(78,949)
Net realized gains	823,998	1,828,513	835,805	1,768,453
Net change in unrealized appreciation/ depreciation	(12,983,605)	(398,437)	(1,964,494)	(1,849,932)
(Decrease) increase in net assets from operations	(12,110,722)	1,278,404	(1,162,564)	(160,428)

Contract Owner Transactions:
Payments received from contract owners	253,667	377,542	14,629	63,870
Net transfers between Sub-Accounts and/ or Fixed Account	(386,910)	670,231	(627,261)	(541,117)
Transfer for contract terminations and annuity payouts	(5,497,153)	(5,115,414)	(828,182)	(2,121,979)
Decrease in net assets operations from contract transactions	(5,630,396)	(4,067,641)	(1,440,814)	(2,599,226)

Decrease in net assets	(17,741,118)	(2,789,237)	(2,603,378)	(2,759,654)

Net Assets:
Beginning of year	35,869,904	38,659,141	5,140,860	7,900,514
End of year	$18,128,786	$35,869,904	$2,537,482	$5,140,860

			Columbia
	Columbia Small Cap		Small Company
	Value Fund, VS (B)		Growth Fund, VS (A)
	2008	2007	2008	2007

Operations:
Net investment loss	$(132,264)	$(225,074)	$(34,881)	$(52,674)
Net realized gains (losses)	1,642,355	2,773,819	196,146	(210,638)
Net change in unrealized appreciation/ depreciation	(4,839,515)	(3,040,526)	(1,380,966)	712,255
(Decrease) increase in net assets from operations	(3,329,424)	(491,781)	(1,219,701)	448,943

Contract Owner Transactions:
Payments received from contract owners	61,770	184,917	5,371	61,800
Net transfers between Sub-Accounts and/ or Fixed Account	(803,315)	(1,098,707)	(47,671)	(349,952)
Transfer for contract terminations and annuity payouts	(2,453,913)	(3,392,925)	(381,922)	(1,039,773)
Decrease in net assets operations from contract transactions	(3,195,458)	(4,306,715)	(424,222)	(1,327,925)

Decrease in net assets	(6,524,882)	(4,798,496)	(1,643,923)	(878,982)

Net Assets:
Beginning of year	13,323,300	18,121,796	3,236,154	4,115,136
End of year	$6,798,418	$13,323,300	$1,592,231	$3,236,154

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	Columbia		Columbia
	Strategic Income Fund, VS (A)		Strategic Income Fund, VS (B)
	2008	2007	2008	2007
Operations:
Net investment income	$1,665,683	$1,995,848	$2,331,353	$2,632,173
Net realized (losses) gains	(1,497,618)	(1,261,657)	(1,270,241)	237,317
Net change in unrealized appreciation/ depreciation	(2,272,450)	682,390	(4,254,527)	(1,182,171)
(Decrease) increase in net assets from operations	(2,104,385)	1,416,581	(3,193,415)	1,687,319

Contract Owner Transactions:
Payments received from contract owners	135,699	148,755	263,328	194,959
Net transfers between Sub-Accounts and/ or Fixed Account	(955,255)	(420,221)	(3,020,024)	2,071,711
Transfer for contract terminations and annuity payouts	(5,808,868)	(9,558,261)	(8,581,707)	(6,441,755)
Decrease in net assets operations from contract transactions	(6,628,424)	(9,829,727)	(11,338,403)	(4,175,085)

Decrease in net assets	(8,732,809)	(8,413,146)	(14,531,818)	(2,487,766)

Net Assets:
Beginning of year	27,802,772	36,215,918	40,252,900	42,740,666
End of year	$19,069,963	$27,802,772	$25,721,082	$40,252,900

			Fidelity VIP III
	Fidelity VIP Equity		Dynamic Capital
	Income Fund - SC2		Appreciation Fund-SC2
	2008	2007	2008	2007
Operations:
Net investment income (loss)	$97,357	$(62,825)	$(22,198)	$(42,269)
Net realized (losses) gains	(1,151,134)	4,139,132	(147,233)	338,863
Net change in unrealized appreciation/ depreciation	(14,688,793)	(3,957,885)	(836,875)	(151,809)
(Decrease) increase in net assets from operations	(15,742,570)	118,422	(1,006,306)	144,785

Contract Owner Transactions:
Payments received from contract owners	518,269	296,158	15,897	19,749
Net transfers between Sub-Accounts and/ or Fixed Account	(1,390,383)	(85,931)	(169,392)	(17,723)
Transfer for contract terminations and annuity payouts	(5,792,992)	(6,808,171)	(164,011)	(558,315)
Decrease in net assets operations from contract transactions	(6,665,106)	(6,597,944)	(317,506)	(556,289)

Decrease in net assets	(22,407,676)	(6,479,522)	(1,323,812)	(411,504)

Net Assets:
Beginning of year	40,896,352	47,375,874	2,485,003	2,896,507
End of year	$18,488,676	$40,896,352	$1,161,191	$2,485,003

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	Fidelity VIP III Growth
	Opportunities Fund - SC2		MFS Bond Series IC
	2008	2007	2008	2007
Operations:
Net investment (loss) income	$(182,972)	$(279,383)	$25,258	$33,363
Net realized gains (losses)	352,193	1,470,179	(3,441)	10,273
Net change in unrealized appreciation/ depreciation	(8,743,697)	1,988,232	(82,251)	12,627
(Decrease) increase in net assets from operations	(8,574,476)	3,179,028	(60,434)	56,263

Contract Owner Transactions:
Payments received from contract owners	59,582	75,374	302	27,041
Net transfers between Sub-Accounts and/ or Fixed Account	647,429	(827,499)	(227,418)	168,933
Transfer for contract terminations and annuity payouts	(2,009,002)	(2,382,203)	(235,506)	(537,285)
Decrease in net assets operations from contract transactions	(1,301,991)	(3,134,328)	(462,622)	(341,311)

(Decrease) increase in net assets	(9,876,467)	44,700	(523,056)	(285,048)

Net Assets:
Beginning of year	16,930,399	16,885,699	1,841,101	2,126,149
End of year	$7,053,932	$16,930,399	$1,318,045	$1,841,101

	MFS		MFS
	Growth Series IC [13]		Growth Series SC [14]
	2008	2007	2008	2007
Operations:
Net investment loss	$(59,018)	$(101,810)	$(68,485)	$(85,589)
Net realized gains (losses)	182,859	452,734	(227,623)	(48,702)
Net change in unrealized appreciation/ depreciation	(2,234,324)	901,671	(1,378,168)	995,624
(Decrease) increase in net assets from operations	(2,110,483)	1,252,595	(1,674,276)	861,333

Contract Owner Transactions:
Payments received from contract owners	74,831	28,369	32,043	17,343
Net transfers between Sub-Accounts and/ or Fixed Account	(207,406)	(552,484)	317,825	(502,262)
Transfer for contract terminations and annuity payouts	(1,136,985)	(2,026,770)	(821,095)	(644,523)
Decrease in net assets operations from contract transactions	(1,269,560)	(2,550,885)	(471,227)	(1,129,442)

Decrease in net assets	(3,380,043)	(1,298,290)	(2,145,503)	(268,109)

Net Assets:
Beginning of year	6,420,199	7,718,489	4,654,443	4,922,552
End of year	$3,040,156	$6,420,199	$2,508,940	$4,654,443

13 Changed name from MFS Emerging Growth Series - IC effective 10/06/2008
14 Changed name from MFS Emerging Growth Series - SC effective 10/06/2008

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	MFS Investors Growth		MFS Investors
	Stock Series SC		Trust Series SC
	2008	2007	2008	2007
Operations:
Net investment loss	$(134,509)	$(218,282)	$(133,177)	$(164,812)
Net realized gains	38,924	629,351	901,344	1,223,575
Net change in unrealized appreciation/ depreciation	(4,041,337)	833,415	(5,185,810)	203,550
(Decrease) increase in net assets from operations	(4,136,922)	1,244,484	(4,417,643)	1,262,313

Contract Owner Transactions:
Payments received from contract owners	52,506	68,642	105,926	40,490
Net transfers between Sub-Accounts and/ or Fixed Account	(914,994)	351,349	45,436	(474,185)
Transfer for contract terminations and annuity payouts	(2,785,251)	(2,062,863)	(2,472,795)	(2,699,145)
Decrease in net assets operations from contract transactions	(3,647,739)	(1,642,872)	(2,321,433)	(3,132,840)

Decrease in net assets	(7,784,661)	(398,388)	(6,739,076)	(1,870,527)

Net Assets:
Beginning of year	13,389,898	13,788,286	14,392,215	16,262,742
End of year	$5,605,237	$13,389,898	$7,653,139	$14,392,215

	MFS New		MFS
	Discovery Series SC		Research Series IC
	2008	2007	2008	2007
Operations:
Net investment loss	$(61,344)	$(95,678)	$(77,834)	$(90,838)
Net realized gains (losses)	583,938	729,914	(110,915)	308,093
Net change in unrealized appreciation/ depreciation	(2,113,133)	(503,327)	(3,615,660)	1,271,846
(Decrease) increase in net assets from operations	(1,590,539)	130,909	(3,804,409)	1,489,101

Contract Owner Transactions:
Payments received from contract owners	21,555	10,840	46,155	77,884
Net transfers between Sub-Accounts and/ or Fixed Account	(165,646)	(181,908)	(260,251)	(416,621)
Transfer for contract terminations and annuity payouts	(819,888)	(1,608,873)	(1,837,814)	(3,559,406)
Decrease in net assets operations from contract transactions	(963,979)	(1,779,941)	(2,051,910)	(3,898,143)

Decrease in net assets	(2,554,518)	(1,649,032)	(5,856,319)	(2,409,042)

Net Assets:
Beginning of year	4,598,263	6,247,295	11,693,134	14,102,176
End of year	$2,043,745	$4,598,263	$5,836,815	$11,693,134

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	Rydex		Rydex
	Banking Fund		Biotechnology Fund
	2008	2007	2008	2007
Operations:
Net investment (loss) income	$(442)	$1,028	$(294)	$-
Net realized (losses) gains	(29,551)	1	(11,121)	-
Net change in unrealized appreciation/ depreciation	3,159	(3,159)	-	-
Decrease in net assets operations from operations	(26,834)	(2,130)	(11,415)	-

Contract Owner Transactions:
Payments received from contract owners	-	-		-
Net transfers between Sub-Accounts and/ or Fixed Account	(1,823)	30,787	76,239	-
Transfer for contract terminations and annuity payouts	-	-	(64,824)	-
(Decrease) increase in net assets from contract transactions	(1,823)	30,787	11,415	-

(Decrease) increase in net assets	(28,657)	28,657	-	-

Net Assets:
Beginning of year	28,657	-	-	-
End of year	$-	$28,657	$-	$-

	Rydex		Rydex
	Consumer Products Fund		Energy Fund
	2008	2007	2008	2007
Operations:
Net investment (loss) income	$(13)	$16	$(128)	$(247)
Net realized gains (losses)	40	225	(2,250)	9,290
Net change in unrealized appreciation/ depreciation	(525)	(32)	(5,504)	2,489
(Decrease) increase in net assets from operations	(498)	209	(7,882)	11,532

Contract Owner Transactions:
Payments received from contract owners	-	-	-	-
Net transfers between Sub-Accounts and/ or Fixed Account	-	(306)	893	(7,583)
Transfer for contract terminations and annuity payouts	-	-	(7,391)	(416)
Decrease in net assets operations from contract transactions	-	(306)	(6,498)	(7,999)

(Decrease) increase in net assets	(498)	(97)	(14,380)	3,533

Net Assets:
Beginning of year	2,068	2,165	16,032	12,499
End of year	$1,570	$2,068	$1,652	$16,032
The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	Rydex		Rydex Financial
	Energy Services Fund		Services Fund, VS (A)
	2008	2007	2008	2007
Operations:
Net investment (loss) income	$(123)	$(293)	$(213)	$693
Net realized gains (losses)	5,286	11,578	(21,560)	4,044
Net change in unrealized appreciation/ depreciation	(15,506)	(1,612)	6,300	(6,327)
(Decrease) increase in net assets from operations	(10,343)	9,673	(15,473)	(1,590)

Contract Owner Transactions:
Payments received from contract owners	-	-	-	-
Net transfers between Sub-Accounts and/ or Fixed Account	-	-	(13,745)	30,786
Transfer for contract terminations and annuity payouts	(13,900)	(20,999)	-	-
(Decrease) increase in net assets from contract transactions	(13,900)	(20,999)	(13,745)	30,786

(Decrease) increase in net assets	(24,243)	(11,326)	(29,218)	29,196

Net Assets:
Beginning of year	25,717	37,043	29,233	37
End of year	$1,474	$25,717	$15	$29,233

	Rydex Health		Rydex
	Care Fund, VS (A)		Nova Fund[15]
	2008	2007	2008	2007
Operations:
Net investment (loss) income	$(15)	$(18)	$(101)	$7,116
Net realized gains (losses)	61	96	(3,509)	10,315
Net change in unrealized appreciation/ depreciation	(528)	38	8,050	(7,677)
(Decrease) increase in net assets from operations	(482)	116	4,440	9,754

Contract Owner Transactions:
Payments received from contract owners	-	-	-	-
Net transfers between Sub-Accounts and/ or Fixed Account	1	-	(104,621)	(539,796)
Transfer for contract terminations and annuity payouts	-	(299)	-	-
Increase (decrease) in net assets from contract transactions	1	(299)	(104,621)	(539,796)

Decrease in net assets	(481)	(183)	(100,181)	(530,042)

Net Assets:
Beginning of year	1,887	2,070	100,181	630,223
End of year	$1,406	$1,887	$-	$100,181

15 Fund was closed on 11/07/2008

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	Rydex		Rydex Precious
	OTC Fund[16]		Metals Fund
	2008	2007	2008	2007
Operations:
Net investment loss	$(23,272)	$(32,727)	$(895)	$(3,043)
Net realized (losses) gains	(85,583)	21,381	200,555	(23,990)
Net change in unrealized appreciation/ depreciation	(651,933)	310,318	(178,259)	75,002
(Decrease) increase in net assets from operations	(760,788)	298,972	21,401	47,969

Contract Owner Transactions:
Payments received from contract owners	24,880	9,826	-	-
Net transfers between Sub-Accounts and/ or Fixed Account	(36,034)	(12,303)	(543,940)	285,660
Transfer for contract terminations and annuity payouts	(262,216)	(159,405)	(19,343)	(19,482)
(Decrease) increase in net assets from contract transactions	(273,370)	(161,882)	(563,283)	266,178

(Decrease) increase in net assets	(1,034,158)	137,090	(541,882)	314,147

Net Assets:
Beginning of year	1,984,073	1,846,983	541,882	227,735
End of year	$949,915	$1,984,073	$-	$541,882

	Rydex		Rydex
	Real Estate Fund		Retailing Fund
	2008	2007	2008	2007
Operations:
Net investment (loss) income	$(23)	$215	$(325)	$(28)
Net change in unrealized appreciation/ depreciation	(6,329)	1,766	(24,781)	11,626
Net unrealized (losses) gains	(182)	(5,268)	12,387	(12,387)
Decrease in net assets operations from operations	(6,534)	(3,287)	(12,719)	(789)

Contract Owner Transactions:
Payments received from contract owners	-	-	-	-
Net transfers between Sub-Accounts and/ or Fixed Account	-	-	(7,018)	20,526
Transfer for contract terminations and annuity payouts	(6,740)	-	-	-
(Decrease) increase in net assets from contract transactions	(6,740)	-	(7,018)	20,526

(Decrease) increase in net assets	(13,274)	(3,287)	(19,7371)	19,737

Net Assets:
Beginning of year	13,274	16,561	19,737	-
End of year	$-	$13,274	$-	$19,737

16 Fund was closed to new investments on 11/07/2008

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	Rydex		Rydex
	Technology Fund		Transportation Fund
	2008	2007	2008	2007
Operations:
Net investment loss	$(437)	$-	$(156)	$-
Net realized losses	(22,725)	-	(32,607)	-
Net change in unrealized appreciation/ depreciation	-	-	-	-
Decrease in net assets operations from operations	(23,162)	-	(32,763)	-

Contract Owner Transactions:
Payments received from contract owners		-	-	-
Net transfers between Sub-Accounts and/ or Fixed Account	23,162	-	93,337	-
Transfer for contract terminations and annuity payouts	-	-	(60,574)	-
Increase in net assets from contract transactions	23,162	-	32,763	-

Decrease in net assets	-	-	-	-

Net Assets:
Beginning of year	-	-	-	-
End of year	$-	$-	$-	$-

	Rydex		Rydex US Government
	Ursa Fund		Money Market Fund
	2008	2007	2008	2007
Operations:
Net investment (loss) income	$(235)	$-	$2,419	$33,589
Net realized losses	(9,818)	-	-	-
Net change in unrealized appreciation/ depreciation	-	-	-	-
(Decrease) increase in net assets from operations	(10,053)	-	2,419	33,589

Contract Owner Transactions:
Payments received from contract owners	-	-	-	-
Net transfers between Sub-Accounts and/ or Fixed Account	10,053	-	698,755	(171,127)
Transfer for contract terminations and annuity payouts	-	-	(1,595,832)	(388,431)
Increase (decrease) in net assets from contract transactions	10,053	-	(897,077)	(559,558)

Decrease in net assets	-	-	(894,658)	(525,969)

Net Assets:
Beginning of year	-	-	901,568	1,427,537
End of year	$-	$-	$6,910	$901,568

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	Rydex VT Europe		Rydex VT Inverse
	Advantage Fund		OTC Strategy Fund[19]
	2008	2007	2008	2007
Operations:
Net investment loss	$-	$(3)	$(133)	$(724)
Net realized gains (losses)	-	380	1,179	(15,015)
Net change in unrealized appreciation/ depreciation	(2)	(403)	-	-
(Decrease) increase in net assets from operations	(2)	(26)	1,046	(15,739)

Contract Owner Transactions:
Payments received from contract owners	-	-	-	113,437
Net transfers between Sub-Accounts and/ or Fixed Account	(2)	(4,767)	(1,046)	(97,698)
Transfer for contract terminations and annuity payouts	-	-	-	-
(Decrease) increase in net assets from contract transactions	-	(4,767)	(1,046)	15,739

Decrease in net assets	(4)	(4,793)	-	-

Net Assets:
Beginning of year	4	4,797	-	-
End of year	$-	$4	$-	$-

	Rydex VT		Rydex
	Government Long Bond		Inverse Government
	1.2x Strategy Fund[17]		Long Bond Strategy Fund[18]
	2008	2007	2008	2007
Operations:
Net investment income (loss)	$42	$677	$-	$(24)
Net realized gains (losses)	2,694	(9,278)	-	(4,020)
Net change in unrealized appreciation/ depreciation	10	1	-	-
Increase (decrease) in net assets from operations	2,746	(8,600)	-	(4,044)

Contract Owner Transactions:
Payments received from contract owners	-	-	-	-
Net transfers between Sub-Accounts and/ or Fixed Account	(2,736)	8,614	-	4,044
Transfer for contract terminations and annuity payouts	-	-	-	-
(Decrease) increase in net assets from contract transactions	(2,736)	8,614	-	4,044

Increase in net assets	10	14	-	-

Net Assets:
Beginning of year	23	9	-	-
End of year	$33	$23	$-	$-

17 Changed name from Rydex VT Government Long Bond Advantage Fund effective June 30,2007.
18 Changed name from Rydex Inverse Government Long Bond Fund effective June 30,2007.  Also Fund was closed on 11/07/2008
19 Changed name from Rydex VT Inverse OTC Fund effective June 30,2007.  Also Fund was closed on 11/07/2008

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	Rydex VT		Rydex VT
	Japan 1.25 x Strategy Fund[20]		Mid Cap 1.5x Strategy Fund[21]
	2008	2007	2008	2007
Operations:
Net investment loss	$-	$(3)	$(231)	$(9)
Net realized losses	-	(1,017)	(11,898)	(10,513)
Net change in unrealized appreciation/ depreciation	-	980	7,970	2,468
Decrease in net assets from operations	-	(40)	(4,159)	(8,054)

Contract Owner Transactions:
Payments received from contract owners	-	-	-	-
Net transfers between Sub-Accounts and/ or Fixed Account	-	(4,579)	(31,709)	(1,833)
Transfer for contract terminations and annuity payouts	-	-	-	-
Decrease in net assets from contract transactions	-	(4,579)	(31,709)	(1,833)

Decrease in net assets	-	(4,619)	(35,868)	(9,887)

Net Assets:
Beginning of year	-	4,619	35,868	45,755
End of year	$-	$-	$-	$35,868

	Rydex VT		Rydex VT
	OTC 2x Strategy Fund[22]		S&P 500 2x Strategy Fund[23]
	2008	2007	2008	2007
Operations:
Net investment loss	$(512)	$(2,208)	$(555)	$(1,331)
Net realized (losses) gains	(30,055)	2,862	(124,182)	(89,532)
Net change in unrealized appreciation/ depreciation	(5,437)	133	3,573	(12,716)
(Decrease) increase in net assets from operations	(36,004)	787	(121,164)	(103,579)

Contract Owner Transactions:
Payments received from contract owners	-	-	-	-
Net transfers between Sub-Accounts and/ or Fixed Account	(65,298)	42,209	34,385	215,224
Transfer for contract terminations and annuity payouts	(29,079)	(42,484)	(33,156)	(42,528)
(Decrease) increase in net assets from contract transactions	(94,377)	(275)	1,229	172,696

(Decrease) increase in net assets	(130,381)	512	(119,935)	69,117

Net Assets:
Beginning of year	130,381	129,869	123,014	53,897
End of year	$-	$130,381	$3,079	$123,014

[20]	Changed name from Rydex VT Japan Advantage Fund effective June 30,2007. Also Fund was closed on 11/07/2008.
[21]Changed name from Rydex VT Mid Cap Advantage effective June 30,2007
[22]Changed name from Rydex VT Dynamic OTC Fund effective June 30,2007
[23]Changed name from Rydex VT Dynamic S&P 500 Fund effective June 30,2007

The accompanying notes are an integral part of these financial statements.

K KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	Rydex VT		Rydex VT
	Inverse S&P 500 Strategy Fund[24]		Russell 2000 1.5x Strategy Fund[25]
	2008	2007	2008	2007
Operations:
Net investment loss	$-	$(479)	$(108)	$(74)
Net realized losses	-	(7,982)	(14,889)	(9,173)
Net change in unrealized appreciation/ depreciation	-	-	(1,393)	(4,151)
Decrease in net assets operations from operations	-	(8,461)	(16,390)	(13,398)

Contract Owner Transactions:
Payments received from contract owners	-	-	-	-
Net transfers between Sub-Accounts and/ or Fixed Account	-	8,461	7,841	(21,521)
Transfer for contract terminations and annuity payouts	-	-	(9,062)	-
Increase (decrease) in net assets from contract transactions	-	8,461	(1,221)	(21,521)

Decrease in net assets	-	-	(17,611)	(34,919)

Net Assets:
Beginning of year	-	-	21,052	55,971
End of year	$-	$-	$3,441	$21,052

	SC WMC Large Cap		SC WMC Large Cap
	Growth Fund I Class[26]		Growth Fund S Class[27]
	2008	2007	2008	2007
Operations:
Net investment loss	$(376,354)	$(400,214)	$(197,198)	$(200,926)
Net realized (losses) gains	(1,515,535)	140,825	(742,431)	58,937
Net change in unrealized appreciation/ depreciation	(12,598,160)	755,622	(5,759,455)	314,366
(Decrease) increase in net assets from operations	(14,490,049)	496,233	(6,699,084)	172,377

Contract Owner Transactions:
Payments received from contract owners	370,430	182,070	189,882	128,231
Net transfers between Sub-Accounts and/ or Fixed Account	(983,429)	44,928,266	(354,758)	19,459,720
Transfer for contract terminations and annuity payouts	(5,726,818)	(9,027,309)	(2,649,547)	(3,051,764)
(Decrease) increase in net assets from contract transactions	(6,339,817)	36,083,027	(2,814,423)	16,536,187

(Decrease) increase in net assets	(20,829,866)	36,579,260	(9,513,507)	16,708,564

Net Assets:
Beginning of year	36,579,260	-	16,708,564	-
End of year	$15,749,394	$36,579,260	$7,195,057	$16,708,564

[24]Changed name from Rydex VT Inverse S&P 500 Fund effective June 30,2007
[25]	Changed name from Rydex VT Russell 2000 Advantage fund effective June 30,2007
[26]	New Fund effective 04/30/2007. Also changed name from SCFI Large Cap Growth Fund - I class effective 08/01/2008.
[27]New Fund effective 04/30/2007. Also changed name from Wanger US Smaller Companies Fund effective 10/06/2008.

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	Templeton Developing		U.S. Allocation
	Markets Securities Fund 2		Portfolio
	2008	2007	2008	2007
Operations:
Net investment income	$20,934	$19,879	$42,953	$35,103
Net realized gains (losses)	439,692	1,488,275	(289,052)	(86,935)
Net change in unrealized appreciation/ depreciation	(2,129,468)	(566,520)	(1,028,163)	118,200
(Decrease) increase in net assets from operations	(1,668,842)	941,634	(1,274,262)	66,368

Contract Owner Transactions:
Payments received from contract owners	16,820	33,330	30,542	34,726
Net transfers between Sub-Accounts and/ or Fixed Account	35,905	(868,351)	(194,618)	(181,951)
Transfer for contract terminations and annuity payouts	(418,143)	(1,972,221)	(1,119,202)	(2,439,078)
Decrease in net assets from contract transactions	(365,418)	(2,807,242)	(1,283,278)	(2,586,303)

Decrease in net assets	(2,034,260)	(1,865,608)	(2,557,540)	(2,519,935)

Net Assets:
Beginning of year	3,332,450	5,198,058	4,498,808	7,018,743
End of year	$1,298,190	$3,332,450	$1,941,268	$4,498,808

	Wanger International		Wanger International
	Select Fund		Small Cap Fund
	2008	2007	2008	2007
Operations:
Net investment loss	$(95,248)	$(102,514)	$(116,286)	$(194,811)
Net realized gains	2,083,991	1,589,659	3,109,119	4,988,758
Net change in unrealized appreciation/ depreciation	(5,983,919)	510,346	(12,774,826)	(1,290,014)
(Decrease) increase in net assets from operations	(3,995,176)	1,997,491	(9,781,993)	3,503,933

Contract Owner Transactions:
Payments received from contract owners	59,885	54,932	58,651	111,482
Net transfers between Sub-Accounts and/ or Fixed Account	(1,378,468)	675,420	(191,199)	(2,134,177)
Transfer for contract terminations and annuity payouts	(2,169,652)	(2,087,022)	(2,819,224)	(4,053,537)
Decrease in net assets from contract transactions	(3,488,235)	(1,356,670)	(2,951,772)	(6,076,232)

(Decrease) increase in net assets	(7,483,411)	640,821	(12,733,765)	(2,572,299)

Net Assets:
Beginning of year	11,362,046	10,721,225	23,550,779	26,123,078
End of year	$3,878,635	$11,362,046	$10,817,014	$23,550,779

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	Wanger		Wanger USA
	Select Fund		Fund[28]
	2008	2007	2008	2007
Operations:
Net investment loss	$(288,097)	$(464,148)	$(566,961)	$(807,721)
Net realized gains	1,823,593	3,343,402	5,199,172	6,402,563
Net change in unrealized appreciation/ depreciation	(11,601,856)	(519,533)	(20,288,014)	(3,523,027)
(Decrease) increase in net assets from operations	(10,066,360)	2,359,721	(15,655,803)	2,071,815

Contract Owner Transactions:
Payments received from contract owners	109,068	138,980	190,921	191,239
Net transfers between Sub-Accounts and/ or Fixed Account	(811,924)	(2,101,908)	(1,495,615)	(2,548,895)
Transfer for contract terminations and annuity payouts	(3,230,842)	(5,091,673)	(5,253,742)	(6,634,708)
Decrease in net assets from contract transactions	(3,933,698)	(7,054,601)	(6,558,436)	(8,992,364)

Decrease in net assets	(14,000,058)	(4,694,880)	(22,214,239)	(6,920,549)

Net Assets:
Beginning of year	23,537,826	28,232,706	44,008,451	50,929,000
End of year	$9,537,768	$23,537,826	$21,794,212	$44,008,451

[28]	Changed name from Wanger US Smaller Companies Fund effective 10/06/2008

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2008

1. BUSINESS AND ORGANIZATION

Keyport Variable Account A (the “Variable Account”) is a separate account of Sun Life Assurance Company of Canada (U.S.) (the “Sponsor”) and was established as a funding vehicle for group and individual variable annuity contracts.  The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Insurance Department.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account is invested in shares of a specific mutual fund, or series thereof, selected by contract owners from available mutual funds (the "Funds") registered under the Investment Company Act of 1940, as amended.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities.  Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General
The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from these estimates.

Investment Valuation and Transactions
Investments made in mutual funds are valued at their closing net asset value each business day. Transactions are recorded on a trade date basis.  Realized gains and losses on sales of investments are on the determined basis of identified cost of the investments sold.  Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Transfers
Transfers between Sub-Accounts requested by contract participants are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt.  In addition, transfers can be made between the Sub-Accounts and the Fixed Account.  The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

Federal Income Tax Status
The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. The Sponsor will periodically review the status of this policy in the event of changes in the tax law. A provision may be made in future years for any federal income taxes that would be attributable to the contract.

Net Assets Retained by the Sponsor
Net assets presented on the Statement of Assets and Liabilities do not include seed money retained by the Sponsor.  Seed money is invested by the Sponsor in certain Sub-Accounts that required funds to commence operations.  The total value retained by the Sponsor is presented as a separate item on the Statement of Assets and Liabilities.  Sub-Accounts which are fully retained by the Sponsor are not presented in the financial highlights.

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

New and Adopted Accounting Pronouncements
In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes –an interpretation of FASB Statement No. 109” (“FIN 48”).  FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, “Accounting for Income Taxes.”  This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.  It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.  FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006.  The Sub-Accounts adopted FIN 48 on January 1, 2007.  The Sub-Accounts are not responsible for the payment or recording of income taxes and therefore the adoption of FIN 48 did not have an impact on the financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements,” which defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and expands disclosures about fair value measurements. SFAS No. 157 does not change existing guidance as to whether or not an instrument is carried at fair value.  On January 1, 2008, the Variable Account adopted SFAS No. 157 and applied the provisions of the statement prospectively to assets and liabilities measured and disclosed at fair value.

In October 2008, the FASB issued Staff Position (“FSP”) No. FAS 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active”. FSP No. FAS 157-3 clarifies the application of SFAS No. 157 in a market that is not active and provides an example to illustrate key considerations in the determination of the fair value of a financial asset when the market for that asset is not active. FSP No. FAS 157-3 was effective upon issuance and did not have an impact on the Variable Account’s financial statements.

3. RELATED PARTY TRANSACTIONS

Massachusetts Financial Services Company is the investment adviser to the MFS/Sun Life Series Trust.  Sun Capital Advisers LLC is the investment adviser to Sun Capital Advisers Trust.  Both are affiliates of the Sponsor and charge management fees at an annual rate ranging from 0.33% to 0.90% and 0.75% of the underlying funds’ average daily net assets, respectively.

4. CONTRACT CHARGES

Mortality and expense risk charges
Charges for mortality and expense risks are based on the value of the Sub-Account and are deducted from the Variable Account at the end of each valuation period to cover the risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor.  As of December 31, 2008, the deduction is at an effective annual rate of the average daily net asset value as follows:

Sub-Account	Mortality and Expense Risk
Keyport Advisor Variable Annuity	1.25%
Keyport Advisor Charter Variable Annuity	1.25%
Keyport Advisor Optima Variable Annuity	1.25%
Keyport Charter Variable Annuity	1.25%
Keyport Optima Variable Annuity	1.25%

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

4. CONTRACT CHARGES (CONTINUED)

Mortality and expense risk charges

Sub-Account	Mortality and Expense Risk
Keyport Latitude Variable Annuity	1.25%
Keyport Advisor Vista Variable Annuity	1.25%
Keyport Vista Variable Annuity	1.25%
Stein Roe Variable Annuity	0.65%
Rydex Variable Annuity	0.90%
Keyport Advisor Employee	0.35%

Administration charges
Each year on the account anniversary, an account administration fee is deducted from the Variable Account to reimburse the Sponsor for certain administrative expenses.  For Keyport Advisor Variable Annuity, Keyport Advisor Charter Variable Annuity, Keyport Advisor Optima Variable Annuity, Keyport Charter Variable Annuity, Keyport Optima Variable Annuity, and Keyport Latitude Variable Annuity the Account Fee is $36.  For Keyport Advisor Vista Variable Annuity and Keyport Vista Variable Annuity the Account Fee at an effective annual rate of 0.15% of contract value.

Distribution charge
A daily deduction from the Variable Account is made for distribution costs incurred by the Sponsor at an effective annual rate of 0.15% of average net assets for Keyport Advisor Variable Annuity, Keyport Advisor Charter Variable Annuity, Keyport Advisor Optima Variable Annuity, Keyport Charter Variable Annuity, Keyport Optima Variable Annuity, and Keyport Latitude Variable Annuity.  Keyport Advisor Vista Variable Annuity, Keyport Vista Variable Annuity, Stein Roe Variable Annuity, and Rydex Variable Annuity have no distribution charges.

Optional benefit rider charges
Optional riders are available for Keyport Advisor Charter and Keyport Advisor Optima only.  There is a yearly charge of 0.35% of the benefit base for a guaranteed income benefit rider, 0.05% of the benefit base for an enhanced death benefit (if purchased with income rider) and 0.10% of the benefit base for an enhanced death benefit (if purchased without the income rider).  The charge is deducted from the value of the Variable Account and Fixed Account held by the contract holder.

Surrender charges
The Sponsor does not deduct a sales charge from purchase payments.  However, Keyport Advisor Variable Annuity, Keyport Advisor Charter Variable Annuity, Keyport Advisor Optima Variable Annuity, Keyport Charter Variable Annuity, Keyport Optima Variable Annuity and Keyport Latitude Variable Annuity have a surrender charge (contingent deferred sales charge) based on a graded table of charges which is deducted upon contract termination from the amount surrendered.  Keyport Advisor Vista Variable Annuity, Keyport Vista Variable Annuity, Stein Roe Variable Annuity, and Rydex Variable Annuity have no surrender charges.

A deduction, when applicable, is made for premium taxes or similar state or local taxes.  It is currently the policy of the Sponsor to deduct the taxes from the Certificate Value upon full surrender (including surrender for the death benefit) or annuitization.   The Certificate Value is the sum of the Variable Account value and the Fixed Account value under the policyholder’s certificates.

5.  RESERVE FOR VARIABLE ANNUITIES

Reserve for variable annuities represents the actuarial present value of future contract benefits for those contract holders who are in the payout phase of their contract and chose the variable payout option. Annuity reserves are calculated using the 1983 Individual Annuity Mortality Table and the assumed interest rate of 3.0%, 4.0%, 5.0% or 6.0%, unless the annuitant elects otherwise, in which case the rate may vary from 3.0% to 6.0%, as regulated by the laws of the respective states.  The mortality risk is fully borne by the Sponsor and may result in additional amounts being transferred into the variable annuity account by the Sponsor to cover greater longevity of annuities than expected.  Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

6.  INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2008 were as follows:

	Purchases	Sales
AIM VI Capital Appreciation Series I	$614,096	$3,182,796
AIM VI Core Equity Fund	791,241	3,300,151
AIM VI International Growth Series I	2,097,398	7,337,302
Alger American Small Capitalization Growth Portfolio	213,088	1,366,299
AllianceBernstein Balanced Shared Portfolio (B)	105,080	679,474
AllianceBernstein Global Bond Portfolio (A)	790,929	7,721,328
AllianceBernstein Global Bond Portfolio (B)	335,964	2,989,008
AllianceBernstein Global Technology Portfolio (B)	380,312	2,578,861
AllianceBernstein Growth & Income Portfolio (A)	376,441	381,811
AllianceBernstein Growth & Income Portfolio (B)	7,078,934	9,182,810
AllianceBernstein Growth Portfolio (B)	313,626	339,569
AllianceBernstein International Growth Portfolio (B)	1,268,363	2,544,664
AllianceBernstein Real Estate Investment Portfolio (A)	109,151	109,958
AllianceBernstein VPS Balanced Wealth Strategy (B)	535,189	20,853
AllianceBernstein VPS Intermediate Bond (A)	7,115,217	1,372,777
AllianceBernstein VPS Intermediate Bond (B)	2,772,343	621,466
Columbia Asset Allocation Fund, VS (A)	4,536,739	8,071,291
Columbia Asset Allocation Fund, VS (B)	8,339,050	10,090,045
Columbia Federal Securities Fund, VS (A)	1,211,600	4,908,193
Columbia Federal Securities Fund, VS (B)	4,939,391	21,842,989
Columbia High Yield Fund, VS (A)	235,850	798,025
Columbia High Yield Fund, VS (B)	1,502,692	2,899,602
Columbia International Fund, VS (A)	5,685,204	5,905,999
Columbia International Fund, VS (B)	793,795	844,967
Columbia Large Cap Growth Stock Fund, VS (A)	786,010	3,751,144
Columbia Large Cap Growth Stock Fund, VS (B)	667,255	3,988,516
Columbia Large Cap Value Fund, VS (A)	8,442,793	13,896,903
Columbia Large Cap Value Fund, VS (B)	4,964,273	7,547,737
Columbia Mid Cap Value Fund, VS (B)	5,194,531	7,090,454
Columbia Money Market Fund, VS (A)	29,080,381	33,225,729
Columbia S&P 500 Index Fund, VS (B)	2,316,652	7,898,162
Columbia Small Cap Value Fund, VS (A)	640,568	1,670,970
Columbia Small Cap Value Fund, VS (B)	2,404,078	4,460,250
Columbia Small Company Growth Fund, VS (A)	386,626	543,787
Columbia Strategic Income Fund, VS (A)	2,167,509	7,130,249
Columbia Strategic Income Fund, VS (B)	5,506,123	14,513,172
Fidelity VIP Equity Income Fund - SC2	3,592,246	10,126,341
Fidelity VIP III Dynamic Capital Appreciation Fund-SC2	648,925	977,427
Fidelity VIP III Growth Opportunities Fund - SC2	2,683,179	4,168,143
MFS Bond Series IC	51,172	488,537
MFS Growth Series IC	109,234	1,437,812
MFS Growth Series SC	644,852	1,184,563
MFS Investors Growth Stock Series SC	874,629	4,161,181
MFS Investors Trust Series SC	1,610,549	3,227,266
MFS New Discovery Series SC	864,064	1,135,425
MFS Research Series IC	149,119	2,278,862
Rydex Banking Fund	55,557	57,823
Rydex Biotechnology Fund	76,239	65,118

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

6.  INVESTMENT PURCHASES AND SALES(CONTINUED)

	Purchases	Sales
Rydex Consumer Products Fund	$45	$16
Rydex Energy Fund	15,197	21,416
Rydex Energy Services Fund	948	14,023
Rydex Financial Services Fund, VS (A)	15,882	29,840
Rydex Health Care Fund, VS (A)	63	15
Rydex Nova Fund	503,416	608,138
Rydex OTC Fund	450,778	747,420
Rydex Precious Metals Fund	-	564,177
Rydex Real Estate Fund	828	6,839
Rydex Retailing Fund	37,785	45,034
Rydex VT S&P 500 2x Strategy Fund	806,582	805,909
Rydex Technology Fund	65,827	35,969
Rydex Transportation Fund	108,942	75,233
Rydex US Government Money Market Fund	1,856,933	2,751,591
Rydex VT OTC 2x Strategy Fund	843,832	938,720
Rydex VT Government Long Bond 1.2x Strategy Fund	53,959	56,653
Rydex VT Inverse OTC Strategy Fund	806,794	807,973
Rydex VT Inverse S&P 500 Fund	783,784	773,966
Rydex VT Mid Cap 1.5X Strategy Fund	50,667	82,608
Rydex VT Russell 2000 1.5x Strategy Fund	136,746	138,075
SC WMC Large Cap Growth Fund I Class	194,094	6,910,265
SC WMC Large Cap Growth Fund S Class	180,628	3,192,250
Templeton Developing Markets Securities Fund 2	719,618	575,377
U.S. Allocation Portfolio	114,264	1,354,589
Wanger International Select Fund	2,628,737	4,175,445
Wanger International Small Cap Fund	3,777,454	4,251,800
Wanger Select Fund	1,873,569	5,510,490
Wanger USA Fund	5,827,804	8,681,286

7. FAIR VALUE MEASUREMENTS

The following section applies the SFAS No. 157 fair value hierarchy and disclosure requirements to the Variable Account’s financial instruments that are carried at fair value. SFAS No. 157 clarifies that fair value is an exit price, representing the amount that would be exchanged to sell an asset or transfer a liability in an orderly transaction between market participants. The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. SFAS No. 157 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

In compliance with SFAS No. 157, the Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above.  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. FAIR VALUE MEASUREMENTS (CONTINUED)

The adoption did not have a material impact on the results of the Variable Account. As of December 31, 2008, the Funds of the Variable Account are identical to public mutual funds, but are only available to the contract holders of the Variable Account.  The inputs used to price the Funds are observable and are identical to mutual funds readily tradable in public markets and represent Level 1 assets under the SFAS No. 157 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account.

The following table presents the Variable Account's categories for its assets measured at fair value on a recurring basis as of December 31, 2008:

	Level 1	Level 2	Level 3	Total
Assets
Investment in the Funds	$551,304,883	$ -	$-	$ 551,304,883
Total assets measured at fair value on a recurring basis	$551,304,883	$ -	$-	$ 551,304,883

8. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit values (some of which may be rounded), net assets, investment income ratio, expense ratios (excluding expenses of the underlying funds) and the total return, for each of the five years in the period ended December 31, is as follows:

		At December 31				For the year ended December 31
		Unit Fair Value				Investment	Expense Ratio			Total Return
	Units	lowest to highest			Net Assets	Income Ratio[1]	lowest to highest[2]			lowest to highest[3]
AIM VI Capital Appreciation Series I
2008	766,141	$7.426	to	$7.607	$5,703,607	-%	1.24%	to	1.39%	(43.29	) %	to	(43.21	) %
2007	1,000,060	13.094	to	13.393	13,133,244	-	1.24	to	1.39	10.46		to	10.62
2006	1,295,604	11.854	to	12.107	15,400,097	0.06	1.24	to	1.39	4.84		to	4.99
2005	1,371,125	11.308	to	11.531	15,545,675	0.06	1.24	to	1.39	7.34		to	7.50
2004	1,644,791	10.535	to	10.727	17,374,279	-	1.24	to	1.39	5.15		to	5.31

AIM VI Core Equity Fund
2008	993,825	7.943	to	7.975	7,896,557	1.99	1.24	to	1.39	(31.11)		to	(31.01)
2007	1,242,558	11.530	to	11.559	14,329,861	1.01	1.24	to	1.39	6.62		to	6.78
2006 [7]	1,588,466	7.882	to	9.260	17,180,328	0.81	1.24	to	1.39	5.10		to	5.15

AIM VI Growth Series I (Merged with AIM VI Capital Appreciation Series I)
2008	-	-	to	-	-	-	-	to	-	-		to	-
2007	-	-	to	-	-	-	1.24	to	1.39	-		to	-
2006	-	8.573	to	8.662	-	-	1.24	to	1.39	6.76		to	6.81
2005	191,975	8.030	to	8.110	1,544,894	-	1.24	to	1.39	6.00		to	6.16
2004	265,891	7.576	to	7.639	2,019,073	-	1.24	to	1.39	6.73		to	6.89

AIM VI International Growth Series I
2008	1,561,996	7.812	to	10.594	16,249,104	0.50	1.24	to	1.39	(41.21)		to	(41.12)
2007	1,926,668	13.268	to	18.019	34,048,917	0.38	1.24	to	1.39	13.13		to	13.30
2006	2,378,499	11.711	to	15.928	37,115,125	1.00	1.24	to	1.39	26.47		to	26.66
2005	2,696,977	9.246	to	12.595	33,188,740	0.66	1.24	to	1.39	16.30		to	16.48
2004	3,042,123	7.938	to	10.829	32,123,515	0.65	1.24	to	1.39	22.29		to	22.47

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31				For the year ended December 31
		Unit Fair Value				Investment	Expense Ratio			Total Return
	Units	lowest to highest			Net Assets	Income Ratio[1]	lowest to highest[2]			lowest to highest[3]
AIM VI Premier Equity Fund Series I (Merged with AIM VI Core Equity Fund)
2008	-	$-	to	$-	$-	-%	-%	to	-%	-%	to	-%
2007	-	-	to	-	-	-	1.24	to	1.39	-	to	-
2006	-	7.882	to	9.259	-	1.04	1.24	to	1.39	5.10	to	5.15
2005	2,425,456	7.500	to	8.810	18,318,368	0.79	1.24	to	1.39	4.20	to	4.36
2004	3,003,442	7.197	to	8.455	21,766,966	0.44	1.24	to	1.39	4.31	to	4.46

Alger American Growth Portfolio (Merged with SC FI Large Cap Growth Fund I Class )
2008	-	-	to	-	-	-	-	to	-	-	to	-
2007	-	19.455	to	21.280	-	-	0.35	to	1.39	7.20	to	7.57
2006	1,361,545	18.148	to	19.783	24,756,325	0.13	0.35	to	1.39	3.70	to	4.78
2005	1,922,772	17.500	to	18.880	33,705,466	0.24	0.35	to	1.39	10.49	to	11.64
2004	2,483,790	15.838	to	16.911	39,400,571	-	0.35	to	1.39	4.04	to	5.13

Alger American Small Capitalization Growth Portfolio (Formerly Alger American Small Capitalization Portfolio)
2008	337,289	8.732	to	10.353	2,948,018	-	0.35	to	1.39	(47.34)	to	(46.79)
2007	424,803	16.583	to	19.456	7,050,852	-	0.35	to	1.39	15.61	to	16.83
2006	643,911	14.343	to	16.654	9,242,528	-	0.35	to	1.39	18.36	to	19.60
2005	894,352	12.118	to	13.925	10,844,934	-	0.35	to	1.39	15.27	to	16.47
2004	1,138,962	10.512	to	11.955	11,979,656	-	0.35	to	1.39	14.36	to	16.16

AllianceBernstein Balanced Shared Portfolio (Formerly AllianceBernstein Total Return Portfolio (B))
2008	-	10.552	to	10.662	-	4.68	1.24	to	1.39	(16.43)	to	(16.33)
2007	60,881	12.627	to	12.744	769,776	2.38	1.24	to	1.39	1.33	to	1.48
2006	113,980	12.461	to	12.558	1,422,310	2.23	1.24	to	1.39	10.03	to	10.19
2005	142,686	11.325	to	11.397	1,618,096	2.31	1.24	to	1.39	2.18	to	2.33
2004	162,196	11.084	to	11.137	1,800,614	2.27	1.24	to	1.39	7.29	to	7.45

AllianceBernstein Global Bond Portfolio (A)
2008	-	15.006	to	16.780	-	10.41	0.35	to	1.39	4.94	to	5.29
2007	506,520	14.300	to	15.937	7,284,062	3.21	0.35	to	1.39	8.82	to	9.96
2006	680,561	13.141	to	14.493	8,988,046	1.65	0.35	to	1.39	3.52	to	4.60
2005	990,824	12.694	to	13.856	12,630,978	9.24	0.35	to	1.39	(8.93)	to	(7.98)
2004	1,235,671	13.938	to	15.057	17,280,263	5.73	0.35	to	1.39	8.11	to	9.25

AllianceBernstein Global Bond Portfolio (B)
2008	-	14.616	to	14.811	-	10.14	1.24	to	1.39	4.83	to	4.88
2007	198,855	13.943	to	14.121	2,781,730	2.95	1.24	to	1.39	8.62	to	8.78
2006	274,151	12.836	to	12.981	3,528,310	1.35	1.24	to	1.39	3.20	to	3.36
2005	347,183	12.438	to	12.560	4,329,099	8.96	1.24	to	1.39	(9.13)	to	(9.00)
2004	383,109	13.689	to	13.802	5,257,162	5.58	1.24	to	1.39	7.82	to	7.98

AllianceBernstein Global Technology Portfolio (B) (Formerly AllianceBernstein Technology Portfolio (B))
2008	911,304	4.536	to	17.682	4,360,362	-	1.24	to	1.39	(48.19)	to	-
2007	1,210,284	8.757	to	17.682	11,176,689	-	1.24	to	1.39	18.24	to	18.41
2006	1,524,791	7.406	to	7.949	11,909,372	-	1.24	to	1.39	6.89	to	7.05
2005	1,845,923	6.929	to	7.437	13,487,399	-	1.24	to	1.39	2.22	to	2.37
2004	2,198,138	6.779	to	7.204	15,710,648	-	1.24	to	1.39	3.63	to	3.79

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Fair Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio [1]	lowest to highest[2]			lowest to highest[3]
AllianceBernstein Growth Portfolio (B)
2008	53,667	$7.494	to	$7.575	$403,527	-%	1.24%	to	1.39%	(43.39)%	to	(43.31)%
2007	58,336	13.238	to	13.361	774,720	-	1.24	to	1.39	11.10	to	11.27
2006	69,102	11.916	to	12.009	825,869	-	1.24	to	1.39	(2.60)	to	(2.46)
2005	92,630	12.234	to	12.311	1,135,695	-	1.24	to	1.39	10.10	to	10.26
2004	106,044	11.112	to	11.165	1,181,281	-	1.24	to	1.39	12.94	to	13.11

AllianceBernstein Growth & Income Portfolio (A)
2008	113,188	10.666	to	10.666	1,207,237	2.11	1.39	to	1.39	(41.43)	to	(41.43)
2007	135,621	18.210	to	18.210	2,469,628	1.43	1.39	to	1.39	3.66	to	3.66
2006	183,419	17.567	to	17.567	3,222,127	1.43	1.39	to	1.39	15.67	to	15.67
2005	228,823	15.187	to	15.187	3,475,143	1.52	1.39	to	1.39	3.42	to	3.42
2004	294,155	14.684	to	14.684	4,319,489	0.95	1.39	to	1.39	9.92	to	9.92

AllianceBernstein Growth & Income Portfolio (B)
2008	1,990,891	7.973	to	12.749	16,612,074	1.86	1.24	to	1.39	(41.52)	to	-
2007	2,659,499	12.749	to	14.446	37,946,873	1.21	1.24	to	1.39	-	to	3.56
2006	3,182,751	12.749	to	13.950	43,920,143	1.16	1.24	to	1.39	9.56	to	15.55
2005	3,802,765	11.428	to	12.073	45,481,963	1.27	1.24	to	1.39	3.16	to	3.31
2004	4,147,840	11.078	to	11.686	48,087,708	0.74	1.24	to	1.39	9.68	to	9.85

AllianceBernstein International Growth Portfolio (B) (Formerly AllianceBernstein Worldwide Privatization Portfolio (B))
2008	299,030	9.545	to	9.668	2,856,645	-	1.24	to	1.39	(49.67)	to	(49.60)
2007	400,181	18.966	to	19.182	7,595,038	1.31	1.24	to	1.39	16.14	to	16.32
2006	388,804	16.330	to	16.490	6,351,257	0.70	1.24	to	1.39	24.95	to	25.14
2005	462,461	13.069	to	13.178	6,045,588	0.32	1.24	to	1.39	18.89	to	19.07
2004	270,729	10.992	to	11.067	2,978,413	0.10	1.24	to	1.39	22.26	to	22.44

AllianceBernstein International Research Growth Portfolio (B) (Merged with AllianceBernstein International Growth Portfolio)
2008	-	-	to	-	-	-	-	to	-	-	to	-
2007	-	23.262	to	23.476	-	0.93	1.24	to	1.39	24.16	to	24.34
2006	53,891	18.735	to	18.881	1,011,715	0.24	1.24	to	1.39	24.44	to	24.63
2005	57,938	15.055	to	15.150	874,069	0.33	1.24	to	1.39	17.15	to	17.32
2004	40,807	12.851	to	12.913	525,053	0.19	1.24	to	1.39	15.78	to	15.95

AllianceBernstein Large Cap Growth Portfolio (A) (Merged with SC FI Large Cap Growth Fund I Class)
2008	-	-	to	-	-	-	-	to	-	-	to	-
2007	-	11.121	to	18.970	-	-	0.35	to	1.39	4.36	to	4.72
2006	1,480,043	10.656	to	18.115	25,189,489	-	0.35	to	1.39	(1.82)	to	(0.79)
2005	2,117,947	10.853	to	18.260	36,787,035	-	0.35	to	1.39	13.56	to	14.74
2004	2,963,832	9.557	to	15.914	45,388,257	-	0.35	to	1.39	7.12	to	8.24

AllianceBernstein Large Cap Growth Portfolio (B) (Merged with SC FI Large Cap Growth Fund S Class)
2008	-	-	to	-	-	-	-	to	-	-	to	-
2007	-	6.518	to	8.003	-	-	1.24	to	1.39	(12.75)	to	4.32
2006	2,833,704	7.471	to	7.675	21,435,884	-	1.24	to	1.39	(2.01)	to	(2.01)
2005	3,362,166	7.624	to	7.833	25,954,639	-	1.24	to	1.39	13.26	to	13.43
2004	4,205,397	6.731	to	6.916	28,661,909	-	1.24	to	1.39	6.84	to	7.01

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31					For the year ended December 31
							Investment
			Unit Fair Value			Net	Income	Expense Ratio			Total Return
		Units	lowest to highest			Assets	Ratio [1]	lowest to highest[2]			lowest to highest[3]
AllianceBernstein Real Estate Investment Portfolio (A)
2008		13,539	$16.817	to	$16.817	$227,675	1.78%	1.39%	to	1.39%	(36.58)%	to	(36.58)%
2007		17,567	26.516	to	26.516	465,804	1.46	1.39	to	1.39	(15.72)	to	(15.72)
2006		26,192	31.461	to	31.461	824,040	1.92	1.39	to	1.39	33.37	to	33.37
2005		32,299	23.590	to	23.590	761,923	3.33	1.39	to	1.39	10.13	to	10.13
2004		47,685	21.420	to	21.420	1,021,411	2.27	1.39	to	1.39	33.75	to	33.75

AllianceBernstein VPS Balanced Wealth Strategy (B)
2008	[4]	51,240	8.223	to	8.223	423,690	-	1.24		1.39	(17.77)		(17.77)

AllianceBernstein VPS Intermediate Bond (A)
2008	[5]	573,799	9.319	to	9.386	5,348,638	-	0.35		1.39	(6.81)		(6.14)

AllianceBernstein VPS Intermediate Bond (B)
2008	[5]	216,165	9.297	to	9.307	2,010,151	-	1.24		1.39	(7.03)		(6.93)

Columbia Asset Allocation Fund, VS (A) (Formerly Liberty Asset Allocation Fund VS (A))
2008		761,747	9.446	to	27.043	19,630,136	3.26	0.35	to	1.39	(29.32)	to	(28.57)
2007		994,764	13.265	to	38.202	36,233,728	2.71	0.35	to	1.39	7.66	to	8.79
2006		1,382,239	12.230	to	35.431	46,850,010	2.34	0.35	to	1.39	10.25	to	11.40
2005		1,960,282	11.011	to	32.090	60,318,796	2.66	0.35	to	1.39	5.06	to	6.16
2004		2,449,676	10.403	to	48.967	71,902,225	2.39	0.35	to	1.39	8.47	to	9.60

Columbia Asset Allocation Fund, VS (B) (Formerly Liberty Asset Allocation Fund VS (B))
2008		914,332	10.140	to	26.648	22,163,437	3.17	1.24	to	1.39	(29.44)	to	(29.33)
2007		1,128,976	14.371	to	37.710	38,840,639	2.67	1.24	to	1.39	7.54	to	7.70
2006		1,368,372	13.363	to	35.012	43,501,641	2.34	1.24	to	1.39	10.07	to	10.23
2005		1,642,697	12.141	to	31.762	46,644,475	2.47	1.24	to	1.39	4.94	to	5.09
2004		1,870,567	11.570	to	30.223	50,467,897	2.25	1.24	to	1.39	8.28	to	8.45

Columbia Federal Securities Fund, VS (A) (Formerly Liberty Federal Securities Fund VS (A))
2008		500,536	16.059	to	29.870	14,194,100	6.10	0.35	to	1.39	6.59	to	7.71
2007		664,438	14.954	to	27.981	17,669,845	5.75	0.35	to	1.39	4.71	to	5.81
2006		911,454	14.174	to	26.681	23,123,984	5.25	0.35	to	1.39	2.29	to	3.36
2005		1,329,782	13.755	to	26.046	32,958,991	5.95	0.35	to	1.39	1.17	to	2.22
2004		1,773,235	13.496	to	26.262	43,403,828	5.24	0.35	to	1.39	2.71	to	3.78

Columbia Federal Securities Fund, VS (B) (Formerly Liberty Federal Securities Fund VS (B))
2008		1,541,417	27.563	to	29.240	42,618,567	5.98	1.24	to	1.39	6.32	to	6.48
2007		2,267,147	25.925	to	27.461	58,936,195	5.69	1.24	to	1.39	4.50	to	4.66
2006		2,600,889	24.808	to	26.238	64,710,572	5.35	1.24	to	1.39	1.96	to	2.12
2005		2,942,077	24.331	to	25.695	71,800,914	5.46	1.24	to	1.39	1.02	to	1.17
2004		3,293,398	24.085	to	25.398	79,587,267	4.82	1.24	to	1.39	2.48	to	2.64

Columbia High Yield Fund, VS (A) (Formerly Columbia High Yield Fund II, VS (A))
2008		187,544	7.951	to	8.111	1,491,703	10.36	0.65	to	1.39	(25.82)	to	(25.26)
2007		262,833	10.719	to	10.853	2,818,179	4.71	0.65	to	1.39	0.43	to	1.18
2006		378,830	9.888	to	10.757	4,043,974	7.43	0.65	to	1.39	0.68	to	0.92
2005		525,660	9.822	to	10.659	5,168,013	-	0.65	to	1.39	1.10	to	1.85
2004		671,908	9.715	to	10.465	6,547,176	5.29	0.65	to	1.39	5.53	to	6.32

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Fair Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio [1]	lowest to highest[2]			lowest to highest[3]
Columbia High Yield Fund, VS (B) (Formerly Columbia High Yield Fund II, VS (B))
2008	775,916	$7.944	to	$7.976	$6,166,464	10.34%	1.24%	to	1.39%	(25.80)%	to	(25.69)%
2007	1,003,610	10.707	to	10.734	10,747,844	5.05	1.24	to	1.39	0.29	to	0.44
2006	1,241,102	9.845	to	10.686	13,250,678	4.18	1.24	to	1.39	0.70	to	8.23
2005	1,672,228	9.777	to	9.873	16,364,803	-	1.24	to	1.39	1.00	to	1.15
2004	2,016,436	9.680	to	9.762	19,538,391	5.32	1.24	to	1.39	5.58	to	5.74

Columbia International Fund, VS (A)
2008	1,273,177	9.132	to	12.609	11,725,792	2.97	0.35	to	1.39	(45.60)	to	(45.03)
2007	1,609,936	16.786	to	23.005	27,227,453	2.80	0.35	to	1.39	6.29	to	7.41
2006	2,257,043	15.792	to	21.482	35,872,393	1.36	0.35	to	1.39	23.44	to	24.73
2005	3,037,073	12.793	to	17.274	39,112,207	-	0.35	to	1.39	11.60	to	12.76
2004	3,987,162	11.463	to	15.364	45,991,784	1.15	0.35	to	1.39	12.16	to	13.33

Columbia International Fund, VS (B)
2008	143,429	11.945	to	12.048	1,716,897	2.69	1.24	to	1.39	(45.78)	to	(45.70)
2007	183,305	22.031	to	22.188	4,046,278	2.53	1.24	to	1.39	5.69	to	5.85
2006	270,514	20.845	to	20.962	5,646,510	1.24	1.24	to	1.39	23.32	to	23.50
2005	327,628	16.904	to	16.973	5,543,450	-	1.24	to	1.39	11.08	to	11.25
2004	401,033	15.217	to	15.257	6,106,415	0.96	1.24	to	1.39	11.91	to	12.08

Columbia Large Cap Growth Stock Fund, VS (A) (Formerly SteinRoe Growth Stock Fund VS (A))
2008	341,288	4.428	to	25.746	8,062,323	0.25	0.35	to	1.39	(41.26)	to	(40.64)
2007	432,631	7.482	to	43.764	17,044,341	0.37	0.35	to	1.39	14.16	to	15.36
2006	628,682	6.505	to	38.277	22,206,251	0.34	0.35	to	1.39	8.72	to	9.85
2005	890,447	5.940	to	35.156	28,907,133	0.65	0.35	to	1.39	3.30	to	4.38
2004	1,234,209	5.707	to	33.981	38,367,529	0.16	0.35	to	1.39	(3.31)	to	(2.29)

Columbia Large Cap Growth Stock Fund, VS (B) (Formerly SteinRoe Growth Stock Fund VS (B))
2008	257,275	6.019	to	25.344	5,977,654	0.08	1.24	to	1.39	(41.36)	to	(41.27)
2007	354,320	10.265	to	43.155	13,980,637	0.25	1.24	to	1.39	13.97	to	14.14
2006	423,168	9.007	to	37.809	14,339,849	0.19	1.24	to	1.39	8.61	to	8.77
2005	490,910	8.293	to	34.761	14,972,235	0.40	1.24	to	1.39	3.05	to	3.21
2004	604,018	8.048	to	33.681	17,738,961	-	1.24	to	1.39	(3.50)	to	(3.36)

Columbia Large Cap Value Fund, VS (A) (Formerly Liberty Growth & Income Fund, VS (A))
2008	1,360,258	8.643	to	24.934	28,735,875	2.40	0.35	to	1.39	(37.95)	to	(37.29)
2007	1,804,173	13.825	to	39.762	61,352,376	1.40	0.35	to	1.39	1.31	to	2.37
2006	2,560,018	13.544	to	38.839	85,742,272	1.28	0.35	to	1.39	16.53	to	17.74
2005	3,658,223	11.537	to	32.986	105,281,602	-	0.35	to	1.39	4.92	to	6.01
2004	4,758,220	10.915	to	31.115	130,472,664	1.73	0.35	to	1.39	12.19	to	13.36

Columbia Large Cap Value Fund, VS (B) (Formerly Liberty Growth & Income Fund, VS (B))
2008	667,944	9.215	to	21.416	13,365,662	2.13	1.24	to	1.39	(38.09)	to	(37.99)
2007	873,557	14.884	to	34.537	28,995,120	1.25	1.24	to	1.39	1.07	to	1.22
2006	1,079,267	14.727	to	34.122	35,338,280	1.13	1.24	to	1.39	16.23	to	16.40
2005	1,238,143	12.671	to	29.314	34,823,989	-	1.24	to	1.39	4.74	to	4.90
2004	1,395,486	12.097	to	27.946	37,327,648	1.54	1.24	to	1.39	11.89	to	12.06

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Fair Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio [1]	lowest to highest[2]			lowest to highest[3]
Columbia Mid Cap Value Fund, VS (B) (Formerly Liberty Select Value Fund, VS (B))
2008	1,379,916	$10.197	to	$ 10.328	$14,078,638	1.11%	1.24%	to	1.39%	(43.91)%	to	(43.83)%
2007	1,740,949	18.179	to	18.386	31,665,215	0.67	1.24	to	1.39	6.08	to	6.24
2006	2,052,718	17.138	to	17.306	35,194,954	0.50	1.24	to	1.39	15.30	to	15.48
2005	2,367,547	14.863	to	14.987	35,205,422	-	1.24	to	1.39	10.53	to	10.70
2004	2,609,259	13.447	to	13.539	35,101,572	0.28	1.24	to	1.39	13.72	to	13.89

Columbia Money Market Fund, VS (A) (Formerly Liberty Money Market Fund VS (A))
2008	5,475,836	12.181	to	19.226	93,197,553	2.55	-	to	1.39	1.16	to	2.58
2007	5,791,656	12.041	to	18.743	97,342,901	4.90	0.35	to	1.39	3.55	to	5.02
2006	7,186,191	11.628	to	17.848	116,027,363	4.60	0.35	to	1.39	3.28	to	4.72
2005	8,566,370	11.193	to	17.043	133,974,900	2.78	-	to	1.39	1.40	to	2.81
2004	8,215,045	10.406	to	16.577	126,381,296	0.87	-	to	1.39	(0.52)	to	0.88

Columbia Small Cap Value Fund, VS (A) (Formerly Colonial Small Cap Value Fund, VS (A))
2008	172,250	14.686	to	14.899	2,537,482	0.71	1.24	to	1.39	(29.02)	to	(28.91)
2007	247,765	20.690	to	20.958	5,140,860	0.43	1.24	to	1.39	(3.71)	to	(3.57)
2006	366,911	21.488	to	21.733	7,900,514	0.51	1.24	to	1.39	17.92	to	18.10
2005	474,277	18.222	to	18.403	8,659,404	-	0.65	to	1.39	4.18	to	4.34
2004	583,290	17.491	to	17.638	10,220,825	0.49	0.65	to	1.39	21.01	to	21.19

Columbia Small Cap Value Fund, VS (B) (Formerly Colonial Small Cap Value Fund, VS (B))
2008	466,981	14.541	to	14.751	6,798,418	0.46	1.24	to	1.39	(29.15)	to	(29.04)
2007	648,492	20.524	to	20.790	13,323,300	0.26	1.24	to	1.39	(3.93)	to	(3.79)
2006	847,524	21.364	to	21.608	18,121,796	0.33	1.24	to	1.39	17.72	to	17.89
2005	991,327	18.148	to	18.328	18,006,053	-	1.24	to	1.39	4.02	to	4.17
2004	1,135,581	17.448	to	17.594	19,828,593	0.33	1.24	to	1.39	20.81	to	20.99

Columbia Small Company Growth Fund VS (A) (Formerly Liberty Small Company Growth Fund VS (A))
2008	62,448	9.023	to	26.818	1,592,231	-	0.35	to	1.39	(41.65)	to	(41.03)
2007	74,020	15.463	to	45.889	3,236,154	-	0.35	to	1.39	11.88	to	13.06
2006	104,739	13.820	to	40.953	4,115,136	-	0.35	to	1.39	10.85	to	12.01
2005	162,744	12.467	to	36.889	5,829,102	-	0.35	to	1.39	1.30	to	2.35
2004	231,682	12.308	to	36.363	8,207,238	-	0.35	to	1.39	9.94	to	11.09

Columbia Strategic Income Fund, VS (A) (Formerly Colonial Strategic Income Fund, VS (A))
2008	968,707	14.098	to	22.795	19,069,963	8.41	0.35	to	1.39	(8.97)	to	(8.02)
2007	1,284,541	15.488	to	24.783	27,802,772	7.74	0.35	to	1.39	4.60	to	5.69
2006	1,750,784	14.808	to	23.447	36,215,918	9.63	0.35	to	1.39	5.59	to	6.69
2005	2,589,859	14.024	to	21.977	50,757,201	-	0.35	to	1.39	0.21	to	1.25
2004	3,359,897	13.995	to	21.705	65,625,701	7.56	0.35	to	1.39	8.64	to	9.78

Columbia Strategic Income Fund, VS (B) (Formerly Colonial Strategic Income Fund, VS (B))
2008	1,341,252	13.845	to	19.735	25,721,082	8.30	1.24	to	1.39	(9.08)	to	(8.94)
2007	1,909,961	15.227	to	21.673	40,252,900	7.82	1.24	to	1.39	4.28	to	4.44
2006	2,116,104	14.602	to	20.752	42,740,666	10.05	1.24	to	1.39	5.37	to	5.53
2005	2,360,977	13.858	to	19.665	45,297,775	-	1.24	to	1.39	0.01	to	0.16
2004	2,484,658	13.856	to	19.633	47,634,325	7.98	1.24	to	1.39	8.33	to	8.50

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Fair Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio [1]	lowest to highest[2]			lowest to highest[3]
Columbia S&P 500 Index Fund, VS (B) (Formerly Liberty S&P 500 Index Fund, VS (B))
2008	3,021,662	$5.995	to	$6.073	$18,128,786	1.84%	1.24%	to	1.39%	(38.27	) %	to	(38.18	) %
2007	3,690,746	9.713	to	9.823	35,869,904	1.22	1.24	to	1.39	3.42		to	3.57
2006	4,113,887	9.392	to	9.484	38,659,141	1.28	1.24	to	1.39	13.44		to	13.61
2005	4,930,583	8.279	to	8.348	40,840,330	-	1.24	to	1.39	2.78		to	2.94
2004	5,250,083	8.055	to	8.110	42,307,778	1.30	1.24	to	1.39	8.59		to	8.75

Fidelity VIP Equity Income Fund - SC2
2008	2,304,337	8.016	to	8.119	18,488,676	2.01	1.24	to	1.39	(43.61)		to	(43.52)
2007	2,874,699	14.215	to	14.376	40,896,352	1.50	1.24	to	1.39	(0.13)		to	0.02
2006	3,325,969	14.234	to	14.373	47,375,874	2.99	1.24	to	1.39	18.28		to	18.45
2005	3,643,228	12.034	to	12.134	43,870,477	1.45	1.24	to	1.39	4.12		to	4.27
2004	3,754,165	11.558	to	11.637	43,418,765	1.39	1.24	to	1.39	9.69		to	9.86

Fidelity VIP III Dynamic Capital Appreciation Fund-SC2
2008	136,337	7.787	to	8.518	1,161,191	0.44	1.24	to	1.39	(42.16)		to	(42.07)
2007	168,851	13.442	to	14.727	2,485,003	0.10	1.24	to	1.39	5.25		to	5.41
2006	207,189	12.753	to	13.993	2,896,507	0.25	1.24	to	1.39	12.25		to	12.41
2005	150,280	11.345	to	12.466	1,869,379	-	1.24	to	1.39	19.01		to	19.19
2004	106,203	9.518	to	10.474	1,107,711	-	1.24	to	1.39	(0.12)		to	0.03

Fidelity VIP III Growth Opportunities Fund - SC2
2008	1,630,322	4.324	to	4.380	7,053,932	0.13	1.24	to	1.39	(55.76)		to	(55.69)
2007	1,731,081	9.774	to	9.885	16,930,399	-	1.24	to	1.39	21.20		to	21.38
2006	2,092,554	8.064	to	8.144	16,885,699	0.48	1.24	to	1.39	3.67		to	3.83
2005	2,265,072	7.779	to	7.844	17,631,071	0.67	1.24	to	1.39	7.18		to	7.34
2004	2,437,441	7.258	to	7.307	17,699,605	0.33	1.24	to	1.39	5.41		to	5.57

MFS Bond Series IC
2008	93,254	14.134	to	14.134	1,318,045	2.96	1.39	to	1.39	(3.72)		to	(3.72)
2007	125,418	14.680	to	14.680	1,841,101	3.18	1.39	to	1.39	2.76		to	2.76
2006	148,834	14.285	to	14.285	2,126,149	4.28	1.39	to	1.39	2.61		to	2.61
2005	169,713	13.921	to	13.921	2,362,659	5.23	1.39	to	1.39	0.12		to	0.12
2004	233,078	13.905	to	13.905	3,241,035	6.08	1.39	to	1.39	4.60		to	4.60

MFS Growth Series IC (Formerly MFS Emerging Growth Series IC)
2008	275,891	8.302	to	13.260	3,040,156	0.24	0.35	to	1.39	(38.29)		to	(37.64)
2007	359,979	13.452	to	21.262	6,420,199	-	0.35	to	1.39	19.49		to	20.75
2006	516,673	11.257	to	17.609	7,718,489	-	0.35	to	1.39	6.41		to	7.52
2005	724,412	10.580	to	16.378	10,178,489	-	0.35	to	1.39	7.69		to	8.81
2004	981,602	9.824	to	15.052	12,817,064	-	0.35	to	1.39	11.40		to	12.56

MFS Growth Series SC (Formerly MFS Emerging Growth Series SC)
2008	231,373	8.153	to	11.061	2,508,940	-	1.24	to	1.39	(38.41)		to	(38.32)
2007	264,373	13.238	to	17.933	4,654,443	-	1.24	to	1.39	19.20		to	19.38
2006	333,189	11.106	to	15.022	4,922,552	-	1.24	to	1.39	6.13		to	6.29
2005	367,398	10.464	to	14.134	5,113,323	-	1.24	to	1.39	7.42		to	7.58
2004	456,401	9.741	to	13.137	5,914,440	-	1.24	to	1.39	11.16		to	11.33

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Fair Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio [1]	lowest to highest[2]			lowest to highest[3]
MFS Investors Growth Stock Series SC
2008	1,253,523	$4.470	to	$4.527	$5,605,237	0.31%	1.24%	to	1.39%	(37.85	) %	to	(37.76	) %
2007	1,861,012	7.192	to	7.274	13,389,898	0.09	1.24	to	1.39	9.48		to	9.65
2006	2,098,150	6.569	to	6.634	13,788,286	-	1.24	to	1.39	5.83		to	5.98
2005	2,362,160	6.208	to	6.259	14,669,265	0.15	1.24	to	1.39	2.79		to	2.94
2004	2,571,131	6.039	to	6.080	15,533,303	-	1.24	to	1.39	7.48		to	7.64

MFS Investors Trust Series SC
2008	1,113,734	6.868	to	6.956	7,653,139	0.55	1.24	to	1.39	(34.18)		to	(34.08)
2007	1,378,653	10.434	to	10.552	14,392,215	0.61	1.24	to	1.39	8.51		to	8.67
2006	1,690,285	9.616	to	9.711	16,262,742	0.26	1.24	to	1.39	11.14		to	11.31
2005	1,929,386	8.652	to	8.724	16,701,714	0.32	1.24	to	1.39	5.55		to	5.71
2004	1,990,443	8.197	to	8.253	16,323,512	0.44	1.24	to	1.39	9.59		to	9.75

MFS New Discovery Series SC
2008	373,332	5.473	to	5.543	2,043,745	-	1.24	to	1.39	(40.36)		to	(40.27)
2007	500,965	9.176	to	9.280	4,598,263	-	1.24	to	1.39	0.83		to	0.98
2006	686,283	9.101	to	9.190	6,247,295	-	1.24	to	1.39	11.37		to	11.54
2005	781,811	8.171	to	8.239	6,390,248	-	1.24	to	1.39	3.58		to	3.74
2004	948,910	7.888	to	7.942	7,487,676	-	1.24	to	1.39	4.74		to	4.90

MFS Research Series IC
2008	534,350	8.231	to	11.992	5,836,815	0.56	0.35	to	1.39	(36.97)		to	(36.31)
2007	674,627	13.060	to	18.828	11,693,134	0.73	0.35	to	1.39	11.63		to	12.81
2006	908,302	11.699	to	16.691	14,102,176	0.54	0.35	to	1.39	8.96		to	10.09
2005	1,263,205	10.738	to	15.161	18,007,788	0.49	0.35	to	1.39	6.32		to	7.42
2004	1,604,746	10.010	to	14.113	21,520,625	1.10	0.35	to	1.39	14.25		to	15.44

Rydex Banking Fund
2008	-	16.241	to	16.241	-	0.09	0.90	to	0.90	(41.69)		to	(41.69)
2007	1,029	27.853	to	27.853	28,657	23.18	0.90	to	0.90	(27.73)		to	(27.73)
2006	-	38.543	to	38.543	-	-	0.90	to	0.90	10.26		to	10.26
2005	973	34.958	to	34.958	34,012	7.59	0.90	to	0.90	(3.63)		to	(3.63)
2004	1,952	36.275	to	36.275	70,810	0.58	0.90	to	0.90	13.71		to	13.71

Rydex Basic Materials Fund
2008	-	-	to	-	-	-	-	to	-	-		to	-
2007	-	55.000	to	55.000	-	-	0.90	to	0.90	32.76		to	32.76
2006	-	41.427	to	41.427	-	-	0.90	to	0.90	21.21		to	21.21
2005	1,074	34.179	to	34.179	36,699	-	0.90	to	0.90	3.11		to	3.11
2004	1	33.147	to	33.147	47	0.15	0.90	to	0.90	19.75		to	19.75

Rydex Biotechnology Fund
2008	-	-	to	-	-	-	-	to	-	-		to	-
2007	-	21.633	to	21.633	-	-	0.90	to	0.90	3.47		to	3.47
2006	-	20.908	to	20.908	-	-	0.90	to	0.90	(4.18)		to	(4.18)
2005	-	21.821	to	21.821	-	-	0.90	to	0.90	9.68		to	9.68
2004	-	19.894	to	19.894	-	-	0.90	to	0.90	0.19		to	0.19

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Fair Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio [1]	lowest to highest[2]			lowest to highest[3]
Rydex Consumer Products Fund
2008	50	$31.581	to	$ 31.581	$1,570	0.17%	0.90%	to	0.90%	(24.08)%	to	(24.08)%
2007	50	41.596	to	41.596	2,068	1.67	0.90	to	0.90	10.08	to	10.08
2006	57	37.786	to	37.786	2,165	0.07	0.90	to	0.90	16.38	to	16.38
2005	555	32.467	to	32.467	18,007	5.33	0.90	to	0.90	(1.28)	to	(1.28)
2004	414	32.889	to	32.889	13,611	0.00	0.90	to	0.90	12.29	to	12.29

Rydex Electronics Fund
2008	-	-	to	-	-	-	-	to	-	-	to	-
2007	-	15.516	to	15.516	-	-	0.90	to	0.90	(3.37)	to	(3.37)
2006	-	16.057	to	16.057	-	-	0.90	to	0.90	1.57	to	1.57
2005	-	15.808	to	15.808	-	-	0.90	to	0.90	2.95	to	2.95
2004	342	15.355	to	15.355	5,253	-	0.90	to	0.90	(22.68)	to	(22.68)

Rydex Energy Fund
2008	44	37.409	to	37.409	1,652	-	0.90	to	0.90	(46.52)	to	(46.52)
2007	229	69.947	to	69.947	16,032	-	0.90	to	0.90	32.02	to	32.02
2006	236	52.982	to	52.982	12,499	-	0.90	to	0.90	10.93	to	10.93
2005	951	47.761	to	47.761	45,410	0.06	0.90	to	0.90	37.31	to	37.31
2004	6,663	34.784	to	34.784	231,748	0.00	0.90	to	0.90	31.09	to	31.09

Rydex Energy Services Fund
2008	49	30.206	to	30.206	1,474	-	0.90	to	0.90	(57.98)	to	(57.98)
2007	358	71.890	to	71.890	25,717	-	0.90	to	0.90	35.87	to	35.87
2006	700	52.911	to	52.911	37,043	-	0.90	to	0.90	9.99	to	9.99
2005	1,447	48.104	to	48.104	69,584	-	0.90	to	0.90	46.98	to	46.98
2004	100,761	32.728	to	32.728	3,297,751	-	0.90	to	0.90	32.54	to	32.54

Rydex Financial Services Fund, VS (A)
2008	1	15.371	to	15.371	15	-	0.90	to	0.90	(48.51)	to	(48.51)
2007	979	-	to	29.851	29,233	15.71	0.90	to	1.39	(19.53)	to	-
2006	1	37.097	to	37.097	37	0.01	0.90	to	1.39	15.69	to	15.69
2005	557	32.065	to	32.065	17,863	0.88	0.90	to	1.39	2.46	to	2.46
2004	1,197	31.296	to	31.296	37,458	0.40	0.90	to	1.39	16.07	to	16.07

Rydex Health Care Fund, VS (A)
2008	58	24.150	to	24.150	1,406	-	0.90	to	0.90	(25.53)	to	(25.53)
2007	58	32.430	to	32.430	1,887	-	0.90	to	1.39	5.07	to	5.07
2006	67	30.864	to	30.864	2,070	-	0.90	to	1.39	4.18	to	4.18
2005	1,870	29.626	to	29.626	55,398	-	0.90	to	1.39	9.66	to	9.66
2004	33	27.016	to	27.016	900	-	0.90	to	1.39	5.27	to	5.27

Rydex Internet Fund
2008	-	-	to	-	-	-	-	to	-	-	to	-
2007	-	28.283	to	28.283	-	-	0.90	to	0.90	9.40	to	9.40
2006	-	25.853	to	25.853	-	-	0.90	to	0.90	8.73	to	8.73
2005	-	23.779	to	23.779	-	-	0.90	to	0.90	(2.25)	to	(2.25)
2004	3,434	24.327	to	24.327	83,541	-	0.90	to	0.90	14.84	to	14.84

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Fair Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio [1]	lowest to highest[2]			lowest to highest[3]
Rydex Nova Fund
2008	-	$8.074	to	$ 8.074	$-	-%	0.90%	to	0.90%	(57.13)%	to	(57.13)%
2007	5,319	18.835	to	18.835	100,181	8.30	0.90	to	1.39	0.22	to	0.22
2006	33,534	18.794	to	18.794	630,223	2.64	0.90	to	1.39	18.21	to	18.21
2005	20,521	15.898	to	15.898	326,254	0.07	0.90	to	1.39	3.04	to	3.04
2004	60,684	15.429	to	15.429	936,294	0.01	0.90	to	1.39	13.60	to	13.60

Rydex OTC Fund
2008	394,652	2.404	to	2.435	949,915	0.15	0.90	to	1.39	(78.92)	to	(42.72)
2007	472,266	4.197	to	11.556	1,984,073	0.07	0.90	to	1.39	16.19	to	16.77
2006	510,859	3.612	to	9.896	1,846,983	-	0.90	to	1.39	4.32	to	4.83
2005	638,955	3.463	to	9.440	2,429,063	-	0.90	to	1.39	(0.28)	to	0.21
2004	832,923	3.473	to	9.420	3,634,718	-	0.90	to	1.39	7.83	to	8.37

Rydex Precious Metals Fund
2008	-	48.022	to	48.022	-	-	0.90	to	0.90	(39.12)	to	(39.12)
2007	6,870	78.874	to	78.874	541,882	-	0.90	to	0.90	18.48	to	18.48
2006	3,421	66.571	to	66.571	227,735	-	0.90	to	0.90	20.35	to	20.35
2005	8,307	55.315	to	55.315	459,487	-	0.90	to	0.90	19.81	to	19.81
2004	17,826	46.168	to	46.168	822,994	-	0.90	to	0.90	(14.98)	to	(14.98)

Rydex Real Estate Fund
2008	-	24.639	to	24.639	-	0.68	0.90	to	0.90	(42.16)	to	(42.16)
2007	312	42.602	to	42.602	13,274	2.26	0.90	to	0.90	(19.84)	to	(19.84)
2006	312	53.149	to	53.149	16,561	1.53	0.90	to	0.90	29.56	to	29.56
2005	312	41.022	to	41.022	12,782	0.38	0.90	to	0.90	6.19	to	6.19
2004	13,999	38.629	to	38.629	540,784	1.68	0.90	to	0.90	28.39	to	28.39

Rydex Retailing Fund
2008	-	18.525	to	18.525	-	-	0.90	to	0.90	(33.55)	to	(33.55)
2007	708	27.878	to	27.878	19,737	0.00	0.90	to	0.90	(13.39)	to	(13.39)
2006	-	32.186	to	32.186	-	-	0.90	to	0.90	9.10	to	9.10
2005	-	29.502	to	29.502	-	-	0.90	to	0.90	4.54	to	4.54
2004	1,943	28.221	to	28.221	54,845	-	0.90	to	0.90	9.08	to	9.08

Rydex Technology Fund
2008	-	-	to	-	-	-	-	to	-	-	to	-
2007	-	26.522	to	26.522	-	-	0.90	to	0.90	9.39	to	9.39
2006	-	24.245	to	24.245	-	-	0.90	to	0.90	4.95	to	4.95
2005	-	23.102	to	23.102	-	-	0.90	to	0.90	2.19	to	2.19
2004	5,758	22.606	to	22.606	130,176	-	0.90	to	0.90	0.25	to	0.25

Rydex Telecommunications Fund
2008	-	-	to	-	-	-	-	to	-	-	to	-
2007	-	28.029	to	28.029	-	-	0.90	to	0.90	8.25	to	8.25
2006	-	25.893	to	25.893	-	-	0.90	to	0.90	18.45	to	18.45
2005	2,470	21.860	to	21.860	54,004	-	0.90	to	0.90	0.26	to	0.26
2004	24,972	21.803	to	21.803	544,454	-	0.90	to	0.90	11.67	to	11.67

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

At December 31	For the year ended December 31
Investment
Unit Fair Value	Net	Income	Expense Ratio	Total Return
Units	lowest to highest	Assets	Ratio [1]	lowest to highest[2]	lowest to highest[3]
Rydex Transportation Fund
2008	-	$ -	to	$ -	$-	-%	-%	to	-%	-%	to	-%
2007	-	31.339	to	31.339	-	-	0.90	to	0.90	(9.57)	to	(9.57)
2006	-	34.657	to	34.657	-	-	0.90	to	0.90	6.43	to	6.43
2005	-	32.563	to	32.563	-	-	0.90	to	0.90	7.52	to	7.52
2004	1,143	30.287	to	30.287	34,620	-	0.90	to	0.90	21.89	to	21.89

Rydex US Government Money Market Fund
2008	250	27.621	to	27.621	6,910	1.20	0.90	to	0.90	0.24	to	0.24
2007	32,717	27.556	to	27.556	901,568	3.86	0.90	to	0.90	2.96	to	2.96
2006	53,338	26.764	to	26.764	1,427,537	3.58	0.90	to	0.90	2.89	to	2.89
2005	72,522	26.012	to	26.012	1,886,435	1.67	0.90	to	0.90	1.10	to	1.10
2004	969,059	25.728	to	25.728	24,932,035	0.30	0.90	to	0.90	(0.66)	to	(0.66)

Rydex Utilities Fund
2008	-	-	to	-	-	-	-	to	-	-	to	-
2007	-	35.657	to	35.657	-	-	0.90	to	0.90	11.85	to	11.85
2006	-	31.879	to	31.879	-	-	0.90	to	0.90	19.89	to	19.89
2005	-	26.591	to	26.591	-	0.12	0.90	to	0.90	9.58	to	9.58
2004	21,099	24.266	to	24.266	511,986	0.55	0.90	to	0.90	16.26	to	16.26

Rydex VT OTC 2x Strategy Fund (Formerly Rydex VT Dynamic OTC Fund)
2008	-	8.958	to	8.958	-	-	0.90	to	0.90	(74.45)	to	(74.45)
2007	3,719	35.060	to	35.060	130,381	0.07	0.90	to	0.90	27.05	to	27.05
2006	4,706	27.595	to	27.595	129,869	0.06	0.90	to	0.90	3.93	to	3.93
2005	42,338	26.552	to	26.552	1,124,150	-	0.90	to	0.90	(3.89)	to	(3.89)
2004	96,596	27.628	to	27.628	2,668,707	1.16	0.90	to	0.90	13.19	to	13.19

Rydex VT S&P 500 2x Strategy Fund (Formerly Rydex VT Dynamic S&P 500 Fund)
2008	279	11.030	to	11.030	3,079	-	0.90	to	0.90	(68.27)	to	(68.27)
2007	3,538	34.765	to	34.765	123,014	0.30	0.90	to	0.90	(0.29)	to	(0.29)
2006	1,546	34.866	to	34.866	53,897	0.37	0.90	to	0.90	22.60	to	22.60
2005	35,588	28.439	to	28.439	1,012,074	0.08	0.90	to	0.90	2.46	to	2.46
2004	66,761	27.755	to	27.755	1,852,938	-	0.90	to	0.90	15.85	to	15.85

Rydex VT Europe Advantage Fund (Formerly Rydex Large Cap Europe Fund)
2008	-	-	to	-	-	-	-	to	-	-	to	-
2007	-	44.623	to	44.623	4	0.04	0.90	to	0.90	12.05	to	12.05
2006	120	39.825	to	39.825	4,797	1.05	0.90	to	0.90	28.36	to	28.36
2005	737	31.026	to	31.026	22,878	0.29	0.90	to	0.90	5.41	to	5.41
2004	3,108	29.434	to	29.434	91,479	22.95	0.90	to	0.90	15.11	to	15.11

Rydex VT Government Long Bond 1.2x Strategy Fund (Formerly Rydex VT Government Long Bond Advantage Fund)
2008	1	54.729	to	54.729	33	3.54	0.90	to	0.90	43.55	to	43.55
2007	1	38.125	to	38.125	23	3.66	0.90	to	0.90	8.79	to	8.79
2006	-	35.045	to	35.045	9	3.66	0.90	to	0.90	(4.01)	to	(4.01)
2005	1,218	36.509	to	36.509	44,462	3.73	0.90	to	0.90	6.76	to	6.76
2004	1	34.197	to	34.197	34	3.55	0.90	to	0.90	7.46	to	7.46

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Fair Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio [1]	lowest to highest[2]			lowest to highest[3]
Rydex VT Inverse Government Long Bond Strategy Fund (Formerly Rydex VT Inverse Government Long Bond Fund)
2008	-	$16.463	to	$16.463	$-	-%	0.90%	to	0.90%	(24.83)%	to	(24.83)%
2007	-	21.902	to	21.902	-	-	0.90	to	0.90	(5.37)	to	(5.37)
2006	-	23.145	to	23.145	-	2.97	0.90	to	0.90	7.14	to	7.14
2005	10,812	21.601	to	21.601	233,561	-	0.90	to	0.90	(6.08)	to	(6.08)
2004	15,453	23.000	to	23.000	355,430	-	0.90	to	0.90	(11.46)	to	(11.46)

Rydex VT Inverse OTC Strategy Fund (Formerly Rydex VT Inverse OTC Fund)
2008	-	-	to	-	-	-	-	to	-	-	to	-
2007	-	16.458	to	16.458	-	-	0.90	to	0.90	(12.08)	to	(12.08)
2006	-	18.719	to	18.719	-	-	0.90	to	0.90	(2.28)	to	(2.28)
2005	15,640	19.156	to	19.156	299,585	-	0.90	to	0.90	0.37	to	0.37
2004	309,703	19.085	to	19.085	5,910,676	-	0.90	to	0.90	(12.62)	to	(12.62)

Rydex VT Inverse S&P 500 Strategy Fund (Formerly Rydex VT Inverse S&P 500 Fund)
2008	-	-	to	-	-	-	-	to	-	-	to	-
2007	-	239.483	to	239.483	-	-	0.90	to	0.90	899.31	to	899.31
2006	-	23.965	to	23.965	-	-	0.90	to	0.90	(8.33)	to	(8.33)
2005	6,355	26.142	to	26.142	166,141	-	0.90	to	0.90	(1.65)	to	(1.65)
2004	8,452	26.581	to	26.581	224,652	-	0.90	to	0.90	(11.01)	to	(11.01)

Rydex VT Japan 1.25x Strategy Fund (Formerly Rydex VT Japan Advantage Fund)
2008	-	-	to	-	-	-	-	to	-	-	to	-
2007	-	33.557	to	33.557	-	-	0.90	to	0.90	(12.03)	to	(12.03)
2006	121	38.145	to	38.145	4,619	0.92	0.90	to	0.90	4.20	to	4.20
2005	649	36.607	to	36.607	23,765	-	0.90	to	0.90	19.28	to	19.28
2004	1,017	30.691	to	30.691	31,219	-	0.90	to	0.90	9.34	to	9.34

Rydex VT Mid Cap 1.5x Strategy Fund (Formerly Rydex VT Mid Cap Advantage Fund )
2008	-	15.804	to	15.804	-	-	0.90	to	0.90	(60.37)	to	(60.37)
2007	899	39.878	to	39.878	35,868	0.87	0.90	to	0.90	2.67	to	2.67
2006	1,178	38.842	to	38.842	45,755	0.49	0.90	to	0.90	9.48	to	9.48
2005	126	35.479	to	35.479	4,486	-	0.90	to	0.90	13.05	to	13.05
2004	6,901	31.382	to	31.382	216,566	-	0.90	to	0.90	21.05	to	21.05

Rydex VT Russell 2000 1.5x Strategy Fund (Formerly Rydex VT Russell 2000 Advantage Fund)
2008	201	17.131	to	17.131	3,441	0.27	0.90	to	0.90	(51.80)	to	(51.80)
2007	592	35.543	to	35.543	21,052	0.76	0.90	to	0.90	(7.58)	to	(7.58)
2006	1,455	38.456	to	38.456	55,971	0.32	0.90	to	0.90	19.77	to	19.77
2005	137	32.107	to	32.107	4,410	2.11	0.90	to	0.90	2.99	to	2.99
2004	24,279	31.174	to	31.174	756,887	-	0.90	to	0.90	24.08	to	24.08

SC WMC Large Cap Growth Fund I Class (Formerly SC FI Large Cap Growth Fund I Class)
2008	2,817,869	5.587	to	5.686	15,749,394	0.01	0.35	to	1.39	(44.90)	to	(44.32)
2007 [6]	3,606,816	10.140	to	10.212	36,579,260	-	0.35	to	1.39	1.40	to	2.12

SC WMC Large Cap Growth Fund S Class (Formerly SC FI Large Cap Growth Fund S Class)
2008	1,294,023	5.559	to	5.573	7,195,057	0.01	1.24	to	1.39	(45.07)	to	(44.99)
2007 [6]	1,650,714	10.121	to	10.132	16,708,564	-	1.24	to	1.39	1.21	to	1.32

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Fair Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio[1]	lowest to highest[2]			lowest to highest[3]
Templeton Developing Markets Securities Fund 2
2008	118,207	$10.975	to	$ 11.132	$1,298,190	2.75%	1.24%	to	1.39%	(53.36)%	to	(53.29)%
2007	141,510	23.532	to	23.834	3,332,450	2.36	1.24	to	1.39	27.00	to	27.19
2006	280,414	18.530	to	18.739	5,198,058	1.12	1.24	to	1.39	26.33	to	26.51
2005	312,993	14.668	to	14.812	4,592,522	1.28	1.24	to	1.39	25.67	to	25.86
2004	246,583	11.672	to	11.768	2,879,949	1.84	1.24	to	1.39	22.99	to	23.17

U.S. Allocation Portfolio (Formerly UBS Global AM Tactical Allocation)
2008	282,453	6.676	to	7.218	1,941,268	2.93	1.24	to	1.39	(36.23)	to	(36.13)
2007	417,731	10.469	to	11.301	4,498,808	2.21	1.24	to	1.39	0.49	to	0.64
2006	656,391	10.418	to	11.230	7,018,743	2.52	1.24	to	1.39	9.47	to	9.63
2005	948,186	9.518	to	10.243	9,269,680	1.40	1.24	to	1.39	5.13	to	5.29
2004	1,228,753	9.053	to	9.729	11,448,298	0.73	1.24	to	1.39	8.85	to	9.01

Wanger International Select Fund
2008	381,446	10.163	to	10.289	3,878,635	0.41	1.24	to	1.39	(45.12)	to	(45.04)
2007	613,299	18.518	to	18.719	11,362,046	0.77	1.24	to	1.39	20.09	to	20.27
2006	694,967	15.419	to	15.564	10,721,225	0.27	0.65	to	1.39	34.13	to	34.33
2005	694,436	11.496	to	11.586	7,987,070	1.94	0.65	to	1.39	14.83	to	15.00
2004	601,634	10.012	to	10.075	6,026,514	0.31	0.65	to	1.39	22.62	to	22.80

Wanger International Small Cap Fund
2008	974,017	11.101	to	11.239	10,817,014	1.01	1.24	to	1.39	(46.36)	to	(46.28)
2007	1,137,620	20.694	to	20.919	23,550,779	0.91	1.24	to	1.39	14.70	to	14.87
2006	1,447,433	18.040	to	18.211	26,123,078	0.58	0.65	to	1.39	35.27	to	35.47
2005	1,693,216	13.338	to	13.442	22,590,786	1.04	0.65	to	1.39	19.85	to	20.03
2004	1,780,849	11.128	to	11.199	19,824,267	0.69	0.65	to	1.39	28.47	to	28.66

Wanger Select Fund
2008	885,180	10.769	to	11.262	9,537,768	-	0.65	to	1.39	(49.77)	to	(49.39)
2007	1,097,369	21.439	to	22.254	23,537,826	-	0.65	to	1.39	7.87	to	8.68
2006	1,420,045	19.874	to	20.476	28,232,706	0.38	0.65	to	1.39	18.05	to	18.93
2005	1,588,305	16.835	to	17.217	26,749,193	-	0.65	to	1.39	8.97	to	9.78
2004	1,705,354	15.450	to	15.684	26,355,290	-	0.65	to	1.39	17.65	to	18.53

Wanger USA Fund (Formerly Wanger US Smaller Companies Fund)
2008	1,928,302	11.297	to	12.060	21,794,212	-	0.65	to	1.39	(40.52)	to	(40.08)
2007	2,316,040	18.994	to	20.126	44,008,451	-	0.65	to	1.39	3.93	to	4.70
2006	2,785,624	18.276	to	19.222	50,929,000	0.23	0.65	to	1.39	6.39	to	7.18
2005	3,193,098	17.179	to	17.934	54,872,559	-	0.65	to	1.39	9.72	to	10.54
2004	3,563,295	15.657	to	16.225	55,809,659	-	0.65	to	1.39	16.69	to	17.57

1 Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

2 Ratio represents the annualized contract expenses of the Sub-Account, consisting primarily of mortality and expense charges. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

3 Ratio represents the total return for the year indicated and reflects a deduction only for expenses assessed through the daily unit value calculation.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented.  Investment options with a date notation indicate the effective date of that investment option in the Variable Account.  The total return is calculated for the year indicated or from the effective date through the end of the reporting period.

4 For the period September 26, 2008 (commencement of operations) through December 31, 2008.

5 For the period April 25, 2008 (commencement of operations) through December 31, 2008.

6 For the period April 30, 2007 (commencement of operations) through December 31, 2007.

7 For the period May 1, 2006 (commencement of operations) through December 31, 2006.

9. CHANGES IN UNITS

The changes in units outstanding for the year ended December 31, 2008 were as follows:

	Units Issued	Units Redeemed	Net (Decrease) Increase
AIM VI Capital Appreciation Series I	62,873	296,792	(233,919)
AIM VI Core Equity Fund	59,858	308,591	(248,733)
AIM VI International Growth Series I	136,601	501,274	(364,673)
Alger American Small Capitalization Growth Portfolio	13,767	101,281	(87,514)
AllianceBernstein Balanced Shared Portfolio (B)	1,717	62,598	(60,881)
AllianceBernstein Global Bond Portfolio (A)	2,656	509,176	(506,520)
AllianceBernstein Global Bond Portfolio (B)	4,012	202,867	(198,855)
AllianceBernstein Global Technology Portfolio (B)	55,744	354,724	(298,980)
AllianceBernstein Growth & Income Portfolio (A)	1,977	24,409	(22,432)
AllianceBernstein Growth & Income Portfolio (B)	124,422	793,030	(668,608)
AllianceBernstein Growth Portfolio (B)	35,680	40,349	(4,669)
AllianceBernstein International Growth Portfolio (B)	78,576	179,727	(101,151)
AllianceBernstein Real Estate Investment Portfolio (A)	292	4,320	(4,028)
AllianceBernstein VPS Balanced Wealth Strategy (B)	53,590	2,350	51,240
AllianceBernstein VPS Intermediate Bond (A)	713,108	139,309	573,799
AllianceBernstein VPS Intermediate Bond (B)	277,598	61,433	216,165
Columbia Asset Allocation Fund, VS (A)	12,369	245,386	(233,017)
Columbia Asset Allocation Fund, VS (B)	112,442	327,086	(214,644)
Columbia Federal Securities Fund, VS (A)	9,374	173,275	(163,901)
Columbia Federal Securities Fund, VS (B)	70,881	796,611	(725,730)
Columbia High Yield Fund, VS (A)	898	76,187	(75,289)
Columbia High Yield Fund, VS (B)	61,918	289,613	(227,695)
Columbia International Fund, VS (A)	76,994	413,754	(336,760)
Columbia International Fund, VS (B)	5,625	45,501	(39,876)
Columbia Large Cap Growth Stock Fund, VS (A)	26,459	117,802	(91,343)
Columbia Large Cap Growth Stock Fund, VS (B)	21,916	118,961	(97,045)
Columbia Large Cap Value Fund, VS (A)	29,188	473,103	(443,915)
Columbia Large Cap Value Fund, VS (B)	61,356	266,969	(205,613)
Columbia Mid Cap Value Fund, VS (B)	94,943	455,976	(361,033)
Columbia Money Market Fund, VS (A)	1,617,032	1,932,852	(315,820)

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. CHANGES IN UNITS (CONTINUED)

	Units Issued	Units Redeemed	Net (Decrease) Increase
Columbia S&P 500 Index Fund, VS (B)	262,707	931,791	(669,084)
Columbia Small Cap Value Fund, VS (A)	9,959	85,474	(75,515)
Columbia Small Cap Value Fund, VS (B)	58,098	239,610	(181,512)
Columbia Small Company Growth Fund, VS (A)	2,552	14,124	(11,572)
Columbia Strategic Income Fund, VS (A)	7,341	323,175	(315,834)
Columbia Strategic Income Fund, VS (B)	121,614	690,323	(568,709)
Fidelity VIP Equity Income Fund - SC2	287,036	857,398	(570,362)
Fidelity VIP III Dynamic Capital Appreciation Fund-SC2	48,408	80,922	(32,514)
Fidelity VIP III Growth Opportunities Fund - SC2	455,633	556,392	(100,759)
MFS Bond Series IC	261	32,425	(32,164)
MFS Growth Series IC	7,164	91,252	(84,088)
MFS Growth Series SC	46,107	79,107	(33,000)
MFS Investors Growth Stock Series SC	69,085	676,575	(607,490)
MFS Investors Trust Series SC	83,381	348,299	(264,918)
MFS New Discovery Series SC	18,042	145,675	(127,633)
MFS Research Series IC	7,359	147,636	(140,277)
Rydex Banking Fund	2,318	3,347	(1,029)
Rydex Biotechnology Fund	3,666	3,666	-
Rydex Energy Fund	181	366	(185)
Rydex Energy Services Fund	-	309	(309)
Rydex Financial Services Fund, VS (A)	577	1,555	(978)
Rydex Nova Fund	30,861	36,180	(5,319)
Rydex OTC Fund	60,674	138,288	(77,614)
Rydex Precious Metals Fund	-	6,870	(6,870)
Rydex Real Estate Fund	-	312	(312)
Rydex Retailing Fund	1,450	2,158	(708)
Rydex Technology Fund	2,522	2,522	-
Rydex Transportation Fund	3,339	3,339	-
Rydex US Government Money Market Fund	66,915	99,382	(32,467)
Rydex VT OTC 2x Strategy Fund	30,814	34,533	(3,719)
Rydex VT S&P 500 2x Strategy Fund	29,021	32,280	(3,259)
Rydex VT Government Long Bond 1.2x Strategy Fund	1,435	1,435	-
Rydex VT Inverse OTC Strategy Fund	44,453	44,453	-
Rydex VT Inverse S&P 500 Fund	3,025	3,025	-
Rydex VT Mid Cap 1.5x Strategy Fund	1,363	2,262	(899)
Rydex VT Russell 2000 1.5x Strategy Fund	4,366	4,757	(391)
SC WMC Large Cap Growth Fund I Class	36,578	825,526	(788,948)
SC WMC Large Cap Growth Fund S Class	29,475	386,167	(356,692)
Templeton Developing Markets Securities Fund 2	10,579	33,882	(23,303)
U.S. Allocation Portfolio	2,642	137,920	(135,278)
Wanger International Select Fund	40,383	272,236	(231,853)
Wanger International Small Cap Fund	77,240	240,843	(163,603)
Wanger Select Fund	86,059	298,248	(212,189)
Wanger USA Fund	126,064	513,802	(387,738)

KEYPORT VARIABLE ACCOUNT A
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable contract, other than a contract issued in connection with certain types of employee benefit plans, is not treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified.  The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code which allows the contract owner to avoid current taxation of both current and built-up earnings of the contract. The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

11. SUBSEQUENT EVENTS

In April 2009, UBS Series Trust U.S. Allocation Portfolio Sub-Account liquidated the remaining investments held in the Sub-Account.  Also in April 2009, Rydex Variable Trust issued reverse share splits for all Rydex Variable Trust Sub-Accounts.  Shares in each fund will be reduced and the price per share of the fund will be increased by a pre-determined ratio.

PART C

Item 24. Financial Statements and Exhibits

(a)	Financial Statements:
Included in Part B:
Keyport Variable Account A:
Statement of Assets and Liabilities - December 31, 2008
Statement of Operations for the years ended December 31, 2008 and 2007
Statement of Changes in Net Assets for the years ended December 31, 2008 and 2007
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Sun Life Assurance Company of Canada (U.S.)
Consolidated Statement of Income, Years Ended December 31, 2008, 2007 and 2006;
Consolidated Balance Sheets, December 31, 2008,and 2007;
Consolidated Statements of Comprehensive Income, Years Ended December 31, 2008, 2007 and 2006;
Consolidated Statements of Stockholder's Equity, Years Ended December 31, 2008, 2007 and 2006;
Consolidated Statements of Cash Flows, Years Ended December 31, 2008, 2007 and 2006
Notes to Consolidated Financial Statement; and
Report of Independent Registered Public Accounting Firm.

(b)	Exhibits:

@	(1)	Amended and Restated Resolution of the Board of Directors establishing Keyport Variable Account A

	(2)	Not applicable

***	(3)(a)	Marketing Services Agreement by and between Sun Life Assurance Company of Canada (U.S.), Sun Life of Canada (U.S.) Distributors, Inc. and Clarendon Insurance Agency, Inc.

++	(3)(b)(i)	Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc.

++	(3)(b)(ii)	Amendment to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc.

***	(3)(c)(i)	Specimen Sales Operations and General Agent Agreement

***	(3)(c)(ii)	Specimen Broker-Dealer Supervisory and Service Agreement

***	(3)(c)(iii)	Specimen Registered Representatives Agent Agreement

*	(4)(a)	Specimen Group Variable Annuity Contract of Sun Life Assurance Company of Canada (U.S.)

*	(4)(b)	Specimen of Variable Annuity Certificate of Sun Life Assurance Company of Canada (U.S.)

*	(4)(c)	Specimen Individual Variable Annuity Contract of Sun Life Assurance Company of Canada (U.S.)

@	(4)(d)	Specimen Tax-Sheltered Annuity Endorsement

@	(4)(e)	Specimen Individual Retirement Annuity Endorsement

@	(4)(f)	Specimen Corporate/Keogh 401(a) Plan Endorsement

@	(4)(g)	Specimen Name Change Endorsement

*	(5)(a)	Specimen Application for a Group Variable Annuity Contract

*	(5)(b)	Specimen Application for a Group Variable Annuity Certificate and Individual Variable Annuity Contract

***	(6)(a)	Articles of Incorporation of Sun Life Assurance Company of Canada (U.S.)

***	(6)(b)	By-Laws, as amended March 19, 2004, of Sun Life Assurance Company of Canada (U.S.)

	(7)	Not applicable

@	(8)(a)	Form of Participation Agreement

#	(8)(b)	Participation Agreement By and Among Sun Life Assurance Company of Canada (U.S.), Clarendon Insurance Agency, Inc., Alliance Capital Management L.P., and Alliance Fund Distributors, Inc.

@	(8)(b)(i)	Amendment to Participation Agreement

##	(8)(c)	Participation Agreement By and Among Sun Life Assurance Company of Canada (U.S.), AIM Variable Insurance Funds, Inc., AIM Distributors Inc., and Clarendon Insurance Agency, Inc.

@@@	(8)(c)(i)	Amendment to Participation Agreement

@	(8)(d)	Participation Agreement Among Liberty Variable Investment Trust, Liberty Funds Distributor, Inc., and Sun Life Assurance Company of Canada (U.S.)

@	(8)(d)(i)	Amendment to Participation Agreement

@	(8)(e)	Participation Agreement Among SteinRoe Variable Investment Trust, Liberty Funds Distributor, Inc., and Sun Life Assurance Company of Canada (U.S.)

@	(8)(e)(i)	Amendment to Participation Agreement

####	(8)(f)	Participation Agreement Among MFS Variable Insurance Trust, Sun Life Assurance Company of Canada (U.S.), and Massachusetts Financial Services Company.

@	(8)(f)(i)	Amendment to Participation Agreement

###	(8)(g)	Participation Agreement By and Among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Funds, and Fidelity Distributors Corporation

@@@@	(8)(g)(i)	Amendment to Participation Agreement

#	(8)(h)	Participation Agreement Among Rydex Variable Trust, Rydex Distributors, Inc. and Sun Life Assurance Company of Canada (U.S.)

@@@@	(8)(h)(i)	Amendment to Participation Agreement

@@@@	(8)(i)	Participation Agreement Among Wanger Advisors Funds, Wanger Asset Management L.P. and Sun Life Assurance Company of Canada (U.S.)

@@@@	(8)(i)(i)	Amendment to Participation Agreement

@@	(9)	Opinion and Consent of Counsel

	(10)(a)	Consents of Independent Registered Public Accounting Firm (filed herewith)

	(10)(b)	Representation of Counsel pursuant to Rule 485(b) (filed herewith)

+++	(11)	Financial Statement Schedules I and VI

	(12)	Not applicable

+	(13)	Chart of Affiliations

	(14)(a)	Powers of Attorney (filed herewith)

+	(14)(b)	Resolution of the Board of Directors of the depositor dated March 26, 2008, authorizing the use of powers of attorney for Officer signatures

*	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-43706) filed on or about February 27, 2001.

**
Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4 (File No. 333-37907) filed on or about January 16, 1998.

***	Incorporated herein by reference to the Depositor's Annual Report on Form 10-K (File No. 333-82824) filed on or about March 29, 2004.

#
Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4 (File No. 333-82957) filed on or about July 27, 2001.

##
Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4 (File No. 333-82957) filed on or about February 3, 2000.

###
Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6 (File No. 333-13087) filed on or about January 21, 1997.

####
Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4 (File No. 033-41628) filed on or about April 23, 1999.

@	Incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-114126) filed on or about April 1, 2004.

@@	Incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-111648) filed on or about December 31, 2003.

@@@	Incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-114129) filed on or about April 1, 2004.

@@@@	Incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-114132) filed on or about April 1, 2004.

+
Incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4 (File No. 333-83516) filed on or about February 27, 2009.

++
Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4 (File No. 333-83364) filed on or about April 27, 2009.

+++	Incorporated herein by reference to the Depositor's Form 10-K Annual Report for the fiscal year ended December 31, 2008, filed on March 30, 2009.

Item 25. Directors and Officers of the Depositor.

Name and Principal Business Address*	Positions and Offices With Depositor

Jon A. Boscia Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director and Chairman
Scott M. Davis Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and General Counsel and Director
Ronald H. Friesen Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and Chief Financial Officer and Treasurer and Director
Richard P. McKenney Sun Life Assurance Company of Canada 150 King Street West Toronto, Ontario Canada M5H 1J9	Director
Terrence J. Mullen Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director
Westley V. Thompson Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	President, SLF U.S., and Director
James M.A. Anderson Sun Life Assurance Company of Canada 150 King Street West Toronto, Ontario Canada M5H 1J9	Executive Vice President and Chief Investment Officer
Michael S. Bloom Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Assistant Vice President and Senior Counsel and Secretary
Priscilla S. Brown Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and Head of U.S. Marketing
Keith Gubbay Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and Chief Actuary
Maura E. Slattery Machold Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Vice President, Human Resources
Janet Whitehouse Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and General Manager, Individual Life Insurance
John R. Wright Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Executive Vice President, Sun Life Financial U.S. Operations

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant.

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of Sun Life Assurance Company of Canada (U.S.), which is ultimately controlled by Sun Life Financial.

The chart for the affiliations of the Depositor is incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4 (File No. 333-83516) filed on or about February 27, 2009.

None of the companies listed in such Exhibit 13 is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Sun Life Assurance Company of Canada (U.S.).

Item 27. Number of Contract Owners.

     As of March 31, 2009, there were 339 qualified contract owners and 351 non-qualified contract owners.

Item 28. Indemnification.

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)"), as amended March 19, 2004 (a copy of which was filed as Exhibit 3.2 to Depositor’s Form 10-K, File No. 333-82824, filed on March 29, 2004) provides for the indemnification of directors, officers and employees of Sun Life (U.S.). Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of Sun Life (U.S.) pursuant to the certificate of incorporation, by-laws, or otherwise, Sun Life (U.S.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (U.S.) of expenses incurred or paid by a director, officer, or controlling person of Sun Life (U.S.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (U.S.) will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters.

Clarendon Insurance Agency, Inc., which is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, E, F, G, I, and K KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account, Sun Life (N.Y.) Variable Accounts A, B, C, D, J, and N, and Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, and Total Return Variable Account.

The directors and officers of Clarendon Insurance Agency, Inc. are:

(b)	Name and Principal	Position and Offices
	Business Address*	with Underwriter

	James J. Cahill	President
	Scott M. Davis	Director
	Ronald H. Friesen	Director
	Michael S. Bloom	Secretary
	Ann B. Teixeira	Assistant Vice President, Compliance
	Kathleen T. Baron	Chief Compliance Officer
	Michael L. Gentile	Vice President
	William T. Evers	Assistant Vice President and Senior Counsel
	Jane F. Jette	Financial/Operations Principal and Treasurer
	Alyssa Gair	Assistant Secretary
	Michelle D'Albero	Counsel

* The principal business address of all directors and officers of the principal underwriter is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(c) Inapplicable.

Item 30. Location of Accounts and Records.

     Sun Life Assurance Company of Canada (U.S.), 112 Worcester Street, Wellesley Hills 02481.

Item 31. Management Services.

     Not applicable.

Item 32. Undertakings.

The Registrant hereby undertakes:

(a)
To file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted;

(b)
To include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an Applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information;

(c)	To deliver any Statement of Additional Information and any financial statements required to be made available under SEC Form N-4 promptly upon written or oral request.

(d)
Representation with respect to Section 26(f)(2)(A) of the Investment Company Act of 1940: Sun Life Assurance Company of Canada (U.S.) represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

The Registrant is relying on the no-action letter issued by the Division of Investment Management of the Securities and Exchange Commission to American Council of Life Insurance, Ref. No. IP-6-88, dated November 28, 1988, the requirements for which have been complied with by the Registrant.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the Town of Wellesley Hills and State of Massachusetts, on this 27th day of April, 2009.

Keyport Variable Account A
(Registrant)

Sun Life Assurance Company of Canada (U.S.)
(Depositor)

		By:	/s/ Westley V. Thompson*
Westley V. Thompson
President, SLF U.S.

*By:	/s/ Sandra M. DaDalt
Sandra M. DaDalt
Assistant Vice President
and Senior Counsel

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Westley V. Thompson*	President, SLF U.S. and Director	April 27, 2009
Westley V. Thompson	(Principal Executive Officer)

/s/ Ronald H. Friesen*	Senior Vice President and Chief Financial Officer	April 27, 2009
Ronald H. Friesen	and Treasurer and Director
(Principal Financial Officer)

/s/ Douglas C. Miller*	Vice President and Controller	April 27, 2009
Michael K. Moran	(Principal Accounting Officer)

*By: /s/ Sandra M. DaDalt	Attorney-in-Fact for:	April 27, 2009
Sandra M. DaDalt	Jon A. Boscia, Director
Scott M. Davis, Director
Richard P. McKenney, Director
Terrence J. Mullen, Director

* Sandra M. DaDalt has signed this document on the indicated date on behalf of the above Directors and Officers for the Depositor pursuant to powers or attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of the Board of Directors is incorporated herein by reference to Post-Effective Amendment No. 32 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-83516, filed on or about February 27, 2009. Powers of attorney are included herein as Exhibit 14(a).

EXHIBIT INDEX

Item

(10)(a)	Consents of Independent Registered Public Accounting Firm

(10)(b)	Representation of Counsel pursuant to Rule 485(b)

(14)(a)	Powers of Attorney